UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Barbara E. Courtney, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders

Annual Report December 31, 2018

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio
•	Focused Appreciation Portfolio
•	Large Cap Core Stock Portfolio
•	Large Cap Blend Portfolio
•	Index 500 Stock Portfolio
•	Large Company Value Portfolio
•	Domestic Equity Portfolio
•	Equity Income Portfolio
•	Mid Cap Growth Stock Portfolio
•	Index 400 Stock Portfolio
•	Mid Cap Value Portfolio
•	Small Cap Growth Stock Portfolio
•	Index 600 Stock Portfolio
•	Small Cap Value Portfolio
•	International Growth Portfolio
•	Research International Core Portfolio
•	International Equity Portfolio
•	Emerging Markets Equity Portfolio
•	Government Money Market Portfolio
•	Short-Term Bond Portfolio
•	Select Bond Portfolio
•	Long-Term U.S. Government Bond Portfolio
•	Inflation Protection Portfolio
•	High Yield Bond Portfolio
•	Multi-Sector Bond Portfolio
•	Balanced Portfolio
•	Asset Allocation Portfolio

Beginning on or after January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232, free of charge. Instead, your Fund annual and semi- annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at NorthwesternMutal.com/Paperless.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (888) 455-2232. Your election to receive reports in paper will apply to all future shareholder reports.

Letter to Contract Holders

December 31, 2018

One of the longest bull markets in U.S. history continued to charge ahead for most of the year, but ground to a halt in late 2018, as volatility emerged and the S&P 500® Index1 briefly dipped into bear market territory by falling 20% from its all-time high. Gains early in the year were offset by the sharp decline late in the year, precipitated by a number of lingering concerns that resulted in broad-based selling of riskier assets.

Despite steady economic growth in the U.S., many investors began to anticipate slower global growth, additional rate hikes by the U.S. Federal Reserve (the “Fed”) and continued economic disruption from trade clashes between the U.S. and China. With no signs of moderation, investors saw signs that these themes would likely continue, choosing to sell first and ask questions later.

On balance for the year, the large cap S&P 500® Index returned -4.38%, while the S&P MidCap 400® Index and the S&P SmallCap 600® Index returned -11.08% and -8.48%, respectively. Similarly, risk aversion prevailed across the globe, as the riskiest equities in both developed and emerging markets fell sharply.

By contrast, the overall bond market, as defined by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged with a return of 0.01%, as the various sectors of the bond market delivered mixed returns. Short-term U.S. Treasurys, which are often seen as a safe haven during tumultuous times, posted positive returns, while long-term U.S. Treasurys declined with rising interest rates. Riskier bonds, such as high yield corporates, posted negative returns despite the relatively healthy credit environment.

Despite the shifting winds in financial markets, U.S. economic growth accelerated to above 4% during the first half of the year, buoyed by the sweeping tax reform legislation passed in late 2017. Various measures of inflation, as well as inflation expectations, all approximately converged on the Fed’s target of 2.0% during the year. Faster growth and modest inflation led to a booming labor market, the lowest unemployment rate in more than 50 years (3.7% in November of 2018) and rising wages.

The Fed continued to reduce monetary stimulus at a steady pace by raising interest rates four times in 2018. The Fed also made significant progress on reducing the size of its balance sheet, which quadrupled in the years following the 2008 financial crisis. At the time of the writing of this letter, the Fed’s balance sheet was approximately $4 trillion, down from its high of $4.5 trillion in January of 2015. In December of 2018, the Fed also reset expectations for a slower pace of rate hikes in 2019.

The U.S. dollar appreciated against most foreign currencies, as the Fed’s higher interest rate policy stood in sharp contrast to the ongoing low interest rate policy of other major central banks like the European Central Bank and the Bank of Japan. Higher interest rates amid steady growth in the U.S. made American investments more attractive than comparable foreign investments, which meant international capital flowed to dollar-based assets during the year, boosting the value of the U.S. dollar in foreign exchange markets. The rising dollar proved to be especially challenging for emerging market nations, whose economies heavily rely on international capital inflows. Currency crises in Turkey and Argentina led to economic turmoil in those countries and their surrounding regions.

As we look ahead to 2019, the economy is facing many crosscurrents, which are likely to result in more volatility, as investors navigate the shifting economic waters. On the upside, the U.S. economy has shown positive momentum, and the overall business environment has remained strong through many challenges, persevering with solid growth, low inflation, and strong corporate profits. On the downside, trade wars and political turmoil at home and abroad, as well as the trajectory of the Fed’s monetary policy and international growth, are likely to contribute to an uncertain environment for markets. With so many unresolved themes, markets are likely to alternate between recognizing the potential for further growth and positioning for the end of the business cycle. The headlines are likely to highlight and accentuate the news at the extremes, which will add to the challenge of remaining resolute with your financial plan.

Good financial planning assumes that markets will experience volatility during the investor’s financial life cycle, so when volatility actually arrives, it can be an opportunity to rebalance2 a portfolio or put cash to work in other assets.

As always, we encourage you to work closely with your financial professional to navigate the financial markets in 2019 as they can help you develop and adhere to a plan that will be guided by your long-term goals, rather than the short-term fluctuations of the market.

Kate M. Fleming

President of Northwestern Mutual Series Fund, Inc.

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

2 A strategy involving portfolio rebalancing cannot assure a profit or protect against loss in a declining market. Not intended to be investment advice.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 to December 31, 2018*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$918.44	$1.98	0.41%
Hypothetical (5% return before expenses)	1,000.00	1,023.14	2.09	0.41

Focused Appreciation Portfolio
Actual	1,000.00	943.21	3.04	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Large Cap Core Stock Portfolio
Actual	1,000.00	920.80	2.13	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Large Cap Blend Portfolio
Actual	1,000.00	941.20	3.91	0.80
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80

Index 500 Stock Portfolio
Actual	1,000.00	930.64	0.97	0.20
Hypothetical (5% return before expenses)	1,000.00	1,024.20	1.02	0.20

Expense Examples (unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 to December 31, 2018*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$934.84	$3.61	0.74%
Hypothetical (5% return before expenses)	1,000.00	1,021.48	3.77	0.74

Domestic Equity Portfolio
Actual	1,000.00	959.29	2.62	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

Equity Income Portfolio
Actual	1,000.00	910.91	2.94	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61

Mid Cap Growth Stock Portfolio
Actual	1,000.00	862.11	2.49	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

Index 400 Stock Portfolio
Actual	1,000.00	857.79	1.17	0.25
Hypothetical (5% return before expenses)	1,000.00	1,023.95	1.28	0.25

Mid Cap Value Portfolio
Actual	1,000.00	878.68	3.55	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Small Cap Growth Stock Portfolio
Actual	1,000.00	812.85	2.56	0.56
Hypothetical (5% return before expenses)	1,000.00	1,022.38	2.85	0.56

Index 600 Stock Portfolio
Actual	1,000.00	835.55	1.39	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Small Cap Value Portfolio
Actual	1,000.00	843.43	4.00	0.86
Hypothetical (5% return before expenses)	1,000.00	1,020.87	4.38	0.86

International Growth Portfolio
Actual	1,000.00	891.69	3.10	0.65
Hypothetical (5% return before expenses)	1,000.00	1,021.93	3.31	0.65

Research International Core
Portfolio
Actual	1,000.00	874.32	3.64	0.77
Hypothetical (5% return before expenses)	1,000.00	1,021.32	3.92	0.77

International Equity Portfolio
Actual	1,000.00	871.42	2.55	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Emerging Markets Equity Portfolio
Actual	1,000.00	961.67	4.85	0.98
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99	0.98

Expense Examples (unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period July 1, 2018 to December 31, 2018*	Annualized Expense Ratio

Government Money Market
Portfolio
Actual	$1,000.00	$1,009.09	$1.72	0.34%
Hypothetical (5% return before expenses)	1,000.00	1,023.49	1.73	0.34

Short-Term Bond Portfolio
Actual	1,000.00	1,011.59	1.93	0.38
Hypothetical (5% return before expenses)	1,000.00	1,023.29	1.94	0.38

Select Bond Portfolio
Actual	1,000.00	1,014.82	1.52	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,012.43	4.06	0.80
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80

Inflation Protection Portfolio
Actual	1,000.00	983.60	2.70	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

High Yield Bond Portfolio
Actual	1,000.00	976.86	2.19	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Multi-Sector Bond Portfolio
Actual	1,000.00	1,006.30	3.79	0.75
Hypothetical (5% return before expenses)	1,000.00	1,021.42	3.82	0.75

Balanced Portfolio
Actual	1,000.00	957.69	0.30	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	938.03	0.39	0.08
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.41	0.08

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the direct expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$899 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged BNY Mellon Asset Management North America Corporation (“BNY Mellon”) to act as sub-adviser for the Portfolio. The Portfolio invests in the equity securities of medium and large capitalization companies. The Portfolio invests in stocks selected by a team of global research analysts, with each analyst responsible for investments in his or her area of expertise. These analysts use a fundamental research process to identify investments for the Portfolio. The Portfolio invests in those companies in which the analysts have the highest degree of conviction or have identified the potential for strong earnings growth or share price appreciation in the near-term.

MARKET OVERVIEW

Markets declined overall in 2018 as the ongoing U.S.-China trade dispute, rising interest rates, weakening corporate profit growth, uncertainty related to Brexit and Italian budget negotiations and a partial U.S. government shutdown all weighed on equity markets. In the U.S., the U.S. Federal Reserve (the “Fed”) voted to raise short-term interest rates four times during the period. Fed Chairman Jerome Powell struck a dovish tone at the year-end meeting, however, revising next year’s growth forecasts downward and triggering a selloff in U.S. equity markets. Unemployment ended the period at the lowest level in nearly 50 years, and consumer confidence was consistently strong. The U.S. dollar strengthened against a basket of major currencies.

PORTFOLIO RESULTS

The Portfolio returned 1.26% for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned (1.51%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Large Cap Growth Funds peer group was (0.60%).

In the Information Technology sector, stock selection in the software and IT services industries contributed to relative performance. Shares of Fortinet, Inc. climbed after reporting robust earnings results with an upside in nearly every key metric, in addition to an increase in fiscal year 2018 guidance. Firewall demand was generally improving due to rising IT spending. An investment in Twilio, Inc. also helped the Portfolio’s relative return.

The Healthcare sector was also a key contributor. Shares of Boston Scientific Corporation climbed after the Wall Street Journal reported that Stryker Corporation had approached the medical device company with a takeover offer in the second quarter. Although the deal was ultimately scrapped, it would have put two high-growth medical-surgical assets together with very little overlap. WellCare Health Plans, Inc. also gained after it acquired Meridian Health Plans of Michigan and Illinois and MeridianRx, a pharmacy benefit management company.

On the downside, several stocks in the Communication Services sector worked against the Portfolio’s relative return. Activision Blizzard, Inc. declined after reporting fourth-quarter guidance below expectations, despite reporting earnings slightly above expectations. While performance related to the game “Call of Duty Black Ops IV” remains strong, “Destiny 2: Forsaken” was a source of weakness and performed below management expectations. Charter Communications, Inc. also fell after reporting mixed quarterly results.

The Financials sector was also a source of weakness for the year. Positioning in the capital markets segment and a lack of exposure to diversified financial services were the primary culprits for lagging results. Ameriprise Financial, Inc. fell due to questions about the company’s long-term care business sale, which became a significant drag on the stock. While Ameriprise is considering selling its property and casualty business, its core business – advice and wealth management – remains robust.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BNY Mellon, the Portfolio’s sub-adviser.

Growth Stock Portfolio (unaudited)

As 2019 begins, a number of issues could impact U.S. economic and corporate profit growth, including protracted U.S.-China trade tensions, the continuing effects of last year’s rise in interest rates and a reduction in the economic effect of tax reform. Tariff-induced pre-buying appears to have inflated demand and inventories, which could ultimately result in reduced orders and demand in the near term. China reported weak manufacturing data and U.S. manufacturing sentiment dropped in December with weak new orders. Brexit is also nearing its final stages.

Despite these headwinds, we believe the odds of a recession-driven bear market remain low due to continued job growth, the recent decline in longer-term interest rates and the under-levered positions of the consumer balance sheet and the U.S. financial system. While the path to a resolution remains unclear, any meaningful breakthrough on U.S.-China tariffs would be well received across equity markets. We should see some type of fiscal stimulus in China, a U.S.-China trade deal, a pause in interest rate increases and oil price stability, all of which would help markets continue to recover.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Growth Stock Portfolio	1.26%	8.31%	13.28%
Russell 1000® Growth Index	-1.51%	10.40%	15.29%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-0.60%	9.46%	14.64%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Alphabet, Inc., Various	7.6%
Amazon.com, Inc.	6.5%
Microsoft Corp.	5.2%
Apple, Inc.	4.5%
UnitedHealth Group, Inc.	3.6%
Visa, Inc. - Class A	3.2%
Verizon Communications, Inc.	2.2%
Union Pacific Corp.	2.1%
O’Reilly Automotive, Inc.	2.0%
Honeywell International, Inc.	2.0%

   Sector Allocation 12/31/18

Sector	% of Net Assets
Information Technology	31.2%
Health Care	16.6%
Consumer Discretionary	13.8%
Communication Services	12.6%
Industrials	11.3%
Consumer Staples	5.8%
Short-Term Investments & Other Net Assets	3.1%
Financials	3.0%
Materials	1.8%
Energy	0.8%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (96.9%)	Shares/ Par+	Value $ (000’s)

Communication Services (12.6%)
Activision Blizzard, Inc.	199,181	9,276
Alphabet, Inc. - Class A*	16,526	17,269
Alphabet, Inc. - Class C*	49,208	50,960
T-Mobile US, Inc.*	242,679	15,437
Verizon Communications, Inc.	352,620	19,824

Total		112,766

Consumer Discretionary (13.8%)
Amazon.com, Inc.*	38,774	58,237
Chipotle Mexican Grill, Inc.*	24,768	10,695
GrubHub, Inc.*	61,444	4,719
Las Vegas Sands Corp.	105,839	5,509
McDonald’s Corp.	92,244	16,380
O’Reilly Automotive, Inc.*	52,734	18,158
PVH Corp.	49,956	4,643
Wayfair, Inc. - Class A*	58,178	5,241

Total		123,582

Consumer Staples (5.8%)
Costco Wholesale Corp.	51,598	10,511
Monster Beverage Corp.*	140,432	6,912
PepsiCo, Inc.	158,966	17,563
The Procter & Gamble Co.	82,522	7,585
Walmart, Inc.	106,709	9,940

Total		52,511

Energy (0.8%)
Marathon Petroleum Corp.	127,737	7,538

Total		7,538

Financials (3.0%)
Ameriprise Financial, Inc.	103,218	10,773
The Progressive Corp.	273,252	16,485

Total		27,258

Health Care (16.6%)
Align Technology, Inc.*	39,532	8,279
Becton Dickinson and Co.	51,028	11,498
Biogen, Inc.*	22,370	6,732
BioMarin Pharmaceutical, Inc.*	82,904	7,059
Boston Scientific Corp.*	452,499	15,991
Danaher Corp.	93,465	9,638

Common Stocks (96.9%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Edwards Lifesciences Corp.*	50,443	7,726
Eli Lilly & Co.	152,615	17,661
Illumina, Inc.*	33,904	10,169
Neurocrine Biosciences, Inc.*	61,142	4,366
UnitedHealth Group, Inc.	128,456	32,001
Vertex Pharmaceuticals, Inc.*	45,205	7,491
WellCare Health Plans, Inc.*	44,486	10,503

Total		149,114

Industrials (11.3%)
Cintas Corp.	55,812	9,376
CoStar Group, Inc.*	25,748	8,686
Fortive Corp.	224,251	15,173
Honeywell International, Inc.	136,720	18,064
Quanta Services, Inc.*	218,578	6,579
Raytheon Co.	84,272	12,923
Union Pacific Corp.	132,904	18,371
United Technologies Corp.	116,776	12,434

Total		101,606

Information Technology (31.2%)
Apple, Inc.	255,316	40,273
Broadcom, Inc.	47,218	12,007
FleetCor Technologies, Inc.*	46,401	8,618
HubSpot, Inc.*	51,322	6,453
International Business Machines Corp.	150,326	17,087
Microsoft Corp.	458,805	46,601
Palo Alto Networks, Inc.*	54,653	10,294
PayPal Holdings, Inc.*	201,247	16,923
QUALCOMM, Inc.	217,834	12,397
salesforce.com, Inc.*	125,282	17,160
ServiceNow, Inc.*	61,424	10,936
Splunk, Inc.*	73,688	7,726
SS&C Technologies Holdings, Inc.	189,361	8,542
Teradata Corp.*	186,621	7,159
Texas Instruments, Inc.	102,940	9,728
Twilio, Inc. - Class A*	62,437	5,576
Visa, Inc. - Class A	220,603	29,106
Xilinx, Inc.	164,181	13,983

Total		280,569

Common Stocks (96.9%)	Shares/ Par+	Value $ (000’s)
Materials (1.8%)
Linde PLC	104,486	16,304

Total		16,304

Total Common Stocks
(Cost: $750,415)		871,248

Short-Term Investments (3.1%)

Money Market Funds (3.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	27,687,596	27,688

Total		27,688

Total Short-Term Investments
(Cost: $27,688)		27,688

Total Investments (100.0%)
(Cost: $778,103)@		898,936

Other Assets, Less
Liabilities (0.0%)		(310)

Net Assets (100.0%)		898,626

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $778,142 and the net unrealized appreciation of investments based on that cost was $120,793 which is comprised of $158,273 aggregate gross unrealized appreciation and $37,480 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$871,248	$-	$-
Short-Term Investments	27,688	-	-
Total Assets:	$898,936	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$849 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities, but may exceed this range.

MARKET OVERVIEW

Enthusiasm over corporate tax cuts, deregulation and accelerating global growth led U.S. equities to all-time highs in January 2018, but the advance eventually reversed due to fears over trade wars, slowing growth outside the U.S. and U.S. Federal Reserve (the “Fed”) interest rate hikes. When the dust settled after the first quarter selloff, U.S. equities established an uptrend and headed higher, reaching fresh 52-week highs in September and early October. Earnings remained strong throughout the first three quarters of the year, but price-to-earnings valuations contracted. As the fourth quarter began, macroeconomic risks re-emerged and shook equity risk appetite once more, wiping out year-to-date gains. Sectors with steady earnings outperformed the growth-oriented Information Technology and Consumer Discretionary sectors.

PORTFOLIO RESULTS

The Portfolio returned (2.34%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned (1.51%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Large Cap Growth Funds peer group was (0.60%).

Amazon.com, Inc., Visa Inc. and Autodesk, Inc. were among the top contributors to Portfolio performance. Facebook, Inc., Schlumberger N.V. and SEI Investments Company were among the largest detractors from performance. During the period, the portfolio manager took advantage of price weakness to initiate positions in Colgate-Palmolive Company and Starbucks Corporation and added to holdings of several of the high quality growth companies in the Portfolio, including Cerner Corporation, Oracle Corporation, Procter & Gamble Company, Regeneron Pharmaceuticals, Inc., Schlumberger N.V. and Yum China Holdings, Inc. The purchases were funded by trimming Portfolio positions in American Express Company, Cisco Systems, Inc., United Parcel Service, Inc. and Varian Medical Systems, Inc. The portfolio manager also reduced the Portfolio position in Amazon.com, Inc. as it approached the Portfolio’s maximum allowable position size, and sold Analog Devices, Inc. as it approached the portfolio manager’s estimate of intrinsic value.

Stock selection in the Consumer Discretionary and Industrials sectors, as well as the allocations to the Industrials and Information Technology sectors, contributed to relative performance. Stock selection in the Information Technology, Financials and Consumer Staples sectors, as well as the allocations to the Energy and Consumer Discretionary sectors, detracted from relative performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations when they occur. The nature of the process leads to lower portfolio turnover based on stock selection. Relative to the Russell 1000® Growth Index, we are currently overweight in the Consumer Staples, Consumer Discretionary, Health Care, Energy and Financials sectors. We are underweight in the Information Technology, Industrials and Communication Services sectors. We hold no positions in the Real Estate or Materials sectors.

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	-2.34%	11.43%	14.57%
Russell 1000® Growth Index	-1.51%	10.40%	15.29%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	-0.60%	9.46%	14.64%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Amazon.com, Inc.	6.6%
Visa, Inc. - Class A	6.4%
Alphabet, Inc., Various	6.0%
Oracle Corp.	5.2%
Alibaba Group Holding, Ltd., ADR	5.1%
Facebook, Inc. - Class A	5.0%
Autodesk, Inc.	4.0%
Regeneron Pharmaceuticals, Inc.	3.7%
Microsoft Corp.	3.4%
Starbucks Corp.	3.3%

   Sector Allocation 12/31/18

Sector	% of Net Assets
Information Technology	25.7%
Consumer Discretionary	18.3%
Health Care	15.6%
Consumer Staples	13.8%
Communication Services	11.0%
Industrials	6.8%
Financials	5.0%
Short-Term Investments & Other Net Assets	2.1%
Energy	1.7%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)
Communication Services (11.0%)
Alphabet, Inc. - Class A*	24,373	25,469
Alphabet, Inc. - Class C*	24,422	25,292
Facebook, Inc. - Class A*	325,831	42,713

Total		93,474

Consumer Discretionary (18.3%)
Alibaba Group Holding, Ltd., ADR*	317,218	43,481
Amazon.com, Inc.*	37,145	55,790
Starbucks Corp.	436,895	28,136
Yum China Holdings, Inc.	324,330	10,875
Yum! Brands, Inc.	187,954	17,277

Total		155,559

Consumer Staples (13.8%)
The Coca-Cola Co.	503,866	23,858
Colgate-Palmolive Co.	278,152	16,555
Danone SA, ADR	1,681,767	23,511
Monster Beverage Corp.*	551,703	27,155
The Procter & Gamble Co.	284,450	26,147

Total		117,226

Energy (1.7%)
Schlumberger, Ltd.	402,609	14,526

Total		14,526

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)
Financials (5.0%)
American Express Co.	102,107	9,733
FactSet Research Systems, Inc.	74,124	14,834
SEI Investments Co.	385,423	17,807

Total		42,374

Health Care (15.6%)
Amgen, Inc.	84,368	16,424
Cerner Corp.*	337,766	17,712
Merck & Co., Inc.	145,256	11,099
Novartis AG, ADR	178,636	15,329
Novo Nordisk A/S, ADR	550,609	25,366
Regeneron Pharmaceuticals, Inc.*	84,224	31,458
Varian Medical Systems, Inc.*	131,885	14,944

Total		132,332

Industrials (6.8%)
Deere & Co.	164,512	24,540
Expeditors International of Washington, Inc.	371,428	25,290
United Parcel Service, Inc. - Class B	82,372	8,034

Total		57,864

Common Stocks (97.9%)	Shares/ Par+	Value $ (000’s)
Information Technology (25.7%)
Autodesk, Inc.*	263,561	33,897
Automatic Data Processing, Inc.	60,968	7,994
Cisco Systems, Inc.	581,514	25,197
Microsoft Corp.	283,692	28,815
Oracle Corp.	967,492	43,682
QUALCOMM, Inc.	434,115	24,705
Visa, Inc. - Class A	411,866	54,342

Total		218,632

Total Common Stocks
(Cost: $651,208)		831,987

Short-Term Investments (2.0%)

Money Market Funds (2.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	16,715,801	16,716

Total		16,716

Total Short-Term Investments
(Cost: $16,716)		16,716

Total Investments (99.9%)
(Cost: $667,924)@		848,703

Other Assets, Less
Liabilities (0.1%)		466

Net Assets (100.0%)		849,169

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $668,699 and the net unrealized appreciation of investments based on that cost was $180,004 which is comprised of $214,675 aggregate gross unrealized appreciation and $34,671 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$831,987	$-	$-
Short-Term Investments	16,716	-	-
Total Assets:	$848,703	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$519 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results over the twelve-month period ending December 31, 2018. The U.S. Federal Reserve (the “Fed”) raised its benchmark interest rate by 25 basis points four times during the year, although it signaled a slower pace of interest rate increases heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. By the summer of 2018, however, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In the final months of 2018, worries surrounding slowing global growth, rich valuations, rising interest rates and heightened U.S. and Chinese trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest monthly decline in a decade, which culminated in the first year of negative U.S. equity returns since 2008. Large cap stocks, as measured by the S&P 500® Index, outperformed mid and small cap stocks, as measured by the S&P MidCap 400® Index and Russell 2000® Index.

PORTFOLIO RESULTS

The Large Cap Core Stock Portfolio returned (6.04%) for the twelve months ended December 31, 2018. By comparison, the S&P 500® Index (the “Index”) returned (4.38%) for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2018 for the Large Cap Core Funds peer group was (5.07%).

The Portfolio’s underperformance during the period was driven by stock selection within the Consumer Staples and Health Care sectors. This was partially offset by stock selection within the Communication Services and Industrials sectors.

Top detractors from relative return during the period included Coty, British-American Tobacco and Flex. The Portfolio’s overweight to Coty, an emerging beauty franchise, was the top detractor from relative results during the period. Shares of Coty fell after the company reported mixed quarterly results in May. The Portfolio’s position in Coty was eliminated prior to year end. British American Tobacco, the world’s second largest cigarette maker, underperformed as a challenging regulatory environment weighed on tobacco stocks. A position in Flex, a provider of manufacturing and supply chain services solutions to manufacturers, also detracted from relative performance for the period. Shares fell sharply after the company missed estimates for revenue, announced the wind-down of its Nike footwear operations and disclosed the CEO’s retirement.

Top contributors to relative performance included Advanced Micro Devices, Boston Scientific and NRG Energy. The Portfolio’s overweight position in Advanced Micro Devices, a semiconductor company, was the largest contributor to relative performance during the period, driven by the success of the Ryzen line of notebooks and the general strength of the PC market. The Portfolio’s overweight position in Boston Scientific, a U.S.-based medical device developer and manufacturer, benefited relative performance as the company reported favorable earnings and revenue growth across most business segments in the third quarter of 2018. NRG Energy, a U.S.-based power producer with a mix of nuclear, coal and gas capacity, contributed to relative returns, as the company reported favorable financial results throughout the year and announced two large repurchase programs in 2018.

Large Cap Core Stock Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

We expect the U.S. economy to continue outpacing its developed-market peers while slowing somewhat as earnings growth plateaus and higher interest rates dampen demand for housing. However, U.S. consumers continue to power the economy and are supported by a strong job market and higher nominal wages. Despite falling in the wake of the fourth quarter’s stock market sell-off, consumer confidence remains at healthy levels.

Capital expenditures may remain relatively subdued despite last year’s tax cut, as trade concerns increase uncertainty for businesses, but business spending should still add to economic growth in coming quarters. Also, the U.S. presidential administration could soften its most severe trade threats given slower growth and declining stock prices.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	-6.04%	5.84%	10.65%
S&P 500® Index	-4.38%	8.49%	13.11%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-5.07%	7.10%	12.11%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Amazon.com, Inc.	4.3%
Microsoft Corp.	3.6%
Alphabet, Inc. - Class A	3.5%
Bank of America Corp.	3.2%
Apple, Inc.	2.5%
UnitedHealth Group, Inc.	2.5%
Verizon Communications, Inc.	2.1%
Exxon Mobil Corp.	1.9%
Comcast Corp. - Class A	1.7%
The Boeing Co.	1.6%

Sector Allocation 12/31/18

Sector	% of Net Assets
Information Technology	17.7%
Health Care	14.9%
Financials	12.1%
Industrials	11.0%
Consumer Discretionary	10.6%
Communication Services	10.2%
Consumer Staples	6.7%
Energy	5.2%
Utilities	4.4%
Materials	3.3%
Real Estate	2.5%
Short-Term Investments & Other Net Assets	0.7%
Investment Companies	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Communication Services (10.2%)
Alphabet, Inc. - Class A*	17,276	18,053
Charter Communications, Inc. - Class A*	11,119	3,168
Comcast Corp. - Class A	257,911	8,782
Facebook, Inc. - Class A*	57,942	7,596
Liberty Media Corp. - Liberty Formula One - Class C*	38,512	1,182
Spotify Technology SA*	4,781	543
Twenty-First Century Fox, Inc. - Class A	35,912	1,728
Verizon Communications, Inc.	191,558	10,769
The Walt Disney Co.	12,286	1,347

Total		53,168

Consumer Discretionary (10.6%)
Amazon.com, Inc.*	14,693	22,068
Booking Holdings, Inc.*	1,158	1,995
Expedia, Inc.	32,309	3,640
Hilton Worldwide Holdings, Inc.	27,147	1,949
The Interpublic Group of Companies, Inc.	61,649	1,272
Lowe’s Companies, Inc.	61,563	5,686
McDonald’s Corp.	30,004	5,328
MGM Resorts International	53,407	1,296
Netflix, Inc.*	7,179	1,921
NIKE, Inc. - Class B	40,638	3,013
Ross Stores, Inc.	17,232	1,434
Tapestry, Inc.	27,205	918
The TJX Cos., Inc.	84,826	3,795
Viacom, Inc. - Class B	29,905	768

Total		55,083

Consumer Staples (6.7%)
Altria Group, Inc.	100,275	4,953
Archer-Daniels-Midland Co.	33,430	1,370
British American Tobacco PLC, ADR	132,540	4,223
The Coca-Cola Co.	170,713	8,083
Costco Wholesale Corp.	2,631	536
Hormel Foods Corp.	32,737	1,397
McCormick & Co., Inc.	12,619	1,757
Monster Beverage Corp.*	53,033	2,610
Sysco Corp.	55,313	3,466

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Consumer Staples continued
Unilever NV	120,716	6,494

Total		34,889

Energy (5.2%)
Baker Hughes	69,804	1,501
Chevron Corp.	38,754	4,216
Concho Resources, Inc.*	10,392	1,068
Diamondback Energy, Inc.	7,682	712
Encana Corp.	142,270	822
Exxon Mobil Corp.	145,627	9,930
Halliburton Co.	67,176	1,786
Marathon Petroleum Corp.	49,680	2,932
Noble Energy, Inc.	20,796	390
Pioneer Natural Resources Co.	6,548	861
TransCanada Corp.	78,120	2,789

Total		27,007

Financials (12.1%)
The Allstate Corp.	18,591	1,536
American Express Co.	29,142	2,778
American International Group, Inc.	104,664	4,125
Athene Holding, Ltd. - Class A*	78,438	3,124
AXA Equitable Holdings, Inc.	84,310	1,402
Bank of America Corp.	680,887	16,777
Berkshire Hathaway, Inc. - Class B*	21,423	4,374
The Hartford Financial Services Group, Inc.	63,110	2,805
Marsh & McLennan Cos., Inc.	47,412	3,781
Northern Trust Corp.	42,772	3,575
The Progressive Corp.	26,166	1,579
Prudential Financial, Inc.	36,845	3,005
Public Storage	7,135	1,444
Raymond James Financial, Inc.	33,565	2,498
Simon Property Group, Inc.	13,422	2,255
TD Ameritrade Holding Corp.	126,361	6,187
Zions Bancorporation	36,440	1,484

Total		62,729

Health Care (14.9%)
Abbott Laboratories	67,695	4,896
Allergan PLC	45,582	6,093
Alnylam Pharmaceuticals, Inc.*	5,447	397

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Health Care continued
AstraZeneca PLC, ADR	154,517	5,869
Baxter International, Inc.	30,400	2,001
Biogen, Inc.*	3,803	1,144
Boston Scientific Corp.*	183,723	6,493
Bristol-Myers Squibb Co.	148,879	7,739
Celgene Corp.*	14,592	935
Danaher Corp.	33,444	3,449
Eli Lilly & Co.	10,540	1,220
HCA Healthcare, Inc.	19,600	2,439
Incyte Corp.*	10,894	693
Medtronic PLC	85,129	7,743
Mylan NV*	75,638	2,073
Regeneron Pharmaceuticals, Inc.*	2,562	957
Seattle Genetics, Inc.*	18,995	1,076
Teva Pharmaceutical Industries, Ltd., ADR*
Thermo Fisher Scientific, Inc.	23,826	5,332
UnitedHealth Group, Inc.	51,201	12,755
Vertex Pharmaceuticals, Inc.*	15,263	2,529

Total		77,323

Industrials (11.0%)
3M Co.	13,702	2,611
AMETEK, Inc.	14,830	1,004
The Boeing Co.	25,346	8,174
Caterpillar, Inc.	14,798	1,880
Deere & Co.	10,376	1,548
Eaton Corp. PLC	21,590	1,482
Equifax, Inc.	11,677	1,087
FedEx Corp.	5,602	904
Fortive Corp.	18,818	1,273
General Dynamics Corp.	23,432	3,684
General Electric Co.	212,479	1,608
Harris Corp.	20,005	2,694
IHS Markit, Ltd.*	87,381	4,192
Illinois Tool Works, Inc.	10,717	1,358
J.B. Hunt Transport Services, Inc.	11,911	1,108
Jacobs Engineering Group, Inc.	9,041	529
Lockheed Martin Corp.	21,065	5,516
Norfolk Southern Corp.	35,224	5,267
Pentair PLC	26,388	997
Southwest Airlines Co.	37,638	1,749
Union Pacific Corp.	30,328	4,192

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Waste Management, Inc.	44,642	3,973

Total		56,830

Information Technology (17.7%)
Adobe Systems, Inc.*	9,435	2,135
Advanced Micro
Devices, Inc.*	122,051	2,253
Apple, Inc.	81,620	12,875
Autodesk, Inc.*	5,975	768
Broadcom, Inc.	1,961	499
FleetCor Technologies, Inc.*	18,584	3,451
Flex, Ltd.*	290,489	2,211
Global Payments, Inc.	47,193	4,867
GoDaddy, Inc.*	38,920	2,554
Intel Corp.	74,825	3,512
KLA-Tencor Corp.	11,800	1,056
Marvell Technology Group, Ltd.	68,717	1,112
Micron Technology, Inc.*	46,127	1,464
Microsoft Corp.	181,497	18,435
NVIDIA Corp.	7,429	992
PayPal Holdings, Inc.*	47,510	3,995
PTC, Inc.*	5,958	494
salesforce.com, Inc.*	27,247	3,732
ServiceNow, Inc.*	6,164	1,097
Splunk, Inc.*	5,200	545
SS&C Technologies Holdings, Inc.	135,631	6,118
Texas Instruments, Inc.	29,153	2,755
Total System Services, Inc.	15,584	1,267
VeriSign, Inc.*	16,121	2,391
Visa, Inc. - Class A	59,787	7,888
Workday, Inc. - Class A*	11,649	1,860
Xilinx, Inc.	18,340	1,562

Total		91,888

Materials (3.3%)
Alcoa Corp.*	4,353	116
Ball Corp.	41,109	1,890
Celanese Corp. - Class A	26,043	2,343
Crown Holdings, Inc.*	25,737	1,070
DowDuPont, Inc.	76,975	4,116
FMC Corp.	16,409	1,213
Freeport-McMoRan, Inc.	16,392	169
International Paper Co.	34,830	1,406
Linde PLC	10,529	1,643
Nucor Corp.	11,615	602
PPG Industries, Inc.	17,703	1,810
Southern Copper Corp.	7,939	244
Vulcan Materials Co.	3,377	334

Total		16,956

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Real Estate (2.5%)
Alexandria Real Estate Equities, Inc.	14,992	1,728
American Tower Corp.	45,106	7,135
Equinix, Inc.	4,965	1,751
Essex Property Trust, Inc.	9,993	2,450

Total		13,064

Utilities (4.4%)
Edison International	57,887	3,286
Exelon Corp.	82,369	3,715
NextEra Energy, Inc.	24,377	4,237
NRG Energy, Inc.	110,302	4,368
ONEOK, Inc.	21,908	1,182
PG&E Corp.*	14,887	354
Sempra Energy	50,170	5,428

Total		22,570

Total Common Stocks
(Cost: $528,828)		511,507

Investment Companies (0.7%)

Investment Companies (0.7%)
SPDR S&P 500 ETF Trust	14,124	3,530

Total		3,530

Total Investment Companies
(Cost: $3,679)		3,530

Short-Term Investments (0.5%)

Money Market Funds (0.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	2,664,462	2,664

Total		2,664

Total Short-Term Investments
(Cost: $2,664)		2,664

Total Investments (99.8%)
(Cost: $535,171)@		517,701

Other Assets, Less
Liabilities (0.2%)		1,270

Net Assets (100.0%)		518,971

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $535,713 and the net unrealized depreciation of investments based on that cost was $18,012 which is comprised of $39,480 aggregate gross unrealized appreciation and $57,492 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$511,507	$-	$-
Investment Companies	3,530	-	-
Short-Term Investments	2,664	-	-
Total Assets:	$517,701	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$154 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and American Depository Receipts.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could slow economic growth and hurt corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

PORTFOLIO RESULTS

The Portfolio returned (4.00%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned (4.38%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Large Cap Core Funds peer group was (5.07%).

Top performers for the Portfolio were in the communications (21st Century Fox) and consumer retail industries (TJ Maxx and Dollar General). 21st Century Fox was the top contributor as a substantial part of its media networks were in the process of being purchased by the Walt Disney Company. FOX possessed a set of undervalued and under-appreciated U.S. and international cable networks, and Disney unlocked that value. TJ Maxx and Dollar General are both involved in discount retail. While many brick and mortar retailers continued to struggle due to the growth of online shopping, the portfolio managers believed both of these companies were less impacted by changes in consumer habits.

Stock selection in the Financials sector also helped performance for the year. Berkshire Hathaway stock performance was up modestly for the year, and the Portfolio’s investments in JP Morgan, Chubb Limited and Franklin Resources declined considerably less than the broader Financials sector of the S&P 500® Index.

In the Information Technology and Health Care sectors, performance was hurt by benchmark stocks that the Portfolio avoided. In 2018, these were the only sectors in the S&P 500® Index that posted positive returns. While some high-flying growth stocks underperformed in the fourth quarter, they still had big gains for the year. The Portfolio’s downstream tech investments such as TE Connectivity and Accenture underperformed. While the Portfolio’s investment in UnitedHealth Group outperformed, some of the Portfolio’s newer Health Care sector investments (Smith & Nephew and Quest Diagnostics) lagged. The portfolio managers added to both of these new positions during the year.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

One of the most important ways we provide value is by protecting client portfolios in challenging markets. This is accomplished by being sensitive to the valuation paid for a company, and staying focused on what could potentially go wrong with each investment, rather than what could go right. The rapid change in market sentiment over the past year has

Large Cap Blend Portfolio (unaudited)

put many more interesting ideas into view, and the FMI research team is excited for the first time in several years. Over the course of the year, we made ten new purchases for the Portfolio across a variety of industries. For a Portfolio of 30 stocks, that is considerable activity.

The Portfolio owns 30 strong business franchises with solid balance sheets, which over a business cycle should earn a return over their cost of capital. Businesses with those characteristics have generally held up better when the market corrects (whereas many expensive growth stocks do not). Careful, discerning, value-oriented investors should beat the market that has heretofore benefited from years of nonfundamental money flow, causing it to be top-heavy with expensive stocks. The memory of a 10-year growth-driven bull market doesn’t change in one quarter, however, so we expect sharp growth-stock rallies within the context of a return to normal in valuations. Our working thesis is that investors will support the good growth companies at lower multiples and abandon the rickety companies, both of which should work in our favor.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	-4.00%	7.43%	11.86%
S&P 500® Index	-4.38%	8.49%	13.11%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	-5.07%	7.10%	12.11%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Dollar General Corp.	5.6%
Berkshire Hathaway, Inc. - Class B	5.6%
Twenty-First Century Fox, Inc. -Class B	5.3%
UnitedHealth Group, Inc.	4.9%
Honeywell International, Inc.	4.2%
JPMorgan Chase & Co.	4.0%
Accenture PLC - Class A	3.4%
PepsiCo, Inc.	3.4%
Nestle SA, ADR	3.3%
The TJX Cos., Inc.	3.2%

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	16.3%
Industrials	14.9%
Consumer Discretionary	14.5%
Health Care	13.6%
Communication Services	10.4%
Consumer Staples	9.7%
Information Technology	7.9%
Short-Term Investments & Other Net Assets	5.9%
Materials	4.5%
Energy	2.3%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (94.1%)	Shares/ Par+	Value $ (000’s)

Communication Services (10.4%)
CenturyLink, Inc.	219,984	3,333
Omnicom Group, Inc.	61,625	4,513
Twenty-First Century Fox, Inc. - Class B	172,000	8,218

Total		16,064

Consumer Discretionary (14.5%)
Dollar General Corp.	80,250	8,673
Dollar Tree, Inc.*	42,945	3,879
eBay, Inc.*	173,775	4,878
The TJX Cos., Inc.	112,000	5,011

Total		22,441

Consumer Staples (9.7%)
Nestle SA, ADR	63,725	5,159
PepsiCo, Inc.	46,760	5,166
Unilever PLC, ADR	88,475	4,623

Total		14,948

Energy (2.3%)
Schlumberger, Ltd.	97,700	3,525

Total		3,525

Financials (16.3%)
The Bank of New York Mellon Corp.	98,575	4,640
Berkshire Hathaway, Inc. - Class B*	42,250	8,627
Chubb, Ltd.	32,330	4,176

Common Stocks (94.1%)	Shares/ Par+	Value $ (000’s)

Financials continued
Franklin Resources, Inc.	54,950	1,630
JPMorgan Chase & Co.	63,175	6,167

Total		25,240

Health Care (13.6%)
Cerner Corp.*	81,375	4,267
Quest Diagnostics, Inc.	57,205	4,764
Smith & Nephew PLC, ADR	114,300	4,273
UnitedHealth Group, Inc.	30,605	7,624

Total		20,928

Industrials (14.9%)
Expeditors International of Washington, Inc.	65,575	4,465
Honeywell International, Inc.	49,025	6,477
Masco Corp.	155,520	4,547
PACCAR, Inc.	57,350	3,277
Stanley Black & Decker, Inc.	35,875	4,296

Total		23,062

Information Technology (7.9%)
Accenture PLC - Class A	36,855	5,197
Oracle Corp.	94,850	4,283
TE Connectivity, Ltd.	35,450	2,681

Total		12,161

Common Stocks (94.1%)	Shares/ Par+	Value $ (000’s)

Materials (4.5%)
Nutrien, Ltd.	95,000	4,465
PPG Industries, Inc.	24,260	2,480

Total		6,945

Total Common Stocks
(Cost: $125,487)		145,314

Short-Term Investments (5.7%)

Money Market Funds (5.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	8,837,252	8,837

Total		8,837

Total Short-Term Investments
(Cost: $8,837)		8,837

Total Investments (99.8%)
(Cost: $134,324)@		154,151

Other Assets, Less
Liabilities (0.2%)		284

Net Assets (100.0%)		154,435

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $134,942 and the net unrealized appreciation of investments based on that cost was $19,209 which is comprised of $29,227 aggregate gross unrealized appreciation and $10,018 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$145,314	$-	$-
Short-Term Investments	8,837	-	-
Total Assets:	$154,151	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$3.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 500 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P 500® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could hurt economic growth and corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (4.38%), outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned (8.48%) and (11.08%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged, while the Bloomberg Barclays® U.S. Corporate High Yield Index declined (2.08%).

PORTFOLIO RESULTS

The Index 500 Stock Portfolio delivered a total return of (4.58%) for the twelve months ended December 31, 2018, trailing the S&P 500® Index (the “Index”), which returned (4.38%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the S&P 500® Index Objective Funds peer group was (4.73%).

Seven of the Index’s eleven sectors posted negative returns for the year. The largest detractor from the Index’s return was the Financials sector, where bank stocks were particularly affected by fears of an economic slowdown. Banks tend to be sensitive to economic downturns, which reduce demand for credit products and increase the risk of loan defaults. Stiff competition for deposits also hindered bank profitability, as customers began to demand higher rates of return. Industrials companies were major detractors from the Index’s return, with increased tariffs taking a toll on the sector. Tariffs increased input costs and disrupted supply chains, while a slowdown in international demand put pressure on profit margins.

Energy companies detracted from the Index’s return, as lower estimates of energy demand amid ample supply led to a sharp decline in oil prices late in the year. Profitability in the sector was also lower than expected as producers struggled to contain extraction costs. Despite high levels of consumer spending, Consumer Staples stocks posted a negative return, driven by intense competitive pressure, the rising U.S. dollar and shrinking profit margins. The Communication Services sector also detracted from the Index’s return, which was primarily the result of declines in the interactive media and services industry. Materials stocks also fell due to lower prices for many commodities and weakness in the chemicals industry.

Index 500 Stock Portfolio (unaudited)

At the other end of the spectrum, Health Care stocks performed well, benefiting from ongoing demographic shifts and faster drug approvals from the Food and Drug Administration. Information Technology companies also posted a solid return, driven by the growth of cloud computing and subscription-based products that helped boost earnings.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	-4.58%	8.26%	12.90%
S&P 500® Index	-4.38%	8.49%	13.11%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	-4.73%	8.03%	12.71%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in derivative instruments, such as futures and, to a lesser extent, swap agreements, to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Microsoft Corp.	3.7%
Apple, Inc.	3.3%
Alphabet, Inc., Various	3.0%
Amazon.com, Inc.	2.9%
Berkshire Hathaway, Inc. - Class B	1.9%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.5%
Facebook, Inc. - Class A	1.5%
Exxon Mobil Corp.	1.4%
Pfizer, Inc.	1.2%

Sector Allocation 12/31/18

Sector	% of Net Assets
Information Technology	19.8%
Health Care	15.3%
Financials	13.2%
Communication Services	10.0%
Consumer Discretionary	9.8%
Industrials	9.1%
Consumer Staples	7.3%
Energy	5.2%
Utilities	3.3%
Real Estate	2.9%
Materials	2.7%
Short-Term Investments & Other Net Assets	1.4%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Schedule of Investments

December 31, 2018

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Communication Services (10.0%)
Activision Blizzard, Inc.	107,579	5,010
Alphabet, Inc. - Class A*	42,151	44,046
Alphabet, Inc. - Class C*	43,376	44,921
AT&T, Inc.	1,026,092	29,285
CBS Corp. - Class B	47,470	2,075
CenturyLink, Inc.	134,074	2,031
Charter Communications, Inc. - Class A*	24,851	7,082
Comcast Corp. - Class A	640,082	21,795
Discovery Communications, Inc. - Class A*	22,098	547
Discovery Communications, Inc. - Class C*	50,790	1,172
DISH Network Corp. - Class A*	32,320	807
Electronic Arts, Inc.*	42,596	3,361
Facebook, Inc. - Class A*	338,713	44,402
The Interpublic Group of Companies, Inc.	54,188	1,118
Netflix, Inc.*	61,482	16,456
News Corp. - Class A	54,311	616
News Corp. - Class B	17,449	202
Omnicom Group, Inc.	31,596	2,314
Take-Two Interactive Software, Inc.*	16,054	1,653
TripAdvisor, Inc.*	14,435	779
Twenty-First Century Fox, Inc. - Class A	149,018	7,171
Twenty-First Century Fox, Inc. - Class B	68,674	3,281
Twitter, Inc.*	101,958	2,930
Verizon Communications, Inc.	582,554	32,751
Viacom, Inc. - Class B	49,829	1,281
The Walt Disney Co.	209,881	23,013

Total		300,099

Consumer Discretionary (9.8%)
Advance Auto Parts, Inc.	10,277	1,618
Amazon.com, Inc.*	57,907	86,975
Aptiv PLC	37,146	2,287
AutoZone, Inc.*	3,555	2,980
Best Buy Co., Inc.	33,007	1,748
Booking Holdings, Inc.*	6,532	11,251
BorgWarner, Inc.	29,364	1,020
CarMax, Inc.*	24,619	1,544
Carnival Corp.	56,451	2,783

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Chipotle Mexican Grill, Inc.*	3,447	1,488
D.R. Horton, Inc.	48,274	1,673
Darden Restaurants, Inc.	17,498	1,747
Dollar General Corp.	37,063	4,006
Dollar Tree, Inc.*	33,550	3,030
eBay, Inc.*	127,600	3,582
Expedia, Inc.	16,703	1,882
Foot Locker, Inc.	16,199	862
Ford Motor Co.	550,836	4,214
The Gap, Inc.	30,115	776
Garmin, Ltd.	17,036	1,079
General Motors Co.	185,058	6,190
Genuine Parts Co.	20,691	1,987
The Goodyear Tire & Rubber Co.	32,851	670
H&R Block, Inc.	28,977	735
Hanesbrands, Inc.	50,858	637
Harley-Davidson, Inc.	22,957	783
Hasbro, Inc.	16,409	1,333
Hilton Worldwide Holdings, Inc.	41,812	3,002
The Home Depot, Inc.	159,247	27,362
Kohl’s Corp.	23,281	1,544
L Brands, Inc.	32,194	826
Leggett & Platt, Inc.	18,387	659
Lennar Corp. - Class A	41,244	1,615
LKQ Corp.*	44,862	1,065
Lowe’s Companies, Inc.	113,205	10,456
Macy’s, Inc.	43,348	1,291
Marriott International, Inc. - Class A	39,918	4,333
Mattel, Inc.*	48,661	486
McDonald’s Corp.	108,687	19,300
MGM Resorts International	70,611	1,713
Michael Kors Holdings, Ltd.*	21,181	803
Mohawk Industries, Inc.*	8,892	1,040
Newell Brands, Inc.	60,547	1,126
NIKE, Inc. - Class B	179,484	13,307
Nordstrom, Inc.	16,041	748
Norwegian Cruise Line Holdings, Ltd.*	31,013	1,315
O’Reilly Automotive, Inc.*	11,293	3,889
PulteGroup, Inc.	36,430	947
PVH Corp.	10,677	992
Ralph Lauren Corp.	7,692	796
Ross Stores, Inc.	52,639	4,380
Royal Caribbean Cruises, Ltd.	24,162	2,363
Starbucks Corp.	174,906	11,264

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Tapestry, Inc.	40,857	1,379
Target Corp.	73,571	4,862
Tiffany & Co.	15,295	1,231
The TJX Cos., Inc.	174,473	7,806
Tractor Supply Co.	17,210	1,436
Ulta Beauty, Inc.*	7,944	1,945
Under Armour, Inc. - Class A*	26,452	467
Under Armour, Inc. - Class C*	27,119	438
VF Corp.	45,874	3,273
Whirlpool Corp.	8,996	961
Wynn Resorts, Ltd.	13,798	1,365
Yum! Brands, Inc.	44,030	4,047

Total		294,712

Consumer Staples (7.3%)
Altria Group, Inc.	264,918	13,084
Archer-Daniels-Midland Co.	79,042	3,238
Brown-Forman Corp. - Class B	23,445	1,116
Campbell Soup Co.	27,162	896
Church & Dwight Co., Inc.	34,715	2,283
The Clorox Co.	17,997	2,774
The Coca-Cola Co.	540,095	25,574
Colgate-Palmolive Co.	122,279	7,278
Conagra Brands, Inc.	68,465	1,462
Constellation Brands, Inc. - Class A	23,423	3,767
Costco Wholesale Corp.	61,781	12,585
Coty, Inc. - Class A	63,534	417
The Estee Lauder Cos., Inc. - Class A	31,003	4,033
General Mills, Inc.	84,060	3,273
The Hershey Co.	19,771	2,119
Hormel Foods Corp.	38,439	1,641
The J.M. Smucker Co.	16,038	1,499
Kellogg Co.	35,715	2,036
Kimberly-Clark Corp.	48,823	5,563
The Kraft Heinz Co.	87,680	3,774
The Kroger Co.	112,506	3,094
Lamb Weston Holdings, Inc.	20,648	1,519
McCormick & Co., Inc.	17,167	2,390
Molson Coors Brewing Co. - Class B	26,407	1,483
Mondelez International, Inc.	204,969	8,205
Monster Beverage Corp.*	56,131	2,763
PepsiCo, Inc.	199,010	21,987
Philip Morris International, Inc.	219,165	14,631

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Consumer Staples continued
The Procter & Gamble Co.	351,252	32,287
Sysco Corp.	67,420	4,225
Tyson Foods, Inc. - Class A	41,605	2,222
Walgreens Boots Alliance, Inc.	113,341	7,745
Walmart, Inc.	200,703	18,695

Total		219,658

Energy (5.2%)
Anadarko Petroleum Corp.	71,096	3,117
Apache Corp.	53,510	1,405
Baker Hughes	72,381	1,556
Cabot Oil & Gas Corp.	60,790	1,359
Chevron Corp.	269,391	29,307
Cimarex Energy Co.	13,481	831
Concho Resources, Inc.*	28,232	2,902
ConocoPhillips	162,308	10,120
Devon Energy Corp.	66,009	1,488
Diamondback Energy, Inc.	21,746	2,016
EOG Resources, Inc.	81,758	7,130
Exxon Mobil Corp.	596,905	40,703
Halliburton Co.	123,510	3,283
Helmerich & Payne, Inc.	15,373	737
Hess Corp.	35,085	1,421
HollyFrontier Corp.	22,475	1,149
Kinder Morgan, Inc.	267,596	4,116
Marathon Oil Corp.	117,197	1,680
Marathon Petroleum Corp.	97,400	5,747
National Oilwell Varco, Inc.	54,049	1,389
Newfield Exploration Co.*	28,246	414
Noble Energy, Inc.	67,645	1,269
Occidental Petroleum Corp.	106,447	6,534
ONEOK, Inc.	57,996	3,129
Phillips 66	59,811	5,153
Pioneer Natural Resources Co.	24,033	3,161
Schlumberger, Ltd.	195,237	7,044
TechnipFMC PLC	59,985	1,174
Valero Energy Corp.	59,821	4,485
The Williams Cos., Inc.	170,669	3,763

Total		157,582

Financials (13.2%)
Affiliated Managers Group, Inc.	7,426	724
AFLAC, Inc.	107,329	4,890
The Allstate Corp.	48,561	4,013
American Express Co.	98,759	9,414
American International Group, Inc.	124,723	4,915

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Financials continued
Ameriprise Financial, Inc.	19,647	2,051
Aon PLC	33,955	4,936
Arthur J. Gallagher & Co.	25,892	1,908
Assurant, Inc.	7,349	657
Bank of America Corp.	1,286,802	31,707
The Bank of New York Mellon Corp.	128,251	6,037
BB&T Corp.	108,646	4,706
Berkshire Hathaway, Inc. - Class B*	274,272	56,001
BlackRock, Inc.	17,121	6,725
Brighthouse Financial, Inc.*	16,721	510
Capital One Financial Corp.	66,779	5,048
CBOE Holdings, Inc.	15,819	1,548
The Charles Schwab Corp.	169,451	7,037
Chubb, Ltd.	64,967	8,392
Cincinnati Financial Corp.	21,338	1,652
Citigroup, Inc.	344,306	17,925
Citizens Financial Group, Inc.	65,968	1,961
CME Group, Inc.	50,441	9,489
Comerica, Inc.	22,797	1,566
Discover Financial Services	47,366	2,794
E*TRADE Financial Corp.	35,844	1,573
Everest Re Group, Ltd.	5,731	1,248
Fifth Third Bancorp	92,432	2,175
First Republic Bank	23,045	2,003
Franklin Resources, Inc.	41,957	1,244
The Goldman Sachs Group, Inc.	48,772	8,147
The Hartford Financial Services Group, Inc.	50,577	2,248
Huntington Bancshares, Inc.	149,660	1,784
Intercontinental Exchange, Inc.	80,303	6,049
Invesco, Ltd.	57,992	971
Jefferies Financial Group, Inc.	39,627	688
JPMorgan Chase & Co.	468,834	45,768
KeyCorp	145,854	2,156
Lincoln National Corp.	30,115	1,545
Loews Corp.	38,981	1,774
M&T Bank Corp.	19,789	2,832
Marsh & McLennan Cos., Inc.	71,016	5,663
MetLife, Inc.	139,130	5,713
Moody’s Corp.	23,501	3,291
Morgan Stanley	184,313	7,308
MSCI, Inc.	12,411	1,830
Nasdaq, Inc.	16,181	1,320
Northern Trust Corp.	31,214	2,609

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Financials continued
People’s United Financial, Inc.	53,215	768
PNC Financial Services Group, Inc.	65,054	7,605
Principal Financial Group, Inc.	37,112	1,639
The Progressive Corp.	82,208	4,960
Prudential Financial, Inc.	58,227	4,748
Raymond James Financial, Inc.	18,181	1,353
Regions Financial Corp.	145,762	1,950
S&P Global, Inc.	35,373	6,011
State Street Corp.	53,509	3,375
SunTrust Banks, Inc.	63,343	3,195
SVB Financial Group*	7,508	1,426
Synchrony Financial	93,224	2,187
T. Rowe Price Group, Inc.	33,929	3,132
Torchmark Corp.	14,467	1,078
The Travelers Cos., Inc.	37,345	4,472
U.S. Bancorp	214,175	9,788
Unum Group	30,840	906
Wells Fargo & Co.	597,287	27,523
Willis Towers Watson PLC	18,319	2,782
Zions Bancorporation	27,095	1,104

Total		396,547

Health Care (15.3%)
Abbott Laboratories	247,617	17,910
AbbVie, Inc.	212,072	19,551
ABIOMED, Inc.*	6,350	2,064
Agilent Technologies, Inc.	44,942	3,032
Alexion Pharmaceuticals, Inc.*	31,453	3,062
Align Technology, Inc.*	10,262	2,149
Allergan PLC	44,699	5,974
AmerisourceBergen Corp.	22,111	1,645
Amgen, Inc.	89,839	17,489
Anthem, Inc.	36,465	9,577
Baxter International, Inc.	69,772	4,592
Becton Dickinson and Co.	37,820	8,522
Biogen, Inc.*	28,406	8,548
Boston Scientific Corp.*	195,095	6,895
Bristol-Myers Squibb Co.	230,116	11,961
Cardinal Health, Inc.	42,006	1,873
Celgene Corp.*	98,584	6,318
Centene Corp.*	28,952	3,338
Cerner Corp.*	46,453	2,436
Cigna Corp.	53,685	10,196
The Cooper Cos., Inc.	6,928	1,763

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Health Care continued
CVS Health Corp.	182,322	11,946
Danaher Corp.	86,959	8,967
DaVita, Inc.*	17,785	915
Dentsply Sirona, Inc.	31,376	1,168
Edwards Lifesciences Corp.*	29,473	4,514
Eli Lilly & Co.	132,921	15,382
Gilead Sciences, Inc.	182,381	11,408
HCA Healthcare, Inc.	37,847	4,710
Henry Schein, Inc.*	21,491	1,688
Hologic, Inc.*	37,982	1,561
Humana, Inc.	19,341	5,541
IDEXX Laboratories, Inc.*	12,158	2,262
Illumina, Inc.*	20,725	6,216
Incyte Corp.*	24,902	1,584
Intuitive Surgical, Inc.*	16,101	7,711
IQVIA Holdings, Inc.*	22,337	2,595
Johnson & Johnson	378,120	48,796
Laboratory Corp. of America Holdings*	14,225	1,797
McKesson Corp.	27,545	3,043
Medtronic PLC	189,350	17,223
Merck & Co., Inc.	366,615	28,013
Mettler-Toledo International, Inc.*	3,531	1,997
Mylan NV*	72,696	1,992
Nektar Therapeutics*	24,402	802
PerkinElmer, Inc.	15,683	1,232
Perrigo Co. PLC	17,622	683
Pfizer, Inc.	814,962	35,573
Quest Diagnostics, Inc.	19,184	1,597
Regeneron Pharmaceuticals,Inc.*	10,943	4,087
ResMed, Inc.	20,090	2,288
Stryker Corp.	43,786	6,863
Thermo Fisher Scientific, Inc.	56,757	12,702
UnitedHealth Group, Inc.	135,633	33,789
Universal Health Services, Inc. - Class B	12,020	1,401
Varian Medical Systems, Inc.*	12,846	1,456
Vertex Pharmaceuticals, Inc.*	36,030	5,971
Waters Corp.*	10,679	2,015
WellCare Health Plans, Inc.*	7,048	1,664
Zimmer Biomet Holdings, Inc.	28,758	2,983
Zoetis, Inc.	67,737	5,794

Total		460,824

Industrials (9.1%)
3M Co.	82,094	15,642
A.O. Smith Corp.	20,286	866
Alaska Air Group, Inc.	17,383	1,058

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Allegion PLC	13,402	1,068
American Airlines Group, Inc.	57,792	1,856
AMETEK, Inc.	32,725	2,215
Arconic, Inc.	60,636	1,022
The Boeing Co.	74,459	24,013
C.H. Robinson Worldwide, Inc.	19,386	1,630
Caterpillar, Inc.	83,197	10,572
Cintas Corp.	12,207	2,051
Copart, Inc.*	29,034	1,387
CSX Corp.	113,098	7,027
Cummins, Inc.	20,826	2,783
Deere & Co.	45,351	6,765
Delta Air Lines, Inc.	87,962	4,389
Dover Corp.	20,631	1,464
Eaton Corp. PLC	61,103	4,195
Emerson Electric Co.	88,279	5,275
Equifax, Inc.	16,999	1,583
Expeditors International of Washington, Inc.	24,333	1,657
Fastenal Co.	40,471	2,116
FedEx Corp.	34,180	5,514
Flowserve Corp.	18,449	701
Fluor Corp.	19,833	639
Fortive Corp.	41,434	2,803
Fortune Brands Home & Security, Inc.	19,936	757
General Dynamics Corp.	39,248	6,170
General Electric Co.	1,226,307	9,283
Harris Corp.	16,588	2,234
Honeywell International, Inc.	104,370	13,789
Huntington Ingalls Industries, Inc.	6,056	1,153
IHS Markit, Ltd.*	50,570	2,426
Illinois Tool Works, Inc.	43,037	5,452
Ingersoll-Rand PLC	34,634	3,160
J.B. Hunt Transport Services, Inc.	12,314	1,146
Jacobs Engineering Group, Inc.	16,857	985
Johnson Controls International PLC	130,279	3,863
Kansas City Southern	14,338	1,369
L3 Technologies, Inc.	11,095	1,927
Lockheed Martin Corp.	34,887	9,135
Masco Corp.	43,070	1,259
Nielsen Holdings PLC	50,047	1,168
Norfolk Southern Corp.	38,397	5,742
Northrop Grumman Corp.	24,478	5,995
PACCAR, Inc.	49,265	2,815
Parker Hannifin Corp.	18,659	2,783
Pentair PLC	22,517	851
Quanta Services, Inc.	20,588	620
Raytheon Co.	40,121	6,153
Republic Services, Inc.	30,659	2,210
Robert Half International, Inc.	17,126	980

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Rockwell Automation, Inc.	17,015	2,560
Rollins, Inc.	20,766	750
Roper Technologies, Inc.	14,582	3,886
Snap-on, Inc.	7,850	1,141
Southwest Airlines Co.	71,349	3,316
Stanley Black & Decker, Inc.	21,297	2,550
Textron, Inc.	34,254	1,575
TransDigm Group, Inc.*	6,842	2,327
Union Pacific Corp.	103,877	14,359
United Continental Holdings, Inc.*	32,267	2,702
United Parcel Service, Inc. - Class B	98,015	9,559
United Rentals, Inc.*	11,434	1,172
United Technologies Corp.	114,421	12,184
Verisk Analytics, Inc.*	23,209	2,531
W.W. Grainger, Inc.	6,432	1,816
Waste Management, Inc.	55,300	4,921
Xylem, Inc.	25,337	1,690

Total		272,755

Information Technology (19.8%)
Accenture PLC - Class A	89,871	12,673
Adobe Systems, Inc.*	68,820	15,570
Advanced Micro Devices, Inc.*	123,994	2,289
Akamai Technologies, Inc.*	22,962	1,403
Alliance Data Systems Corp.	6,605	991
Amphenol Corp. - Class A	42,483	3,442
Analog Devices, Inc.	52,187	4,479
ANSYS, Inc.*	11,781	1,684
Apple, Inc.	635,580	100,256
Applied Materials, Inc.	138,588	4,537
Arista Networks, Inc.*	7,338	1,546
Autodesk, Inc.*	30,877	3,971
Automatic Data Processing, Inc.	61,714	8,092
Broadcom, Inc.	58,290	14,822
Broadridge Financial Solutions, Inc.	16,460	1,584
Cadence Design Systems, Inc.*	39,778	1,730
Cisco Systems, Inc.	633,865	27,465
Citrix Systems, Inc.	18,049	1,849
Cognizant Technology Solutions Corp. - Class A	81,634	5,182
Corning, Inc.	112,845	3,409
DXC Technology Co.	39,492	2,100
F5 Networks, Inc.*	8,548	1,385

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Fidelity National Information Services, Inc.	46,171	4,735
Fiserv, Inc.*	56,178	4,129
FleetCor Technologies, Inc.*	12,502	2,322
FLIR Systems, Inc.	19,505	849
Fortinet, Inc.*	20,417	1,438
Gartner, Inc.*	12,815	1,638
Global Payments, Inc.	22,306	2,300
Hewlett Packard Enterprise Co.	200,622	2,650
HP, Inc.	223,096	4,565
Intel Corp.	643,457	30,197
International Business Machines Corp.	128,127	14,564
Intuit, Inc.	36,591	7,203
IPG Photonics Corp.*	5,044	571
Jack Henry & Associates, Inc.	10,898	1,379
Juniper Networks, Inc.	48,661	1,310
Keysight Technologies, Inc.*	26,424	1,640
KLA-Tencor Corp.	21,581	1,931
Lam Research Corp.	21,879	2,979
Mastercard, Inc. - Class A	128,103	24,167
Maxim Integrated Products, Inc.	39,062	1,986
Microchip Technology, Inc.	33,345	2,398
Micron Technology, Inc.*	157,917	5,011
Microsoft Corp.	1,089,664	110,677
Motorola Solutions, Inc.	23,055	2,652
NetApp, Inc.	35,512	2,119
NVIDIA Corp.	86,001	11,481
Oracle Corp.	359,351	16,225
Paychex, Inc.	45,057	2,936
PayPal Holdings, Inc.*	166,131	13,970
Qorvo, Inc.*	17,610	1,069
QUALCOMM, Inc.	170,897	9,726
Red Hat, Inc.*	24,921	4,377
salesforce.com, Inc.*	107,854	14,773
Seagate Technology PLC	36,718	1,417
Skyworks Solutions, Inc.	25,029	1,677
Symantec Corp.	90,073	1,702
Synopsys, Inc.*	21,044	1,773
TE Connectivity, Ltd.	48,363	3,658
Texas Instruments, Inc.	135,422	12,797
Total System Services, Inc.	23,664	1,924
VeriSign, Inc.*	14,998	2,224
Visa, Inc. - Class A	247,745	32,688
Western Digital Corp.	40,805	1,509
Western Union Co.	62,429	1,065
Xerox Corp.	29,227	578

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Xilinx, Inc.	35,675	3,038

Total		596,476

Materials (2.7%)
Air Products and Chemicals, Inc.	30,951	4,954
Albemarle Corp.	14,974	1,154
Avery Dennison Corp.	12,225	1,098
Ball Corp.	47,821	2,199
Celanese Corp. - Class A	18,858	1,697
CF Industries Holdings, Inc.	32,538	1,416
DowDuPont, Inc.	323,455	17,298
Eastman Chemical Co.	19,744	1,444
Ecolab, Inc.	35,840	5,281
FMC Corp.	18,985	1,404
Freeport-McMoRan, Inc.	204,292	2,106
International Flavors & Fragrances, Inc.	14,280	1,917
International Paper Co.	57,103	2,305
Linde PLC	77,691	12,123
LyondellBasell Industries NV - Class A	44,354	3,689
Martin Marietta Materials, Inc.	8,841	1,520
The Mosaic Co.	49,998	1,460
Newmont Mining Corp.	75,098	2,602
Nucor Corp.	44,260	2,293
Packaging Corp. of America	13,323	1,112
PPG Industries, Inc.	33,820	3,457
Sealed Air Corp.	22,125	771
The Sherwin-Williams Co.	11,616	4,570
Vulcan Materials Co.	18,617	1,839
WestRock Co.	35,747	1,350

Total		81,059

Real Estate (2.9%)
Alexandria Real Estate Equities, Inc.	15,160	1,747
American Tower Corp.	62,102	9,824
Apartment Investment & Management Co. - Class A	21,944	963
AvalonBay Communities, Inc.	19,487	3,392
Boston Properties, Inc.	21,774	2,451
CBRE Group, Inc.*	44,695	1,790
Crown Castle International Corp.	58,488	6,353
Digital Realty Trust, Inc.	29,083	3,099
Duke Realty Corp.	50,518	1,308
Equinix, Inc.	11,334	3,996
Equity Residential	51,945	3,429
Essex Property Trust, Inc.	9,314	2,284

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Extra Space Storage, Inc.	17,837	1,614
Federal Realty Investment Trust	10,414	1,229
HCP, Inc.	67,318	1,880
Host Hotels & Resorts, Inc.	104,619	1,744
Iron Mountain, Inc.	40,353	1,308
Kimco Realty Corp.	59,409	870
The Macerich Co.	14,914	645
Mid-America Apartment Communities, Inc.	16,049	1,536
Prologis, Inc.	88,754	5,212
Public Storage	21,141	4,279
Realty Income Corp.	41,607	2,623
Regency Centers Corp.	23,889	1,402
SBA Communications Corp.*	15,977	2,586
Simon Property Group, Inc.	43,606	7,325
SL Green Realty Corp.	12,022	951
UDR, Inc.	38,848	1,539
Ventas, Inc.	50,257	2,945
Vornado Realty Trust	24,413	1,514
Welltower, Inc.	52,960	3,676
Weyerhaeuser Co.	105,626	2,309

Total		87,823

Utilities (3.3%)
The AES Corp.	93,374	1,350
Alliant Energy Corp.	33,264	1,405
Ameren Corp.	34,442	2,247
American Electric Power Co., Inc.	69,521	5,196
American Water Works Co., Inc.	25,462	2,311
CenterPoint Energy, Inc.	70,661	1,995
CMS Energy Corp.	39,945	1,983
Consolidated Edison, Inc.	43,914	3,358
Dominion Resources, Inc.	92,553	6,614
DTE Energy Co.	25,649	2,829
Duke Energy Corp.	100,505	8,673
Edison International	45,935	2,608
Entergy Corp.	25,538	2,198
Evergy, Inc.	37,143	2,109
Eversource Energy	44,676	2,906
Exelon Corp.	136,334	6,149
FirstEnergy Corp.	68,501	2,572
NextEra Energy, Inc.	67,383	11,712
NiSource, Inc.	51,218	1,298
NRG Energy, Inc.	40,876	1,619
PG&E Corp.*	73,126	1,737
Pinnacle West Capital Corp.	15,802	1,346
PPL Corp.	101,538	2,876
Public Service Enterprise Group, Inc.	71,261	3,709

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (98.6%)	Shares/ Par+	Value $ (000’s)

Utilities continued
SCANA Corp.	20,107	961
Sempra Energy	38,582	4,174
The Southern Co.	145,058	6,371
WEC Energy Group, Inc.	44,484	3,081
Xcel Energy, Inc.	72,470	3,571

Total		98,958

Total Common Stocks
(Cost: $1,533,504)		2,966,493

Short-Term Investments (1.3%)

Commercial Paper (0.6%)
Apple, Inc. 0.000%, 1/22/19 144A	500,000	499
0.000%, 3/18/19 144A	1,900,000	1,890
The Coca-Cola Co. 0.000%, 2/11/19 144A	1,000,000	997
0.000%, 2/12/19 144A	1,000,000	997
Exxon Mobil Corp. 0.000%, 1/23/19	1,300,000	1,298
General Mills, Inc. 0.000%, 1/10/19 144A	1,000,000	999
Marriott International, Inc. 0.000%, 1/7/19 144A	1,000,000	999
0.000%, 1/25/19 144A	2,000,000	1,996
Mondelez International, Inc. 0.000%, 2/6/19 144A	3,000,000	2,991
Pfizer, Inc. 0.000%, 1/17/19 144A	1,000,000	999
0.000%, 3/11/19 144A	2,000,000	1,990
Societe Generale SA 0.000%, 1/17/19 144A	1,500,000	1,498
0.000%, 2/12/19 144A	1,500,000	1,496
Walgreens Boots Alliance, Inc. 0.000%, 1/4/19	1,500,000	1,500

Total		20,149

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	10,579,730	10,580

Total		10,580

Short-Term Investments (1.3%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies (0.3%)
Federal Home Loan Bank
0.000%, 1/14/19	3,000,000	2,997
0.000%, 4/2/19	3,000,000	2,982
0.000%, 4/15/19 b	3,000,000	2,979

Total		8,958

Total Short-Term Investments
(Cost: $39,689)		39,687

Total Investments (99.9%)
(Cost: $1,573,193)@		3,006,180

Other Assets, Less
Liabilities (0.1%)		2,961

Net Assets (100.0%)		3,009,141

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P 500 Future	Long	USD	15	309	3/19	$38,705	$(955)	$297

							$(955)	$297

	Financial Derivative Assets				Financial Derivative Liabilities
	Variation Margin (000’s)				Variation Margin (000’s)			Market Value (000’s)
	Swaps		Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or	$	-	$297	$297	$-	$-	$-	$-
Centrally Cleared Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

b

Cash or securities with an aggregate value of $2,979 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $17,351 representing 0.6% of the net assets.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,574,195 and the net unrealized appreciation of investments based on that cost was $1,431,031 which is comprised of $1,539,432 aggregate gross unrealized appreciation and $108,401 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$2,966,493	$-	$-
Short-Term Investments
Money Market Funds	10,580	-	-
All Others	-	29,107	-
Total Assets:	$2,977,073	$29,107	$-
Liabilities:
Other Financial Instruments^
Futures	(955)	-	-
Total Liabilities:	$(955)	$-	$-
^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$173 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

The U.S. equity market experienced heightened volatility in 2018 as concerns about slowing global growth, falling oil prices, less accommodative monetary policy, trade tensions and a partial U.S. government shutdown triggered a sharp fourth-quarter decline in stock prices. As a result, most market Indices ended lower for the calendar year.

According to the Russell® Indices, growth stocks outperformed value stocks by a significant margin during 2018. Large cap stocks outperformed mid cap stocks, and both categories outperformed small cap stocks. Furthermore, stocks of companies with higher credit ratings (rated B+ or better) generally outperformed companies with lower credit ratings (rated B or worse).

PORTFOLIO RESULTS

The Portfolio returned (7.92%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (8.27%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Large Cap Value Funds peer group was (9.78%).

Security selection in the Consumer Discretionary sector positively impacted performance relative to the Index. Advance Auto Parts was a top contributor. During the third quarter of 2018, the company reported better-than-expected quarterly results. It also raised its full-year guidance due to margin improvement and stronger-than-expected same-store sales trends. This indicated to investors that the company’s turnaround plan was starting to show signs of effectiveness.

Consumer Staples was another area of relative strength. The Portfolio benefited from not owning Philip Morris International. The stock’s decline was driven by slowing demand in Japan for Philip Morris’ IQOS product. The American Century investment team avoided the stock due to its longer-term concerns about the sustainability of the company’s core business. The Portfolio’s position in The Procter & Gamble Co. also contributed to relative performance. Procter & Gamble benefited from stabilizing and improving market share in many key areas.

A few of the Portfolio’s Health Care holdings were top individual contributors, including Medtronic, which outperformed after reporting quarterly revenue, earnings and free cash flow results that were better than expected. Pfizer, a pharmaceutical company, was another key contributor. Its stock was supported by solid data on Tafamidis, its cardiomyopathy drug, and by its relatively strong drug pipeline.

On the other hand, a decline in oil prices pressured the Portfolio’s Energy holdings. Schlumberger, the world’s largest oil field services company, was a key detractor. Its stock fell substantially during the fourth quarter as lower oil and gas prices reduced the market’s expectations for normalization in oil and gas markets. The company also preannounced worse-than-expected quarterly results due to weakness in the North American hydraulic fracturing market.

A few holdings in the Financials sector also weighed on relative performance, including Invesco, which experienced an acceleration of net outflows and announced an expensive acquisition of OppenheimerFunds.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

Large Company Value Portfolio (unaudited)

According to our metrics, the Portfolio’s Energy stocks are attractively priced and offer compelling risk/reward profiles. We favor Energy companies that we believe are higher quality and well managed.

The Portfolio is overweight in Consumer Staples. This sector is composed of companies with diverging strategies and fundamental outlooks. We believe we have identified some of the more diversified, stronger companies which can navigate a tougher competitive environment.

While we generally remain concerned about extended valuations in the Real Estate sector, we initiated a position in Weyerhaeuser toward the end of the year after its stock declined to an attractive level.

As of the end of 2018, our only position in the newly created Communication Services sector was Verizon Communications. We believe Verizon offers relative stability and balance sheet strength. Our analysis shows that many other Communication Services stocks have volatile business models and higher levels of leverage, leading to our underweight position in the sector.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Large Company Value Portfolio	-7.92%	5.10%	10.30%
Russell 1000® Value Index	-8.27%	5.95%	11.18%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-9.78%	5.04%	10.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.3%
Johnson & Johnson	3.3%
U.S. Bancorp	3.3%
Medtronic PLC	3.0%
Verizon Communications, Inc.	3.0%
Total SA, ADR	3.0%
Schlumberger, Ltd.	2.9%
Chevron Corp.	2.8%
The Procter & Gamble Co.	2.8%
iShares Russell 1000 Value Index Fund	2.7%

Large Company Value Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	23.0%
Health Care	17.4%
Energy	12.4%
Consumer Staples	10.5%
Industrials	9.3%
Information Technology	8.7%
Consumer Discretionary	3.9%
Utilities	3.0%
Communication Services	3.0%
Investment Companies	2.7%
Short-Term Investments & Other Net Assets	2.7%
Materials	2.3%
Real Estate	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)

Communication Services (3.0%)
Verizon Communications, Inc.	92,880	5,222

Total		5,222

Consumer Discretionary (3.9%)
Advance Auto Parts, Inc.	8,670	1,365
BorgWarner, Inc.	45,450	1,579
Carnival Corp.	19,750	974
Honda Motor Co., Ltd., ADR	70,900	1,875
Target Corp.	14,150	935

Total		6,728

Consumer Staples (10.5%)
Colgate-Palmolive Co.	27,800	1,655
Conagra Brands, Inc.	61,530	1,314
Kellogg Co.	15,500	884
Mondelez International, Inc.	91,190	3,650
PepsiCo, Inc.	17,060	1,885
The Procter & Gamble Co.	51,870	4,768
Sysco Corp.	14,060	881
Unilever NV	16,300	885
Walgreens Boots Alliance, Inc.	12,700	868
Walmart, Inc.	15,580	1,451

Total		18,241

Energy (12.4%)
Anadarko Petroleum Corp.	27,980	1,227
Baker Hughes	87,320	1,877
Chevron Corp.	44,870	4,881
EQT Corp.	36,440	688
Equitrans Midstream Corp.*	29,152	584
Noble Energy, Inc.	53,500	1,004
Royal Dutch Shell PLC - Class B, ADR	18,540	1,111
Schlumberger, Ltd.	139,150	5,021
Total SA, ADR	98,750	5,153

Total		21,546

Financials (23.0%)
AFLAC, Inc.	40,350	1,838
Ameriprise Financial, Inc.	25,520	2,664
Bank of America Corp.	117,740	2,901
The Bank of New York Mellon Corp.	88,920	4,186
BB&T Corp.	96,340	4,174
Chubb, Ltd.	34,770	4,492
Invesco, Ltd.	148,040	2,478
JPMorgan Chase & Co.	59,130	5,772

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)

Financials continued
PNC Financial Services Group, Inc.	28,290	3,307
U.S. Bancorp	123,510	5,644
Wells Fargo & Co.	50,040	2,306

Total		39,762

Health Care (17.4%)
Allergan PLC	11,010	1,472
Cerner Corp.*	31,440	1,649
Hologic, Inc.*	38,110	1,566
Johnson & Johnson	43,870	5,661
McKesson Corp.	14,520	1,604
Medtronic PLC	57,750	5,253
Merck & Co., Inc.	42,250	3,228
Pfizer, Inc.	97,400	4,252
Roche Holding AG	5,270	1,303
Zimmer Biomet Holdings, Inc.	40,650	4,216

Total		30,204

Industrials (9.3%)
Atlas Copco AB	133,370	2,924
Cummins, Inc.	17,150	2,292
Eaton Corp. PLC	26,550	1,823
General Electric Co.	123,120	932
Johnson Controls International PLC	57,720	1,711
Siemens AG	16,590	1,850
Southwest Airlines Co.	41,770	1,942
Union Pacific Corp.	7,060	976
United Parcel Service, Inc. - Class B	16,310	1,591

Total		16,041

Information Technology (8.7%)
Apple, Inc.	5,700	899
Applied Materials, Inc.	71,210	2,331
Cisco Systems, Inc.	63,430	2,749
Intel Corp.	90,880	4,265
Oracle Corp.	55,860	2,522
TE Connectivity, Ltd.	30,710	2,323

Total		15,089

Materials (2.3%)
DowDuPont, Inc.	34,290	1,834
WestRock Co.	56,730	2,142

Total		3,976

Real Estate (1.1%)
Weyerhaeuser Co.	88,910	1,943

Total		1,943

Common Stocks (94.6%)	Shares/ Par+	Value $ (000’s)

Utilities (3.0%)
Edison International	15,980	907
Eversource Energy	29,310	1,906
Xcel Energy, Inc.	49,380	2,433

Total		5,246

Total Common Stocks
(Cost: $175,332)		163,998

Investment Companies (2.7%)

Investment Companies (2.7%)
iShares Russell 1000 Value Index Fund	42,680	4,739

Total		4,739

Total Investment Companies
(Cost: $5,252)		4,739

Short-Term Investments (2.9%)

Money Market Funds (2.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	4,944,656	4,945

Total		4,945

Total Short-Term Investments
(Cost: $4,945)		4,945

Total Investments (100.2%)
(Cost: $185,529)@		173,682

Other Assets, Less
Liabilities (-0.2%)		(332)

Net Assets (100.0%)		173,350

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CHF	83	85	3/19	$-	p	$-	p	$-	p
Sell	Morgan Stanley Capital Services, Inc.	CHF	1,174	1,203	3/19	-	(9)	(9)
Buy	Morgan Stanley Capital Services, Inc.	EUR	290	334	3/19	2	-	2
Sell	Morgan Stanley Capital Services, Inc.	EUR	6,059	6,993	3/19	-	(53)	(53)
Buy	Morgan Stanley Capital Services, Inc.	GBP	18	23	3/19	-	p	-	-	p
Sell	Morgan Stanley Capital Services, Inc.	GBP	754	964	3/19	-	(7)	(7)
Buy	Morgan Stanley Capital Services, Inc.	JPY	10,909	101	3/19	-	p	-	-	p
Sell	Morgan Stanley Capital Services, Inc.	JPY	186,030	1,708	3/19	-	(40)	(40)
Buy	Goldman Sachs International	SEK	546	62	3/19	1	-	1
Sell	Goldman Sachs International	SEK	20,857	2,370	3/19	-	(52)	(52)

$3	$(161)	$(158)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts		Options	Swaps	Total
Total Over the Counter Derivatives	$3	-	$3		$(161)	-	-	$(161)

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $187,524 and the net unrealized depreciation of investments based on that cost was $13,998 which is comprised of $7,599 aggregate gross unrealized appreciation and $21,597 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Health Care	$28,901	$1,303	$-
Industrials	11,267	4,774	-
All Others	117,753	-	-
Investment Companies	4,739	-	-
Short-Term Investments	4,945	-	-
Other Financial Instruments^
Forward Currency Contracts	-	3	-
Total Assets:	$167,605	$6,080	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(161)	-
Total Liabilities:	$-	$(161)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest primarily in equity securities of U.S. issuers that are	$772 million
income.	selling at attractive prices relative to their intrinsic value.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio invests in a core group of 30-40 securities.

MARKET OVERVIEW

The broad market S&P 500® Index posted its weakest yearly return since 2008 following a big sell off in the fourth quarter that included some of the largest, most popular growth stocks. A number of developments appeared to contribute to growing unease among investors, such as slowing global growth, stalled tariff negotiations, higher interest rates and, in the final weeks of December, the federal government shutdown. Following through on its plan to continue “normalizing” short-term interest rates, the Federal Open Market Committee implemented four rate hikes during 2018 and has now raised rates nine times since December 2015. On the employment front, non-farm payrolls continued growing at a healthy pace, averaging 220,000 a month in 2018. The unemployment rate ended the year at 3.9%, slightly above the 3.7% reading for both October and November—the lowest rate in 49 years.

PORTFOLIO RESULTS

The Portfolio returned (2.81%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (8.27%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Large Cap Value Funds peer group was (9.78%).

Investments in the Information Technology and Health Care sectors contributed the most to relative performance during 2018. In Information Technology, the Portfolio benefited most from a position in CA Technologies, a provider of IT management software and solutions. In July, the company agreed to be acquired by semiconductor developer Broadcom Inc. in an all-cash deal worth $18.9 billion — a premium over CA’s share price at the time. In Health Care, global pharmaceutical maker Merck & Co., Inc., was the top contributor. The company has seen solid demand for its cancer drug, Keytruda. This market-leading immunotherapy treatment continued to show efficacy across a range of studies and gained approvals from the FDA and international regulatory bodies. Another strong contributor was Abbott Laboratories, a diversified medical products manufacturer. The company continued to execute well, particularly in its medical devices business, and announced positive clinical trial results for an important cardiovascular device.

Investments in the Utilities and Communication Services sectors caused the largest drags on relative returns. The Portfolio’s single Utilities holding, Edison International, trailed the Index’s Utilities return for the year. Edison’s shares fell in response to investors’ concerns about liabilities associated with the wildfires in Southern California. Despite the scale and destruction of the Woolsey fire, the Delaware investment team believed the market had overly discounted Edison’s current and future wildfire liability risk. In the Communication Services sector, diversified telecommunications provider AT&T Inc., was a notable detractor. A federal judge approved AT&T’s acquisition of Time Warner despite attempts by the Department of Justice (“DOJ”) to block the deal. The DOJ has since appealed the decision, leading to some uncertainty about the timing of integration. Another significant detractor was Halliburton Company, a provider of energy services. The company’s operations remained under pressure as weakness in international demand caused reductions in exploration and production budgets in the U.S.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

The recent market downturn, in combination with robust earnings growth, have improved the valuation backdrop for U.S. stocks. At the end of 2018, the price/earnings ratio of the S&P 500® Index (based on 12-month trailing earnings) was 20.5x,

Domestic Equity Portfolio (unaudited)

down from 24.3x a year ago and a cycle high of 25.7x at the end of January 2018. Still, stock market valuation levels seem elevated, especially in light of slowing global economic growth and the waning effects of tax reform, which had given a sizable boost to corporate earnings growth. We believe that the economic and earnings cycles are in their later stages. Because our expectations are for modest returns over the five-year investment horizon, we remain defensively oriented with a focus on higher quality businesses that offer attractive relative value. Currently, we have research projects underway in the Consumer Staples and Information Technology sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	-2.81%	7.66%	12.75%
Russell 1000® Value Index	-8.27%	5.95%	11.18%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	-9.78%	5.04%	10.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

   Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Merck & Co., Inc.	3.5%
Pfizer, Inc.	3.5%
Abbott Laboratories	3.4%
Verizon Communications, Inc.	3.4%
Dollar Tree, Inc.	3.3%
Waste Management, Inc.	3.3%
Equity Residential	3.2%
Cisco Systems, Inc.	3.2%
Mondelez International, Inc.	3.2%
Marsh & McLennan Cos., Inc.	3.1%

   Sector Allocation 12/31/18

Sector	% of Net Assets
Health Care	21.9%
Financials	14.6%
Energy	10.8%
Information Technology	9.3%
Industrials	8.9%
Consumer Staples	8.8%
Consumer Discretionary	6.2%
Communication Services	6.2%
Short-Term Investments & Other Net Assets	4.2%
Real Estate	3.2%
Utilities	3.1%
Materials	2.8%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Communication Services (6.2%)
AT&T, Inc.	774,500	22,104
Verizon Communications, Inc.	462,600	26,008

Total		48,112

Consumer Discretionary (6.2%)
Dollar Tree, Inc.*	284,600	25,705
Lowe’s Companies, Inc.	243,500	22,490

Total		48,195

Consumer Staples (8.8%)
Archer-Daniels-Midland Co.	524,300	21,481
CVS Health Corp.	335,000	21,949
Mondelez International, Inc.	611,100	24,462

Total		67,892

Energy (10.8%)
ConocoPhillips	373,900	23,312
Halliburton Co.	732,500	19,470
Marathon Oil Corp.	1,429,145	20,494
Occidental Petroleum Corp.	322,300	19,783

Total		83,059

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Financials (14.6%)
The Allstate Corp.	270,300	22,335
American International Group, Inc.	546,000	21,518
The Bank of New York Mellon Corp.	489,500	23,041
BB&T Corp.	493,500	21,378
Marsh & McLennan Cos., Inc.	301,900	24,076

Total		112,348

Health Care (21.9%)
Abbott Laboratories	366,600	26,516
Cardinal Health, Inc.	479,100	21,368
Cigna Corp.	121,460	23,068
Johnson & Johnson	182,300	23,526
Merck & Co., Inc.	358,200	27,370
Pfizer, Inc.	616,900	26,927
Quest Diagnostics, Inc.	248,300	20,676

Total		169,451

Industrials (8.9%)
Northrop Grumman Corp.	86,500	21,184
Raytheon Co.	146,800	22,512
Waste Management, Inc.	283,600	25,237

Total		68,933

Information Technology (9.3%)
Cisco Systems, Inc.	568,800	24,646
Intel Corp.	493,000	23,137
Oracle Corp.	526,600	23,776

Total		71,559

Common Stocks (95.8%)	Shares/ Par+	Value $ (000’s)

Materials (2.8%)
DowDuPont, Inc.	401,867	21,492

Total		21,492

Real Estate (3.2%)

Equity Residential	377,195	24,899

Total		24,899

Utilities (3.1%)
Edison International	421,500	23,928

Total		23,928

Total Common Stocks
(Cost: $583,729)		739,868

Short-Term Investments (4.4%)

Money Market Funds (4.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	33,791,227	33,791

Total		33,791

Total Short-Term Investments
(Cost: $33,791)		33,791

Total Investments (100.2%)
(Cost: $617,520)@		773,659

Other Assets, Less
Liabilities (-0.2%)		(1,194)

Net Assets (100.0%)		772,465

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $617,520 and the net unrealized appreciation of investments based on that cost was $156,140 which is comprised of $188,221 aggregate gross unrealized appreciation and $32,081 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$739,868	$-	$-
Short-Term Investments	33,791	-	-
Total Assets:	$773,659	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest in common stocks with a focus on larger	$705 million
income.	capitalization stocks with a strong track record of paying
dividends, or that are believed to be undervalued.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued, as measured by price to earnings ratio, dividend yield and enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

In 2018, U.S. stocks experienced their worst calendar year losses in a decade, pressured by rising interest rates, global trade tensions and worries about slowing global growth. Most major U.S. stock indices reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indices down at least 20% from recent highs. Market volatility was elevated throughout the year, thanks in part to rising interest rates as the U.S. Federal Reserve (the “Fed”) continued its normalization of monetary policy with four short-term interest rate hikes in 2018. Expectations that the Fed would raise rates two more times in 2019 also weighed on stocks, along with concerns that corporate earnings growth would slow as the tailwinds from the late-2017 tax reform subside.

As measured by various Russell® Indices, large cap stocks held up much better than their smaller-cap peers. Growth outperformed value stocks across all market capitalizations. Within the Russell 1000® Value Index, nearly all sectors posted negative returns. The Industrials sector was the largest detractor, followed by Energy and Materials. Health Care and Utilities were the only sectors to advance over the period.

PORTFOLIO RESULTS

The Portfolio returned (9.35%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned (8.27%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Equity Income Funds peer group was (7.90%).

Stock selection in the Financials sector detracted from relative results. State Street, a leading detractor within Financials, suffered from disappointing growth in core servicing fees, driven by higher compensation costs, as well as its announced plan to buy Charles River Development for $2.6 billion, a price that many investors deemed excessive.

The Consumer Staples sector also hindered relative returns, mainly due to stock selection. Tyson Foods detracted from performance due to the unexpected resignation of its CEO, as well as heightened trade tensions with China, which created a glut in the domestic supply of chicken, beef and pork, resulting in lower meat prices. Despite these headwinds, the Portfolio continued to maintain its investment in Tyson Foods due to growth in the prepared foods market, strong long-term earnings prospects and management’s focus on the transition into a globally-branded protein company.

At the other end of the spectrum, stock selection in the Industrials sector contributed to relative performance. Boeing benefited from strong demand for its commercial aircraft, increased defense spending and lower production costs due to automation. The Portfolio remains invested in Boeing due to its position as a part of a duopoly in global commercial aerospace, its superior product offering and shareholder friendly policies such as increasing dividends and repurchasing stock.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio (unaudited)

Equity markets in 2018 fell sharply, as monetary policy developments, trade tensions, worries about slowing global growth and macroeconomic concerns sparked volatility in the previously sanguine markets and drove stretches of sharp declines. Continued trade disputes between the U.S. and China periodically depressed equities and raised the level of uncertainty in markets.

We believe the recent market volatility may persist until there is more clarity into how the U.S.-China trade situation will be resolved. We also remain mindful of potential headwinds from increased political tensions in the U.S., as well as rising interest rates. That said, we believe the U.S. economy, although slowing, remains reasonably strong. The market sell-off during the fourth quarter led to more compelling valuations, and we purchased attractively priced shares of solid companies, including some in more cyclical sectors. As always, we are maintaining our disciplined, longer-term approach while also taking advantage of market volatility to buy shares of high quality companies at compelling valuations.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Equity Income Portfolio	-9.35%	4.70%	10.56%
Russell 1000® Value Index	-8.27%	5.95%	11.18%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	-7.90%	5.27%	10.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks. The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.3%
Twenty-First Century Fox, Inc. - Class B	2.5%
Exxon Mobil Corp.	2.4%
Verizon Communications, Inc.	2.2%
DowDuPont, Inc.	2.1%
Pfizer, Inc.	2.1%
Total SA, ADR	2.1%
Johnson & Johnson	2.1%
The Southern Co.	2.0%

Equity Income Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	23.4%
Health Care	13.0%
Industrials	10.8%
Energy	9.2%
Communication Services	8.1%
Consumer Staples	7.9%
Utilities	7.6%
Information Technology	7.5%
Materials	5.1%
Real Estate	2.6%
Consumer Discretionary	2.4%
Short-Term Investments & Other Net Assets	1.8%
Corporate Bonds	0.4%
Convertible Corporate Bonds	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (95.1%)	Shares/ Par+	Value $ (000’s)

Communication Services (8.1%)
AT&T, Inc.	114,262	3,261
CenturyLink, Inc.	85,013	1,288
Comcast Corp. - Class A	221,085	7,528
News Corp. - Class A	424,945	4,823
Telefonica SA	494,823	4,161
Twenty-First Century
Fox, Inc. - Class B	365,704	17,473
Verizon
Communications, Inc.	279,908	15,737
The Walt Disney Co.	23,100	2,533

Total		56,804

Consumer Discretionary (2.4%)
Adient PLC	53,045	799
Kohl’s Corp.	56,859	3,772
L Brands, Inc.	114,300	2,934
Las Vegas Sands Corp.	124,915	6,502
Mattel, Inc.*	281,603	2,813

Total		16,820

Consumer Staples (7.9%)
Archer-Daniels-Midland Co.	82,036	3,361
Conagra Brands, Inc.	159,458	3,406
Coty, Inc. - Class A	124,197	815
CVS Health Corp.	105,442	6,908
Kellogg Co.	24,800	1,414
Kimberly-Clark Corp.	103,800	11,827
PepsiCo, Inc.	31,336	3,462
Philip Morris International, Inc.	113,689	7,590
Tyson Foods, Inc. - Class A	166,693	8,901
Walmart, Inc.	85,000	7,918

Total		55,602

Energy (9.2%)
Apache Corp.	107,756	2,829
Chevron Corp.	61,700	6,712
EQT Corp.	17,690	334
Equitrans Midstream Corp.*	40,852	818
Exxon Mobil Corp.	251,700	17,163
Hess Corp.	139,800	5,662
Occidental Petroleum Corp.	110,700	6,795
Total SA, ADR	281,512	14,689
TransCanada Corp.	274,956	9,816

Total		64,818

Financials (23.4%)
American International Group, Inc.	218,060	8,594
Ameriprise Financial, Inc.	10,737	1,121
Bank of America Corp.	24,123	594

Common Stocks (95.1%)	Shares/ Par+	Value $ (000’s)

Financials continued
The Bank of New York Mellon Corp.	104,300	4,909
Brighthouse Financial, Inc.*	117,178	3,572
Chubb, Ltd.	93,600	12,091
Citigroup, Inc.	102,787	5,351
Fifth Third Bancorp	377,187	8,875
Franklin Resources, Inc.	212,600	6,306
JPMorgan Chase & Co.	246,846	24,097
KeyCorp	158,991	2,350
Loews Corp.	175,161	7,973
Marsh & McLennan Cos., Inc.	37,947	3,026
MetLife, Inc.	233,900	9,604
Morgan Stanley	287,591	11,403
Northern Trust Corp.	24,100	2,015
PNC Financial Services Group, Inc.	60,200	7,038
State Street Corp.	137,100	8,647
U.S. Bancorp	220,700	10,086
Wells Fargo & Co.	496,473	22,877
Willis Towers Watson PLC	26,616	4,042

Total		164,571

Health Care (12.2%)
Anthem, Inc.	51,349	13,486
Becton Dickinson and Co.	11,464	2,583
Bristol-Myers Squibb Co.	85,100	4,423
Gilead Sciences, Inc.	138,500	8,663
GlaxoSmithKline PLC	253,152	4,812
GlaxoSmithKline PLC, ADR	64,100	2,449
Johnson & Johnson	112,346	14,498
Medtronic PLC	110,945	10,092
Merck & Co., Inc.	125,730	9,607
Pfizer, Inc.	343,526	14,995
Zimmer Biomet Holdings, Inc.	6,500	674

Total		86,282

Industrials (10.8%)
Alaska Air Group, Inc.	69,500	4,229
The Boeing Co.	40,200	12,964
Delta Air Lines, Inc.	63,693	3,178
Emerson Electric Co.	68,600	4,099
Flowserve Corp.	9,881	376
General Electric Co.	531,900	4,026
Harris Corp.	79,252	10,671
Illinois Tool Works, Inc.	7,300	925
Johnson Controls International PLC	332,098	9,847
Nielsen Holdings PLC	278,956	6,508

Common Stocks (95.1%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Northrop Grumman Corp.	1,456	357
nVent Electric PLC	56,500	1,269
PACCAR, Inc.	32,100	1,834
Pentair PLC	43,900	1,659
Southwest Airlines Co.	55,700	2,589
Stericycle, Inc.*	79,399	2,913
United Parcel Service, Inc. - Class B	92,500	9,022

Total		76,466

Information Technology (7.5%)
Applied Materials, Inc.	105,500	3,454
Cisco Systems, Inc.	269,787	11,690
Hewlett Packard Enterprise Co.	98,400	1,300
Microsoft Corp.	137,222	13,938
NXP Semiconductors NV	17,186	1,259
QUALCOMM, Inc.	242,500	13,801
TE Connectivity, Ltd.	15,200	1,150
Texas Instruments, Inc.	55,000	5,197
Western Digital Corp.	29,300	1,083

Total		52,872

Materials (5.1%)
Akzo Nobel NV, ADR	45,200	1,204
CF Industries Holdings,
Inc.	158,884	6,913
DowDuPont, Inc.	280,804	15,017
International Paper Co.	155,437	6,274
Nucor Corp.	39,300	2,036
PPG Industries, Inc.	8,200	838
Vulcan Materials Co.	35,300	3,488

Total		35,770

Real Estate (2.6%)
Equity Residential	99,500	6,568
Rayonier, Inc.	146,906	4,068
SL Green Realty Corp.	48,444	3,831
Weyerhaeuser Co.	188,944	4,130

Total		18,597

Utilities (5.9%)
Duke Energy Corp.	49,500	4,272
Edison International	83,688	4,751
Evergy, Inc.	63,477	3,603
NiSource, Inc.	400,952	10,164
PG&E Corp.*	110,222	2,618
Sempra Energy	16,107	1,743
The Southern Co.	325,779	14,308

Total		41,459

Total Common Stocks
(Cost: $642,604)		670,061

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Corporate Bonds (0.4%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical (0.4%)
Mattel, Inc., 6.750%,
12/31/25 144A	2,780,000	2,481
Total		2,481

Total Corporate Bonds
(Cost: $2,738)		2,481

Convertible Corporate Bonds (0.2%)

Financial (0.2%)
AXA SA, 7.250%,
5/15/21 144A	1,460,000	1,273

Total		1,273

Total Convertible Corporate Bonds
(Cost: $1,460)		1,273

Convertible Preferred Stocks (2.5%)	Shares/ Par+	Value $ (000’s)

Health Care (0.8%)
Becton Dickinson and Co., 6.125%, 5/1/20	100,450	5,793

Total		5,793

Utilities (1.7%)
DTE Energy Co., 6.500%, 10/1/19	25,217	1,303
NextEra Energy, Inc., 6.123%, 9/1/19	108,213	6,237
Sempra Energy, 6.750%, 7/15/21	11,107	1,066
Sempra Energy, 6.000%, 1/15/21	36,037	3,428

Total		12,034

Total Convertible Preferred Stocks
(Cost: $16,321)		17,827

Short-Term Investments (1.6%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (1.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	11,301,494	11,301

Total		11,301

Total Short-Term Investments
(Cost: $11,301)		11,301

Total Investments (99.8%)
(Cost: $674,424)@		702,943

Other Assets, Less
Liabilities (0.2%)		1,731

Net Assets (100.0%)		704,674

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $3,754 representing 0.6% of the net assets.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $675,492 and the net unrealized appreciation of investments based on that cost was $27,451 which is comprised of $101,228 aggregate gross unrealized appreciation and $73,777 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$670,061	$-	$-
Convertible Corporate Bonds	-	1,273	-
Convertible Preferred Stocks	17,827	-	-
Corporate Bonds	-	2,481	-
Short-Term Investments	11,301	-	-
Total Assets:	$699,189	$3,754	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$943 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection. The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts and other securities of foreign issuers, including non-U.S. dollar denominated securities.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results over the twelve-month period ending December 31, 2018. The U.S. Federal Reserve (the “Fed”) raised its benchmark interest rate by 25 basis points four times during the year, although it signaled a slower pace of interest rate increases heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. By the summer of 2018, however, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In the final months of 2018, worries surrounding slowing global growth, rich valuations, rising interest rates and heightened U.S. and Chinese trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating in the first year of negative U.S. equity returns since 2008. Returns varied by market capitalization. Large cap stocks, as measured by the S&P 500® Index, outperformed mid and small cap stocks, as measured by the S&P MidCap 400® Index and Russell 2000® Index.

PORTFOLIO RESULTS

The Portfolio returned (7.38%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned (4.75%). (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services Inc., an independent mutual fund ranking agency, the average return in 2018 of the Mid Cap Growth Funds peer group was (4.27%).

Stock selection within the Health Care, Information Technology and Energy sectors drove relative underperformance during the period. In contrast, stock selection in the Industrials and Financials sectors partially offset the negative results. Sector allocation, a residual of the team’s bottom-up stock selection process, modestly contributed to relative performance results, mainly due to the Portfolio’s underweight allocation to Materials and overweight to Utilities.

Top detractors from relative return during the period included Information Technology company CommScope and Newfield Exploration in the Energy sector. CommScope reported earnings below expectations and announced that it was acquiring Arris, a telecommunications equipment manufacturer. The portfolio managers believed the deal will ultimately be beneficial and added modestly to the position. Newfield Exploration, a petroleum and natural gas exploration and production company, underperformed during the period as oil prices fell dramatically during the fourth quarter of 2018 amid ongoing concerns about excess supply and lower demand growth. Health Care company Alkermes also detracted due to a setback in approval of an important drug to treat depression.

Top contributors to relative performance included Keysight Technologies in the Information Technology sector and GrubHub, a Consumer Discretionary company. Keysight Technologies, a maker of electronic test and measurement equipment, was a strong performer throughout the period. The company’s revenue was bolstered by customer demand in Keysight’s key focus areas, including 5G, automotive and energy, and aerospace and defense. Grubhub, the online food ordering service, was also a strong performer as their quarterly results beat expectations and showed solid year-over-year revenue growth. The Portfolio’s position was eliminated during the period to take profits after shares rose substantially in

Mid Cap Growth Stock Portfolio (unaudited)

the past year. VeriSign, an Information Technology company, also contributed after a regulator allowed them to raise future prices.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Based on our bottom-up, company-specific research and stock selection, as of the end of the period, the Portfolio had overweight positions in the Financials, Health Care, Industrials, Utilities and Energy sectors. The Portfolio was underweight in the Consumer Discretionary, Information Technology, Consumer Staples, Communication Services, Real Estate and Materials sectors.

Despite the recent market selloff, we believe the fundamentals of the U.S. economy are sound, and we continue to find attractive company-specific opportunities to add to the Portfolio. Higher levels of volatility may persist as the market absorbs the effects of higher interest rates, trade policy, slower growth and political uncertainty, but we believe our diversified Portfolio of blue-chip, market-leading companies should outperform over the long term.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	-7.38%	4.18%	10.23%
Russell MidCap® Growth Index	-4.75%	7.42%	15.12%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	-4.27%	6.22%	13.75%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Genpact, Ltd.	2.4%
WEX, Inc.	2.1%
Lennox International, Inc.	2.1%
VeriSign, Inc.	2.0%
Markel Corp.	2.0%
CDW Corp.	1.7%
IDEX Corp.	1.7%
TransUnion	1.6%
Teradata Corp.	1.6%
Ball Corp.	1.6%

Mid Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Information Technology	27.5%
Health Care	19.2%
Industrials	19.0%
Financials	14.5%
Consumer Discretionary	7.0%
Energy	3.1%
Materials	2.8%
Utilities	2.6%
Communication Services	2.5%
Real Estate	1.4%
Short-Term Investments & Other Net Assets	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (99.6%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.5%)
CarGurus, Inc.*	112,935	3,809
TripAdvisor, Inc.*	227,167	12,253
Zillow Group, Inc. - Class A*	63,905	2,009
Zillow Group, Inc. - Class C*	174,857	5,522

Total		23,593

Consumer Discretionary (7.0%)
Aramark	294,431	8,530
CarMax, Inc.*	159,069	9,978
Carter’s, Inc.	102,368	8,355
Choice Hotels International, Inc.	148,689	10,643
Etsy, Inc.*	150,300	7,150
NVR, Inc.*	5,675	13,830
Service Corp. International	27,273	1,098
Under Armour, Inc. - Class C*	384,608	6,219

Total		65,803

Energy (3.1%)
Diamondback Energy, Inc.	91,832	8,513
Newfield Exploration Co.*	468,622	6,870
WPX Energy, Inc.*	1,249,442	14,181

Total		29,564

Financials (14.5%)
Alleghany Corp.	13,088	8,158
Credit Acceptance Corp.*	28,347	10,822
Cullen / Frost Bankers, Inc.	98,770	8,686
FactSet Research Systems, Inc.	51,061	10,219
Fairfax Financial Holdings, Ltd.	14,118	6,215
First Citizens BancShares, Inc. - Class A	18,794	7,086
First Republic Bank	133,884	11,634
FNF Group	166,663	5,240
M&T Bank Corp.	75,591	10,819
Markel Corp.*	17,677	18,350
Northern Trust Corp.	94,958	7,937
Pinnacle Financial Partners, Inc.	78,640	3,625
Prosperity Bancshares, Inc.	123,590	7,700
South State Corp.	89,839	5,386
W.R. Berkley Corp.	95,641	7,069

Common Stocks (99.6%)	Shares/ Par+	Value $ (000’s)

Financials continued
White Mountains Insurance Group, Ltd.	9,238	7,923

Total		136,869

Health Care (19.2%)
Aerie Pharmaceuticals, Inc.*	195,022	7,040
Agios Pharmaceuticals, Inc.*	137,180	6,325
Alkermes PLC*	268,986	7,938
Alnylam Pharmaceuticals, Inc.*	103,609	7,554
Bio-Techne Corp.	59,400	8,596
Bluebird Bio, Inc.*	74,112	7,352
Hill-Rom Holdings, Inc.	114,519	10,141
Integra LifeSciences Holdings Corp.*	194,529	8,773
Ionis Pharmaceuticals, Inc.*	179,123	9,684
Ironwood Pharmaceuticals, Inc.*	369,995	3,833
Mettler-Toledo International, Inc.*	16,549	9,360
NuVasive, Inc.*	131,074	6,496
PRA Health Sciences, Inc.*	102,043	9,384
Repligen Corp.*	97,205	5,127
Sage Therapeutics, Inc.*	83,258	7,975
Seattle Genetics, Inc.*	202,139	11,453
Steris PLC	98,810	10,558
Teleflex, Inc.	56,163	14,517
Ultragenyx Pharmaceutical, Inc.*	159,962	6,955
Varian Medical
Systems, Inc.*	100,990	11,443
Veeva Systems, Inc.- Class A*	116,285	10,387

Total		180,891

Industrials (19.0%)
AMERCO	29,291	9,611
Cimpress NV*	62,004	6,412
Cintas Corp.	53,405	8,972
CoStar Group, Inc.*	28,593	9,646
Fastenal Co.	180,766	9,452
Genesee & Wyoming, Inc. - Class A*	174,392	12,909
HEICO Corp. - Class A	119,433	7,524
IDEX Corp.	124,087	15,667
JetBlue Airways Corp.*	471,414	7,571
KAR Auction Services, Inc.	218,134	10,409

Common Stocks (99.6%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Lennox International, Inc.	89,315	19,547
Lincoln Electric Holdings, Inc.	121,799	9,604
The Middleby Corp.*	60,553	6,221
PACCAR, Inc.	126,361	7,220
Spirit Airlines, Inc.*	140,246	8,123
TransUnion	270,615	15,371
UniFirst Corp.	29,797	4,263
Waste Connections, Inc.	138,476	10,282

Total		178,804

Information Technology (27.5%)
2U, Inc.*	115,958	5,765
Akamai Technologies, Inc.*	147,543	9,012
Black Knight, Inc.*	154,289	6,952
Blackbaud, Inc.	167,403	10,530
CDW Corp.	198,865	16,118
CommScope Holding Co., Inc.*	464,974	7,621
EPAM Systems, Inc.*	62,163	7,212
F5 Networks, Inc.*	60,218	9,757
Fair Isaac Corp.*	54,484	10,189
Genpact, Ltd.	829,579	22,390
Global Payments, Inc.	129,084	13,312
Guidewire Software, Inc.*	136,600	10,959
II-VI, Inc.*	341,178	11,075
Keysight Technologies, Inc.*	163,680	10,161
MKS Instruments, Inc.	125,179	8,088
Monolithic Power Systems	68,716	7,988
National Instruments Corp.	248,347	11,270
PTC, Inc.*	129,297	10,719
Silicon Laboratories, Inc.*	106,320	8,379
Teradata Corp.*	399,705	15,333
Total System Services, Inc.	109,102	8,869
VeriSign, Inc.*	124,955	18,530
WEX, Inc.*	140,419	19,667

Total		259,896

Materials (2.8%)
Ball Corp.	323,407	14,870
Packaging Corp. of America	83,344	6,956
Silgan Holdings, Inc.	192,769	4,553

Total		26,379

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (99.6%)	Shares/ Par+	Value $ (000’s)

Real Estate (1.4%)
Equity Commonwealth	280,575	8,420
Redfin Corp.*	357,326	5,146

Total		13,566

Utilities (2.6%)
Black Hills Corp.	88,938	5,584
NiSource, Inc.	172,837	4,381
UGI Corp.	268,559	14,328

Total		24,293

Total Common Stocks
(Cost: $1,009,325)		939,658

Short-Term Investments (0.0%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	183,993	184

Total		184

Total Short-Term Investments
(Cost: $184)		184

	Shares/ Par+	Value $ (000’s)

Total Investments (99.6%)
(Cost: $1,009,509)@		939,842

Other Assets, Less
Liabilities (0.4%)		3,528

Net Assets (100.0%)		943,370

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,010,263 and the net unrealized depreciation of investments based on that cost was $70,421 which is comprised of $53,738 aggregate gross unrealized appreciation and $124,159 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$939,658	$-	$-
Short-Term Investments	184	-	-
Total Assets:	$939,842	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$793 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 400 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in S&P MidCap 400® Index stock futures and, to a lesser extent, purchase (long) total return equity swap agreements to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could hurt economic growth and corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (4.38%), outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned (8.48%) and (11.08%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged, while the Bloomberg Barclays® U.S. Corporate High Yield Index declined (2.08%).

PORTFOLIO RESULTS

The Index 400 Stock Portfolio delivered a total return of (11.33%) for the twelve months ended December 31, 2018, trailing the S&P MidCap 400® Index (the “Index”), which returned (11.08%). (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Mid Cap Core Funds peer group was (10.83%). However, the Mid Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Nine of the Index’s eleven sectors posted negative returns for the year. The largest detractor from the Index’s return was the Financials sector, where bank stocks were particularly affected by fears of an economic slowdown. Banks tend to be sensitive to economic downturns, which reduce demand for credit products and increase the risk of loan defaults. Stiff competition for deposits also hindered bank profitability, as customers began to demand higher rates of return. Industrials companies were major detractors from the Index’s return, with increased tariffs taking a toll on the sector. Tariffs increased input costs and disrupted supply chains, while a slowdown in international demand put pressure on profit margins.

Consumer Discretionary stocks were hurt by a worsening sentiment about the economy, as every industry group declined despite solid consumer spending. Energy companies also detracted from the Index’s return. Lower estimates of energy demand amid ample supply led to a sharp decline in oil prices late in the year. Materials stocks fell due to lower prices for many commodities and weakness in the chemicals industry. Real Estate companies were hurt by higher interest rates, which increased borrowing costs for the highly leveraged sector.

Index 400 Stock Portfolio (unaudited)

At the other end of the spectrum, Utilities stocks performed well, as investors sought out stocks with relatively stable revenue in a volatile market environment. Health Care companies added modestly to the Index’s return, benefiting from ongoing demographic shifts and faster drug approvals from the Food and Drug Administration.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	-11.33%	5.74%	13.39%
S&P MidCap 400® Index	-11.08%	6.03%	13.68%
Lipper® Variable Insurance Products (VIP) Mid Cap Core Funds Average	-10.83%	4.61%	12.25%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in derivative instruments such as futures and, to a lesser extent, swap agreements to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Teleflex, Inc.	0.8%
Atmos Energy Corp.	0.7%
Domino’s Pizza, Inc.	0.7%
IDEX Corp.	0.6%
UGI Corp.	0.6%
Alleghany Corp.	0.6%
Steris PLC	0.6%
PTC, Inc.	0.6%
Reinsurance Group of America, Inc.	0.6%
Zebra Technologies Corp. - Class A	0.6%

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	16.1%
Industrials	15.0%
Information Technology	14.9%
Consumer Discretionary	11.5%
Health Care	9.8%
Real Estate	9.5%
Materials	6.5%
Utilities	5.5%
Energy	3.7%
Consumer Staples	2.9%
Communication Services	2.4%
Short-Term Investments & Other Net Assets	2.2%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Communication Services (2.4%)
AMC Networks, Inc. - Class A*	23,595	1,295
Cable One, Inc.	2,599	2,132
Cars.com, Inc.*	33,043	710
Cinemark Holdings, Inc.	55,685	1,994
John Wiley & Sons, Inc. - Class A	23,694	1,113
Live Nation Entertainment, Inc.*	72,442	3,568
Meredith Corp.	20,889	1,085
The New York Times Co. -Class A	73,943	1,648
TEGNA, Inc.	112,775	1,226
Telephone and Data Systems, Inc.	48,691	1,584
World Wrestling Entertainment, Inc. Class A	22,741	1,699
Yelp, Inc.*	40,038	1,401

Total		19,455

Consumer Discretionary (11.5%)
Aaron’s, Inc.	35,930	1,511
Adient PLC	45,496	685
Adtalem Global Education, Inc.*	30,771	1,456
American Eagle Outfitters, Inc.	88,259	1,706
AutoNation, Inc.*	30,146	1,076
Bed Bath & Beyond, Inc.	72,311	819
Big Lots, Inc.	21,131	611
Boyd Gaming Corp.	42,317	879
Brinker International, Inc.	20,219	889
Brunswick Corp.	45,435	2,110
Carter’s, Inc.	24,016	1,960
The Cheesecake Factory, Inc.	21,847	951
Churchill Downs, Inc.	6,256	1,526
Cracker Barrel Old Country Store, Inc.	12,589	2,013
Dana Holding Corp.	75,775	1,033
Deckers Outdoor Corp.*	15,254	1,952
Delphi Technologies PLC	46,352	664
Dick’s Sporting Goods, Inc.	38,637	1,205
Dillard’s, Inc. - Class A	9,679	584
Domino’s Pizza, Inc.	21,788	5,403
Dunkin’ Brands Group, Inc.	43,265	2,774
Eldorado Resorts, Inc.*	34,051	1,233
Five Below, Inc.*	29,207	2,988

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Gentex Corp.	137,297	2,775
Graham Holdings Co. Class B	2,272	1,455
Helen of Troy, Ltd.*	13,829	1,814
International Speedway Corp. - Class A	12,803	562
Jack in the Box, Inc.	13,484	1,047
KB Home	45,149	862
Marriott Vacations Worldwide Corp.	21,435	1,511
The Michaels Cos., Inc.*	47,082	638
Murphy USA, Inc.*	15,706	1,204
NVR, Inc.*	1,780	4,338
Ollie’s Bargain Outlet Holdings, Inc.*	27,009	1,796
Papa John’s International, Inc.	11,730	467
Penn National Gaming, Inc.*	56,654	1,067
Polaris Industries, Inc.	30,419	2,333
Pool Corp.	21,090	3,135
Sally Beauty Holdings, Inc.*	62,932	1,073
Scientific Games Corp. - Class A*	28,821	515
Service Corp. International	94,783	3,816
Signet Jewelers, Ltd.	27,192	864
Six Flags Entertainment Corp.	37,586	2,091
Skechers U.S.A., Inc. - Class A*	70,127	1,605
Sotheby’s*	18,229	724
Tempur Sealy International, Inc.*	23,979	993
Texas Roadhouse, Inc.	34,855	2,081
Thor Industries, Inc.	26,277	1,366
Toll Brothers, Inc.	71,014	2,339
TRI Pointe Homes, Inc.*	74,486	814
Tupperware Brands Corp.	25,447	803
Urban Outfitters, Inc.*	39,468	1,310
Visteon Corp.*	15,143	913
Weight Watchers International, Inc.*	20,305	783
The Wendy’s Co.	97,976	1,529
Williams-Sonoma, Inc.	41,985	2,118
Wyndham Destinations, Inc.	51,046	1,830
Wyndham Hotels & Resorts, Inc.	51,953	2,357

Total		90,956

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Consumer Staples (2.9%)
The Boston Beer Co., Inc. - Class A*	4,506	1,085
Casey’s General Stores, Inc.	19,174	2,457
Edgewell Personal Care Co.*	28,307	1,057
Energizer Holdings, Inc.	31,223	1,410
Flowers Foods, Inc.	96,107	1,775
The Hain Celestial Group, Inc.*	46,877	744
Ingredion, Inc.	37,035	3,385
Lancaster Colony Corp.	10,223	1,808
Nu Skin Enterprises, Inc.	29,097	1,785
Post Holdings, Inc.*	34,928	3,113
Sanderson Farms, Inc.	10,527	1,045
Sprouts Farmers Market, Inc.*	66,839	1,572
Tootsie Roll Industries, Inc.	9,710	324
TreeHouse Foods, Inc.*	29,331	1,487

Total		23,047

Energy (3.7%)
Apergy Corp.*	40,511	1,097
Callon Petroleum Co.*	119,207	774
Chesapeake Energy Corp.*	478,605	1,005
CNX Resources Corp. *	106,646	1,218
Core Laboratories N.V.	23,159	1,382
Diamond Offshore Drilling, Inc.*	33,834	319
Dril-Quip, Inc.*	18,740	563
Ensco PLC - Class A	228,955	815
EQT Corp.	133,269	2,517
Equitrans Midstream Corp.*	106,549	2,133
Matador Resources Co.*	54,233	842
McDermott International, Inc.*	94,590	619
Murphy Oil Corp.	85,208	1,993
Oasis Petroleum, Inc.*	140,109	775
Oceaneering International, Inc.*	51,612	624
Patterson-UTI Energy, Inc.	113,882	1,179
PBF Energy, Inc.	62,799	2,052
QEP Resources, Inc.*	124,022	698
Range Resources Corp.	108,474	1,038
Rowan Cos., PLC - Class A*	66,559	558
SM Energy Co.	54,041	837

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Energy continued
Southwestern Energy Co.*	304,474	1,038
Transocean, Ltd.*	265,014	1,839
World Fuel Services Corp.	35,216	754
WPX Energy, Inc.*	206,941	2,349

Total		29,018

Financials (16.1%)
Alleghany Corp.	7,772	4,844
American Financial Group, Inc.	36,933	3,344
Aspen Insurance Holdings, Ltd.	31,271	1,313
Associated Banc-Corp.	86,837	1,719
BancorpSouth Bank	47,511	1,242
Bank of Hawaii Corp.	21,870	1,472
Bank OZK	63,320	1,446
Brown & Brown, Inc.	122,856	3,386
Cathay General Bancorp	40,344	1,353
Chemical Financial Corp.	37,423	1,370
CNO Financial Group, Inc.	86,243	1,283
Commerce Bancshares, Inc.	51,998	2,931
Cullen / Frost Bankers, Inc.	33,494	2,945
East West Bancorp, Inc.	75,930	3,305
Eaton Vance Corp.	61,038	2,147
Evercore, Inc. - Class A	21,199	1,517
F.N.B. Corp.	169,867	1,672
FactSet Research Systems, Inc.	19,924	3,987
Federated Investors, Inc. - Class B	50,006	1,328
First American Financial Corp.	58,555	2,614
First Horizon National Corp.	169,682	2,233
Fulton Financial Corp.	92,239	1,428
Genworth Financial, Inc. - Class A*	262,298	1,222
Hancock Holding Co.	44,610	1,546
Hanover Insurance Group, Inc.	22,174	2,589
Home BancShares, Inc.	83,336	1,362
Interactive Brokers Group, Inc. - Class A	39,329	2,149
International Bancshares Corp.	28,761	989
Janus Henderson Group, PLC	87,397	1,811
Kemper Corp.	31,880	2,116
Legg Mason, Inc.	44,800	1,143
LendingTree, Inc.*	3,897	856
MarketAxess Holdings, Inc.	19,691	4,161

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Financials continued
MB Financial, Inc.	44,123	1,749
Mercury General Corp.	14,204	735
Navient Corp.	120,259	1,059
New York Community Bancorp, Inc.	256,841	2,417
Old Republic International Corp.	149,014	3,065
PacWest Bancorp	63,783	2,123
Pinnacle Financial Partners, Inc.	38,351	1,768
Primerica, Inc.	22,491	2,198
Prosperity Bancshares, Inc.	34,753	2,165
Reinsurance Group of America, Inc.	32,882	4,611
RenaissanceRe Holdings, Ltd.	21,091	2,820
SEI Investments Co.	68,437	3,162
Signature Bank	27,962	2,875
SLM Corp.*	228,200	1,896
Sterling Bancorp	117,556	1,941
Stifel Financial Corp.	37,720	1,562
Synovus Financial Corp.	86,750	2,775
TCF Financial Corp.	87,373	1,703
Texas Capital Bancshares, Inc.*	26,285	1,343
Trustmark Corp.	35,141	999
UMB Financial Corp.	23,513	1,434
Umpqua Holdings Corp.	115,362	1,834
United Bankshares, Inc.	54,048	1,681
Valley National Bancorp	173,636	1,542
W.R. Berkley Corp.	50,535	3,735
Washington Federal, Inc.	42,688	1,140
Webster Financial Corp.	48,314	2,381
Wintrust Financial Corp.	29,538	1,964

Total		127,500

Health Care (9.8%)
Acadia Healthcare Co., Inc.*	46,229	1,189
Allscripts Healthcare Solutions, Inc.*	91,516	882
Avanos Medical, Inc.*	24,843	1,113
Bio-Rad Laboratories, Inc. - Class A*	10,548	2,449
Bio-Techne Corp.	19,782	2,863
Cantel Medical Corp.	19,013	1,416
Catalent, Inc.*	76,146	2,374
Charles River Laboratories International, Inc.*	25,193	2,851
Chemed Corp.	8,387	2,376
Encompass Health Corp.	51,819	3,197

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Exelixis, Inc.*	156,608	3,080
Globus Medical, Inc. - Class A*	39,819	1,723
Haemonetics Corp.*	27,072	2,709
HealthEquity, Inc.*	28,431	1,696
Hill-Rom Holdings, Inc.	35,243	3,121
ICU Medical, Inc.*	8,693	1,996
Inogen, Inc.*	9,245	1,148
Integra LifeSciences Holdings Corp.*	37,033	1,670
Ligand Pharmaceuticals, Inc. - Class B*	11,133	1,511
LivaNova PLC*	25,501	2,333
Mallinckrodt PLC*	43,640	690
Masimo Corp.*	25,539	2,742
Medidata Solutions, Inc.*	32,051	2,161
MEDNAX, Inc.*	46,839	1,546
Molina Healthcare, Inc.*	32,680	3,798
NuVasive, Inc.*	26,935	1,335
Patterson Cos., Inc.	43,271	851
PRA Health Sciences, Inc.*	30,631	2,817
Prestige Brands Holdings, Inc.*	27,100	837
Steris PLC	44,261	4,729
Syneos Health, Inc.*	31,901	1,255
Teleflex, Inc.	24,085	6,225
Tenet Healthcare Corp.*	43,488	745
United Therapeutics Corp.*	22,831	2,486
West Pharmaceutical Services, Inc.	38,803	3,804

Total		77,718

Industrials (15.0%)
Acuity Brands, Inc.	20,999	2,414
AECOM*	81,898	2,170
AGCO Corp.	34,445	1,918
ASGN, Inc.*	27,488	1,498
Avis Budget Group, Inc.*	34,032	765
The Brink’s Co.	26,513	1,714
Carlisle Cos., Inc.	31,190	3,135
Clean Harbors, Inc. *	26,695	1,317
Crane Co.	26,469	1,911
Curtiss-Wright Corp.	22,937	2,342
Deluxe Corp.	24,256	932
Donaldson Co., Inc.	66,990	2,907
The Dun & Bradstreet Corp.	19,449	2,776
Dycom Industries, Inc.*	16,393	886
EMCOR Group, Inc.	30,150	1,800
EnerSys	22,077	1,713
Esterline Technologies Corp.*	13,915	1,690
GATX Corp.	19,695	1,395

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Genesee & Wyoming, Inc. - Class A*	30,585	2,264
Graco, Inc.	87,180	3,649
Granite Construction, Inc.	24,565	989
Healthcare Services Group, Inc.	38,656	1,553
Herman Miller, Inc.	31,080	940
HNI Corp.	22,953	813
Hubbell, Inc.	28,656	2,847
IDEX Corp.	40,181	5,073
Insperity, Inc.	19,929	1,861
ITT, Inc.	45,885	2,215
JetBlue Airways Corp.*	159,647	2,564
KBR, Inc.	73,792	1,120
Kennametal, Inc.	43,006	1,431
Kirby Corp.*	28,222	1,901
Knight-Swift Transportation Holdings	65,826	1,650
Landstar System, Inc.	21,536	2,060
Lennox International, Inc.	18,990	4,156
Lincoln Electric Holdings, Inc.	33,757	2,662
Manpowergroup, Inc.	32,388	2,099
MasTec, Inc.*	33,382	1,354
MSA Safety, Inc.	18,335	1,728
MSC Industrial Direct Co., Inc. - Class A	23,784	1,829
Nordson Corp.	27,413	3,272
NOW, Inc.*	56,792	661
nVent Electric PLC	85,525	1,921
Old Dominion Freight Line, Inc.	34,257	4,230
Oshkosh Corp.	37,658	2,309
Pitney Bowes, Inc.	98,276	581
Regal Beloit Corp.	22,598	1,583
Resideo Technologies, Inc.*	64,410	1,324
Ryder System, Inc.	27,808	1,339
Stericycle, Inc.*	44,607	1,637
Teledyne Technologies, Inc.*	18,898	3,913
Terex Corp.	33,972	937
The Timken Co.	36,234	1,352
The Toro Co.	55,101	3,079
Trinity Industries, Inc.	76,632	1,578
Valmont Industries, Inc.	11,570	1,284
Wabtec Corp.	45,040	3,164
Watsco, Inc.	16,823	2,341
Werner Enterprises, Inc.	23,121	683
Woodward, Inc.	29,125	2,164

Total		119,393

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Information Technology (14.9%)
ACI Worldwide, Inc.*	60,751	1,681
ARRIS International PLC*	85,603	2,617
Arrow Electronics, Inc.*	45,661	3,148
Avnet, Inc.	58,260	2,103
Belden, Inc.	21,112	882
Blackbaud, Inc.	25,441	1,600
CACI International, Inc. - Class A*	13,016	1,875
CDK Global, Inc.	67,452	3,230
Ciena Corp.*	74,387	2,522
Cirrus Logic, Inc.*	31,346	1,040
Cognex Corp.	90,194	3,488
Coherent, Inc.*	12,770	1,350
CommVault Systems, Inc.*	20,366	1,203
CoreLogic, Inc.*	42,198	1,410
Cree, Inc.*	53,721	2,298
Cypress Semiconductor Corp.	189,590	2,412
Fair Isaac Corp.*	15,167	2,836
First Solar, Inc.*	39,530	1,678
Integrated Device Technology, Inc.*	67,589	3,273
InterDigital, Inc.	17,726	1,177
j2 Global, Inc.	24,526	1,702
Jabil Circuit, Inc.	75,306	1,867
Leidos Holdings, Inc.	78,445	4,136
Littelfuse, Inc.	13,177	2,260
LiveRamp Holdings, Inc.*	35,628	1,376
LogMeIn, Inc.	26,799	2,186
Lumentum Holdings, Inc.*	38,576	1,621
Manhattan Associates, Inc.*	34,245	1,451
MAXIMUS, Inc.	33,593	2,186
MKS Instruments, Inc.	28,278	1,827
Monolithic Power Systems	20,438	2,376
National Instruments Corp.	58,963	2,676
NCR Corp.*	61,913	1,429
NetScout Systems, Inc.*	36,632	866
Perspecta, Inc.	74,087	1,276
Plantronics, Inc.	17,305	573
PTC, Inc.*	55,946	4,638
Sabre Corp.	144,210	3,121
Science Applications International Corp.	22,285	1,419
Silicon Laboratories, Inc.*	22,601	1,781
Synaptics, Inc.*	18,134	675
SYNNEX Corp.	21,707	1,755
Tech Data Corp.*	19,547	1,599
Teradata Corp.*	61,913	2,375
Teradyne, Inc.	93,892	2,946
Trimble Navigation, Ltd.*	131,551	4,329

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Tyler Technologies, Inc.*	20,336	3,779
The Ultimate Software Group, Inc.*	16,379	4,011
Universal Display Corp.	22,204	2,078
Versum Materials, Inc.	57,112	1,583
ViaSat, Inc.*	29,370	1,731
Vishay Intertechnology, Inc.	69,204	1,246
WEX, Inc.*	22,577	3,162
Zebra Technologies Corp. - Class A*	28,183	4,488

Total		118,347

Materials (6.5%)
Allegheny Technologies, Inc.*	65,833	1,433
AptarGroup, Inc.	32,902	3,095
Ashland Global Holdings, Inc.	32,731	2,323
Bemis Co., Inc.	47,675	2,188
Cabot Corp.	31,443	1,350
Carpenter Technology Corp.	24,812	884
The Chemours Co.	89,615	2,529
Commercial Metals Co.	61,615	987
Compass Minerals International, Inc.	17,732	739
Domtar Corp.	32,948	1,157
Eagle Materials, Inc.	24,561	1,499
Grief, Inc. - Class A	13,588	504
Louisiana-Pacific Corp.	73,949	1,643
Minerals Technologies, Inc.	18,470	948
NewMarket Corp.	4,659	1,920
Olin Corp.	87,389	1,757
Owens-Illinois, Inc.*	83,127	1,433
PolyOne Corp.	41,810	1,196
Reliance Steel & Aluminum Co.	36,892	2,626
Royal Gold, Inc.	34,314	2,939
RPM International, Inc.	69,518	4,086
The Scotts Miracle-Gro Co. - Class A	20,576	1,265
Sensient Technologies Corp.	22,144	1,237
Silgan Holdings, Inc.	40,559	958
Sonoco Products Co.	52,280	2,778
Steel Dynamics, Inc.	120,240	3,612
United States Steel Corp.	92,854	1,694
Valvoline, Inc.	98,560	1,907
Worthington Industries, Inc.	21,074	734

Total		51,421

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Real Estate (9.5%)
Alexander & Baldwin, Inc.*	35,464	652
American Campus Communities, Inc.	71,777	2,971
Camden Property Trust	48,784	4,295
CoreCivic, Inc.	62,166	1,108
CoreSite Realty Corp.	19,223	1,677
Corporate Office Properties Trust	57,019	1,199
Cousins Properties, Inc.	220,199	1,740
CyrusOne, Inc.	55,436	2,931
Douglas Emmett, Inc.	84,564	2,886
EPR Properties	38,938	2,493
First Industrial Realty Trust, Inc.	66,161	1,909
The GEO Group, Inc.	63,797	1,257
Healthcare Realty Trust, Inc.	65,599	1,866
Highwoods Properties, Inc.	54,208	2,097
Hospitality Properties Trust	86,135	2,057
JBG SMITH Properties	57,003	1,984
Jones Lang LaSalle, Inc.	23,868	3,022
Kilroy Realty Corp.	52,771	3,318
Lamar Advertising Co. - Class A	44,568	3,083
Liberty Property Trust	77,429	3,243
Life Storage, Inc.	24,410	2,270
Mack-Cali Realty Corp.	47,310	927
Medical Properties Trust, Inc.	191,157	3,074
National Retail Properties, Inc.	83,358	4,044
OMEGA Healthcare Investors, Inc.	105,126	3,695
Pebblebrook Hotel Trust	67,055	1,898
Potlatch Corp.	35,396	1,120
Rayonier, Inc.	67,816	1,878
Realogy Holdings Corp.	61,890	909
Sabra Health Care REIT, Inc.	93,386	1,539
Senior Housing Properties Trust	124,524	1,459
Tanger Factory Outlet Centers, Inc.	49,189	995
Taubman Centers, Inc.	31,986	1,455
Uniti Group, Inc.	93,751	1,460
Urban Edge Properties	59,874	995
Weingarten Realty Investors	62,512	1,551

Total		75,057

Utilities (5.5%)
ALLETE, Inc.	26,937	2,053
Aqua America, Inc.	93,205	3,187
Atmos Energy Corp.	61,211	5,676

Common Stocks (97.8%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Black Hills Corp.	28,274	1,775
Hawaiian Electric Industries, Inc.	57,031	2,088
IDACORP, Inc.	26,396	2,456
MDU Resources Group, Inc.	102,675	2,448
National Fuel Gas Co.	45,028	2,305
New Jersey Resources Corp.	46,359	2,117
NorthWestern Corp.	26,358	1,567
OGE Energy Corp.	104,620	4,100
ONE Gas, Inc.	27,513	2,190
PNM Resources, Inc.	41,723	1,714
Southwest Gas Holdings, Inc.	27,761	2,124
UGI Corp.	91,061	4,858
Vectren Corp.	43,518	3,132

Total		43,790

Total Common Stocks (Cost: $686,567)		775,702

Short-Term Investments (2.1%)

Commercial Paper (1.4%)
Apple, Inc. 0.000%, 1/23/19 144A	700,000	699
0.000%, 3/11/19 144A	800,000	796
Exxon Mobil Corp. 0.000%, 1/10/19	500,000	500
0.000%, 1/23/19	1,000,000	998
Marriott International, Inc. 0.000%, 1/25/19 144A	2,052,000	2,048
Mondelez International, Inc. 0.000%, 1/14/19 144A	1,500,000	1,498
Pfizer, Inc. 0.000%, 1/15/19 144A	1,500,000	1,498
Societe Generale SA 0.000%, 3/1/19 144A	1,000,000	996
United Parcel Service, Inc. 0.000%, 2/1/19 144A	1,500,000	1,497

Total		10,530

Money Market Funds (0.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	1,923,286	1,923

Total		1,923

Short-Term Investments (2.1%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies (0.5%)
Federal Home Loan Bank 0.000%, 1/11/19	2,000,000	1,999
0.000%, 4/15/19 ß	2,000,000	1,986

Total		3,985

Total Short-Term Investments
(Cost: $16,440)		16,438

Total Investments (99.9%)
(Cost: $703,007)@		792,140

Other Assets, Less
Liabilities (0.1%)		640

Net Assets (100.0%)		792,780

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
S&P 400 Mini Index Futures	Long	USD	10	98	3/19	$16,290	$(975)	$160
							$(975)	$160

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$160	$160	$-	$–	$–	$–

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

ß

Cash or securities with an aggregate value of $1,986 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $9,032 representing 1.2% of the net assets.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $702,275 and the net unrealized appreciation of investments based on that cost was $88,889 which is comprised of $180,580 aggregate gross unrealized appreciation and $91,691 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$775,702	$-	$-
Short-Term Investments
Money Market Funds	1,923	-	-
All Others	—	14,515	-
Total Assets:	$777,625	$14,515	$-
Liabilities:
Other Financial Instruments^
Futures	(975)	-	-
Total Liabilities:	$(975)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current	Invest primarily in equity securities of mid-sized companies	$472 million
income is a secondary objective.	that are determined to be undervalued.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to or is higher than a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

The U.S. equity market experienced heightened volatility in 2018 as concerns about slowing global growth, falling oil prices, less accommodative monetary policy, trade tensions and a partial U.S. government shutdown triggered a sharp fourth-quarter decline in stock prices. As a result, most market indices ended lower for the calendar year.

According to the Russell® Indices, growth stocks outperformed value stocks by a significant margin during 2018. Large cap stocks outperformed mid cap stocks, and both categories outperformed small cap stocks. Furthermore, stocks of companies with higher credit ratings (rated B+ or better) generally outperformed companies with lower credit ratings (rated B or worse).

PORTFOLIO RESULTS

The Portfolio returned (12.85%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell Midcap® Value Index (the “Index”), returned (12.29%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Mid Cap Value Funds peer group was (13.68%). The Portfolio delivered a negative return and underperformed the Index, due in part to both stock selection and an underweight position in Real Estate. Weyerhaeuser was a notable detractor within the Real Estate sector. The stock of this timber REIT fell considerably in the fourth quarter due to a decline in timber prices, driven in part by a weaker construction outlook and worries regarding export trade.

Stock selection and an overweight allocation to the Energy sector also weighed on relative performance, as several of the Portfolio’s Energy stocks declined in the fourth quarter along with crude oil prices. Detractors included oil and gas exploration company Cimarex Energy and EQT, a natural gas and pipeline company.

Elsewhere in the Portfolio, asset manager Invesco was one of the largest relative detractors. Asset managers trailed the market during much of the year as relative valuations compressed. Disappointing fund flows (Invesco lost both a large sovereign wealth mandate and large subadvisory engagement) and lower fee rates reduced Invesco’s earnings estimates and magnified its underperformance. News that Invesco is acquiring OppenheimerFunds also weighed on the stock price. The portfolio manager trimmed the position in Invesco.

Stock selection and an underweight position in the Consumer Discretionary sector supported relative outperformance. Advance Auto Parts was a notable sector contributor. This retailer of aftermarket replacement parts is a market share leader in a higher quality industry. It reported several quarters of strong results and raised its full-year guidance due to profit margin improvement and stronger-than-expected same-store sales trends. This news indicated to investors that the company’s turnaround plan was starting to show signs of effectiveness.

Stock selection and an overweight position in Health Care also aided relative performance. Hospital company LifePoint Health was a key contributor. This provider of health services outperformed on news that it would be acquired at a significant premium by Apollo Global Management, a private equity firm. This was a cash offer, and the investment team eliminated the position after the stock appreciated.

Mid Cap Value Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser. We continue to invest in companies where valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes emerged. We ended the period with an overweight position in the Financials sector. Our bottom-up investment approach identified stocks we believe offer attractive risk/reward profiles, particularly in the capital markets and banking industries. We maintained our sizable underweight position in Real Estate because our metrics show that valuations in the sector generally remain inflated. We believe that rising interest rates also pose a threat to the sector.

Relative Performance

[GRAPHIC]

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	-12.85%	6.69%	11.92%
Russell MidCap® Value Index	-12.29%	5.44%	13.03%
Lipper® Variable Insurance Products
(VIP) Mid Cap Value Funds Average	-13.68%	3.81%	11.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in small and medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Zimmer Biomet Holdings, Inc.	3.4%
Northern Trust Corp.	2.7%
Hubbell, Inc.	2.5%
BB&T Corp.	2.2%
Xcel Energy, Inc.	1.9%
iShares Russell Midcap Value Index Fund	1.8%
Weyerhaeuser Co.	1.8%
Invesco, Ltd.	1.6%
NorthWestern Corp.	1.6%
Johnson Controls International PLC	1.6%

Mid Cap Value Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	23.2%
Industrials	16.2%
Health Care	9.0%
Utilities	8.6%
Consumer Discretionary	7.9%
Energy	7.6%
Information Technology	6.1%
Consumer Staples	5.9%
Materials	5.6%
Real Estate	4.4%
Short-Term Investments & Other Net Assets	3.7%
Investment Companies	1.8%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (94.5%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary (7.9%)
Advance Auto Parts, Inc.	30,563	4,812
Aptiv PLC	15,822	974
BorgWarner, Inc.	116,460	4,046
Carnival Corp.	64,486	3,179
Genuine Parts Co.	41,477	3,983
Honda Motor Co., Ltd., ADR*	158,094	4,182
PulteGroup, Inc.	212,264	5,517
Sodexo SA	42,068	4,314
Target Corp.	47,121	3,114
Thor Industries, Inc.	56,463	2,936

Total		37,057

Consumer Staples (5.9%)
Conagra Brands, Inc.	227,652	4,863
The J.M. Smucker Co.	25,642	2,397
Kellogg Co.	48,633	2,772
Kimberly-Clark Corp.	44,919	5,118
Molson Coors Brewing Co. - Class B	42,008	2,359
Mondelez International,
Inc.	145,006	5,805
Sysco Corp.	74,651	4,678

Total		27,992

Energy (7.6%)
Anadarko Petroleum
Corp.	77,119	3,381
Baker Hughes	241,019	5,182
Cimarex Energy Co.	62,348	3,844
Devon Energy Corp.	190,481	4,293
EQT Corp.	182,949	3,456
Equitrans Midstream Corp.*	146,359	2,930
Exxon Mobil Corp.	81,665	2,069
Halliburton Co.	126,878	3,372
National Oilwell Varco, Inc.	103,766	2,667
Noble Energy, Inc.	248,341	4,659

Total		35,853

Financials (23.2%)
AFLAC, Inc.	66,090	3,011
Ameriprise Financial, Inc.	61,973	6,468
Arthur J. Gallagher & Co.	27,208	2,005
Bank of Hawaii Corp.	18,521	1,247
BB&T Corp.	236,136	10,229
Brown & Brown, Inc.	99,395	2,739
Capitol Federal Financial, Inc.	382,898	4,890
Chubb, Ltd.	55,051	7,112
Comerica, Inc.	21,285	1,462
Commerce Bancshares, Inc.	89,856	5,065

Common Stocks (94.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
First Hawaiian, Inc.	237,330	5,342
Invesco, Ltd.	445,800	7,463
M&T Bank Corp.	44,818	6,415
Northern Trust Corp.	152,689	12,763
ProAssurance Corp.	58,536	2,374
Prosperity Bancshares,
Inc.	40,630	2,531
Reinsurance Group of
America, Inc.	33,136	4,647
State Street Corp.	58,946	3,718
SunTrust Banks, Inc.	100,196	5,054
Torchmark Corp.	20,815	1,551
The Travelers Cos., Inc.	12,040	1,442
UMB Financial Corp.	106,486	6,493
Westamerica Bancorporation	97,402	5,423

Total		109,444

Health Care (9.0%)
Cardinal Health, Inc.	153,032	6,825
Cerner Corp. *	70,332	3,688
Hologic, Inc. *	76,148	3,130
McKesson Corp.	46,871	5,178
Quest Diagnostics, Inc.	66,499	5,537
Siemens Healthineers AG*	55,762	2,335
Zimmer Biomet Holdings, Inc.	152,651	15,833

Total		42,526

Industrials (16.2%)
Atlas Copco AB	173,925	3,813
Cummins, Inc.	44,775	5,984
Eaton Corp. PLC	67,283	4,620
Emerson Electric Co.	69,113	4,129
Heartland Express, Inc.	272,343	4,984
Hubbell, Inc.	117,011	11,624
IMI, PLC	422,479	5,083
Ingersoll-Rand PLC	13,479	1,230
Johnson Controls International PLC	248,449	7,366
MSC Industrial Direct Co., Inc. - Class A	84,645	6,511
nVent Electric PLC	153,476	3,447
PACCAR, Inc.	50,693	2,897
Republic Services, Inc.	42,505	3,064
Schneider Electric SE	57,039	3,903
Southwest Airlines Co.	129,494	6,019
Textron, Inc.	39,529	1,818

Total		76,492

Information Technology (6.1%)
Applied Materials, Inc.	88,835	2,909
HP, Inc.	161,344	3,301
Lam Research Corp.	27,792	3,784

Common Stocks (94.5%)	Shares/ Par +	Value $ (000’s)
Information Technology continued
Maxim Integrated
Products, Inc.	126,805	6,448
Microchip Technology,
Inc.	67,094	4,825
TE Connectivity, Ltd.	64,997	4,916
Teradyne, Inc.	76,230	2,392

Total		28,575

Materials (5.6%)
Graphic Packaging Holding Co.	607,458	6,463
Orkla ASA	870,978	6,849
Sonoco Products Co.	124,714	6,626
WestRock Co.	176,428	6,662

Total		26,600

Real Estate (4.4%)
American Tower Corp.	11,819	1,870
Empire State Realty Trust, Inc. - Class A	134,268	1,911
MGM Growth Properties LLC - Class A	175,360	4,631
Piedmont Office Realty Trust, Inc. - Class A	226,012	3,851
Weyerhaeuser Co.	380,202	8,311

Total		20,574

Utilities (8.6%)
Ameren Corp.	78,527	5,122
Atmos Energy Corp.	36,997	3,430
Edison International	58,018	3,294
Eversource Energy	46,332	3,014
NorthWestern Corp.	124,625	7,408
Pinnacle West Capital Corp.	69,370	5,910
Spire, Inc.	48,532	3,595
Xcel Energy, Inc.	182,006	8,968

Total		40,741

Total Common Stocks (Cost: $495,436)		445,854
Investment Companies (1.8%)

Investment Companies (1.8%)
iShares Russell Midcap Value Index Fund	110,328	8,423

Total		8,423

Total Investment Companies (Cost: $9,628)		8,423

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Short-Term Investments (3.1%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (3.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	14,836,009	14,836

Total		14,836

Total Short-Term Investments
(Cost: $14,836)		14,836

Total Investments (99.4%)

(Cost: $519,900)@		469,113
Other Assets, Less
Liabilities (0.6%)		2,830

Net Assets (100.0%)		471,943

Over the Counter Derivatives Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CAD	106	77	3/19	$—	$—	P	$—	P
Sell	Morgan Stanley Capital Services, Inc.	CAD	2,517	1,847	3/19	30	—		30
Sell	Morgan Stanley Capital Services, Inc.	EUR	7,748	8,941	3/19	—	(65)		(65)
Sell	Morgan Stanley Capital Services, Inc.	GBP	3,390	4,339	3/19	—	(31)		(31)
Buy	Morgan Stanley Capital Services, Inc.	JPY	10,267	94	3/19	1	—		1
Sell	Morgan Stanley Capital Services, Inc.	JPY	280,355	2,575	3/19	—	(62)		(62)
Buy	Goldman Sachs International	NOK	1,936	225	3/19	2	—		2
Sell	Goldman Sachs International	NOK	51,332	5,959	3/19	—	(66)		(66)
Buy	Goldman Sachs International	SEK	747	85	3/19	2	—		2
Sell	Goldman Sachs International	SEK	29,327	3,332	3/19	—	(71)		(71)
						$35	$(295)		$(260)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter	$35	—$	35$	(295)	—	— $	(295)
Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $525,891 and the net unrealized depreciation of investments based on that cost was $57,038 which is comprised of $20,409 aggregate gross unrealized appreciation and $77,447 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1—Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Health Care	$40,191	$2,335	$-
Industrials	72,679	3,813	-
Materials	19,751	6,849	-
All Others	300,236	-	-
Investment Companies	8,423	-	-
Short-Term Investments	14,836	-	-
Other Financial Instruments^
Forward Currency Contracts	-	35	-
Total Assets:	$456,116	$13,032	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(295)	-
Total Liabilities:	$-	$(295)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$521 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities, as measured by the S&P 500® Index, posted negative results over the twelve-month period ending December 31, 2018. The U.S. Federal Reserve (the “Fed”) raised its benchmark interest rate by 25 basis points four times during the year, although it signaled a slower pace of interest rate increases heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. By the summer of 2018, however, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. In the final months of 2018, worries surrounding slowing global growth, rich valuations, rising interest rates and heightened U.S. and Chinese trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest monthly decline in a decade, which culminated in the first year of negative U.S. equity returns since 2008.

PORTFOLIO RESULTS

The Portfolio returned (11.71%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned (9.31%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Small Cap Growth Funds peer group was (5.99%).

Relative underperformance was primarily driven by weak stock selection in the Health Care, Consumer Discretionary and Consumer Staples sectors. This was partially offset by strong selection in the Information Technology, Energy and Utilities sectors. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, contributed to performance during the period; an overweight allocation to Information Technology and an underweight to Industrials contributed the most.

Top detractors from relative performance during the period included JELD-WEN and Altra in the Industrials sector and Visteon in the Consumer Discretionary sector. Shares of JELD-WEN, a designer, manufacturer and distributor of doors and aluminum windows, fell after the company’s earnings were lower than expected due to weakness in the housing market. The Portfolio reduced its exposure to JELD-WEN but continued to hold an overweight position as of the end of the period. Shares of Altra, a manufacturer of motion control and transmission products, fell during the period due to concerns that tariffs on aluminum and steel could diminish profit margins. The Portfolio maintained an overweight position in Altra as of the end of the period. Visteon supplies and designs electronic products for car manufacturers. Sales decreased during 2018 as Ford, Visteon’s largest customer, decreased production. Shares fell after management lowered guidance for fourth quarter earnings. The Portfolio maintained an overweight position in Visteon as of the end of the period.

Top contributors to relative performance included Wingstop, an owner and operator of restaurants and franchises, which rose on the back of high same-store sales growth and optimism about the company’s rollout of delivery services in 2019. MongoDB, a database platform company, also contributed as a result of strong subscription growth and optimism about its rollout of a mobile database platform. Shares of Etsy, an e-commerce company, rose due to strong revenue growth. Additionally, the company raised its revenue guidance for the year. The Portfolio continued to hold all three names as of the end of the period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Small Cap Growth Stock Portfolio (unaudited)

The U.S. economy remains healthy, although leading indicators are suggesting some moderation in growth in 2019. With unemployment levels low and trending lower, we still believe that risks from U.S. inflation are low. Many companies are facing higher labor and material costs, creating some uncertainty around profitability. While we had worried about the possibility of higher oil prices last quarter given the prospect of Iran sanctions, the waivers granted by the administration actually resulted in oversupply and declining crude prices. The investment team does expect that recent cuts will restore supply/demand balance and allow oil prices to find a firmer footing in the coming months. Given the uncertainty of some of the aforementioned macro items, we do expect volatility to remain somewhat elevated in 2019.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	-11.71%	5.61%	12.33%
Russell 2000® Growth Index	-9.31%	5.13%	13.52%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	-5.99%	5.43%	13.58%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
iShares Russell 2000 Growth Index Fund	4.2%
Wolverine World Wide, Inc.	1.3%
Steven Madden, Ltd.	1.2%
Omnicell, Inc.	1.1%
Globus Medical, Inc. - Class A	1.1%
Merit Medical Systems, Inc.	1.1%
Insulet Corp.	1.0%
Performance Food Group Co.	1.0%
John Bean Technologies Corp.	1.0%
Five9, Inc.	1.0%

Small Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Health Care	25.5%
Information Technology	19.5%
Industrials	15.6%
Consumer Discretionary	12.9%
Financials	7.9%
Investment Companies	4.2%
Consumer Staples	4.1%
Materials	2.9%
Real Estate	2.7%
Short-Term Investments & Other Net Assets	1.9%
Energy	1.5%
Communication Services	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (93.9%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.3%)
ORBCOMM, Inc.*	195,103	1,612
TrueCar, Inc.*	261,299	2,367
Vonage Holdings Corp.*	306,967	2,680

Total		6,659

Consumer Discretionary (12.9%)
Caleres, Inc.	130,358	3,628
Carter’s, Inc.	60,797	4,962
Cooper Tire & Rubber Co.	73,317	2,370
Core-Mark Holding Co., Inc.	99,631	2,316
Dunkin’ Brands Group, Inc.	70,259	4,505
Etsy, Inc.*	84,942	4,041
Five Below, Inc.*	42,682	4,367
Floor & Decor Holdings, Inc.*	77,061	1,996
Marriott Vacations Worldwide Corp.	55,321	3,901
The Michaels Cos., Inc.*	158,031	2,140
Oxford Industries, Inc.	66,666	4,736
Skyline Champion Corp.	43,700	642
Steven Madden, Ltd.	213,343	6,456
Tenneco, Inc.	113,473	3,108
TopBuild Corp.*	90,722	4,083
Visteon Corp.*	40,315	2,430
Wingstop, Inc.	75,009	4,815
Wolverine World Wide, Inc.	213,026	6,793

Total		67,289

Consumer Staples (4.1%)
Casey’s General Stores, Inc.	22,740	2,914
Edgewell Personal Care Co.*	98,677	3,686
Hostess Brands, Inc.*	277,503	3,036
Performance Food Group Co.*	160,697	5,186
Post Holdings, Inc.*	38,097	3,395
PriceSmart, Inc.	53,510	3,162

Total		21,379

Energy (1.5%)
Newfield Exploration Co.*	90,624	1,329
PDC Energy, Inc.*	64,265	1,912
ProPetro Holding Corp.*	160,700	1,980
WildHorse Resource Development Corp.*	184,356	2,601

Total		7,822

Common Stocks (93.9%)	Shares/ Par+	Value $ (000’s)

Financials (7.9%)
Blucora, Inc. *	119,887	3,194
Evercore, Inc. - Class A	54,371	3,891
First Busey Corp.	104,637	2,568
First Hawaiian, Inc.	125,849	2,833
Great Western Bancorp, Inc.	75,396	2,356
IBERIABANK Corp.	57,358	3,687
James River Group Holdings, Ltd.	126,099	4,608
MGIC Investment Corp.*	408,023	4,268
OneMain Holdings, Inc.*	74,404	1,807
Seacoast Banking Corp. of Florida*	109,390	2,846
SLM Corp.*	400,136	3,325
Sterling Bancorp	215,806	3,563
Triumph Bancorp, Inc.*	63,577	1,888

Total		40,834

Health Care (25.5%)
Abeona Therapeutics, Inc.*	106,156	758
Aerie Pharmaceuticals, Inc.*	67,607	2,441
Agios Pharmaceuticals, Inc.*	27,997	1,291
Amicus Therapeutics, Inc.*	301,009	2,884
Amneal Pharmaceuticals, Inc.*	206,620	2,796
Aptinyx, Inc.*	24,333	402
Arena Pharmaceuticals, Inc.*	86,603	3,373
Assembly Biosciences, Inc.*	48,150	1,089
AtriCure, Inc.*	112,652	3,447
Audentes Therapeutics, Inc.*	70,688	1,507
Avrobio, Inc.*	21,798	363
Biohaven Pharmaceutical Holding Co. Ltd.*	56,041	2,072
Blueprint Medicines Corp.*	62,593	3,374
Cardiovascular Systems, Inc.*	110,472	3,147
Catalent, Inc.*	93,897	2,928
Dermira, Inc.*	99,633	716
Five Prime Therapeutics, Inc.*	117,316	1,091
Flexion Therapeutics, Inc.*	74,270	841
G1 Therapeutics, Inc.*	60,936	1,167

Common Stocks (93.9%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Globus Medical, Inc. - Class A*	135,086	5,847
GlycoMimetics, Inc.*	87,330	827
Haemonetics Corp.*	39,895	3,992
Heron Therapeutics, Inc.*	128,329	3,329
HMS Holdings Corp.*	160,886	4,526
ICU Medical, Inc.*	17,989	4,131
Insulet Corp.*	67,046	5,318
Integra LifeSciences Holdings Corp.*	73,531	3,316
Intersect ENT, Inc.*	160,022	4,509
Karyopharm Therapeutics, Inc.*	59,046	553
LHC Group, Inc.*	37,501	3,521
LivaNova PLC*	25,722	2,353
Loxo Oncology, Inc.*	33,512	4,694
Madrigal Pharmaceuticals, Inc.*	7,803	880
Medidata Solutions, Inc.*	43,149	2,909
Merit Medical Systems, Inc.*	104,666	5,841
Minerva Neurosciences, Inc.*	58,178	392
MyoKardia, Inc.*	69,959	3,418
Nanostring Technologies, Inc.*	169,871	2,519
Omnicell, Inc.*	95,533	5,850
OraSure Technologies, Inc.*	172,567	2,016
Orthofix Medical, Inc.*	35,394	1,858
Portola Pharmaceuticals, Inc.*	74,876	1,462
The Providence Service Corp.*	41,661	2,500
R1 RCM, Inc.*	323,621	2,573
REGENXBIO, Inc.*	45,353	1,903
Revance Therapeutics, Inc.*	94,257	1,897
Rigel Pharmaceuticals, Inc.*	469,492	1,080
Spark Therapeutics, Inc.*	49,722	1,946
Syneos Health, Inc.*	85,956	3,382
Teladoc, Inc.*	44,386	2,200
U.S. Physical Therapy, Inc.	26,586	2,721
Ultragenyx Pharmaceutical, Inc.*	68,447	2,976

Total		132,926

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (93.9%)	Shares/ Par+	Value $ (000’s)

Industrials (15.6%)
Advanced Disposal Services, Inc.*	167,018	3,998
Aerojet Rocketdyne Holdings, Inc.*	121,405	4,277
Altra Industrial Motion Corp.	125,252	3,150
American Woodmark Corp.*	31,277	1,742
Applied Industrial Technologies, Inc.	69,349	3,741
Armstrong World Industries, Inc.	45,032	2,621
ASGN, Inc.*	80,422	4,383
Astec Industries, Inc.	49,831	1,504
Axon Enterprise, Inc.*	69,872	3,057
AZZ, Inc.	62,408	2,519
Clean Harbors, Inc.*	73,821	3,643
Exponent, Inc.	94,517	4,793
Generac Holdings, Inc.*	82,898	4,120
Genesee & Wyoming, Inc. - Class A*	55,081	4,077
Huron Consulting Group, Inc.*	41,758	2,143
ITT, Inc.	100,977	4,874
JELD-WEN Holding, Inc.*	119,730	1,701
John Bean Technologies Corp.	71,190	5,112
Knight-Swift Transportation Holdings	47,159	1,182
Marten Transport, Ltd.	147,665	2,391
Mercury Systems, Inc.*	61,904	2,928
Milacron Holdings Corp.*	195,025	2,319
MSA Safety, Inc.	43,240	4,076
Rexnord Corp.*	154,544	3,547
SiteOne Landscape Supply, Inc.*	35,438	1,959
Welbilt, Inc.*	104,866	1,165

Total		81,022

Information Technology (19.5%)
2U, Inc.*	52,244	2,598
8x8, Inc.*	148,165	2,673
Alteryx, Inc.*	38,636	2,298
Blackbaud, Inc.	42,736	2,688
CACI International, Inc. - Class A*	25,072	3,611
Carbonite, Inc.*	108,993	2,753
Cirrus Logic, Inc.*	61,573	2,043
Cloudera, Inc.*	226,878	2,509
Cohu, Inc.	184,430	2,964
CTS Corp.	116,745	3,022
Diodes, Inc.*	75,827	2,446
Entegris, Inc.	168,586	4,703
EPAM Systems, Inc.*	22,931	2,660
ePlus, Inc.*	53,538	3,810
Everbridge, Inc.*	71,223	4,043

Common Stocks (93.9%)	Shares/ Par+	Value $(000’s)

Information Technology continued
Fair Isaac Corp.*	23,698	4,431
Five9, Inc.*	116,015	5,072
ForeScout Technologies, Inc.*	126,624	3,291
FormFactor, Inc.*	237,342	3,344
HubSpot, Inc.*	31,600	3,973
Instructure, Inc.*	56,227	2,109
LiveRamp Holdings, Inc.*	61,794	2,387
Lumentum Holdings, Inc.*	35,389	1,487
MINDBODY, Inc.*	107,601	3,917
MongoDB, Inc.*	27,465	2,300
New Relic, Inc.*	49,229	3,986
Paylocity Holding Corp.*	63,113	3,800
Pegasystems, Inc.	73,259	3,504
Pivotal Software, Inc. - Class A*	142,232	2,325
Q2 Holdings, Inc.*	42,256	2,094
Rogers Corp.*	31,239	3,095
Science Applications International Corp.	33,134	2,111
The Trade Desk, Inc.*	28,462	3,303

Total		101,350

Materials (2.9%)
Boise Cascade Co.	66,992	1,598
Graphic Packaging Holding Co.	288,170	3,066
Louisiana-Pacific Corp.	107,595	2,391
Omnova Solutions, Inc.*	239,282	1,754
PolyOne Corp.	150,811	4,313
Summit Materials, Inc. - Class A*	173,235	2,148

Total		15,270

Real Estate (2.7%)
Columbia Property Trust, Inc.	138,303	2,676
CoreSite Realty Corp.	28,447	2,481
Corporate Office Properties Trust	105,402	2,217
Pebblebrook Hotel Trust	111,196	3,148
PS Business Parks, Inc.	28,688	3,758

Total		14,280

Total Common Stocks (Cost: $485,879)		488,831

Investment Companies (4.2%)	Shares/ Par+	Value $ (000’s)

Investment Companies (4.2%)
iShares Russell 2000 Growth Index Fund	131,223	22,046

Total		22,046

Total Investment Companies
(Cost: $22,828)		22,046

Short-Term Investments (1.5%)

Money Market Funds (1.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	7,787,301	7,787

Total		7,787

Total Short-Term Investments
(Cost: $7,787)		7,787

Total Investments (99.6%)
(Cost: $516,494)@		518,664

Other Assets, Less
Liabilities (0.4%)		1,958

Net Assets (100.0%)		520,622

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $516,570 and the net unrealized appreciation of investments based on that cost was $2,094 which is comprised of $71,125 aggregate gross unrealized appreciation and $69,031 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$488,831	$-	$-
Investment Companies	22,046	-	-
Short-Term Investments	7,787	-	-
Total Assets:	$518,664	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$222 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (the “Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also purchase (long) total return equity swap agreements and invest in exchange traded funds and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could hurt economic growth and corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (4.38%), outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned (8.48%) and (11.08%), respectively. Meanwhile, the broader bond market, as represented by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged, while the Bloomberg Barclays® U.S. Corporate High Yield Index declined (2.08%).

PORTFOLIO RESULTS

The Index 600 Stock Portfolio delivered a total return of (8.78%) for the twelve months ended December 31, 2018, trailing the S&P SmallCap 600® Index (the “Index”), which returned (8.48%). (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of total return equity swap agreements and exchange traded funds. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Small Cap Core Funds peer group was (12.68%). However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

Ten of the Index’s eleven sectors posted negative returns for the year. The largest detractor from the Index’s return was the Industrials sector, where small cap industrial stocks were hindered by worries over a potential economic slowdown. Small cap industrial stocks are particularly sensitive to concerns about diminished growth and increased borrowing costs due to higher interest rates. Energy companies also detracted from the Index’s return. Lower estimates of energy demand amid ample supply led to a sharp decline in oil prices late in the year. Profitability in the sector was also lower than expected as producers struggled to contain extraction costs.

The Information Technology sector also detracted from the Index’s return, amid weak performance from small cap companies in the electronic equipment, instruments and components industry. Materials stocks fell due to lower prices for many commodities and weakness in the chemicals industry. The Financials sector also declined, as bank stocks struggled due to concerns about an economic slowdown and competition for deposits. Despite solid consumer spending, Consumer Discretionary stocks were hurt by worsening sentiment about the economy and weakness in the household durables industry.

At the other end of the spectrum, Health Care was the only sector to deliver a positive return. Companies in the sector benefited from ongoing demographic shifts that increased the number of patients using health care equipment and supplies.

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	-8.78%	5.97%	13.22%
S&P SmallCap 600® Index	-8.48%	6.33%	13.60%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	-12.68%	3.92%	11.94%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments such as swap agreements and, to a lesser extent, futures contracts, for cash management purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

  Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
iShares Core S&P Small-Cap ETF	2.0%
First Financial Bankshares, Inc.	0.6%
Green Dot Corp. - Class A	0.5%
Spire, Inc.	0.5%
Selective Insurance Group, Inc.	0.5%
Ingevity Corp.	0.5%
Trex Co., Inc.	0.5%
Amedisys, Inc.	0.5%
Glacier Bancorp, Inc.	0.5%
EastGroup Properties, Inc.	0.5%

  Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	17.7%
Industrials	17.3%
Information Technology	13.4%
Consumer Discretionary	13.0%
Health Care	10.8%
Real Estate	6.2%
Short-Term Investments & Other Net Assets	4.9%
Materials	3.9%
Consumer Staples	3.3%
Energy	3.2%
Utilities	2.4%
Investment Companies	2.1%
Communication Services	1.8%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.8%)
ATN International, Inc.	3,371	241
Cincinnati Bell, Inc.*	15,579	121
Cogent Communications Holdings, Inc.	12,989	587
Consolidated Communications Holdings, Inc.	22,127	219
The E.W. Scripps Co. - Class A	17,505	275
Frontier Communications Corp.*	32,778	78
Gannett Co., Inc.	35,126	300
Iridium Communications, Inc.*	30,082	555
The Marcus Corp.	6,207	245
New Media Investment Group, Inc.	16,853	195
QuinStreet, Inc.*	11,940	194
Scholastic Corp.	8,618	347
Spok Holdings, Inc.	5,619	74
TechTarget, Inc.*	6,870	84
Vonage Holdings Corp.*	68,450	598

Total		4,113

Consumer Discretionary (13.0%)
Abercrombie & Fitch Co. - Class A	20,448	410
American Axle & Manufacturing Holdings, Inc.*	34,689	385
American Public Education, Inc.*	5,100	145
Asbury Automotive Group, Inc.*	6,087	406
Ascena Retail Group, Inc.*	53,957	135
Barnes & Noble Education, Inc.*	11,373	46
Barnes & Noble, Inc.	17,724	126
Belmond, Ltd. - Class A*	27,826	697
BJ’s Restaurants, Inc.	6,612	334
The Buckle, Inc.	8,829	171
Caleres, Inc.	13,416	373
Callaway Golf Co.	27,587	422
Career Education Corp.*	21,664	247
The Cato Corp. - Class A	7,095	101
Cavco Industries, Inc.*	2,656	346
Chico’s FAS, Inc.	39,047	220
The Children’s Place, Inc.	5,029	453

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Chuy’s Holdings, Inc.*	5,264	93
Cooper Tire & Rubber Co.	15,550	503
Cooper-Standard Holding, Inc.*	5,134	319
Core-Mark Holding Co., Inc.	14,193	330
Crocs, Inc.*	20,745	539
Dave & Buster’s Entertainment, Inc.	12,059	537
DineEquity, Inc.	5,500	370
Dorman Products, Inc.*	9,031	813
DSW, Inc. - Class A	21,182	523
El Pollo Loco Holdings, Inc.*	6,915	105
Ethan Allen Interiors, Inc.	7,673	135
Express, Inc.*	21,291	109
Fiesta Restaurant Group, Inc.*	7,280	113
Fossil Group, Inc.*	14,130	222
Fox Factory Holding Corp.*	11,797	695
Francesca’s Holdings Corp.*	11,241	11
GameStop Corp. - Class A	31,660	400
Garrett Motion, Inc. *	22,986	284
Genesco, Inc.*	6,271	278
Gentherm, Inc.*	10,835	433
G-III Apparel Group, Ltd.*	13,028	363
Group 1 Automotive, Inc.	5,657	298
Guess?, Inc.	17,617	366
Haverty Furniture Cos., Inc.	5,893	111
Hibbett Sports, Inc.*	5,763	82
Installed Building Products, Inc.*	6,788	229
iRobot Corp.*	8,598	720
J.C. Penney Co., Inc.*	97,948	102
Kirkland’s, Inc.*	4,614	44
La-Z-Boy, Inc.	14,544	403
LCI Industries	7,832	523
LGI Homes, Inc.*	5,785	262
Liquidity Services, Inc.*	8,218	51
Lithia Motors, Inc. - Class A	6,996	534
Lumber Liquidators Holdings, Inc.*	8,888	85
M.D.C. Holdings, Inc.	14,065	395
M/I Homes, Inc.*	8,672	182
MarineMax, Inc.*	7,098	130

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Meritage Homes Corp.*	11,667	428
Monarch Casino & Resort, Inc.*	3,668	140
Monro Muffler Brake, Inc.	10,244	704
Motorcar Parts of America, Inc.*	5,874	98
Movado Group, Inc.	5,124	162
Nautilus, Inc.*	9,250	101
Nutrisystem, Inc.	9,137	401
Office Depot, Inc.	169,933	438
Oxford Industries, Inc.	5,264	374
PetMed Express, Inc.	6,420	149
Red Robin Gourmet Burgers, Inc.*	4,030	108
Regis Corp.*	10,325	175
Rent-A-Center, Inc.*	13,794	223
Restoration Hardware, Inc.*	5,798	695
Ruth’s Hospitality Group, Inc.	8,898	202
Shake Shack, Inc. - Class A*	8,027	365
Shoe Carnival, Inc.	3,115	104
Shutterfly, Inc.*	10,436	420
Shutterstock, Inc.	5,767	208
Sleep Number Corp.*	10,315	327
Sonic Automotive, Inc. - Class A	7,346	101
Stamps.com, Inc.*	5,284	822
Standard Motor Products, Inc.	6,270	304
Steven Madden, Ltd.	24,715	748
Strategic Education, Inc.	6,742	765
Sturm, Ruger & Co., Inc.	5,422	289
Superior Industries International, Inc.	7,148	34
Tailored Brands, Inc. The Tile Shop	15,501	211
Holdings, Inc.	12,125	67
TopBuild Corp.*	10,989	495
Unifi, Inc.*	4,510	103
Universal Electronics, Inc.*	4,287	108
Vera Bradley, Inc.*	6,698	57
Vista Outdoor, Inc.*	17,881	203
Vitamin Shoppe, Inc.*	4,855	23
William Lyon Homes - Class A*	10,229	109
Wingstop, Inc.	9,098	584
Winnebago Industries, Inc.	9,011	218

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Consumer Discretionary continued
Wolverine World Wide, Inc.	29,453	939
Zumiez, Inc.*	5,867	113

Total		28,824

Consumer Staples (3.3%)
The Andersons, Inc.	8,173	244
Avon Products, Inc.*	137,376	209
B&G Foods, Inc.	20,476	592
Calavo Growers, Inc.	4,856	354
Cal-Maine Foods, Inc.	9,391	397
Central Garden & Pet Co.*	3,206	111
Central Garden & Pet Co. - Class A*	12,712	397
The Chefs’ Warehouse, Inc.*	7,167	229
Coca-Cola Bottling Co. Consolidated	1,441	256
Darling Ingredients, Inc.*	51,135	984
Dean Foods Co.	28,385	108
Inter Parfums, Inc.	5,352	351
J & J Snack Foods Corp.	4,664	674
John B. Sanfilippo & Son, Inc.	2,717	151
Medifast, Inc.	3,716	465
MGP Ingredients, Inc.	3,926	224
Seneca Foods Corp. - Class A*	2,085	59
SpartanNash Co.	11,161	192
United Natural Foods, Inc.*	15,780	167
Universal Corp.	7,754	420
WD-40 Co.	4,298	788

Total		7,372

Energy (3.2%)
Archrock, Inc.	40,166	301
Bonanza Creek Energy, Inc.*	5,806	120
Bristow Group, Inc.*	11,117	27
C&J Energy Services, Inc.*	19,445	262
CARBO Ceramics, Inc.*	6,629	23
Carrizo Oil & Gas, Inc.*	26,463	299
Cloud Peak Energy, Inc.*	23,531	9
CONSOL Energy, Inc.*	8,626	273
Denbury Resources, Inc.*	143,024	245
ERA Group, Inc.*	6,353	55
Exterran Corp.*	9,768	173
Geospace Technologies Corp.*	4,224	43
Green Plains, Inc.	12,089	158
Gulf Island Fabrication, Inc.*	4,263	31

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Energy continued
Gulfport Energy Corp.*	48,976	321
Helix Energy Solutions Group, Inc.*	43,249	234
HighPoint Resources Corp.*	34,307	85
KLX Energy Services Holdings, Inc.*	6,945	163
Laredo Petroleum, Inc.*	47,211	171
Matrix Service Co.*	8,407	151
Nabors Industries, Ltd.	101,114	202
Newpark Resources, Inc.*	28,201	194
Noble Corp. PLC*	76,643	201
Oil States International, Inc.*	18,627	266
Par Pacific Holdings, Inc.*	8,691	123
PDC Energy, Inc.*	20,521	611
Penn Virginia Corp.*	4,166	225
Pioneer Energy Services Corp.*	24,290	30
ProPetro Holding Corp.*	22,838	281
Renewable Energy Group, Inc.*	11,584	298
REX American Resources Corp.*	1,768	120
Ring Energy, Inc.*	17,673	90
SEACOR Holdings, Inc.*	5,327	197
SRC Energy, Inc.*	75,340	354
Superior Energy Services, Inc.*	47,990	161
TETRA Technologies, Inc.*	39,039	66
Unit Corp.*	16,788	240
US Silica Holdings, Inc.	24,071	245

Total		7,048

Financials (17.7%)
Ambac Financial Group, Inc.*	14,079	243
American Equity Investment Life Holding Co.	28,056	784
Ameris Bancorp	12,391	392
AMERISAFE, Inc.	5,984	339
Appollo Commercial Real Estate Finance, Inc.	34,918	582
ARMOUR Residential REIT, Inc.	13,147	270
Axos Financial, Inc.*	17,171	432
Banc of California, Inc.	13,245	176
Banner Corp.	9,787	523
Berkshire Hills Bancorp, Inc.	12,553	339
Blucora, Inc.*	14,897	397

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Financials continued
Boston Private Financial Holdings, Inc.	26,203	277
Brookline Bancorp, Inc.	24,996	345
Capstead Mortgage Corp.	28,238	188
Central Pacific Financial Corp.	9,059	221
City Holding Co.	5,166	349
Columbia Banking System, Inc.	22,750	826
Community Bank System, Inc.	15,896	927
Customers Bancorp, Inc.*	9,048	165
CVB Financial Corp.	31,814	644
Dime Community Bancshares	9,620	163
Donnelley Financial Solutions, Inc.*	10,590	149
Eagle Bancorp, Inc.*	9,814	478
eHealth, Inc.*	5,062	194
Employers Holdings, Inc.	10,186	428
Encore Capital Group, Inc.*	7,952	187
Enova International, Inc.*	10,644	207
EZCORP, Inc. - Class A*	16,029	124
Fidelity Southern Corp.	6,860	179
First BanCorp	67,464	580
First Commonwealth Financial Corp.	30,876	373
First Financial Bancorp.	30,406	721
First Financial Bankshares, Inc.	21,031	1,213
First Midwest Bancorp, Inc.	33,037	654
FirstCash, Inc.	13,612	985
Flagstar Bancorp, Inc.*	9,127	241
Franklin Financial Network, Inc.*	3,789	100
Glacier Bancorp, Inc.	26,248	1,040
Granite Point Mortgage Trust, Inc.	13,495	243
Great Western Bancorp, Inc.	17,908	560
Green Bancorp, Inc.	8,240	141
Green Dot Corp. - Class A*	14,730	1,171
Greenhill & Co., Inc.	5,413	132
Hanmi Financial Corp.	9,869	194
HCI Group, Inc.	2,251	114
Heritage Financial Corp. of Washington	10,306	306
HomeStreet, Inc.*	8,382	178
Hope Bancorp, Inc.	37,992	451
Horace Mann Educators Corp.	12,714	476

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Financials continued
Independent Bank Corp.	8,720	613
INTL FCStone, Inc.*	4,932	180
Invesco Mortgage Capital, Inc.	34,674	502
Investment Technology Group, Inc.	10,271	311
James River Group Holdings, Ltd.	9,302	340
LegacyTexas Financial Group, Inc.	14,009	450
Maiden Holdings, Ltd.	21,379	35
Meta Financial Group, Inc.	8,566	166
National Bank Holding Corp. - Class A	8,026	248
The Navigators Group, Inc.	7,213	501
NBT Bancorp, Inc.	13,561	469
New York Mortgage Trust, Inc.	48,319	285
NMI Holdings, Inc. - Class A*	20,590	368
Northfield Bancorp, Inc.	14,616	198
Northwest Bancshares, Inc.	32,080	543
OFG Bancorp	13,540	223
Old National Bancorp	46,771	720
Opus Bank	6,719	132
Oritani Financial Corp.	12,009	177
Pacific Premier Bancorp, Inc.*	13,969	357
PennyMac Mortgage Investment Trust	18,928	352
Piper Jaffray Cos., Inc.	4,605	303
PRA Group, Inc.*	14,069	343
Preferred Bank	4,331	188
ProAssurance Corp.	16,657	676
Provident Financial Services, Inc.	19,093	461
Redwood Trust, Inc.	25,765	388
RLI Corp.	12,157	839
S&T Bancorp, Inc.	10,871	411
Safety Insurance Group, Inc.	4,510	369
Seacoast Banking Corp. of Florida*	15,922	414
Selective Insurance Group, Inc.	18,288	1,114
ServisFirst Bancshares, Inc.	14,233	454
Simmons First National Corp. - Class A	28,736	693
Southside Bancshares, Inc.	10,264	326
Stewart Information Services Corp.	7,373	305
Third Point Reinsurance, Ltd.*	23,103	223
Tompkins Financial Corp.	3,843	288

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Financials continued
Triumph Bancorp, Inc.*	7,508	223
TrustCo Bank Corp.	30,018	206
United Community Banks, Inc.	24,598	528
United Fire Group, Inc.	6,618	367
United Insurance Holdings Corp.	6,675	111
Universal Insurance Holdings, Inc.	9,982	379
Veritex Holdings, Inc.*	7,524	161
Virtus Investment Partners, Inc.	2,220	176
Waddell & Reed Financial, Inc. - Class A	24,322	440
Walker & Dunlop, Inc.	8,925	386
Westamerica Bancorporation	8,300	462
WisdomTree Investments, Inc.	36,119	240
World Acceptance Corp.*	2,083	213

Total		39,258

Health Care (10.8%)
Acorda Therapeutics, Inc.*	12,258	191
Addus HomeCare Corp.*	3,132	213
Akorn, Inc.*	29,229	99
AMAG Pharmaceuticals, Inc.*	10,725	163
Amedisys, Inc.*	9,012	1,055
AMN Healthcare Services, Inc.*	14,555	825
Amphastar Pharmaceuticals, Inc.*	10,737	214
AngioDynamics, Inc.*	11,528	232
ANI Pharmaceuticals, Inc.*	2,575	116
Anika Therapeutics, Inc.*	4,413	148
Assertio Therapeutics, Inc.*	19,856	72
BioTelemetry, Inc.*	10,342	618
Cambrex Corp.*	10,422	394
Community Health Systems, Inc.*	36,112	102
Computer Programs and Systems, Inc.	3,718	93
CONMED Corp.	8,037	516
Corcept Therapeutics, Inc.*	32,633	436
CorVel Corp.*	2,853	176
Cross Country Healthcare, Inc.*	11,258	83
CryoLife, Inc.*	10,562	300
Cutera, Inc.*	4,318	73
Cytokinetics, Inc.*	16,990	107

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Diplomat Pharmacy, Inc.*	17,578	237
Eagle Pharmaceuticals, Inc.*	3,415	138
Emergent Biosolutions, Inc.*	13,923	825
Enanta Pharmaceuticals, Inc.*	4,886	346
Endo International PLC*	62,007	453
Ensign Group, Inc.	15,273	592
HealthStream, Inc.	7,930	191
Heska Corp.*	2,121	183
HMS Holdings Corp.*	26,057	733
Innoviva, Inc.*	21,023	367
Integer Holdings Corp.*	9,252	706
Invacare Corp.	10,309	44
Lannett Co., Inc.*	10,524	52
Lantheus Holdings, Inc.*	11,945	187
LeMaitre Vascular, Inc.	4,926	116
LHC Group, Inc.*	9,061	851
Luminex Corp.	12,875	298
Magellan Health, Inc.*	7,532	428
The Medicines Co.*	20,415	391
Medpace Holdings, Inc.*	8,027	425
Meridian Bioscience, Inc.	13,168	229
Merit Medical Systems, Inc.*	17,029	950
Momenta Pharmaceuticals, Inc.*	29,813	329
Myriad Genetics, Inc.*	23,217	675
Natus Medical, Inc.*	10,491	357
Neogen Corp.*	16,147	920
NextGen Healthcare, Inc.*	14,861	225
Omnicell, Inc.*	12,306	754
OraSure Technologies, Inc.*	19,021	222
Orthofix Medical, Inc.*	5,876	308
Owens & Minor, Inc.	19,338	122
Phibro Animal Health Corp. - Class A	6,276	202
Progenics Pharmaceuticals, Inc.*	26,255	110
The Providence Service Corp.*	3,421	205
Quorum Health Corp.*	7,931	23
REGENXBIO, Inc.*	9,349	392
Repligen Corp.*	12,122	639
Select Medical Holdings Corp.*	33,622	516
Spectrum Pharmaceuticals, Inc.*	31,542	276

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Health Care continued
Supernus Pharmaceuticals, Inc.*	16,228	539
Surmodics, Inc.*	4,161	197
Tabula Rasa HealthCare, Inc.*	5,275	336
Tactile Systems Technology, Inc.*	5,221	238
Tivity Health, Inc.*	12,719	316
U.S. Physical Therapy, Inc.	3,939	403
Vanda Pharmaceuticals, Inc.*	16,288	426
Varex Imaging Corp.*	11,838	280

Total		23,978

Industrials (17.3%)
AAON, Inc.	12,619	442
AAR Corp.	10,120	378
ABM Industries, Inc.	20,450	657
Actuant Corp. - Class A	18,964	398
Aegion Corp.*	10,035	164
Aerojet Rocketdyne Holdings, Inc.*	22,371	788
Aerovironment, Inc.*	6,613	449
Alamo Group, Inc.	2,988	231
Albany International Corp. - Class A	9,006	562
Allegiant Travel Co.	3,965	397
American Woodmark Corp.*	4,772	266
Apogee Enterprises, Inc.	8,752	261
Applied Industrial Technologies, Inc.	12,035	649
ArcBest Corp.	7,978	273
Arcosa, Inc.*	15,144	419
Astec Industries, Inc.	7,080	214
Atlas Air Worldwide Holdings, Inc.*	7,947	335
Axon Enterprise, Inc.*	18,151	794
AZZ, Inc.	8,090	327
Barnes Group, Inc.	14,659	786
Brady Corp. - Class A	15,197	661
Briggs & Stratton Corp.	13,164	172
Chart Industries, Inc.*	9,690	630
CIRCOR International, Inc.*	6,163	131
Comfort Systems USA, Inc.	11,537	504
Cubic Corp.	8,871	477
DXP Enterprises, Inc.*	4,965	138
Echo Global Logistics, Inc.*	8,865	180
Encore Wire Corp.	6,484	325
Engility Holdings, Inc.*	5,626	160
EnPro Industries, Inc.	6,441	387
ESCO Technologies, Inc.	8,047	531
Essendant, Inc.	10,188	128

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Industrials continued
Exponent, Inc.	16,152	819
Federal Signal Corp.	18,708	372
Forrester Research, Inc.	3,176	142
Forward Air Corp.	9,069	497
Franklin Electric Co., Inc.	12,049	517
FTI Consulting, Inc.*	11,921	794
Gibraltar Industries, Inc.*	9,958	354
The Greenbrier Cos., Inc.	10,046	397
Griffon Corp.	10,496	110
Harsco Corp.*	24,941	495
Hawaiian Holdings, Inc.	15,342	405
Heartland Express, Inc.	14,757	270
Heidrick & Struggles International, Inc.	5,888	184
Hillenbrand, Inc.	19,362	734
Hub Group, Inc. - Class A*	10,438	387
Insteel Industries, Inc.	5,671	138
Interface, Inc.	18,484	263
John Bean Technologies Corp.	9,816	705
Kaman Corp.	8,683	487
Kelly Services, Inc. - Class A	9,684	198
Korn / Ferry International	17,600	696
Lindsay Corp.	3,341	322
LSC Communications, Inc.	10,348	73
Lydall, Inc.*	5,406	110
Marten Transport, Ltd.	12,009	194
Matson, Inc.	13,262	425
Matthews International Corp. - Class A	9,960	405
Mercury Systems, Inc.*	15,031	711
Mobile Mini, Inc.	13,879	441
Moog, Inc. - Class A	10,092	782
Mueller Industries, Inc.	17,910	418
Multi-Color Corp.	4,333	152
MYR Group, Inc.*	5,144	145
National Presto Industries, Inc.	1,561	183
Navigant Consulting, Inc.	13,226	318
Orion Group Holdings, Inc.*	8,996	39
Patrick Industries, Inc.*	7,083	210
PGT Innovations, Inc.*	17,993	285
Powell Industries, Inc.	2,707	68
Proto Labs, Inc.*	8,407	948
Quanex Building Products Corp.	10,921	148
Raven Industries, Inc.	11,166	404
Resources Connection, Inc.	9,208	131

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Industrials continued
RR Donnelley & Sons Co.	21,863	87
Saia, Inc.*	7,979	445
Simpson Manufacturing Co., Inc.	12,848	696
SkyWest, Inc.	16,116	717
SPX Corp.*	13,475	378
SPX Flow, Inc.*	13,215	402
Standex International Corp.	3,984	268
Team, Inc.*	9,339	137
Tennant Co.	5,629	293
Tetra Tech, Inc.	17,191	890
Titan International, Inc.	15,630	73
Trex Co., Inc.*	18,246	1,083
Triumph Group, Inc.	15,476	178
TrueBlue, Inc.*	12,573	280
UniFirst Corp.	4,793	686
Universal Forest Products, Inc.	19,147	497
US Ecology, Inc.	6,845	431
Veritiv Corp.*	3,937	98
Viad Corp.	6,317	316
Vicor Corp.*	5,029	190
Wabash National Corp.	17,401	228
WageWorks, Inc.*	12,309	334
Watts Water Technologies, Inc. - Class A	8,622	556

Total		38,353

Information Technology (13.4%)
3D Systems Corp.*	35,459	361
8x8, Inc.*	29,618	534
ADTRAN, Inc.	14,798	159
Advanced Energy Industries, Inc.*	11,953	513
Agilysys, Inc.*	5,480	79
Alarm.com Holdings, Inc.*	10,882	564
Anixter International, Inc.*	8,942	486
Applied Optoelectronics, Inc.*	5,841	90
Axcelis Technologies, Inc.*	10,066	179
Badger Meter, Inc.	9,041	445
Bel Fuse, Inc. - Class B	3,128	58
Benchmark Electronics, Inc.	13,574	287
Bottomline Technologies, Inc.*	11,366	546
Brooks Automation, Inc.	22,290	584
Cabot Microelectronics Corp.	8,898	848
CalAmp Corp.*	10,795	140
Cardtronics PLC*	11,598	302
CEVA, Inc.*	6,802	150
Cohu, Inc.	12,639	203

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Comtech Telecommunications Corp.	7,424	181
Control4 Corp.*	8,294	146
Cray, Inc.*	12,682	274
CSG Systems International, Inc.	10,350	329
CTS Corp.	10,275	266
Daktronics, Inc.	12,260	91
Diebold, Inc.	23,640	59
Digi International, Inc.*	8,530	86
Diodes, Inc.*	12,321	397
DSP Group, Inc.*	5,997	67
Ebix, Inc.	6,992	298
Electro Scientific Industries, Inc.*	10,657	319
Electronics for Imaging, Inc.*	13,643	338
ePlus, Inc. *	4,256	303
EVERTEC, Inc.	18,750	538
Exlservice Holdings, Inc.*	10,639	560
Extreme Networks, Inc.*	36,750	224
Fabrinet*	11,439	587
FARO Technologies, Inc.*	5,358	218
Finisar Corp. *	36,460	788
FormFactor, Inc.*	23,012	324
Harmonic, Inc. *	26,924	127
Ichor Holdings, Ltd.*	7,097	116
II-VI, Inc.*	18,561	602
Insight Enterprises, Inc.*	11,018	449
Itron, Inc.*	10,405	492
KEMET Corp.	17,839	313
Knowles Corp.*	28,013	373
Kopin Corp.*	19,033	19
Kulicke and Soffa Industries, Inc.	20,860	423
LivePerson, Inc.*	18,118	342
ManTech International Corp. - Class A	8,243	431
MaxLinear, Inc. - Class A*	19,490	343
Methode Electronics, Inc. - Class A	11,486	267
MicroStrategy, Inc. - Class A*	2,929	374
Monotype Imaging Holdings, Inc.	12,901	200
MTS Systems Corp.	5,550	223
Nanometrics, Inc.*	7,520	206
NETGEAR, Inc.*	9,792	509
NIC, Inc.	20,673	258
OneSpan, Inc.*	9,751	126
OSI Systems, Inc.*	5,243	384
Park Electrochemical Corp.	5,982	108
PDF Solutions, Inc.*	8,620	73
Perficient, Inc.*	10,305	229

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Information Technology continued
Photronics, Inc.*	21,238	206
Plexus Corp.*	9,772	499
Power Integrations, Inc.	9,108	555
Progress Software Corp.	13,945	495
Qualys, Inc.*	10,517	786
Rambus, Inc.*	33,695	258
Rogers Corp.*	5,711	566
Rudolph Technologies, Inc.*	9,907	203
Sanmina Corp.*	21,200	510
ScanSource, Inc.*	7,953	273
Semtech Corp.*	20,437	937
SMART Global Holdings, Inc.*	3,861	115
SolarEdge Technologies, Inc.*	13,356	469
SPS Commerce, Inc.*	5,486	452
Sykes Enterprises, Inc.*	12,356	306
TiVo Corp.	38,486	362
Travelport Worldwide, Ltd.	40,749	636
TTEC Holdings, Inc.	4,304	123
TTM Technologies, Inc.*	28,655	279
Ultra Clean Holdings, Inc.*	12,116	103
Unisys Corp.*	15,846	184
Veeco Instruments, Inc.*	14,842	110
Viavi Solutions, Inc.*	70,937	713
Virtusa Corp.*	8,546	364
Xperi Corp.	15,036	277

Total		29,689

Materials (3.9%)
AdvanSix, Inc.*	9,255	225
AK Steel Holding Corp.*	97,992	220
American Vanguard Corp.	8,286	126
Balchem Corp.	10,015	785
Boise Cascade Co.	12,083	288
Century Aluminum Co.*	15,240	111
Clearwater Paper Corp.*	5,112	125
FutureFuel Corp.	8,015	127
H.B. Fuller Co.	15,744	672
Hawkins, Inc.	2,996	123
Haynes International, Inc.	3,883	102
Ingevity Corp.*	13,034	1,091
Innophos Holdings, Inc.	6,092	149
Innospec, Inc.	7,585	468
Kaiser Aluminum Corp.	5,125	458
Koppers Holdings, Inc.*	6,369	109
Kraton Corp.*	9,924	217
LSB Industries, Inc.*	6,310	35

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Materials continued
Materion Corp.	6,287	283
Myers Industries, Inc.	10,979	166
Neenah Paper, Inc.	5,238	309
Olympic Steel, Inc.	2,837	40
P.H. Glatfelter	13,597	133
Quaker Chemical Corp.	4,141	736
Rayonier Advanced Materials, Inc.	15,857	169
Schulman, Inc.*,Æ	8,527	16
Schweitzer-Mauduit International, Inc.	9,555	239
Stepan Co.	6,293	466
SunCoke Energy, Inc.*	20,108	172
TimkenSteel Corp.*	12,184	106
Tredegar Corp.	7,933	126
US Concrete, Inc.*	4,962	175

Total		8,567

Real Estate (6.2%)
Acadia Realty Trust	25,326	602
Agree Realty Corp.	10,708	633
American Assets Trust, Inc.	11,732	471
Armada Hoffler Properties, Inc.	15,412	217
CareTrust REIT, Inc.	26,050	481
CBL & Associates Properties, Inc.	53,623	103
Cedar Realty Trust, Inc.	27,399	86
Chatham Lodging Trust	14,446	255
Chesapeake Lodging Trust	18,755	457
Community Healthcare Trust, Inc.	5,468	158
DiamondRock Hospitality Co.	64,570	586
Easterly Government Properties, Inc.	18,887	296
EastGroup Properties, Inc.	11,193	1,027
Four Corners Property Trust, Inc.	21,041	551
Franklin Street Properties Corp.	33,301	208
Getty Realty Corp.	10,448	307
Global Net Lease, Inc.	23,624	416
Government Properties Income Trust	59,535	409
Hersha Hospitality Trust	11,264	198
HFF, Inc. - Class A	12,148	403
Independence Realty Trust, Inc.	27,615	254
iStar, Inc.	21,114	194
Kite Realty Group Trust	25,998	366
Lexington Realty Trust	65,304	536
LTC Properties, Inc.	12,316	513
Marcus & Millichap, Inc.*	6,602	227
National Storage Affiliates Trust	17,568	465

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (93.0%)	Shares/ Par+	Value $ (000’s)

Real Estate continued
Pennsylvania Real Estate Investment Trust	19,914	118
PS Business Parks, Inc.	6,200	812
RE/MAX Holdings, Inc. - Class A	5,511	169
Retail Opportunity Investments Corp.	35,398	562
RPT Realty	24,892	297
Saul Centers, Inc.	3,579	169
Summit Hotel Properties, Inc.	32,534	317
Universal Health Realty Income Trust	3,927	241
Urstadt Biddle Properties, Inc. - Class A	9,259	178
Washington Prime Group, Inc.	57,786	281
Whitestone REIT	12,352	151

Total		13,714

Utilities (2.4%)
American States Water Co.	11,411	765
Avista Corp.	20,400	867
California Water Service Group	14,928	711
El Paso Electric Co.	12,637	633
Northwest Natural Holding Co.	8,958	542
South Jersey Industries, Inc.	26,554	738
Spire, Inc.	15,738	1,166

Total		5,422

Total Common Stocks
(Cost: $200,334)		206,338

Investment Companies (2.1%)	Shares/ Par+	Value $ (000’s)

Investment Companies (2.1%)
iShares Core S&P Small-Cap ETF	64,988	4,505

Total		4,505

Total Investment Companies
(Cost: $4,795)		4,505

Short-Term Investments (5.0%)

Commercial Paper (3.4%)
Apple, Inc. 0.000%, 2/5/19 144A	1,000,000	997
The Coca-Cola Co. 0.000%, 1/18/19 144A	500,000	499
0.000%, 2/12/19 144A	500,000	499
Exxon Mobil Corp. 0.000%, 1/10/19	500,000	500
Marriott International, Inc. 0.000%, 1/25/19 144A	1,000,000	998
Mondelez International, Inc. 0.000%, 1/14/19 144A	500,000	499
0.000%, 2/6/19 144A	500,000	499
Pfizer, Inc. 0.000%, 1/14/19 144A	1,000,000	999
Societe Generale SA 0.000%, 3/11/19 144A	1,000,000	995
Walgreens Boots Alliance, Inc. 0.000%, 2/19/19	1,000,000	996

Total		7,481

Short-Term Investments (5.0%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	2,430,330	2,430

Total		2,430

US Government & Agencies (0.5%)
Federal Home Loan Bank 0.000%, 2/1/19 ß	400,000	399
0.000%, 3/5/19 ß	800,000	797

Total		1,196

Total Short-Term Investments
(Cost: $11,108)		11,107

Total Investments (100.1%)
(Cost: $216,237)@		221,950

Other Assets, Less
Liabilities (-0.1%)		(147)

Net Assets (100.0%)		221,803

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Over the Counter Derivatives

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
S&P SmallCap 600 Index	Morgan Stanley	1-Month USD LIBOR + 28.5 basis points	S&P SmallCap 600 Index	5/19	12,650	$(1,606)	$(1,606)

						$(1,606)	$(1,606)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	-	-	-	-	$(1,606)	$(1,606)

+	All par is stated in U.S Dollar unless otherwise noted

*	Non income producing

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2018.

ß

Cash or securities with an aggregate value of $1,196 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $5,985 representing 2.8% of the net assets.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $216,745 and the net unrealized appreciation of investments based on that cost was $3,599 which is comprised of $35,770 aggregate gross unrealized appreciation and $32,171 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks
Materials	$8,551	$-	$16
All Others	197,771	-	-
Investment Companies	4,505	-	-
Short-Term Investments
Money Market Funds	2,430	-	-
All Others	-	8,677	-
Total Assets:	$213,257	$8,677	$16
Liabilities:
Other Financial Instruments^
Total Return Swaps	-	(1,606)	-
Total Liabilities:	$-	$(1,606)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$530 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC, the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

In 2018, U.S. stocks experienced their worst calendar-year losses in a decade, under pressure from rising interest rates, global trade tensions and worries about slowing global growth. Most major U.S. stock indices reached all-time highs near the end of the third quarter but plunged in the final months of the year, with several indices down at least 20% from recent highs. The U.S. Federal Reserve (the “Fed”) continued normalizing monetary policy with four interest rate hikes in 2018. Expectations that the Fed would raise interest rates two more times in 2019 also weighed on stocks, along with concerns that corporate earnings growth would begin to slow. Large cap stocks outpaced mid and small caps, as measured by Russell® Indices, with growth outperforming value across all capitalization levels.

PORTFOLIO RESULTS

The Portfolio returned (12.73%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned (12.86%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Small Cap Value Funds peer group was (14.65%).

The Portfolio’s outperformance relative to the Index was primarily due to stock selection, while sector weighting detracted overall.

The Health Care sector was the main contributor to relative performance, due to favorable stock picking. A position in Atrion, a company that develops and manufactures components for medical devices, helped the Portfolio. Atrion generates regular cash flow and held up well in a difficult year for the Health Care sector. The Portfolio’s holdings of Ensign Group also contributed to relative performance. Ensign Group recently reported positive quarterly results, and the firm has demonstrated consistent and stable growth.

Stock selection in the Consumer Staples sector also aided relative results, including a position in Post Holdings, which manufactures, markets and distributes ready-to-eat cereal and other packaged foods. The firm has proven to be an aggregator of attractive assets and a value creator with an impressive track record. The packaged foods industry is currently undergoing significant consolidation, and the number of sizable acquisitions piqued investor interest and highlighted savvy acquirers like Post. The firm recently announced plans to spin off its active nutrition business as an IPO.

Conversely, weak stock selection in the Industrials sector weighed on relative performance, in particular Triumph Group, a global supplier of aerospace components and systems. The company is a rollup of several acquisitions whose customers include aircraft manufacturers and airlines. The firm’s aerostructures division continued to go through a financially difficult transition, as old programs wound down, and new programs ramped up.

Stock selection in the Financials sector also hurt relative performance. Home Bancshares, an Arkansas-based bank, went public in 2006 and has been expanding by acquiring a number of struggling banks around Florida. Shares declined following third-quarter results as rising competitive pressures in the industry worked against loan growth. The portfolio manager maintained a favorable view of the company given its attractive organic growth potential and strong track record of making shareholder-friendly acquisitions.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Small Cap Value Portfolio (unaudited)

Small cap stocks suffered the largest declines in the market’s sell-off in late 2018, following relatively strong performance earlier in the year amid hopes that smaller, domestically-oriented firms would be insulated from growing trade tensions. These hopes pushed up already rich valuations among small caps in the aging bull market, setting the stage for sharp declines when sentiment soured. While becoming more cautious, we began to search for opportunities among small caps with exposure to China, searching selectively for values among beaten-down companies that were impacted by the new tariffs. The market outlook remains considerably more cloudy than it was a year ago, but we believe our careful fundamental research, supported by our large team of industry-focused analysts, will help us identify companies poised to prosper once confidence returns.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	-12.73%	4.10%	11.19%
Russell 2000® Value Index	-12.86%	3.61%	10.40%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	-14.65%	2.56%	11.05%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller or newer companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Green Dot Corp. - Class A	1.7%
Littelfuse, Inc.	1.6%
Home BancShares, Inc.	1.5%
Atrion Corp.	1.5%
ONE Gas, Inc.	1.3%
Belden, Inc.	1.3%
Nomad Foods, Ltd.	1.2%
Chesapeake Utilities Corp.	1.2%
Landstar System, Inc.	1.2%
Quidel Corp.	1.2%

Small Cap Value Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	25.6%
Industrials	13.0%
Real Estate	10.5%
Information Technology	9.7%
Consumer Discretionary	9.6%
Health Care	7.5%
Utilities	6.8%
Energy	4.8%
Short-Term Investments & Other Net Assets	4.3%
Consumer Staples	3.4%
Materials	3.1%
Communication Services	1.7%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Communication Services (1.7%)
Cable One, Inc.	6,442	5,283
Rosetta Stone, Inc.*	121,600	1,994
Scholastic Corp.	50,000	2,013

Total		9,290

Consumer Discretionary (9.6%)
Aaron’s, Inc.	137,200	5,769
American Public
Education, Inc.*	94,218	2,682
Boot Barn Holdings, Inc.*	36,991	630
Cavco Industries, Inc.*	30,000	3,912
Crocs, Inc.*	43,400	1,128
CSS Industries, Inc.	76,059	682
Culp, Inc.	86,650	1,638
Dorman Products, Inc.*	60,200	5,419
Express, Inc.*	157,700	806
Garrett Motion, Inc.*	183,000	2,258
LCI Industries	38,500	2,572
Lumber Liquidators Holdings, Inc.*	164,400	1,565
Marriott Vacations Worldwide Corp.	19,433	1,370
Monro Muffler Brake, Inc.	24,500	1,684
Party City Holdco, Inc.*	167,461	1,671
Pool Corp.	37,100	5,515
Red Robin Gourmet Burgers, Inc.*	36,000	962
Steven Madden, Ltd.	128,250	3,881
Strategic Education, Inc.	48,962	5,553
Visteon Corp.*	18,800	1,133

Total		50,830

Consumer Staples (3.4%)
BJ’s Wholesale Club Holdings, Inc.*	49,246	1,091
Nomad Foods, Ltd.*	393,100	6,573
Post Holdings, Inc.*	44,200	3,939
PriceSmart, Inc.	34,722	2,052
The Simply Good Foods Co.*	149,184	2,820
SpartanNash Co.	90,471	1,554

Total		18,029

Energy (4.8%)
Centennial Resource Development, Inc. - Class A*	326,800	3,601
Frank’s International NV*	611,200	3,190
International Seaways, Inc.*	153,900	2,592

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Energy continued
Jagged Peak Energy, Inc.*	195,625	1,784
Keane Group, Inc.*	340,466	2,785
Kosmos Energy Ltd.*	260,300	1,059
Matador Resources Co.*	212,800	3,305
Oceaneering International, Inc.*	144,700	1,751
TETRA Technologies, Inc.*	827,100	1,390
WPX Energy, Inc.*	357,600	4,059

Total		25,516

Financials (25.6%)
Assured Guaranty, Ltd.	41,400	1,585
Atlantic Capital Bancshares, Inc.*	105,956	1,735
BankUnited, Inc.	183,200	5,485
Beneficial Bancorp, Inc.	223,539	3,194
BOK Financial Corp.	37,230	2,730
CBOE Holdings, Inc.	16,888	1,652
Columbia Banking System, Inc.	153,900	5,585
East West Bancorp, Inc.	71,898	3,130
Employers Holdings, Inc.	64,100	2,690
FB Financial Corp.	89,384	3,130
Focus Financial Partners, Inc.*	17,817	469
Glacier Bancorp, Inc.	132,100	5,234
Green Dot Corp. - Class A*	113,900	9,057
Hercules Capital, Inc.	257,400	2,844
Heritage Commerce Corp.	128,900	1,462
Heritage Financial Corp. of Washington	96,841	2,878
Home BancShares, Inc.	485,800	7,938
Hope Bancorp, Inc.	188,400	2,234
Houlihan Lokey, Inc.	59,775	2,200
Howard Bancorp, Inc.*	99,699	1,426
Live Oak Bancshares, Inc.	76,237	1,129
Main Street Capital Corp.	63,600	2,150
Meridian Bancorp, Inc.	181,200	2,595
National Bank Holding Corp. - Class A	145,500	4,492
Origin Bancorp, Inc.	47,600	1,622
PCSB Financial Corp.	111,394	2,179
PDL Community Bancorp*	113,159	1,442
PennyMac Financial Services, Inc.	110,300	2,345

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Financials continued
Pinnacle Financial Partners, Inc.	49,900	2,300
Popular, Inc.	96,400	4,552
ProAssurance Corp.	93,700	3,801
Prosperity Bancshares, Inc.	70,900	4,417
Radian Group, Inc.	226,400	3,704
Redwood Trust, Inc.	123,200	1,857
Safety Insurance Group, Inc.	28,100	2,299
State Auto Financial Corp.	88,200	3,002
Sterling Bancorp, Inc.	136,283	947
SVB Financial Group*	7,300	1,386
Texas Capital Bancshares, Inc.*	55,000	2,810
TowneBank	189,700	4,543
United Financial Bancorp, Inc.	215,600	3,169
Virtus Investment Partners, Inc.	19,100	1,517
Webster Financial Corp.	81,833	4,034
Wintrust Financial Corp.	60,900	4,049
WSFS Financial Corp.	74,400	2,821

Total		135,820

Health Care (7.5%)
Atrion Corp.	10,600	7,855
Avanos Medical, Inc.*	113,740	5,094
Ensign Group, Inc.	142,400	5,524
Haemonetics Corp.*	9,910	992
Molina Healthcare, Inc.*	43,400	5,044
Momenta Pharmaceuticals, Inc.*	100,992	1,115
Patterson Cos., Inc.	72,300	1,421
Quidel Corp. *	127,122	6,206
Select Medical Holdings Corp.*	226,300	3,474
West Pharmaceutical Services, Inc.	29,400	2,882

Total		39,607

Industrials (13.0%)
Aegion Corp.*	200,800	3,277
Beacon Roofing Supply, Inc.*	54,400	1,726
Blue Bird Corp.*	89,700	1,632
Brady Corp. - Class A	60,800	2,642
The Brink’s Co.	21,100	1,364
CIRCOR International, Inc.*	94,339	2,009
Cubic Corp.	76,787	4,127

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Industrials continued
ESCO Technologies, Inc.	72,600	4,788
FTI Consulting, Inc.*	73,800	4,918
Genesee & Wyoming, Inc. - Class A*	53,500	3,960
Hillenbrand, Inc.	52,590	1,995
Huron Consulting Group, Inc.*	24,800	1,272
Kirby Corp.*	31,600	2,129
Landstar System, Inc.	67,200	6,429
Lydall, Inc.*	49,700	1,009
Matthews International Corp. - Class A	29,500	1,198
McGrath RentCorp	68,808	3,542
MSA Safety, Inc.	29,200	2,753
Navigant Consulting, Inc.	76,400	1,837
RBC Bearings, Inc.*	23,500	3,081
Stericycle, Inc.*	27,100	994
Sun Hydraulics Corp.	70,402	2,337
Thermon Group Holdings, Inc.*	91,700	1,860
Triumph Group, Inc.	263,550	3,031
Universal Forest Products, Inc.	112,800	2,928
Universal Logistics Holdings, Inc.	88,930	1,609
Upwork, Inc.*	12,353	224

Total		68,671

Information Technology (9.7%)
Belden, Inc.	162,600	6,792
Cabot Microelectronics Corp.	41,661	3,972
Ceridian HCM Holding, Inc.*	60,709	2,094
Cision, Ltd.*	238,577	2,791
Conduent, Inc.*	255,700	2,718
GTT Communications, Inc.*	82,000	1,940
Harmonic, Inc.*	771,597	3,642
i3 Verticals, Inc.*	79,600	1,918
Knowles Corp.*	253,400	3,373
Littelfuse, Inc.	48,700	8,351
MaxLinear, Inc. - Class A*	123,900	2,181
Mesa Laboratories, Inc.	13,900	2,897
Methode Electronics, Inc. - Class A	45,400	1,057
Q2 Holdings, Inc.*	44,200	2,190
RealPage, Inc.*	35,700	1,721
Rudolph Technologies, Inc.*	64,000	1,310
SVMK, Inc.*	10,859	133
Zendesk, Inc.*	38,900	2,271

Total		51,351

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Materials (3.1%)
American Vanguard Corp.	107,700	1,636
Carpenter Technology Corp.	93,400	3,326
Clearwater Paper Corp.*	44,800	1,092
Constellium NV - Class A*	206,600	1,444
Minerals Technologies, Inc.	53,300	2,736
Myers Industries, Inc.	240,607	3,636
New Gold, Inc.*	673,700	510
Reliance Steel & Aluminum Co.	29,200	2,078

Total		16,458

Real Estate (10.5%)
Acadia Realty Trust	98,400	2,338
American Campus Communities, Inc.	74,941	3,102
Cedar Realty Trust, Inc.	917,169	2,880
Douglas Emmett, Inc.	74,100	2,529
EastGroup Properties, Inc.	58,600	5,375
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	146,100	2,783
Healthcare Realty Trust, Inc.	162,600	4,624
JBG SMITH Properties	105,959	3,688
Kilroy Realty Corp.	45,200	2,842
Potlatch Corp.	90,917	2,877
PS Business Parks, Inc.	31,900	4,179
Retail Opportunity Investments Corp.	114,900	1,825
Saul Centers, Inc.	61,200	2,890
The St. Joe Co.*	162,600	2,141
Sunstone Hotel Investors, Inc.	303,800	3,952
Terreno Realty Corp.	145,000	5,100
Washington Real Estate Investment Trust	113,600	2,613

Total		55,738

Utilities (6.8%)
Atmos Energy Corp.	29,200	2,707
California Water Service Group	67,500	3,217
Chesapeake Utilities Corp.	79,200	6,439
MGE Energy, Inc.	30,000	1,799
NorthWestern Corp.	76,600	4,553
ONE Gas, Inc.	87,700	6,981
PNM Resources, Inc.	141,700	5,823
Portland General Electric Co.	68,100	3,122
RGC Resources, Inc.	23,920	717

Common Stocks (95.7%)	Shares/ Par+	Value $ (000’s)

Utilities continued
South Jersey Industries, Inc.	22,200	617

Total		35,975

Total Common Stocks
(Cost: $444,445)		507,285

Short-Term Investments (3.9%)

Money Market Funds (3.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	20,529,928	20,530

Total		20,530

Total Short-Term Investments
(Cost: $20,530)		20,530

Total Investments (99.6%)
(Cost: $464,975)@		527,815

Other Assets, Less
Liabilities (0.4%)		2,257

Net Assets (100.0%)		530,072

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $465,785 and the net unrealized appreciation of investments based on that cost was $62,030 which is comprised of $121,450 aggregate gross unrealized appreciation and $59,420 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$507,285	$-	$-
Short-Term Investments	20,530
Total Assets:	$527,815	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the	$626 million
U.S. that have above average growth potential.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly-owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

Slowing economic growth and political uncertainty worked against the performance of international equities in 2018. Estimates of Eurozone growth were downgraded during the period, and Japan experienced an economic contraction in the second quarter before bouncing back in the third. Chinese growth stalled as well, due to declining domestic spending and worries that the U.S.-Chinese trade dispute would hinder economic growth. Political concerns weighed on growth in Europe, including the possibility of trade disruption due to Brexit and the election of a populist government in Italy. Despite the economic headwinds, growth was still positive in many countries and inflation remained low. Nonetheless, the confluence of economic and political issues in many countries raised concerns among investors, which ultimately weighed on equity prices worldwide.

PORTFOLIO RESULTS

The Portfolio returned (11.28%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned (12.48%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the International Multi-Cap Growth Funds peer group was (14.15%).

On a sector basis, security selection in the Information Technology, Health Care and Financials sectors contributed the most to relative returns. Perennial holdings Mastercard and Visa were the top contributors in the Information Technology sector as they benefited from a duopoly in global payment processing. In Health Care, a long-held position in Australia-based blood plasma company CSL Limited boosted returns, as volumes and pricing remained on a steady upward trajectory. In Financials, a newer position in market index and data provider MSCI and Indian financial services firm Housing Development Finance Corporation (“HDFC”) helped lift returns. The Portfolio trimmed its position in MSCI, realizing considerable gains, and added to its position in HDFC after interest rate concerns prompted a sell-off in Indian equity markets.

On the negative side, stock selection in the Consumer Staples and Consumer Discretionary sectors weighed on returns, as did a substantial underweight allocation to Consumer Staples. A modest, out-of-benchmark position in U.S.-based Philip Morris International hurt as next-generation products challenged the legacy tobacco manufacturers’ pricing power for the first time in decades.

Within the Consumer Discretionary sector, U.S.-based Mohawk Industries, a global floor coverings manufacturer, was responsible for a large portion of the losses. Cost pressure and a slowdown in U.S. residential home sales drove weaker returns in this cyclical business. The other major detractor was South Africa-based media conglomerate Naspers, which moved from the Consumer Discretionary sector to the Communications Services sector this year. This longtime Portfolio holding tends to move in the same direction as Chinese media firm Tencent, in which Naspers owns a significant stake. General emerging market currency weakness also hurt. The Portfolio reduced its position in Naspers throughout the latter half of the year, but maintained a modest position since the stock still traded at a significant discount to the sum of its parts.

International Growth Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

We target companies with multiyear structural growth prospects, high barriers to entry and attractive valuations, based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways. First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and loses sight of earnings power. Third, we attempt to capitalize on market dislocations driven by macro-shocks.

Over the past year, we have become more pessimistic about Consumer Staples companies, where the benefits of expansive physical distribution networks have diminished due to the rise of online shopping, enabling upstart online brands to challenge the pricing power and brand supremacy of many benchmark constituents. We remain optimistic about the long-term attractiveness of online payments, leading-edge lithography equipment and blood plasma businesses.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
International Growth Portfolio	-11.28%	0.90%	6.29%
MSCI EAFE® Growth Index (Gross)	-12.48%	2.00%	7.46%
MSCI® All Country World (ex-US) Growth Index (Gross)	-14.10%	2.06%	7.52%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Growth Funds Average	-14.15%	1.10%	7.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

   Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Nestle SA	5.2%
Roche Holding AG	3.5%
CSL, Ltd.	3.5%
SAP SE	3.4%
AIA Group, Ltd.	2.9%
ASML Holding NV	2.7%
Keyence Corp.	2.6%
Mastercard, Inc. - Class A	2.3%
Visa, Inc. - Class A	2.3%
Amadeus IT Group SA	2.2%

International Growth Portfolio (unaudited)

    Sector Allocation 12/31/18

Sector	% of Net Assets
Industrials	21.2%
Information Technology	18.9%
Financials	14.1%
Health Care	10.8%
Consumer Discretionary	8.8%
Consumer Staples	8.2%
Materials	7.4%
Short-Term Investments & Other Net Assets	5.9%
Communication Services	3.0%
Real Estate	1.3%
Energy	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (3.0%)
Alphabet, Inc. - Class A *	United States	9,400	9,823
Rightmove PLC	United Kingdom	331,700	1,827
Safaricom, Ltd.	Kenya	15,115,500	3,301
Schibsted ASA - Class B	Norway	125,299	3,801

Total			18,752

Consumer Discretionary (8.8%)
Alibaba Group Holding, Ltd., ADR*	China	36,879	5,055
Amazon.com, Inc.*	United States	1,500	2,253
Autoliv, Inc.	United States	57,700	4,052
Denso Corp.	Japan	150,400	6,675
Informa PLC	United Kingdom	787,698	6,327
InterContinental Hotels Group PLC, ADR	United Kingdom	208,089	11,360
Mohawk Industries, Inc.*	United States	24,900	2,912
Naspers, Ltd. - Class N	South Africa	24,000	4,825
USS Co., Ltd.	Japan	599,600	10,007
Veoneer, Inc.*	United States	54,200	1,277

Total			54,743

Consumer Staples (8.2%)
Alimentation Couche-Tard, Inc. - Class B	Canada	67,600	3,363
BGF Retail Co., Ltd.*	South Korea	15,224	2,783
Clicks Group, Ltd.	South Africa	320,152	4,260
Nestle SA	Switzerland	397,269	32,298
PriceSmart, Inc.	United States	33,500	1,980
Reckitt Benckiser Group PLC	United Kingdom	88,133	6,755
Total			51,439

Energy (0.4%)
Pason Systems, Inc.	Canada	88,700	1,188
PrairieSky Royalty, Ltd.	Canada	96,700	1,252
Total			2,440

Financials (13.7%)
AIA Group, Ltd.	Hong Kong	2,197,088	18,238
Berkshire Hathaway, Inc. - Class B*	United States	37,700	7,698
Deutsche Borse Aktiengesellschaft	Germany	39,100	4,702
Housing Development Finance Corp., Ltd.	India	277,963	7,823
Itau Unibanco Holding SA	Brazil	107,550	838
Jyske Bank A/S	Denmark	82,900	2,996
KBC Group NV	Belgium	94,532	6,139
Marsh & McLennan Cos., Inc.	United States	70,923	5,656
Moody’s Corp.	United States	42,800	5,994
MSCI, Inc.	United States	43,300	6,384
Prudential PLC	United Kingdom	558,263	9,976
S&P Global, Inc.	United States	37,000	6,288
Svenska Handelsbanken AB	Sweden	264,800	2,933

Total			85,665

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Health Care (10.8%)
Bayer AG	Germany	45,327	3,143
CSL, Ltd.	Australia	169,495	22,105
Grifols SA, ADR	Spain	235,196	4,318
Hoya Corp.	Japan	134,800	8,240
ResMed, Inc.	United States	65,900	7,504
Roche Holding AG	Switzerland	89,552	22,144

Total			67,454

Industrials (21.2%)
ANDRITZ AG	Austria	150,854	6,939
Assa Abloy AB - Class B	Sweden	739,000	13,213
Atlas Copco AB - Class A	Sweden	304,600	7,277
Auckland International Airport, Ltd.	New Zealand	621,955	2,997
BAE Systems PLC	United Kingdom	780,000	4,565
Canadian National Railway Co.	Canada	35,100	2,600
Canadian Pacific Railway, Ltd.	Canada	15,000	2,662
East Japan Railway Co.	Japan	88,600	7,875
Edenred	France	137,300	5,051
Elis SA	France	125,694	2,095
Epiroc AB*	Sweden	426,900	4,054
Experian PLC	Jersey	201,800	4,900
Fagerhult AB	Sweden	156,600	1,348
FANUC Corp.	Japan	35,300	5,307
Interpump Group SpA	Italy	142,000	4,222
Komatsu, Ltd.	Japan	197,500	4,207
Legrand SA	France	71,700	4,050
Loomis AB - Class B	Sweden	56,600	1,832
Melrose Industries PLC	United Kingdom	1,185,086	2,475
MISUMI Group, Inc.	Japan	297,100	6,201
MTU Aero Engines AG	Germany	31,400	5,703
Nabtesco Corp.	Japan	124,200	2,672
OSG Corp.	Japan	174,300	3,424
Prosegur Cia de Seguridad SA	Spain	687,100	3,481
Safran SA	France	90,100	10,881
Schindler Holding AG	Switzerland	40,878	8,096
SHO-BOND Holdings Co., Ltd.	Japan	65,400	4,828

Total			132,955

Information Technology (18.9%)
Amadeus IT Group SA	Spain	200,200	13,955
ASML Holding NV	Netherlands	108,700	17,082
Azbil Corp.	Japan	117,200	2,297
Black Knight, Inc.*	United States	80,000	3,605
Keyence Corp.	Japan	32,700	16,480
Mastercard, Inc. - Class A	United States	77,200	14,564
Nintendo Co., Ltd.	Japan	6,100	1,612
PayPal Holdings, Inc.*	United States	36,000	3,027
SAP SE	Germany	211,219	21,040
Spectris PLC	United Kingdom	124,400	3,614
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	934,000	6,780

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (93.7%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology continued
Visa, Inc. - Class A	United States	109,825	14,490

Total			118,546

Materials (7.4%)
CRH PLC, ADR	Ireland	373,100	9,831
Elementis PLC	United Kingdom	662,025	1,537
Franco-Nevada Corp.	Canada	43,500	3,050
James Hardie Industries PLC	Ireland	468,985	4,995
Linde PLC	Ireland	72,055	11,441
Martin Marietta Materials, Inc.	United States	35,600	6,119
The Sherwin-Williams Co.	United States	21,500	8,459
Tikkurila Oyj	Finland	78,800	1,086

Total			46,518

Real Estate (1.3%)
Merlin Properties Socimi SA	Spain	125,800	1,554
Shaftesbury PLC	United Kingdom	150,200	1,590
Vonovia SE	Germany	106,700	4,843

Total			7,987

Total Common Stocks
(Cost: $556,913)			586,499

Preferred Stocks (0.4%)	Country	Shares/ Par+	Value $ (000’s)

Financials (0.4%)
Itau Unibanco Holding SA	Brazil	296,400	2,728

Total			2,728

Total Preferred Stocks
(Cost: $2,473)			2,728

Short-Term Investments (5.8%)

Money Market Funds (5.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #	United States	36,273,239	36,273

Total			36,273

Total Short-Term Investments
(Cost: $36,273)			36,273

Total Investments (99.9%)
(Cost: $595,659)@			625,500

Other Assets, Less
Liabilities (0.1%)			582

Net Assets (100.0%)			626,082

Investments Percentage by Country is based on Net Assets:
United States	23.7%
Japan	12.8%
Switzerland	10.1%
United Kingdom	8.0%
Germany	6.4%
Other	38.9%
Total	99.9%

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Royal Bank of Canada	EUR	199	228	1/19	$-	p	$-	$-	p
Buy	Morgan Stanley Capital Services, Inc.	GBP	31	39	1/19	-	p	-	-	p
Buy	Morgan Stanley Capital Services, Inc.	JPY	7,175	66	1/19	1		-	1
Buy	Goldman Sachs International	JPY	5,620	51	1/19	1		-	1
Buy	Bank of America, N.A.	NOK	643	74	1/19	1		-	1
Buy	JP Morgan Chase Bank N.A	ZAR	5,825	405	1/19	-		(1)	(1)

						$3		$(1)	$2

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$ 3	-	$ 3	$ (1)	-	-	$ (1)

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $597,865 and the net unrealized appreciation of investments based on that cost was $27,637 which is comprised of $73,037 aggregate gross unrealized appreciation and $45,400 aggregate gross unrealized depreciation.

p	Amount is less than one thousand.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$2,728	$-
Common Stocks
Communication Services	14,951	3,801	-
Consumer Discretionary	38,061	16,682	-
Consumer Staples	16,358	35,081	-
Financials	74,196	11,469	-
Health Care	33,927	33,527	-
Industrials	45,757	87,198	-
Information Technology	70,337	48,209	-
Materials	33,991	12,527	-
Real Estate	3,144	4,843	-
All Others	2,440	-	-
Short-Term Investments	36,273	-	-
Other Financial Instruments^
Forward Currency Contracts	-	3	-
Total Assets:	$369,435	$256,068	$-
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(1)	-
Total Liabilities:	$-	$(1)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$596 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio also may invest in companies of any size.

MARKET OVERVIEW

During the reporting period, the U.S. Federal Reserve (the “Fed”) raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., the eurozone and Japan remained above trend, despite slower global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France. Growing concern about increasing global trade friction appears to have weighed on business sentiment, especially outside the U.S. Tighter financial conditions from rising U.S. interest rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market decline shortly after U.S. markets set record highs in September. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

PORTFOLIO RESULTS

The Portfolio returned (13.66%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned (13.78%) and (13.36%), respectively. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2018 of the International Multi-Cap Core Funds peer group was (13.49%).

Stock selection in the Information Technology sector contributed to performance relative to the Index. Within the sector, holdings of Mastercard, semiconductor company Mellanox Technologies and an overweight position in telecommunications equipment provider Ericsson (Sweden) boosted relative returns.

Stock selection in both the Materials and Consumer Discretionary sectors also aided relative performance. Within the Materials sector, an overweight position in industrial gas supplier Linde (Germany) helped relative results. In the Consumer Discretionary sector, an overweight position in global engineering company GKN (U.K.) boosted relative returns. Stocks in other sectors that contributed to relative performance included overweight positions in medical products and equipment manufacturer Terumo (Japan), parcel delivery services company Yamato (Japan) and pharmaceutical and diagnostic company Roche Holding (Switzerland). Additionally, the Portfolio’s position in risk management and human capital consulting services provider Aon further supported relative returns.

Stock selection in both the Consumer Staples and Industrials sectors detracted from relative performance. Within Consumer Staples, overweight positions in tobacco distributor British American Tobacco (U.K.) and drug store operator Sundrug (Japan) weighed on relative returns. Within the Industrials sector, overweight positions in household fixture manufacturer Toto (Japan) and mechanical engineering firm GEA Group (Germany) also hindered relative results.

Research International Core Portfolio (unaudited)

Security selection in the Health Care sector further weakened relative returns led by an overweight position in pharmaceutical company Bayer (Germany). Stocks in other sectors that detracted from relative performance included overweight positions in wealth management firm Julius Baer (Switzerland), investment management and banking firm UBS (Switzerland), global banking group BNP Paribas (France), diversified financial services firm Mitsubishi UFJ Financial Group (Japan), and banking and financial services firm Intesa Sanpaolo (Italy).

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the broader foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Research International Core Portfolio	-13.66%	0.19%	6.19%
MSCI® All Country World (ex-US) Index (Gross)	-13.78%	1.14%	7.06%
MSCI EAFE® Index (Gross)	-13.36%	1.00%	6.81%
Lipper® Variable Insurance Products (VIP) International Mulit-Cap Core Funds Average	-13.49%	0.14%	5.76%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers,

deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Research International Core Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Nestle SA	2.9%
Roche Holding AG	2.8%
Linde PLC	2.2%
Schneider Electric SE	1.9%
Novo Nordisk AS - Class B	1.9%
AIA Group, Ltd.	1.8%
UBS Group AG	1.6%
BP PLC	1.6%
Akzo Nobel NV	1.6%
Bayer AG	1.5%

   Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	19.6%
Industrials	13.5%
Consumer Staples	11.5%
Health Care	11.0%
Information Technology	9.7%
Materials	9.1%
Consumer Discretionary	6.9%
Energy	5.6%
Communication Services	4.8%
Utilities	3.8%
Real Estate	2.5%
Short-Term Investments & Other Net Assets	2.0%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (98.0%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (4.8%)
Advanced Info Service PCL	Thailand	675,300	3,578
Baidu, Inc., ADR*	Cayman Islands	7,239	1,148
Hellenic Telecommunications Organization SA	Greece	267,313	2,916
KDDI Corp.	Japan	338,600	8,069
NAVER Corp.*	South Korea	35,351	3,852
SoftBank Group Corp.	Japan	98,400	6,486
Tele2 AB	Sweden	178,467	2,280

Total			28,329

Consumer Discretionary (6.9%)
adidas AG	Germany	14,049	2,936
Dufry AG*	Switzerland	28,212	2,679
Koito Manufacturing Co., Ltd.	Japan	116,500	5,943
LVMH Moet Hennessy Louis Vuitton SE	France	29,417	8,703
Paddy Power Betfair PLC	Ireland	34,891	2,846
Techtronic Industries Co., Ltd.	Hong Kong	1,027,500	5,459
USS Co., Ltd.	Japan	369,700	6,170
WPP PLC	Jersey	293,951	3,172
Yum China Holdings, Inc.	United States	89,754	3,009

Total			40,917

Consumer Staples (11.5%)
Ambev SA, ADR	Brazil	574,809	2,253
British American Tobacco PLC	United Kingdom	242,935	7,741
Danone SA	France	93,226	6,570
Japan Tobacco, Inc.	Japan	217,500	5,160
Kao Corp.	Japan	65,100	4,800
L’Oreal SA	France	28,612	6,596
Nestle SA	Switzerland	215,427	17,514
Reckitt Benckiser Group PLC	United Kingdom	100,544	7,706
Sundrug Co., Ltd.	Japan	185,300	5,512
Tesco PLC	United Kingdom	1,913,222	4,636

Total			68,488

Energy (5.6%)
BP PLC	United Kingdom	1,490,794	9,424
Cairn Energy PLC*	United Kingdom	1,242,225	2,375
Caltex Australia, Ltd.	Australia	207,110	3,717
Enbridge, Inc.	Canada	134,935	4,192
Eni SpA	Italy	345,057	5,434
Galp Energia SGPS SA	Portugal Papua New	319,793	5,054
Oil Search, Ltd.	Guinea	640,229	3,229

Total			33,425

Financials (19.6%)
AEON Financial Service Co., Ltd.	Japan	344,900	6,196
AIA Group, Ltd.	Hong Kong	1,312,600	10,896
AIB Group PLC	Ireland	1,246,383	5,255

Common Stocks (98.0%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Aon PLC	United Kingdom	56,549	8,220
Bankia SA	Spain	554,478	1,626
Barclays PLC	United Kingdom	2,837,106	5,443
BNP Paribas SA	France	152,663	6,905
Cerved Information Solutions SpA	Italy	159,419	1,307
Erste Group Bank AG*	Austria	81,097	2,702
Euronext NV	Netherlands	8,398	484
HDFC Bank, Ltd.	India	263,660	8,013
Hiscox, Ltd.	Bermuda	288,591	5,963
Intesa Sanpaolo SpA	Italy	3,522,048	7,806
Julius Baer Group, Ltd.*	Switzerland	155,842	5,569
Jyske Bank A/S	Denmark	53,123	1,920
KBC Group NV	Belgium	102,805	6,676
Mitsubishi UFJ Financial Group, Inc.	Japan	1,317,200	6,495
Swiss Re AG	Switzerland	43,900	4,034
TMX Group, Ltd.	Canada	101,862	5,277
UBS Group AG*	Switzerland	780,745	9,746
Zurich Insurance Group AG	Switzerland	20,843	6,228

Total			116,761

Health Care (11.0%)
Bayer AG	Germany	130,405	9,043
Essilor International SA	France	68,237	8,635
Novo Nordisk AS - Class B	Denmark	240,385	11,050
Roche Holding AG	Switzerland	66,639	16,478
Santen Pharmaceutical Co., Ltd.	Japan	591,500	8,465
Sonic Healthcare, Ltd.	Australia	209,662	3,265
Terumo Corp.	Japan	153,200	8,607

Total			65,543

Industrials (13.5%)
Aena SA	Spain	28,093	4,369
Brambles, Ltd.	Australia	846,285	6,050
Daikin Industries, Ltd.	Japan	80,000	8,419
GEA Group AG	Germany	167,344	4,315
Hitachi, Ltd.	Japan	115,600	3,073
Kubota Corp.	Japan	505,800	7,122
Legrand SA	France	83,925	4,741
Malaysia Airports Holdings Bhd	Malaysia	848,200	1,720
Melrose Industries PLC	United Kingdom	1,300,142	2,715
RELX PLC	United Kingdom	379,032	7,804
Ritchie Bros Auctioneers, Inc.	Canada	101,631	3,325
Schindler Holding AG	Switzerland	29,306	5,822
Schneider Electric SE	France	164,123	11,230
TOTO, Ltd.	Japan	166,100	5,710
Yamato Holdings Co., Ltd.	Japan	143,200	3,902

Total			80,317

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (98.0%)	Country	Shares/ Par+	Value $ (000’s)

Information Technology (9.7%)
Amadeus IT Group SA	Spain	71,390	4,976
Check Point Software Technologies, Ltd.*	Israel	44,095	4,526
Cognizant Technology Solutions Corp. - Class A	United States	104,684	6,645
EPAM Systems, Inc.*	United States	45,836	5,317
Just Eat PLC*	United Kingdom	398,513	2,981
Mastercard, Inc. - Class A	United States	21,363	4,030
Mellanox Technologies, Ltd.*	Israel	43,431	4,012
Nomura Research Institute, Ltd.	Japan	104,400	3,838
NVIDIA Corp.	United States	7,043	940
Samsung Electronics Co., Ltd.	South Korea	58,469	2,023
Scout24 AG	Germany	68,695	3,162
Silicon Motion Technology Corp., ADR	Cayman Islands	44,015	1,519
Taiwan Semiconductor
Manufacturing Co., Ltd.	Taiwan	1,174,189	8,524
Telefonaktiebolaget LM
Ericsson - Class B	Sweden	572,247	5,044

Total			57,537

Materials (9.1%)
Akzo Nobel NV	Netherlands	115,366	9,306
Croda International PLC	United Kingdom	131,621	7,860
Kansai Paint Co. Ltd.	Japan	95,900	1,841
Linde PLC	Ireland	83,048	13,187
Nitto Denko Corp.	Japan	61,200	3,056
Rio Tinto PLC	United Kingdom	148,507	7,060
Sika AG	Switzerland	48,076	6,110

Common Stocks (98.0%)	Country	Shares/ Par+	Value $ (000’s)

Materials continued
Symrise AG	Germany	80,062	5,916

Total			54,336

Real Estate (2.5%)
Grand City Properties SA	Luxembourg	337,148	7,311
LEG Immobilien AG	Germany	73,071	7,630

Total			14,941

Utilities (3.8%)
APA Group	Australia	455,170	2,725
China Resources Gas Group, Ltd.	Bermuda	846,000	3,349
CLP Holdings, Ltd.	Hong Kong	473,000	5,346
E.ON SE	Germany	485,730	4,802
Iberdrola, SA	Spain	815,331	6,556

Total			22,778

Total Common Stocks
(Cost: $594,956)			583,372

Short-Term Investments (1.8%)

Money Market Funds (1.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	United States	10,797,418	10,797

Total			10,797

Total Short-Term Investments
(Cost: $10,797)			10,797

Total Investments (99.8%)
(Cost: $605,753)@			594,169

Other Assets, Less
Liabilities (0.2%)			1,416

Net Assets (100.0%)			595,585

Investments Percentage by Country is based on Net Assets:
Japan	18.1%
Switzerland	12.5%
United Kingdom	12.5%
France	9.1%
Germany	6.3%
United States	5.2%
Other	36.1%
Total	99.8%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $609,480 and the net unrealized depreciation of investments based on that cost was $15,311 which is comprised of $54,142 aggregate gross unrealized appreciation and $69,453 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$4,064	$24,265	$-
Consumer Discretionary	23,189	17,728	-
Consumer Staples	35,502	32,986	-
Energy	27,991	5,434	-
Financials	64,758	52,003	-
Health Care	11,900	53,643	-
Industrials	41,954	38,363	-
Information Technology	34,946	22,591	-
Materials	24,226	30,110	-
Utilities	17,976	4,802	-
All Others	-	14,941	-
Short-Term Investments	10,797	-	-
Total Assets:	$297,303	$296,866	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.6 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Templeton Investment Counsel, LLC (“Templeton”) to act as sub-adviser for the Portfolio. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that are believed to be undervalued. The Portfolio’s strategy reflects a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the Portfolio will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

MARKET OVERVIEW

The global economy expanded during 2018, despite weakness in certain regions. Global developed and emerging market stocks were helped at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest rate increases from the U.S. Federal Reserve (the “Fed”). However, various other factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ monetary policies. Markets were further pressured by U.S. trade disputes, with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks declined for the twelve months ended December 31, 2018.

PORTFOLIO RESULTS

The Portfolio returned (15.41%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Index (the “Index”), returned (13.78%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2018 of the International Multi-Cap Value Funds peer group was (17.37%).

The Portfolio underperformed its benchmark for the year. Relative weakness during 2018 was primarily attributable to stock-specific issues in the Financials sector, which offset the positive impact of an underweight in this weak-performing sector. European lenders BNP Paribas (France), ING Groep (Netherlands) and Bank of Ireland (Ireland) detracted from relative performance despite relatively low valuations. The Materials sector also detracted due to stock selection. Leading detractors included German chemicals firm LANXESS and the German and French cement-makers HeidelbergCement and Cie De St-Gobain. These stocks have fallen sharply on concerns of a cyclical slowdown.

The Information Technology and Consumer Discretionary sectors also hindered results. While the Portfolio’s cautious underweights in these generally expensive sectors were beneficial, stock-level weakness offset the positive impact.

Turning to contributors, stock selection and an overweight in the Communication Services sector buoyed relative returns. Luxembourg-based satellite specialist SES was a top contributor. Recent results showed stabilization in the firm’s video business and better-than-expected growth in other key segments.

Overweight positions in the Health Care and Energy sectors also benefited results. The portfolio manager believed that select Health Care stocks offered growth uncorrelated to the economy and steady earnings uncorrelated to bond yields. In Energy, the Portfolio continued rotating into more resilient, integrated stocks over the period.

From a regional standpoint, the vast majority of relative underperformance came from Europe, particularly France and Germany. In Asia, solid relative performance in China and Thailand offset the negative effects of positioning in South Korea and Hong Kong.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Templeton, the Portfolio’s sub-adviser.

International Equity Portfolio (unaudited)

Looking ahead, we see room for continued moderate global growth as China likely eases monetary policy and the Fed and European Central Bank manage their respective economic cycles. While valuations look extended in some parts of the market, we also see areas of opportunity, particularly outside the U.S. Volatility is likely to remain elevated given rising late-cycle risks, and the resultant dislocations should continue to present opportunities for disciplined stock pickers. The policy backdrop is also an important consideration given ongoing efforts to normalize what has been a very low interest rate environment by historical standards. This has caused markets to expect high profits, particularly in the U.S., due to President Trump’s pro-cyclical fiscal stimulus and the Information Technology sector, driven by optimistic growth assumptions and long-dated cash flows. Going forward, we continue to believe that the process of policy normalization will drive a rotation away from expensive growth stocks, to the benefit of low-cost value shares.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
International Equity Portfolio	-15.41%	-1.04%	6.08%
MSCI® All Country World (ex-US) Index (Gross)	-13.78%	1.14%	7.06%
MSCI EAFE® Index (Gross)	-13.36%	1.00%	6.81%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average	-17.37%	-1.06%	5.72%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Shire PLC	3.2%
Samsung Electronics Co., Ltd.	2.7%
BP PLC	2.7%
Royal Dutch Shell PLC - Class B	2.6%
Standard Chartered PLC	2.6%
Sanofi	2.3%
BNP Paribas SA	2.1%
Eni SpA	2.1%
TOTAL SA	2.0%
UBS Group AG	1.9%

International Equity Portfolio (unaudited)

Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	20.3%
Health Care	18.2%
Energy	12.1%
Communication Services	9.6%
Industrials	7.9%
Information Technology	7.4%
Materials	7.3%
Consumer Discretionary	5.7%
Consumer Staples	4.8%
Utilities	3.1%
Real Estate	2.0%
Short-Term Investments & Other Net Assets	1.6%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (97.9%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (9.6%)
Baidu, Inc., ADR*	Cayman Islands	110,710	17,559
China Mobile, Ltd.	China	2,588,300	24,906
China Telecom Corp., Ltd. - Class H	China	58,018,160	29,637
NetEase, Inc., ADR	Cayman Islands	47,570	11,197
Singapore Telecommunications, Ltd.	Singapore	11,610,330	24,959
SoftBank Group Corp.	Japan	109,430	7,213
Telefonica Deutschland Holding AG	Germany	5,195,420	20,329
Vodafone Group PLC	United Kingdom	9,251,794	18,030

Total			153,830

Consumer Discretionary (5.7%)
Cie Generale des Etablissements Michelin	France	147,808	14,683
Kingfisher PLC	United Kingdom	6,667,890	17,635
Panasonic Corp.	Japan	1,590,180	14,268
Ryohin Keikaku Co., Ltd.	Japan	39,360	9,579
SES SA	Luxembourg	1,489,270	28,513
Sumitomo Rubber Industries, Ltd.	Japan	510,910	6,080

Total			90,758

Consumer Staples (4.8%)
Ezaki Glico Co., Ltd.	Japan	385,810	19,487
Kirin Holdings Co., Ltd.	Japan	863,000	18,153
Seven & i Holdings Co., Ltd.	Japan	474,900	20,678
Suntory Beverage & Food, Ltd.	Japan	401,300	18,113

Total			76,431

Energy (12.1%)
BP PLC	United Kingdom	6,780,420	42,862
Eni SpA	Italy	2,106,695	33,177
Husky Energy, Inc.	Canada	1,528,240	15,795
Kunlun Energy Co., Ltd.	Bermuda	12,286,350	13,023
Royal Dutch Shell PLC - Class B	United Kingdom	1,390,125	41,461
SBM Offshore NV	Netherlands	1,073,090	15,891
TOTAL SA	France	603,530	31,933

Total			194,142

Financials (20.3%)
AXA SA	France	1,019,035	22,018
Bangkok Bank PCL	Thailand	4,208,000	26,269
Bank of Ireland Group PLC	Ireland	3,378,320	18,812
BNP Paribas SA	France	759,530	34,352
China Life Insurance Co., Ltd. - Class H	China	9,093,010	19,323
Credit Agricole SA	France	768,660	8,305
Hana Financial Group, Inc.	South Korea	601,660	19,524
HSBC Holdings PLC	United Kingdom	3,236,027	26,779
ING Groep NV	Netherlands	2,222,542	23,962
KB Financial Group, Inc., ADR*	South Korea	600,950	25,228
Standard Chartered PLC	United Kingdom	5,293,022	41,106

Common Stocks (97.9%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Sumitomo Mitsui Financial Group, Inc.	Japan	481,700	15,885
UBS Group AG*	Switzerland	2,447,310	30,550
UniCredit SpA	Italy	1,186,810	13,463

Total			325,576

Health Care (17.7%)
Astellas Pharma, Inc.	Japan	1,956,730	24,902
Bayer AG	Germany	350,908	24,332
Fresenius Medial Care AG & Co.	Germany	141,560	9,195
Getinge AB - Class B	Sweden	587,971	5,333
Merck KGaA	Germany	251,030	25,901
Novartis AG	Switzerland	264,160	22,625
Qiagen NV*	Netherlands	249,992	8,524
Roche Holding AG	Switzerland	96,190	23,785
Sanofi	France	416,285	36,087
Shanghai Pharmaceuticals Holding Co., Ltd.	China	7,252,510	14,745
Shire PLC	Jersey	866,540	50,475
Sinopharm Group Co., Ltd.	China	2,825,200	11,870
Teva Pharmaceutical Industries, Ltd., ADR*	Israel	1,712,820	26,412

Total			284,186

Industrials (7.9%)
A.P. Moeller - Maersk AS - Class B	Denmark	14,180	17,896
BAE Systems PLC	United Kingdom	1,355,650	7,935
Cie de Saint-Gobain	France	545,920	18,242
CK Hutchison Holdings, Ltd.	Cayman Islands	2,208,070	21,205
IHI Corp.	Japan	368,800	10,123
Siemens AG	Germany	159,550	17,795
Siemens AG, ADR	Germany	101,560	5,695
Vestas Wind Systems	Denmark	371,770	28,228

Total			127,119

Information Technology (7.4%)
Infineon Technologies AG	Germany	898,400	17,877
NXP Semiconductors NV	Netherlands	235,880	17,285
Omron Corp.	Japan	229,700	8,279
Quanta Computer, Inc.	Taiwan	4,807,820	8,213
Samsung Electronics Co., Ltd.*	South Korea	1,250,500	43,268
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3,188,135	23,144

Total			118,066

Materials (7.3%)
Akzo Nobel NV	Netherlands	256,360	20,678
CRH PLC	Ireland	1,089,030	28,747
Goldcorp Inc.	Canada	1,312,780	12,857
LANXESS AG	Germany	334,970	15,429
Novozymes AS - Class B	Denmark	177,130	7,917
Sumitomo Metal Mining Co., Ltd.	Japan	396,270	10,540

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Common Stocks (97.9%)	Country	Shares/ Par+	Value $ (000’s)

Materials continued
Wheaton Precious Metals Corp.	Canada	317,420	6,196
Yara International ASA	Norway	375,770	14,423

Total			116,787

Real Estate (2.0%)
CK Asset Holdings, Ltd.	Cayman Islands	2,040,070	14,929
Mitsui Fudosan Co., Ltd.	Japan	811,700	17,985

Total			32,914

Utilities (3.1%)
E.ON SE	Germany	2,611,800	25,822
Veolia Environnement SA	France	1,198,160	24,648

Total			50,470

Total Common Stocks
(Cost: $1,667,782)			1,570,279

Preferred Stocks (0.5%)	Country	Shares/ Par+	Value $ (000’s)

Health Care (0.5%)
Draegerwerk AG & Co. KGaA	Germany	134,600	7,181

Total			7,181

Total Preferred Stocks
(Cost: $15,079)			7,181

Short-Term Investments (1.4%)

Money Market Funds (1.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	United States	23,240,590	23,241

Total			23,241

Total Short-Term Investments
(Cost: $23,241)			23,241

Total Investments (99.8%)
(Cost: $1,706,102)@			1,600,701

Other Assets, Less
Liabilities (0.2%)			3,367

Net Assets (100.0%)			1,604,068

Investments Percentage by Country is based on Net Assets:
Japan	12.5%
United Kingdom	12.3%
France	11.8%
Germany	10.7%
China	6.2%
South Korea	5.5%
Netherlands	5.4%
Other	35.4%
Total	99.8%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,706,102 and the net unrealized depreciation of investments based on that cost was $105,401 which is comprised of $117,562 aggregate gross unrealized appreciation and $222,963 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$7,181	$-
Common Stocks
Communication Services	126,288	27,542	-
Consumer Discretionary	60,831	29,927	-
Energy	160,965	33,177	-
Financials	219,885	105,691	-
Health Care	139,589	144,597	-
Industrials	53,077	74,042	-
Information Technology	17,285	100,781	-
Materials	68,478	48,309	-
Real Estate	14,929	17,985	-
Utilities	24,648	25,822	-
All Others	-	76,431	-
Short-Term Investments	23,241	-	-
Total Assets:	$909,216	$691,485	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$675 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging markets retreated in 2018, with sentiment dampened by the widening U.S.-China trade dispute, signs of moderating economic expansion and rising interest rates. The U.S. dollar strengthened for most of the year, worsening a currency crisis in Turkey, which was already pressured by doubts about the central bank’s credibility. Meanwhile, slowing domestic growth weighed on Chinese mainland markets, prompting Beijing to implement a series of easing measures. Mexican stocks rallied on a revamped North American trade pact and President Lopez Obrador’s election win, but retreated after controversial policy decisions threatened to jeopardize investors’ interests.

PORTFOLIO RESULTS

The Portfolio returned (13.75%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned (14.25%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Emerging Markets Funds peer group was (16.46%).

An underweight allocation to China contributed to performance, as the market was hampered by worries in the Information Technology sector amid U.S. trade-related disruption worries, weaker-than-expected results from U.S. tech majors and a slowing domestic economy. At the stock level, China Resources Land rose on robust results and earnings upgrades, as well as expectations that China’s stimulus would lift the property sector. It also helped that the Portfolio did not hold three of China’s largest listed internet stocks, Alibaba, Baidu and JD.com.

In India, sentiment was lifted by falling oil prices later in the period and sustained growth in rural consumption. Housing Development Finance Corp and Kotak Mahindra Bank were among the best performers, as investors took refuge in higher quality lenders following a crisis involving non-banking financial companies. Tata Consultancy Services fared well thanks to improving demand for IT services, capital management efforts and rupee weakness that amplified its foreign-denominated revenues. Hindustan Unilever also contributed to relative return, driven by positive results amid rising rural demand.

Stock selection contributed to relative performance in Indonesia, where Astra’s latest results beat expectations thanks to United Tractor’s strong performance, stabilizing financial services and improving auto business. Likewise, Bank Central Asia posted expanded net interest margins and loan growth, alongside well-managed asset quality. The Portfolio’s Mexican holdings outperformed in a declining market, as Banorte and FEMSA proved relatively resilient following Lopez Obrador’s election.

On the downside, in Brazil, fuel distributor Ultrapar fell on weaker quarterly profit expectations amid rising competition. Food producer BRF was hampered by weak earnings, leadership uncertainty and probes into the alleged provision of substandard meat. However, the portfolio managers were encouraged by BRF’s new CEO, who should bring improved leadership going forward.

Stock selection in Korea also detracted from the Portfolio’s relative performance. Naver (formerly NHN Corp.) posted disappointing results, while Samsung Electronics was pressured by fears of a slowdown in the semiconductor and consumer electronics areas. The Energy sector was another key detractor, given the Portfolio’s underweight position, as exploration and production stocks rose amid robust oil prices earlier in the year.

Emerging Markets Equity Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

While we do not underplay the risks, we feel recent emerging market concerns have been overdone and expect sentiment to recover along with our higher quality holdings. As the effect from the U.S. tax cuts and fiscal stimulus fades, the relatively strong U.S. dollar should weaken, which would help emerging markets. Despite a temporary U.S.-China trade rapprochement, we think there will be prolonged tension and will continue to monitor developments. Meanwhile, China’s easing measures should prop up domestic consumption and stabilize growth. At the corporate level, our holdings are businesses with healthy fundamentals, wide economic moats and experienced management. With their solid balance sheets, they have been able to support improving returns to shareholders and their earnings forecasts remain positive despite the short-term volatility.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	-13.75%	-0.21%	6.69%
MSCI® Emerging Markets Index (Gross)	-14.25%	2.03%	8.39%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-16.46%	0.92%	7.39%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Investments in the securities of companies in developing nations impose risks different from, and greater than, risks of investing in developed countries.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of that sector.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Tencent Holdings, Ltd.	6.4%
Samsung Electronics Co., Ltd., Various	5.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.6%
Housing Development Finance Corp., Ltd.	4.0%
Banco Bradesco SA, ADR	3.5%
Ping An Insurance Group Co. of China, Ltd. - Class H	3.0%
Vale SA, ADR	2.5%
AIA Group, Ltd.	2.5%
Ayala Land, Inc.	2.3%
Astra International Tbk PT	2.3%

Emerging Markets Equity Portfolio (unaudited)

    Sector Allocation 12/31/18

Sector	% of Net Assets
Financials	25.6%
Information Technology	12.7%
Consumer Discretionary	12.5%
Communication Services	11.8%
Consumer Staples	11.2%
Materials	9.2%
Real Estate	6.5%
Energy	3.9%
Short-Term Investments & Other Net Assets	3.3%
Industrials	2.6%
Health Care	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Common Stocks (95.4%)	Country	Shares/ Par+	Value $ (000’s)

Communication Services (11.8%)
58.com, Inc., ADR*	Cayman Islands	101,354	5,494
Autohome, Inc., ADR	Cayman Islands	114,696	8,973
China Mobile, Ltd.	Hong Kong	1,063,500	10,234
MTN Group, Ltd.	South Africa	1,015,800	6,284
NAVER Corp.*	South Korea	49,620	5,406
Tencent Holdings, Ltd.	Cayman Islands	1,078,200	43,235

Total			79,626

Consumer Discretionary (12.5%)
Astra International Tbk PT	Indonesia	26,527,500	15,271
China International Travel Service Corp., Ltd.	China	1,272,467	11,147
Hero MotoCorp, Ltd.	India	133,100	5,891
Huazhu Group, Ltd., ADR	Cayman Islands	218,320	6,250
Lojas Renner SA	Brazil	880,644	9,667
Midea Group Co., Ltd.	China	1,117,999	6,037
Naspers, Ltd. - Class N	South Africa	39,100	7,860
SACI Falabella	Chile	821,570	6,000
Truworths International, Ltd.	South Africa	917,600	5,619
Yum China Holdings, Inc.	United States	309,509	10,378

Total			84,120

Consumer Staples (11.0%)
Ambev SA, ADR	Brazil	2,305,909	9,039
BIM Birlesik Magazalar AS	Turkey	473,600	7,785
BRF SA*	Brazil	698,635	3,981
Fomento Economico Mexicano SAB de CV, ADR	Mexico	151,100	13,002
Hindustan Unilever, Ltd.	India	331,022	8,619
ITC, Ltd.	India	3,035,790	12,245
Kweichow Moutai Co., Ltd.	China	163,880	14,070
Massmart Holdings, Ltd.	South Africa	783,400	5,637

Total			74,378

Energy (3.9%)
LUKOIL PJSC, ADR	Russia	195,706	13,979
Tenaris SA, ADR	Luxembourg	219,400	4,678
Ultrapar Participacoes SA	Brazil	547,339	7,447

Total			26,104

Financials (25.6%)
Aditya Birla Capital, Ltd.*	India	635,316	910
AIA Group, Ltd.	Hong Kong	2,055,200	17,060
Banco Bradesco SA, ADR	Brazil	2,398,723	23,723
Banco Santander Chile, ADR	Chile	211,312	6,318
Bank Central Asia Tbk PT	Indonesia	8,105,200	14,652
Bank of the Philippine Islands	Philippines	4,831,436	8,627
Bank Pekao SA	Poland	192,900	5,613
Grupo Financiero Banorte SAB de CV	Mexico	2,356,960	11,506
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	337,747	9,774
Housing Development Finance Corp., Ltd.	India	966,571	27,205

Common Stocks (95.4%)	Country	Shares/ Par+	Value $ (000’s)

Financials continued
Kotak Mahindra Bank, Ltd.	India	732,561	13,148
Ping An Insurance Group Co. of China, Ltd. - Class H	China	2,311,000	20,408
Public Bank Bhd	Malaysia	1,566,600	9,386
The Siam Commercial Bank PCL	Thailand	1,112,400	4,561

Total			172,891

Health Care (0.7%)
Richter Gedeon Nyrt	Hungary	101,900	1,974
Wuxi Biologics Cayman, Inc.*	Cayman Islands	396,500	2,539

Total			4,513

Industrials (2.6%)
Grupo Aeroportuario del Sureste SAB de CV - Class B	Mexico	554,980	8,371
Shanghai International Airport Co., Ltd.	China	1,255,182	9,323

Total			17,694

Information Technology (11.6%)
Hangzhou Hikvision Digital Technology Co., Ltd.	China	2,016,662	7,620
Samsung Electronics Co., Ltd.	South Korea	768,150	26,578
Sunny Optical Technology Group Co., Ltd.	Cayman Islands	265,900	2,363
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,284,290	31,101
Tata Consultancy Services, Ltd.	India	400,260	10,863

Total			78,525

Materials (9.2%)
Grasim Industries, Ltd.	India	593,500	7,032
Indocement Tunggal Prakarsa Tbk PT	Indonesia	5,235,000	6,715
LG Chem, Ltd.*	South Korea	29,120	9,019
The Siam Cement PCL	Thailand	950,600	12,729
UltraTech Cement, Ltd.	India	170,489	9,744
Vale SA, ADR	Brazil	1,302,100	17,175

Total			62,414

Real Estate (6.5%)
Ayala Land, Inc.	Philippines	20,202,000	15,633
China Resources Land, Ltd.	Cayman Islands	3,404,000	13,085
Hang Lung Group, Ltd.	Hong Kong	889,000	2,264
Hang Lung Properties, Ltd.	Hong Kong	2,326,000	4,432
Multiplan Empreendimentos Imobiliarios SA	Brazil	1,391,100	8,761

Total			44,175

Total Common Stocks
(Cost: $629,474)			644,440

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Preferred Stocks (1.3%)	Country	Shares/ Par+	Value $ (000’s)

Consumer Staples (0.2%)
Amorepacific Corp.*	South Korea	14,954	1,369

Total			1,369

Information Technology (1.1%)
Samsung Electronics Co., Ltd.	South Korea	266,300	7,596

Total			7,596

Total Preferred Stocks
(Cost: $12,070)			8,965

Short-Term Investments (2.3%)	Country	Shares/ Par+	Value $ (000’s)

Money Market Funds (2.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	United States	15,390,702	15,391

Total			15,391

Total Short-Term Investments
(Cost: $15,391)			15,391

Total Investments (99.0%)
(Cost: $656,935)@			668,796

Other Assets, Less
Liabilities (1.0%)			6,554

Net Assets (100.0%)			675,350

Investments Percentage by Country is based on Net Assets:
India	14.1%
Cayman Islands	12.1%
Brazil	11.8%
China	10.2%
South Korea	7.3%
Hong Kong	6.5%
Indonesia	5.5%
Other	31.5%

Total	99.0%

+	All par is stated in U.S Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $657,556 and the net unrealized appreciation of investments based on that cost was $11,240 which is comprised of $83,468 aggregate gross unrealized appreciation and $72,228 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$8,965	$-
Common Stocks
Communication Services	74,220	5,406	-
Consumer Discretionary	35,998	48,122	-
Consumer Staples	56,327	18,051	-
Energy	18,657	7,447	-
Financials	139,438	33,453	-
Health Care	2,539	1,974	-
Industrials	8,371	9,323	-
Information Technology	13,226	65,299	-
Materials	33,951	28,463	-
Real Estate	19,781	24,394	-
Short-Term Investments	15,391	-	-
Total Assets:	$417,899	$250,897	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$443 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

Noteworthy market conditions for the year ending December 31, 2018 included the continued steady removal of monetary accommodation by the U.S. Federal Reserve (the “Fed”), the ongoing gradual reduction of the Fed’s balance sheet, significant net Treasury supply, and geopolitical events, including tariffs, the Italian elections and Brexit uncertainty. All of these factors contributed to a strong performance year for money market funds in terms of return and flows, but a volatile year for the overall financial markets.

Treasury bill supply during the year was robust, hitting a non-crisis record of $384 billion in net supply during the year. In order to optimize Treasury bill auction schedule sizes, the U.S. Treasury introduced a two-month Treasury bill into the market in the fourth quarter of 2018. Additional dynamics affecting the U.S. money markets included the impact of tax reform and the anticipated repatriation flows as a result of this law. Many companies rapidly repatriated their cash back to the U.S. in order to put the money towards shareholder-friendly activities and hence reduced their cash positions.

PORTFOLIO RESULTS

The Portfolio returned 1.54% for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 1.87%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Money Market Funds peer group was 1.31%.

The Portfolio’s yield remained competitive throughout the year. In terms of sector allocation, the Portfolio selectively increased exposure to fixed rate Treasurys during the first quarter, while the high allocation to floating rate notes throughout the year contributed strongly to the Portfolio’s relative performance. The Portfolio’s allocation to floating rate notes was managed in a 20 to 30% range of the Portfolio’s net asset value. Another key security type in the Portfolio was tri-party repurchase agreements with a target allocation of 30% to 45% of the Portfolio’s net asset value. The large allocations to overnight tri-party repurchase agreements largely benefited the Portfolio with liquidity and competitive rates.

In terms of duration and management of the yield curve (a graphical representation of bond yields at different maturities), the Portfolio’s duration exposure was longer than its peer group during the first quarter. In response to increased expectations for multiple rate hikes in 2018, the Portfolio increased its weighted average maturity and weighted average life heading into the March Federal Open Market Committee (“FOMC”) meeting and captured elevated yields before the market repriced lower following the meeting. The Portfolio added exposure to Agency floating-rate securities in the second and fourth quarters as spreads widened meaningfully. During the fourth quarter, the Portfolio was oriented toward the shorter end of the curve with select purchases at longer maturities in anticipation of quarterly interest rate hikes through 2019.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

Government Money Market Portfolio (unaudited)

In our view, the Fed’s interest rate normalization campaign appears closer to winding down, although a few additional interest rate hikes remain possible in 2019. The implementation of a press conference after every FOMC meeting reinforces our outlook that policy changes could reasonably occur during all of the scheduled FOMC meeting dates.

In terms of the supply outlook, the net new supply of Treasury bills will continue to grow aggressively in 2019; however, the supply will be volatile and is expected to contract during the first quarter of 2019 as the U.S. Treasury reduces its cash balance to reinstate the debt ceiling in early March. In the event that Congress does not address the debt ceiling in a timely fashion, we anticipate that extraordinary measures would be used to provide additional borrowing authority until around the third quarter of 2019.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.270%#	509,300	509

Total		509

Repurchase Agreements (39.9%)
Tri-Party Bank of Montreal, 2.850%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $25,003,958, collateralized by various US Treasury obligations, 0.000% to 3.000%, due from 1/15/2019 to 2/15/2048, aggregate par and fair value of $25,999,363 and $25,500,034, respectively)	25,000,000	25,000
Tri-Party Bank of Nova Scotia, 2.900%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $20,003,222, collateralized by US Treasury Bond, 7.875%, due 2/15/2021, par and fair value of $18,391,790 and $20,403,392, respectively)	20,000,000	20,000
Tri-Party BNP Paribas, 2.950%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,639, collateralized by various US Treasury obligations, 1.125% to 2.625%, due from 12/31/2019 to 5/31/2022, aggregate par and fair value of $10,402,208 and $10,200,072, respectively)	10,000,000	10,000
Tri-Party BNP Paribas, 3.000%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $6,001,000, collateralized by various US government sponsored agency obligations, 3.000% to 6.500%, due from 12/15/2033 to 12/20/2047, aggregate par and fair value of $6,226,760 and $6,120,001, respectively)	6,000,000	6,000
Tri-Party Citigroup Global Markets, Inc., 2.900%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,611, collateralized by various US Treasury obligations, 2.750% to 3.000%, due from 9/15/2021 to 9/30/2025, aggregate par and fair value of $10,112,059 and $10,200,073, respectively)	10,000,000	10,000
Tri-Party Citigroup Global Markets, Inc., 2.950%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,639, collateralized by various US Treasury obligations and US government sponsored agency, 1.435% to 2.750%, due from 1/31/2020 to 2/15/2028, aggregate par and fair value of $10,207,027 and $10,200,058, respectively)	10,000,000	10,000

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)

Repurchase Agreements continued
Tri-Party Credit Agricole, 3.000%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,667, collateralized by US government sponsored agency, 4.000%, due 8/1/2048, par and fair value of $10,020,060 and $10,300,000, respectively)	10,000,000	10,000
Tri-Party Goldman Sachs Group LP, 2.900%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,611, collateralized by US government sponsored agency, 3.000%, due 4/1/2033, par and fair value of $10,334,238 and $10,300,000, respectively)	10,000,000	10,000
Tri-Party HSBC Securities, 3.000%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,667, collateralized by various US Treasury obligations, 0.000% to 3.000%, due from 2/15/2019 to 11/15/2048, aggregate par and fair value of $15,229,877 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party Mitsubishi UFJ, 3.000%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,667, collateralized by various US government sponsored agency obligations, 3.500% to 3.625%, due from 3/1/2043 to 5/20/2044, aggregate par and fair value of $10,246,518 and $10,291,180, respectively)	10,000,000	10,000
Tri-Party Mizuho Securities, 2.950%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $10,001,639, collateralized by US Treasury Note, 2.625%, due 12/31/2023, par and fair value of $10,175,000 and $10,200,031, respectively)	10,000,000	10,000
Tri-Party Natixis S.A., 2.850%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $15,002,375, collateralized by various US Treasury obligations, 2.000% to 8.125%, due from 5/15/2021 to 2/15/2036, aggregate par and fair value of $15,864,455 and $15,300,013, respectively)	15,000,000	15,000
Tri-Party Natixis S.A., 2.900%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $5,000,806, collateralized by various US Treasury obligations and various US government sponsored agency obligations, 0.125% to 8.750%, due from 1/21/2020 to 8/1/2048, aggregate par and fair value of $5,196,519 and $5,111,200, respectively)	5,000,000	5,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)
Repurchase Agreements continued
Tri-Party TD Securities, 3.000%, 1/2/19 (Purchased on 12/31/18, to be repurchased at $26,004,333, collateralized by US government sponsored agency, 3.500%, due 2/1/2048, par and fair value of $26,854,387 and $26,780,000, respectively)	26,000,000	26,000

Total		177,000

US Government & Agencies (59.6%)
Federal Farm Credit Bank, 0.000%, 1/4/19	2,220,000	2,219
Federal Farm Credit Bank, 0.000%, 1/15/19	6,395,000	6,389
Federal Farm Credit Bank, 0.000%, 1/16/19	4,380,000	4,376
Federal Farm Credit Bank, 0.000%, 2/4/19	2,505,000	2,500
Federal Farm Credit Bank, 0.000%, 3/11/19	2,440,000	2,430
Federal Farm Credit Bank, 0.000%, 3/19/19	2,440,000	2,428
Federal Farm Credit Bank, 0.000%, 4/12/19	635,000	631
Federal Farm Credit Bank, 0.000%, 6/17/19	2,495,000	2,467
Federal Farm Credit Bank, 0.000%, 6/28/19	1,730,000	1,709
Federal Farm Credit Bank, 0.000%, 7/22/19	2,225,000	2,193
Federal Farm Credit Bank, 0.000%, 7/23/19	4,115,000	4,057
Federal Farm Credit Bank, 0.000%, 7/29/19	10,480,000	10,323
Federal Farm Credit Bank, 0.000%, 8/15/19	2,320,000	2,285
Federal Farm Credit Bank, 0.000%, 9/12/19	1,585,000	1,556
Federal Farm Credit Bank, 2.333%, (ICE LIBOR USD 1 Month less 0.050%), 2/7/20	4,910,000	4,910
Federal Farm Credit Bank, 2.360%, (ICE LIBOR USD 1 Month less 0.040%), 9/11/20	1,975,000	1,975
Federal Farm Credit Bank, 2.405%, (ICE LIBOR USD 1 Month less 0.050%), 8/17/20	1,445,000	1,445
Federal Farm Credit Bank, 2.411%, (ICE LIBOR USD 1 Month less 0.095%), 7/25/19	4,500,000	4,499
Federal Farm Credit Bank, 2.465%, (ICE LIBOR USD 1 Month plus 0.025%), 12/14/20	2,185,000	2,185
Federal Farm Credit Bank, 2.470%, (ICE LIBOR USD 1 Month), 6/19/20	4,000,000	4,003
Federal Farm Credit Bank, 2.506%, (ICE LIBOR USD 1 Month), 6/26/20	1,880,000	1,880
Federal Home Loan Bank, 0.000%, 1/4/19	1,690,000	1,690
Federal Home Loan Bank, 0.000%, 1/9/19	6,085,000	6,082
Federal Home Loan Bank, 0.000%, 1/11/19	3,610,000	3,608
Federal Home Loan Bank, 0.000%, 1/16/19	10,250,000	10,240
Federal Home Loan Bank, 0.000%, 1/23/19	1,350,000	1,348
Federal Home Loan Bank, 0.000%, 2/5/19	1,370,000	1,367
Federal Home Loan Bank, 0.000%, 2/6/19	8,565,000	8,545
Federal Home Loan Bank, 0.000%, 2/11/19	4,185,000	4,174
Federal Home Loan Bank, 0.000%, 2/13/19	5,735,000	5,719
Federal Home Loan Bank, 0.000%, 2/15/19	2,520,000	2,512
Federal Home Loan Bank, 0.000%, 2/20/19	1,180,000	1,176
Federal Home Loan Bank, 0.000%, 3/6/19	600,000	598
Federal Home Loan Bank, 0.000%, 3/20/19	4,000,000	3,980
Federal Home Loan Bank, 0.000%, 3/27/19	16,500,000	16,405
Federal Home Loan Bank, 0.000%, 6/21/19	2,505,000	2,475
Federal Home Loan Bank, 2.219%, (ICE LIBOR USD 1 Month less 0.130%), 2/1/19	2,750,000	2,750
Federal Home Loan Bank, 2.302%, (ICE LIBOR USD 1 Month less 0.085%), 9/9/19	5,370,000	5,370

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)
US Government & Agencies continued
Federal Home Loan Bank, 2.310%, (ICE LIBOR USD 3 Month less 0.140%), 4/20/20	2,670,000	2,670
Federal Home Loan Bank, 2.330%, (ICE LIBOR USD 1 Month less 0.070%), 2/11/19	1,010,000	1,010
Federal Home Loan Bank, 2.340%, (ICE LIBOR USD 1 Month less 0.060%), 9/11/19	4,000,000	4,000
Federal Home Loan Bank, 2.350%, (ICE LIBOR USD 1 Month less 0.090%), 6/14/19	5,230,000	5,230
Federal Home Loan Bank, 2.365%, (ICE LIBOR USD 1 Month less 0.105%), 7/19/19	6,745,000	6,745
Federal Home Loan Bank, 2.386%, (ICE LIBOR USD 1 Month less 0.120%), 3/25/19	6,000,000	6,000
Federal Home Loan Bank, 2.390%, (ICE LIBOR USD 1 Month less 0.065%), 9/17/19	2,040,000	2,040
Federal Home Loan Bank, 2.391%, (ICE LIBOR USD 1 Month less 0.115%), 2/25/19	5,000,000	5,000
Federal Home Loan Bank, 2.415%, (ICE LIBOR USD 1 Month less 0.040%), 4/17/20	6,050,000	6,049
Federal Home Loan Bank, 2.416%, (ICE LIBOR USD 1 Month less 0.090%), 1/25/19	3,650,000	3,650
Federal Home Loan Bank, 2.426%, (ICE LIBOR USD 1 Month less 0.080%), 8/27/19	3,045,000	3,045
Federal Home Loan Bank, 2.444%, (ICE LIBOR USD 1 Month less 0.060%), 2/24/20	3,780,000	3,780
Federal Home Loan Bank, 2.456%, (ICE LIBOR USD 1 Month less 0.050%), 6/28/19	1,080,000	1,080
Federal Home Loan Bank, 2.458%, (ICE LIBOR USD 1 Month less 0.045%), 6/24/19	1,955,000	1,955
Federal Home Loan Bank, 2.459%, (ICE LIBOR USD 1 Month less 0.045%), 6/20/19	490,000	490
Federal Home Loan Bank, 2.459%, (ICE LIBOR USD 1 Month less 0.045%), 6/24/19	980,000	980
Federal Home Loan Bank, 2.459%, (ICE LIBOR USD 1 Month less 0.045%), 6/28/19	490,000	490
Federal Home Loan Bank, 2.500%, (US SOFR plus 0.040%), 6/21/19	740,000	740
Federal Home Loan Bank, 2.616%, (ICE LIBOR USD 3 Month less 0.160%), 6/12/19	1,390,000	1,390
Federal Home Loan Bank, 2.631%, (ICE LIBOR USD 3 Month less 0.160%), 6/20/19	1,950,000	1,950

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Bank, 2.632%, (ICE LIBOR USD 3 Month less 0.160%), 6/20/19	1,600,000	1,600
Federal Home Loan Bank, 2.664%, (ICE LIBOR USD 3 Month less 0.140%), 12/19/19	1,770,000	1,770
Federal Home Loan Bank, 2.665%, (ICE LIBOR USD 3 Month less 0.125%), 12/21/20	2,880,000	2,880
Federal Home Loan Mortgage Corp., 2.287%, (ICE LIBOR USD 1 Month less 0.100%), 8/8/19	3,975,000	3,974
Federal National Mortgage Association, 0.000%, 1/9/19	4,655,000	4,653
US Treasury, 0.000%, 1/17/19	27,500,000	27,474

Money Market Investments (99.6%)	Shares/ Par+	Value $ (000’s)

US Government & Agencies continued
US Treasury, 0.000%, 1/29/19	1,900,000	1,896
US Treasury, 0.000%, 2/7/19	6,795,000	6,780
US Treasury, 0.000%, 2/21/19	3,095,000	3,085
US Treasury, 0.000%, 6/6/19	1,775,000	1,756
US Treasury, 1.125%, 1/31/19	190,000	190
US Treasury, 1.250%, 1/31/19	190,000	190
US Treasury, 2.475%, (US Treasury 3 Month Bill Money Market Yield plus 0.045%), 10/31/20	5,000,000	4,990

Total		264,031

Total Money Market Investments		441,540

(Cost: $441,540)

Total Investments (99.6%)		441,540

(Cost: $441,540)
Other Assets, Less		1,934

Liabilities (0.4%)
Net Assets (100.0%)		443,474

+	All par is stated in U.S Dollar unless otherwise noted.

#	7-Day yield as of 12/31/2018.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments
Money Market Funds	$509	$-	$-
All Others	-	441,031	-
Total Assets:	$509	$441,031	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$307 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s average effective maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

For most of 2018, the yield curve (a graphical representation of bond yields at different maturities) flattened amid expectations of further interest rate increases resulting from stronger economic and sustained employment growth. Short-term Treasury yields rose as the U.S. Federal Reserve (the “Fed”) raised interest rates four times during the year, while longer-term yields increased more modestly. Contained inflation pressures and demand for duration supported longer-term securities. Corporate debt issuance was more modest in 2018, leading to favorable technical conditions for most of the year. Despite generally strong earnings reports, corporate bonds significantly underperformed U.S. Treasurys late in the year amid notable equity market volatility that drove investor demand for low-risk government debt.

PORTFOLIO RESULTS

The Portfolio returned 1.36% for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® 1–3 Year U.S. Government/Credit Index (the “Index”), returned 1.60%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Short Investment Grade Debt Funds peer group was 1.19%.

The Portfolio posted positive returns for the period but underperformed the Index. Yield curve positioning held back relative performance, while overall sector allocation decisions and security selection supported returns.

The Portfolio was tactically positioned with a shorter duration than the Index as a defensive stance to protect against interest rate risk as rates rose. This positioning caused the Portfolio to have a lower yield than the Index, leading to underperformance. While overall sector allocation was beneficial, select allocations detracted from performance. An underweight allocation to the Government-related sector modestly underperformed. These state-owned entities outperformed Treasurys, as they are less directly affected by changes in interest rates. An out-of-benchmark allocation to Treasury Inflation Protected Securities (“TIPS”) weighed on relative performance as inflation expectations moderated throughout the year. Security selection within crossover corporate bonds was a modest drag on performance. Select bonds from Italian bank holdings declined amid investor concerns about Italy’s large public debt.

Demand from investors looking to reduce interest rate risk provided support for short-maturity corporate bonds. As a result, the Portfolio’s significant overweight allocation to corporates provided a positive contribution to relative results. Strong corporate earnings reports, supported by federal tax cuts and generally solid economic growth, supported investor sentiment for the majority of the year. Concerns about global trade amid tariff disputes between the U.S. and China, however, weighed on corporate issues near the end of the year. The Portfolio’s structural underweight to Treasurys contributed to relative return, as investors sought higher yielding, high quality investments with short durations.

The Portfolio’s out-of-benchmark exposure to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) was beneficial, while mortgage-backed securities (“MBS”) were a modest drag on results. High-quality CMBS and ABS provided an incremental yield advantage over Treasurys. Positive consumer fundamentals continued to support the ABS sector and fundamentals remained supportive within the CMBS sector.

Short-Term Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Our outlook for the coming months remains somewhat guarded, which is reflected in the Portfolio’s relatively defensive profile. Growth slowed overseas in 2018 and is beginning to slow in the U.S. as the year comes to an end. Fiscal stimulus from tax cuts and spending increases will fade throughout 2019. Led by the Fed, global central banks have been withdrawing liquidity over the past year. However, current rates are at or near the neutral rate, which should allow the Fed more flexibility in its policy decisions. We favor higher quality, higher liquidity names with short durations. By focusing on bonds maturing within the next 18 months, we are able to benefit in a variety of credit environments.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	1.36%	1.09%	1.93%
Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index	1.60%	1.03%	1.52%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	1.19%	0.76%	1.60%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Short-Term Bond Portfolio (unaudited)

   Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
US Treasury, Various	11.7%
Federal National Mortgage Association, Various	3.4%
Government National Mortgage Association, Various	1.3%
Federal Home Loan Bank, 2.625%, 5/28/20	0.7%
Shire Acquisitions Investments Ireland Designated Activity Co., Various	0.7%
Bank of America Corp., Various	0.7%
SBA Tower Trust, Various	0.6%
The Goldman Sachs Group, Inc., Various	0.6%
Dell International LLC / EMC Corp., 3.48%, 6/1/19	0.6%
Keysight Technologies, Inc., 3.3%, 10/30/19	0.6%

   Sector Allocation 12/31/18

Sector	% of Net Assets
Corporate Bonds	51.2%
Structured Products	35.8%
Governments	11.7%
Short-Term Investments & Other Net Assets	1.2%
Municipal Bonds	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Basic Materials (2.5%)
Anglo American Capital PLC
3.750%, 4/10/22 144A	315,000	308
4.125%, 9/27/22 144A	295,000	291
ArcelorMittal 5.250%, 8/5/20	770,000	783
Celulosa Arauco y Constitucion SA 7.250%, 7/29/19	400,000	408
CNAC HK Finbridge Co., Ltd. 3.000%, 7/19/20 §	390,000	385
4.125%, 3/14/21 144A §	360,000	360
DowDuPont, Inc. 3.766%, 11/15/20	520,000	525
International Flavors & Fragrances, Inc. 3.400%, 9/25/20	195,000	195
INVISTA Finance LLC 4.250%, 10/15/19 144A	515,000	511
LyondellBasell Industries NV 5.000%, 4/15/19	199,000	199
6.000%, 11/15/21	280,000	296
Sherwin-Williams Co. 2.250%, 5/15/20 ß	1,550,000	1,526
Solvay Finance America LLC 3.400%, 12/3/20 144A ß	1,120,000	1,119
Southern Copper Corp. 5.375%, 4/16/20	245,000	250
Syngenta Finance NV 3.698%, 4/24/20 144A	435,000	432

Total		7,588

Communications (4.2%)
Alibaba Group Holding, Ltd. 2.500%, 11/28/19	870,000	865
America Movil SAB de CV 5.000%, 10/16/19	100,000	101
5.000%, 3/30/20	720,000	732
Axiata SPV2 Bhd 3.466%, 11/19/20 §	200,000	200
Baidu, Inc. 2.750%, 6/9/19 ß	1,140,000	1,138
British Telecommunications PLC 2.350%, 2/14/19	250,000	250
Charter Communications Operating LLC /
Charter Communications Operating Capital Corp. 3.579%, 7/23/20	630,000	629
Comcast Corp. 3.700%, 4/15/24	810,000	815
Crown Castle Towers LLC 3.720%, 7/15/43 144A	300,000	299
Discovery Communications LLC 2.200%, 9/20/19	265,000	262
eBay, Inc. 2.150%, 6/5/20	375,000	370
The Interpublic Group of Companies, Inc. 3.500%, 10/1/20	140,000	140

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Communications continued
JD.com, Inc. 3.125%, 4/29/21	520,000	503
NBCUniversal Media LLC 5.150%, 4/30/20	716,000	735
Neptune Finco Corp. 10.875%, 10/15/25 144A	337,000	378
Omnicom Group, Inc. 4.450%, 8/15/20	400,000	407
6.250%, 7/15/19	615,000	625
The Priceline Group, Inc. 2.750%, 3/15/23	150,000	144
RELX Capital, Inc. 3.500%, 3/16/23	270,000	268
SES GLOBAL Americas Holdings GP 2.500%, 3/25/19 144A	180,000	180
Telefonica Emisiones SAU 5.134%, 4/27/20	260,000	265
Telefonos de Mexico SAB de CV 5.500%, 11/15/19	480,000	488
Tencent Holdings, Ltd. 2.875%, 2/11/20 144A	585,000	582
3.375%, 5/2/19 144A	520,000	521
Time Warner Cable LLC 8.250%, 4/1/19	970,000	981
8.750%, 2/14/19	590,000	593
Warner Media LLC 2.100%, 6/1/19	250,000	249

Total		12,720

Consumer, Cyclical (4.5%)
Aptiv PLC 3.150%, 11/19/20	510,000	506
AutoZone, Inc. 1.625%, 4/21/19	65,000	65
BMW US Capital LLC 2.835%, (ICE LIBOR USD 3 Month plus 0.410%), 4/12/21 144A	525,000	520
3.118%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21 144A	390,000	386
D.R. Horton, Inc. 2.550%, 12/1/20	240,000	234
Daimler Finance North America LLC 1.750%, 10/30/19 144A	480,000	474
2.300%, 2/12/21 144A	705,000	688
3.100%, 5/4/20 144A	290,000	288
Delta Air Lines, Inc. 2.875%, 3/13/20	295,000	293
3.800%, 4/19/23	620,000	610
Dollar Tree, Inc. 3.149%, (ICE LIBOR USD 3 Month plus 0.700%), 4/17/20	585,000	581
Ford Motor Credit Co. LLC 2.021%, 5/3/19	455,000	453
2.343%, 11/2/20	200,000	192
2.459%, 3/27/20	245,000	240
2.681%, 1/9/20	315,000	310

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
3.470%, 4/5/21	200,000	194
General Motors Financial Co., Inc. 3.100%, 1/15/19	580,000	580
3.200%, 7/13/20	740,000	731
3.258%, (ICE LIBOR USD 3 Month plus 0.850%), 4/9/21	350,000	342
Harley-Davidson Financial Services, Inc. 3.146%, (ICE LIBOR USD 3 Month plus 0.500%), 5/21/20 144A	375,000	374
3.647%, (ICE LIBOR USD 3 Month plus 0.940%), 3/2/21 144A	470,000	470
Hyundai Capital America 2.000%, 7/1/19 144A	400,000	397
2.500%, 3/18/19 144A	1,020,000	1,018
2.550%, 2/6/19 144A	200,000	200
Nissan Motor Acceptance Corp. 1.550%, 9/13/19 144A	340,000	335
3.650%, 9/21/21 144A	405,000	403
PACCAR Financial Corp. 3.100%, 5/10/21	585,000	583
QVC, Inc. 3.125%, 4/1/19	910,000	908
Royal Caribbean Cruises, Ltd. 2.650%, 11/28/20	125,000	123
Southwest Airlines Co. 2.750%, 11/6/19	280,000	279
Volkswagen Group of America Finance LLC 3.875%, 11/13/20 144A	465,000	467
Walmart, Inc. 3.125%, 6/23/21	555,000	559

Total		13,803

Consumer, Non-cyclical (6.9%)
Abbott Laboratories 2.900%, 11/30/21	480,000	475
AbbVie, Inc. 2.300%, 5/14/21	375,000	366
Anthem, Inc. 2.250%, 8/15/19	500,000	497
2.500%, 11/21/20	105,000	104
BAT Capital Corp. 2.297%, 8/14/20 ß	1,210,000	1,181
Bayer US Finance II LLC 3.003%, (ICE LIBOR USD 3 Month plus 0.630%), 6/25/21 144A	580,000	572
3.500%, 6/25/21 144A	310,000	308
Bayer US Finance LLC 2.375%, 10/8/19 144A	440,000	437
Biogen, Inc. 2.900%, 9/15/20	230,000	229
Bunge, Ltd. Finance Corp. 3.500%, 11/24/20	375,000	374
Campbell Soup Co. 3.288%, (ICE LIBOR USD 3 Month plus 0.500%), 3/16/20	475,000	471
3.418%, (ICE LIBOR USD 3 Month plus 0.630%), 3/15/21	475,000	466
Celgene Corp. 2.250%, 5/15/19	340,000	339
2.875%, 8/15/20	567,000	563
2.875%, 2/19/21	320,000	317

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Conagra Brands, Inc. 3.219%, (ICE LIBOR USD 3 Month plus 0.750%), 10/22/20	215,000	214
CVS Health Corp. 3.125%, 3/9/20	390,000	389
3.350%, 3/9/21	635,000	633
3.397%, (ICE LIBOR USD 3 Month plus 0.630%), 3/9/20	295,000	294
3.487%, (ICE LIBOR USD 3 Month plus 0.720%), 3/9/21	320,000	317
Danone SA 1.691%, 10/30/19 144A	1,070,000	1,055
EMD Finance LLC 2.400%, 3/19/20 144A	460,000	455
Equifax, Inc. 2.300%, 6/1/21	150,000	145
3.486%, (ICE LIBOR USD 3 Month plus 0.870%), 8/15/21	285,000	282
3.600%, 8/15/21	275,000	275
ERAC USA Finance LLC 2.350%, 10/15/19 144A	110,000	109
Express Scripts Holding Co. 2.250%, 6/15/19	70,000	70
3.457%, (ICE LIBOR USD 3 Month plus 0.750%), 11/30/20	750,000	750
General Mills, Inc. 2.976%, (ICE LIBOR USD 3 Month plus 0.540%), 4/16/21	910,000	896
Halfmoon Parent, Inc. 3.400%, 9/17/21 144A	175,000	175
3.438%, (ICE LIBOR USD 3 Month plus 0.650%), 9/17/21 144A	315,000	311
Humana, Inc. 2.625%, 10/1/19	190,000	189
Imperial Brands Finance PLC 2.950%, 7/21/20 144A	945,000	931
Johnson & Johnson 1.950%, 11/10/20	225,000	222
The Kroger Co. 1.500%, 9/30/19	272,000	268
2.300%, 1/15/19	165,000	165
Maple Escrow Subsidiary, Inc. 3.551%, 5/25/21 144A	770,000	769
McKesson Corp. 3.650%, 11/30/20	650,000	653
Medco Health Solutions, Inc. 4.125%, 9/15/20	325,000	328
Molson Coors Brewing Co. - Class B 2.250%, 3/15/20	430,000	424
Reynolds American, Inc. 3.250%, 6/12/20	145,000	144
8.125%, 6/23/19	160,000	163
Shire Acquisitions Investments Ireland Designated Activity Co. 1.900%, 9/23/19 ß	2,120,000	2,090
Takeda Pharmaceutical Co., Ltd. 3.800%, 11/26/20 144A	385,000	387
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 7/19/19	1,055,000	1,039

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Tyson Foods, Inc. 2.250%, 8/23/21	280,000	271

Total		21,112

Energy (4.1%)
Cenovus Energy, Inc. 5.700%, 10/15/19	601,923	613
China Shenhua Overseas Capital Co., Ltd. 3.125%, 1/20/20 144A §	785,000	780
Columbia Pipeline Group, Inc. 3.300%, 6/1/20	535,000	533
DCP Midstream Operating LP 2.700%, 4/1/19	430,000	427
Enable Midstream Partners LP 2.400%, 5/15/19	295,000	293
Enbridge Energy Partners LP 9.875%, 3/1/19	790,000	798
Encana Corp. 6.500%, 5/15/19	370,000	374
Eni SpA 4.000%, 9/12/23 144A	200,000	197
EnLink Midstream Partners LP 2.700%, 4/1/19	285,000	283
Enterprise Products Operating LLC 2.800%, 2/15/21	480,000	475
3.500%, 2/1/22	500,000	501
6.500%, 1/31/19	250,000	251
Exxon Mobil Corp. 3.109%, (ICE LIBOR USD 3 Month plus 0.370%), 3/6/22	1,110,000	1,109
Kinder Morgan Energy Partners LP 9.000%, 2/1/19	415,000	417
Magellan Midstream Partners LP 6.550%, 7/15/19	480,000	487
Marathon Oil Corp. 2.700%, 6/1/20	240,000	236
ONEOK Partners LP 8.625%, 3/1/19	462,000	465
Petroleos Mexicanos 5.500%, 1/21/21	75,000	75
6.375%, 2/4/21	415,000	420
8.000%, 5/3/19	720,000	728
Phillips 66 3.289%, (ICE LIBOR USD 3 Month plus 0.600%), 2/26/21	335,000	331
Plains All American Pipeline LP / PAA Finance
Corp. 2.600%, 12/15/19	170,000	168
5.000%, 2/1/21	220,000	224
5.750%, 1/15/20	205,000	209
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	470,000	484
Valero Energy Corp. 6.125%, 2/1/20	290,000	298
Williams Partners LP 3.350%, 8/15/22	95,000	93
5.250%, 3/15/20 ß	1,200,000	1,223

Total		12,492

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Financial (18.5%)
ABN AMRO Bank NV 2.100%, 1/18/19 144A	805,000	805
3.261%, (ICE LIBOR USD 3 Month plus 0.570%), 8/27/21 144A	760,000	756
AerCap Ireland Capital 4.625%, 10/30/20	300,000	302
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 5/15/19	250,000	250
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.950%, 2/1/22	475,000	466
AIA Group, Ltd. 2.250%, 3/11/19 144A	200,000	200
3.312%, (ICE LIBOR USD 3 Month plus 0.520%), 9/20/21 144A	765,000	761
AIG Global Funding 3.350%, 6/25/21 144A	365,000	364
Air Lease Corp. 2.125%, 1/15/20	570,000	562
2.500%, 3/1/21	135,000	132
3.500%, 1/15/22	265,000	261
Ally Financial, Inc. 3.500%, 1/27/19	825,000	824
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	390,000	389
American Express Credit Corp. 2.200%, 3/3/20	700,000	692
2.375%, 5/26/20	110,000	109
American International Group, Inc. 2.300%, 7/16/19	350,000	349
6.400%, 12/15/20	175,000	185
ANZ New Zealand International, Ltd. 2.200%, 7/17/20 144A	380,000	374
2.750%, 1/22/21 144A	590,000	584
Aon Corp. 5.000%, 9/30/20	60,000	62
Aon PLC 2.800%, 3/15/21	570,000	564
Banco de Credito del Peru 2.250%, 10/25/19 144A	200,000	198
Banco Santander Chile 2.500%, 12/15/20 144A	860,000	838
Banco Santander SA 3.545%, (ICE LIBOR USD 3 Month plus 1.120%), 4/12/23	400,000	392
Bank of America Corp. 2.503%, 10/21/22	280,000	270
2.625%, 4/19/21	315,000	311
2.857%, (ICE LIBOR USD 3 Month plus 0.380%), 1/23/22	395,000	387
3.023%, (ICE LIBOR USD 3 Month plus 0.650%), 6/25/22	410,000	405
3.629%, (ICE LIBOR USD 3 Month plus 1.160%), 1/20/23	665,000	664
Bank of Montreal 1.750%, 9/11/19	1,100,000	1,090
2.896%, (ICE LIBOR USD 3 Month plus 0.460%), 4/13/21	430,000	427

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
The Bank of New York Mellon Corp. 2.200%, 3/4/19	125,000	125
Banque Federative du Credit Mutuel SA 2.000%, 4/12/19 144A	795,000	792
3.429%, (ICE LIBOR USD 3 Month plus 0.960%), 7/20/23 144A	600,000	592
Barclays Bank PLC 2.650%, 1/11/21	445,000	436
Barclays PLC 2.750%, 11/8/19	920,000	913
4.039%, (ICE LIBOR USD 3 Month plus 1.625%), 1/10/23	290,000	283
BB&T Corp. 2.150%, 2/1/21	550,000	538
BPCE SA 2.500%, 7/15/19	295,000	294
3.897%, (ICE LIBOR USD 3 Month plus 1.220%), 5/22/22 144A	280,000	279
Brixmor Operating Partnership LP 3.875%, 8/15/22	80,000	80
Capital One Bank USA NA 8.800%, 7/15/19	250,000	257
Capital One Financial Corp. 2.400%, 10/30/20	300,000	294
2.500%, 5/12/20	170,000	168
Capital One NA 1.850%, 9/13/19	655,000	648
2.350%, 1/31/20	955,000	943
The Charles Schwab Corp. 2.966%, (ICE LIBOR USD 3 Month plus 0.320%), 5/21/21	470,000	468
Chicago Board Options Exchange, Inc. 1.950%, 6/28/19	285,000	283
China Overseas Finance Cayman VI, Ltd. 4.250%, 5/8/19 144A §	750,000	752
Citibank NA 2.125%, 10/20/20	405,000	397
Citigroup, Inc. 2.050%, 6/7/19	235,000	234
2.700%, 3/30/21	35,000	34
2.900%, 12/8/21	675,000	664
3.204%, (ICE LIBOR USD 3 Month plus 0.790%), 1/10/20	680,000	681
Citizens Bank NA 2.250%, 3/2/20	565,000	559
2.250%, 10/30/20	250,000	245
2.500%, 3/14/19	525,000	524
2.550%, 5/13/21	250,000	244
Citizens Financial Group, Inc. 2.375%, 7/28/21	35,000	34
CNO Financial Group, Inc. 4.500%, 5/30/20	140,000	138
Cooperatieve Rabobank UA 3.950%, 11/9/22	645,000	643
Credit Agricole SA 3.507%, (ICE LIBOR USD 3 Month plus 1.020%), 4/24/23 144A	315,000	310
The Credit Mutuel-CM11 Group 2.200%, 7/20/20 144A	435,000	427

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Credit Suisse AG 5.400%, 1/14/20	150,000	152
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 3/26/20	500,000	495
Crown Castle International Corp. 2.250%, 9/1/21	195,000	189
3.400%, 2/15/21	385,000	385
Danske Bank A/S 2.200%, 3/2/20 144A	820,000	802
Deutsche Bank AG 3.766%, (ICE LIBOR USD 3 Month plus 1.290%), 2/4/21	745,000	725
Discover Bank 3.100%, 6/4/20	1,025,000	1,018
First Niagara Financial Group, Inc. 7.250%, 12/15/21	245,000	268
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20 b	1,545,000	1,491
The Goldman Sachs Group, Inc. 1.950%, 7/23/19	240,000	238
2.300%, 12/13/19	370,000	366
2.750%, 9/15/20	95,000	94
3.307%, (ICE LIBOR USD 3 Month plus 0.780%), 10/31/22	330,000	322
3.618%, (ICE LIBOR USD 3 Month plus 1.110%), 4/26/22	520,000	514
5.375%, 3/15/20	195,000	199
6.000%, 6/15/20	60,000	62
HCP, Inc. 2.625%, 2/1/20	60,000	60
HSBC Holdings PLC 3.240%, (ICE LIBOR USD 3 Month plus 0.600%), 5/18/21	545,000	537
3.426%, (ICE LIBOR USD 3 Month plus 0.650%), 9/11/21	320,000	316
HSBC USA, Inc. 2.350%, 3/5/20	465,000	460
ING Groep NV 3.536%, (ICE LIBOR USD 3 Month plus 1.150%), 3/29/22	335,000	335
International Lease Finance Corp. 6.250%, 5/15/19	385,000	388
Intesa Sanpaolo SpA 3.375%, 1/12/23 144A	350,000	324
3.875%, 1/15/19	425,000	425
JPMorgan Chase & Co. 2.350%, 1/28/19	250,000	250
3.317%, (ICE LIBOR USD 3 Month plus 0.550%), 3/9/21	675,000	672
4.250%, 10/15/20	200,000	204
4.400%, 7/22/20	105,000	107
4.950%, 3/25/20	150,000	153
JPMorgan Chase Bank NA 2.604%, (ICE LIBOR USD 3 Month plus 0.280%), 2/1/21	250,000	248
Lincoln National Corp. 4.000%, 9/1/23	130,000	133
Mitsubishi UFJ Financial Group, Inc. 3.158%, (ICE LIBOR USD 3 Month plus 0.650%), 7/26/21	193,000	192

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
3.368%, (ICE LIBOR USD 3 Month plus 0.860%), 7/26/23	320,000	316
3.609%, (ICE LIBOR USD 3 Month plus 0.920%), 2/22/22	390,000	387
Morgan Stanley 3.168%, (ICE LIBOR USD 3 Month plus 0.550%), 2/10/21	595,000	588
5.500%, 1/26/20	240,000	245
5.500%, 7/24/20	235,000	242
7.300%, 5/13/19	250,000	254
New York Life Global Funding 2.912%, (ICE LIBOR USD 3 Month plus 0.320%), 8/6/21 144A	585,000	584
PNC Bank NA 2.450%, 11/5/20	425,000	420
Principal Life Global Funding II 1.500%, 4/18/19 144A	240,000	239
2.200%, 4/8/20 144A	445,000	440
Regions Bank 2.776%, (ICE LIBOR USD 3 Month plus 0.380%), 4/1/21	650,000	638
3.118%, (ICE LIBOR USD 3 Month plus 0.500%), 8/13/21	250,000	245
Reinsurance Group of America, Inc. 5.000%, 6/1/21	60,000	62
6.450%, 11/15/19	540,000	554
Royal Bank of Scotland Group PLC 6.400%, 10/21/19	140,000	143
Santander UK Group Holdings PLC 2.875%, 10/16/20	145,000	142
Santander UK PLC 2.125%, 11/3/20	430,000	420
Skandinaviska Enskilda Banken AB 1.500%, 9/13/19	680,000	672
Standard Chartered PLC 2.100%, 8/19/19 144A	200,000	198
2.400%, 9/8/19 144A	200,000	199
3.558%, (ICE LIBOR USD 3 Month plus 1.150%), 1/20/23 144A	435,000	431
Sumitomo Mitsui Banking Corp. 2.514%, 1/17/20	730,000	725
Sumitomo Mitsui Trust Holdings 1.950%, 9/19/19 144A	290,000	287
SunTrust Bank 2.590%, (ICE LIBOR USD 3 Month plus 0.298%), 1/29/21	720,000	713
Svenska Handelsbanken AB 3.350%, 5/24/21	525,000	525
Synchrony Financial 2.700%, 2/3/20 b	1,540,000	1,514
The Toronto-Dominion Bank 2.730%, (ICE LIBOR USD 3 Month plus 0.240%), 1/25/21	755,000	751
Trininty Acquisition PLC 3.500%, 9/15/21	315,000	312
U.S. Bank NA 2.828%, (ICE LIBOR USD 3 Month plus 0.320%), 4/26/21	720,000	717
UBS Group Funding AG 3.873%, (ICE LIBOR USD 3 Month plus 1.220%), 5/23/23 144A	415,000	411

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
UBS Group Funding Jersey, Ltd. 2.950%, 9/24/20 144A	255,000	252
3.000%, 4/15/21 144A	385,000	382
UNUM Group 3.000%, 5/15/21	620,000	613
VEREIT Operating Partnership LP 3.000%, 2/6/19 b	1,205,000	1,204
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.700%, 9/17/19 144A	405,000	403
3.250%, 10/5/20 144A	240,000	240
Wells Fargo & Co. 2.550%, 12/7/20	45,000	44
Wells Fargo Bank NA 3.325%, (ICE LIBOR USD 3 Month plus 0.490%), 7/23/21	920,000	919

Total		56,807

Industrial (4.6%)
Avnet, Inc. 3.750%, 12/1/21	250,000	251
Bohai Capital Holding Co., Ltd. 3.625%, 3/15/21 144A	690,000	664
Boral Finance, Ltd. 3.000%, 11/1/22 144A	65,000	63
Caterpillar Financial Services Corp. 3.046%, (ICE LIBOR USD 3 Month plus 0.280%), 9/7/21	285,000	283
CNH Industrial Capital LLC 4.375%, 11/6/20	895,000	900
DAE Funding LLC 4.000%, 8/1/20 144A	360,000	351
5.250%, 11/15/21 144A	305,000	300
Fortive Corp. 1.800%, 6/15/19	8,000	8
GATX Corp. 2.500%, 7/30/19	315,000	313
2.600%, 3/30/20	830,000	822
General Dynamics Corp. 2.908%, (ICE LIBOR USD 3 Month plus 0.290%), 5/11/20	155,000	155
2.998%, (ICE LIBOR USD 3 Month plus 0.380%), 5/11/21	255,000	254
Harris Corp. 2.700%, 4/27/20	510,000	506
Honeywell International, Inc. 1.800%, 10/30/19	505,000	500
Kansas City Southern 2.350%, 5/15/20	915,000	901
Keysight Technologies, Inc. 3.300%, 10/30/19 b	1,735,000	1,730
Martin Marietta Materials, Inc. 3.292%, (ICE LIBOR USD 3 Month plus 0.500%), 12/20/19	295,000	294
3.327%, (ICE LIBOR USD 3 Month plus 0.650%), 5/22/20	150,000	149
Municipality of Beijing China 2.750%, 9/26/20 144A §	645,000	632
Northrop Grumman Corp. 2.080%, 10/15/20	750,000	735

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Packaging Corp. of America 2.450%, 12/15/20	270,000	265
Penske Truck Leasing Co. LP / PTL Finance Corp. 2.500%, 6/15/19 144A	240,000	239
3.200%, 7/15/20 144A	795,000	791
Republic Services, Inc. 5.500%, 9/15/19	250,000	254
Rockwell Collins, Inc. 1.950%, 7/15/19	205,000	203
Roper Technologies, Inc. 3.000%, 12/15/20	225,000	223
SMBC Aviation Capital Finance DAC 4.125%, 7/15/23 144A	200,000	201
Union Pacific Corp. 2.250%, 2/15/19	85,000	85
3.200%, 6/8/21	565,000	568
United Technologies Corp. 3.279%, (ICE LIBOR USD 3 Month plus 0.650%), 8/16/21	355,000	354
Vulcan Materials Co. 3.388%, (ICE LIBOR USD 3 Month plus 0.600%), 6/15/20	365,000	363
3.388%, (ICE LIBOR USD 3 Month plus 0.650%), 3/1/21	760,000	754

Total		14,111

Real Estate (0.6%)
SBA Tower Trust
2.877%, 7/10/46 144A	155,000	152
2.898%, 10/15/44 144A	335,000	333
3.156%, 10/10/45 144A	635,000	629
3.168%, 4/9/47 144A	390,000	384
3.448%, 3/15/23 144A	415,000	412

Total		1,910

Technology (2.4%)
Apple, Inc. 1.800%, 11/13/19	690,000	684
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 1/15/20	750,000	741
3.000%, 1/15/22	700,000	673
Dell International LLC / EMC Corp. 3.480%, 6/1/19 144A b	1,765,000	1,760
DXC Technology Co. 2.875%, 3/27/20	445,000	441
3.688%, (ICE LIBOR USD 3 Month plus 0.950%), 3/1/21	677,000	676
Fidelity National Information Services, Inc. 2.250%, 8/15/21	490,000	473
3.625%, 10/15/20	120,000	120
Hewlett Packard Enterprise Co. 2.100%, 10/4/19 144A	280,000	277
Microchip Technology, Inc. 3.922%, 6/1/21 144A	395,000	392
Xerox Corp. 2.750%, 3/15/19	640,000	637
5.625%, 12/15/19	525,000	529

Total		7,403

Corporate Bonds (51.2%)	Shares/ Par+	Value $ (000’s)

Utilities (2.9%)
American Electric Power Co., Inc. 3.650%, 12/1/21	85,000	86
CenterPoint Energy, Inc. 3.600%, 11/1/21	215,000	215
Commonwealth Edison Co. 2.150%, 1/15/19	250,000	250
Dominion Energy, Inc. 2.579%, 7/1/20	185,000	182
Dominion Resources, Inc. 1.875%, 1/15/19	225,000	225
2.962%, 7/1/19	145,000	145
5.200%, 8/15/19	150,000	152
Duke Energy Corp. 3.550%, 9/15/21	155,000	155
EDP Finance BV 4.125%, 1/15/20 144A	205,000	205
4.900%, 10/1/19 144A	810,000	816
Enel Finance International NV 2.875%, 5/25/22 144A	535,000	504
4.250%, 9/14/23 144A	400,000	391
ENN Energy Holdings, Ltd. 3.250%, 10/23/19 144A §	400,000	399
6.000%, 5/13/21 144A	200,000	209
Exelon Generation Co. LLC 2.950%, 1/15/20	415,000	413
5.200%, 10/1/19	21,000	21
FirstEnergy Corp. 2.850%, 7/15/22	320,000	312
MidAmerican Energy Co. 2.400%, 3/15/19	500,000	499
NextEra Energy Capital Holdings, Inc. 2.300%, 4/1/19	165,000	165
3.257%, (ICE LIBOR USD 3 Month plus 0.550%), 8/28/21	610,000	602
PNM Resources, Inc. 3.250%, 3/9/21	465,000	461
San Diego Gas & Electric Co. 1.914%, 2/1/22	107,501	105
Sempra Energy 1.625%, 10/7/19	163,000	161
2.936%, (ICE LIBOR USD 3 Month plus 0.500%), 1/15/21	495,000	487
The Southern Co. 1.850%, 7/1/19	575,000	572
2.350%, 7/1/21	125,000	122
State Grid Overseas Investment 2016, Ltd.
2.250%, 5/4/20 144A	1,030,000	1,016

Total		8,870

Total Corporate Bonds
(Cost: $158,087)		156,816

Governments (11.7%)

Governments (11.7%)
US Treasury
1.375%, 9/15/20 b	2,870,000	2,815
1.375%, 5/31/21	1,000,000	974
1.625%, 11/30/20 b	5,605,000	5,512
1.875%, 12/15/20 b	6,845,000	6,762
2.625%, 7/31/20 b	6,060,000	6,067
2.625%, 8/31/20 b	3,000,000	3,004

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Governments (11.7%)	Shares/ Par+	Value $ (000’s)

Governments continued
2.625%, 12/15/21	920,000	924
2.750%, 9/30/20 b	1,515,000	1,520
2.875%, 10/31/20 b	2,260,000	2,274
2.875%, 10/15/21 b	4,535,000	4,582
US Treasury Inflation Index Bond 0.625%, 4/15/23 b	1,527,045	1,502

Total		35,936

Total Governments
(Cost: $36,124)		35,936

Municipal Bonds (0.1%)

Municipal Bonds (0.1%)
Florida State Board of Administration Finance Corp. 2.163%, 7/1/19	475,000	474

Total Municipal Bonds
(Cost: $475)		474

Structured Products (35.8%)

Asset Backed Securities (19.3%)
Allegro CLO III, Ltd., Series 2015-1A, Class AR 3.330%, (ICE LIBOR USD 3 Month plus 0.840%), 7/25/27 144A	585,000	577
Ally Auto Receivables Trust, Series 2015-2, Class C 2.410%, 1/15/21 144A	505,000	504
Ally Auto Receivables Trust, Series 2016-1, Class D 2.840%, 9/15/22	180,000	180
Ally Auto Receivables Trust, Series 2017-2, Class C 2.460%, 9/15/22	70,000	69
Ally Auto Receivables Trust, Series 2017-2, Class D 2.930%, 11/15/23	95,000	94
Ally Master Owner Trust, Series 2018-4, Class A 3.300%, 7/17/23	300,000	302
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class E 3.370%, 11/8/21 144A	375,000	375
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C 2.580%, 9/8/20	60,047	60
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class D 3.130%, 10/8/20	445,000	445
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class E 3.720%, 3/8/22 144A	170,000	170
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C 2.470%, 11/9/20	69,456	69
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class E 3.660%, 3/8/22	150,000	150
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class D 3.000%, 6/8/21	245,000	244

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D 3.340%, 8/8/21	310,000	311
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A3 1.810%, 10/8/20	131	–	p
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C 2.890%, 1/10/22	1,120,000	1,116
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D 2.710%, 9/8/22	380,000	375
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A3 1.530%, 7/8/21	248,851	248
Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.740%, 12/8/22	510,000	504
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C 2.710%, 8/18/22	175,000	173
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class D 3.130%, 1/18/23	620,000	616
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B 2.240%, 6/19/23	185,000	183
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C 2.690%, 6/19/23	195,000	193
Americredit Automobile Receivables Trust, Series 2018-3, Class A3 3.380%, 7/18/23	760,000	766
ARI Fleet Lease Trust, Series 2017-A, Class A2 1.910%, 4/15/26 144A	80,846	80
ARI Fleet Lease Trust, Series 2017-A, Class A3 2.280%, 4/15/26 144A	700,000	692
ARI Fleet Lease Trust, Series 2018-A, Class A2 2.550%, 10/15/26 144A	405,000	403
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A2 1.870%, 7/10/19 144A	7,588	8
Ascentium Equipment Receivables Trust LLC, Series 2017-1A, Class A3 2.290%, 6/10/21 144A	160,000	159
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A 2.970%, 2/20/20 144A	45,000	45
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B 3.660%, 2/20/20 144A	223,333	223
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A 2.460%, 7/20/20 144A	155,000	155
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A 2.500%, 2/20/21 144A b	1,155,000	1,150

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A 2.500%, 7/20/21 144A	415,000	411
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A 2.990%, 6/20/22 144A	440,000	437
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A 2.970%, 3/20/24 144A	425,000	416
Babson CLO, Ltd., Series 2017-IA, Class AR 3.269%, (ICE LIBOR USD 3 Month plus 0.800%), 1/20/28 144A	730,000	718
Barlays Dryrock Issuance Trust, Series 2018-1, Class A 2.785%, (ICE LIBOR USD 1 Month plus 0.330%), 7/15/24	1,100,000	1,097
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A 3.500%, (AFC), 1/28/58 144A	691,185	684
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A 3.500%, (AFC), 6/28/57 144A	597,793	592
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A 3.500%, (AFC), 1/28/55 144A	206,056	204
BlueMountain CLO, Series 2015-2, Class A 3.375%, (ICE LIBOR USD 3 Month plus 0.930%), 7/18/27 144A	750,000	740
BMW Vehicle Lease Trust, Series 2016-2, Class A3 1.430%, 9/20/19	61,943	62
California Republic Auto Receivables Trust, Series 2015-1, Class B 2.510%, 2/16/21	130,000	129
Capital Auto Receivables Asset Trust, Series 2016-2, Class A4 1.630%, 1/20/21	175,000	174
Capital Auto Receivables Asset Trust, Series 2016-3, Class A3 1.540%, 8/20/20	25,762	26
Capital Auto Receivables Asset Trust, Series 2017-1, Class B 2.430%, 5/20/22 144A	70,000	69
Capital Auto Receivables Asset Trust, Series 2017-1, Class C 2.700%, 9/20/22 144A	115,000	114
Capital Auto Receivables Asset Trust, Series 2018-1, Class D 3.700%, 6/20/25 144A	575,000	577
Capital Auto Receivables Asset Trust, Series 2018-2, Class B 3.480%, 10/20/23 144A	180,000	181
Capital Auto Receivables Asset Trust, Series 2018-2, Class C 3.690%, 12/20/23 144A	225,000	227
Carlyle Global Market Strategies, Series 2015-1A, Class AR 3.469%, (ICE LIBOR USD 3 Month plus 1.000%), 4/20/27 144A	425,000	422

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Carlyle Global Market Strategies, Series 2015-3A, Class A1R 3.509%, (ICE LIBOR USD 3 Month plus 1.000%), 7/28/28 144A	760,000	751
CarMax Auto Owner Trust, Series 2014-4, Class A4 1.810%, 7/15/20	80,172	80
CarMax Auto Owner Trust, Series 2015-3, Class D 3.270%, 3/15/22	220,000	220
CarMax Auto Owner Trust, Series 2015-4, Class D 3.000%, 5/16/22	110,000	109
CarMax Auto Owner Trust, Series 2016-2, Class A3 1.520%, 2/16/21	141,984	141
CarMax Auto Owner Trust, Series 2016-4, Class A3 1.400%, 8/15/21	309,090	306
CarMax Auto Owner Trust, Series 2017-4, Class C 2.700%, 10/16/23	95,000	94
CCG Receivables Trust, Series 2016-1, Class A2 1.690%, 9/14/22 144A	39,457	39
CCG Receivables Trust, Series 2017-1, Class A2 1.840%, 11/14/23 144A	152,868	152
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3 1.640%, 7/15/21 144A	67,256	67
CNH Equipment Trust, Series 2015-B, Class A3 1.370%, 7/15/20	13,642	14
CNH Equipment Trust, Series 2015-C, Class B 2.400%, 2/15/23	570,000	568
Cole Park CLO, Ltd., Series 2015-1A, Class AR 3.642%, (ICE LIBOR USD 3 Month plus 1.050%), 10/20/28 144A	760,000	760
Diamond Resorts Owner Trust, Series 2015-2, Class A 2.990%, 5/22/28 144A	46,460	46
Elara HGV Timeshare Issuer, Series 2017-A, Class A 2.690%, 3/25/30 144A	142,274	141
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, 9/20/21 144A	11,618	12
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 1.740%, 2/22/22 144A	171,253	171
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 2.130%, 7/20/22 144A	106,195	106
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 1.970%, 1/20/23 144A	109,216	108

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 2.130%, 5/22/23 144A	569,492	564
Enterprise Fleet Financing LLC, Series 2017-3, Class A3 2.360%, 5/20/23 144A	195,000	192
Enterprise Fleet Financing LLC, Series 2018-1, Class A2 2.870%, 10/20/23 144A	335,000	334
Enterprise Fleet Financing LLC, Series 2018-2, Class A2 3.140%, 2/20/24 144A	410,000	410
Ford Credit Auto Lease Trust, Series 2017-B, Class A3 2.030%, 12/15/20	255,000	253
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Class B 1.750%, 7/15/21	190,000	189
Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class B 2.340%, 9/15/22 ß	1,265,000	1,248
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class B 2.160%, 11/15/21	410,000	407
Galaxy XXIX CLO, Ltd., Series 2018-29A, Class A 3.406%, (ICE LIBOR USD 3 Month plus 0.790%), 11/15/26 144A ß	1,155,000	1,143
GM Financial Automobile Leasing Trust, Series 2016-3, Class B 1.970%, 5/20/20	225,000	224
GM Financial Automobile Leasing Trust, Series 2017-1, Class A4 2.260%, 8/20/20	75,000	75
GM Financial Automobile Leasing Trust, Series 2017-2, Class A3 2.020%, 9/21/20	325,000	323
GM Financial Automobile Leasing Trust, Series 2017-3, Class A4 2.120%, 9/20/21	115,000	114
GM Financial Automobile Leasing Trust, Series 2017-3, Class C 2.730%, 9/20/21	140,000	139
GM Financial Automobile Leasing Trust, Series 2018-1, Class C 3.110%, 12/20/21	200,000	199
GM Financial Automobile Leasing Trust, Series 2018-1, Class D 3.370%, 10/20/22	480,000	479
GM Financial Automobile Leasing Trust, Series 2018-2, Class A 3.500%, 4/20/22	220,000	221
GM Financial Securitized Term, Series 2017-3A, Class C 2.520%, 3/16/23 144A	475,000	468
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B 2.410%, 5/17/21 144A	125,000	125
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class C 2.850%, 5/17/21 144A	100,000	100

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class C 2.970%, 1/18/22 144A	260,000	259
GMF Floorplan Owner Revolving Trust, Series 2017-2, Class C 2.630%, 7/15/22 144A	170,000	168
GMF Floorplan Owner Revolving Trust, Series 2017-3, Class B 2.260%, 8/16/21 144A	715,000	711
GMF Floorplan Owner Revolving Trust, Series 2017-3, Class C 2.460%, 8/16/21 144A	855,000	850
GMF Floorplan Owner Revolving Trust, Series 2018-4, Class A1 3.500%, 9/15/23 144A	670,000	678
Golub Capital Partners CLO, Series 2018-39A, Class A1 3.610%, (ICE LIBOR USD 3 Month plus 1.150%), 10/20/28 144A	440,000	435
GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A3 2.060%, 6/22/20 144A	82,776	82
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A3 2.600%, 6/15/21 144A	185,000	184
Halcyon Loan Advisors Funding, Ltd., Series 2014-3A, Class B1R 3.060%, (ICE LIBOR USD 3 Month plus 1.700%), 10/22/25 144A	345,000	342
Hardee’s Funding LLC, Series 1A, Class AI 4.250%, 6/21/48 144A	439,201	444
Hilton Grand Vacations Trust, Series 2017- AA, Class A 2.660%, 12/26/28 144A	102,999	102
Hilton Grand Vacations Trust, Series 2017- AA, Class B 2.960%, (EXE), 12/26/28 144A	58,857	58
Huntington Auto Trust, Series 2016-1, Class A4 1.930%, 4/15/22	325,000	322
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4 1.680%, 4/15/20 144A	40,061	40
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4 1.650%, 7/15/20 144A	290,000	289
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class B 1.860%, 5/17/21 144A	320,000	319
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3 1.970%, 7/15/20 144A	500,000	497
Hyundai Auto Receivables Trust, Series 2017- A, Class B 2.380%, 4/17/23	150,000	148
John Deere Owner Trust, Series 2016-A, Class A3 1.360%, 4/15/20	62,899	63

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
KKR Financial CLO, Ltd., Series 2013, Class A1R 3.236%, (ICE LIBOR USD 3 Month plus 0.800%), 1/16/28 144A	755,000	741
Kubota Credit Owner Trust, Series 2016-1A, Class A3 1.500%, 7/15/20 144A	341,394	339
Madison Park Funding, Ltd., Series 2015-18A, Class A1R 3.659%, (ICE LIBOR USD 3 Month plus 1.190%), 10/21/30 144A	690,000	685
Magnetite XVI, Ltd., Series 2015-16A, Class AR 3.245%, (ICE LIBOR USD 3 Month plus 0.800%), 1/18/28 144A	980,000	964
Mill City Mortgage Loan Trust, Series 2016-1, Class A1 2.500%, (AFC), 4/25/57 144A	73,690	72
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	442,864	434
MMAF Equipment Finance LLC, Series 2017- AA, Class A2 1.730%, 5/18/20 144A	50,400	50
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	194,339	191
MVW Owner Trust, Series 2017-1A, Class A 2.420%, 12/20/34 144A	85,625	84
MVW Owner Trust, Series 2017-1A, Class B 2.750%, 12/20/34 144A	71,354	70
MVW Owner Trust, Series 2017-1A, Class C 2.990%, 12/20/34 144A	78,490	77
Navient Student Loan Trust, Series 2018-A, Class A1 2.530%, 2/18/42 144A	382,764	380
Neuberger Berman CLO, Ltd., Series 2015-19A, Class A1R2 3.236%, (ICE LIBOR USD 3 Month plus 0.800%), 7/15/27 144A	740,000	730
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A 3.286%, (ICE LIBOR USD 3 Month plus 0.850%), 1/15/28 144A	440,000	433
Nissan Auto Lease Trust, Series 2016-B, Class A 4 1.610%, 1/18/22	319,934	320
Nissan Auto Lease Trust, Series 2017-B, Class A4 2.170%, 12/15/21	290,000	287
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2 1.540%, 6/15/21	335,000	333
OCP CLO, Ltd., Series 2015-10A, Class A1R 3.328%, (ICE LIBOR USD 3 Month plus 0.820%), 10/26/27 144A	665,000	658
OZLM VIII, Ltd., Series 2014-8A, Class A1RR 3.625%, (ICE LIBOR USD 3 Month plus 1.170%), 10/17/29 144A	485,000	481
Planet Fitness Master Issuer L, Series 2018-1A, Class A2I 4.262%, 9/5/48 144A	558,600	561

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2015-3, Class D 3.490%, 5/17/21	345,000	346
Santander Drive Auto Receivables Trust, Series 2015-4, Class D 3.530%, 8/16/21	240,000	241
Santander Drive Auto Receivables Trust, Series 2015-5, Class C 2.740%, 12/15/21	255,408	255
Santander Drive Auto Receivables Trust, Series 2015-5, Class D 3.650%, 12/15/21	345,000	346
Santander Drive Auto Receivables Trust, Series 2016-1, Class D 4.020%, 4/15/22	425,000	429
Santander Drive Auto Receivables Trust, Series 2016-3, Class C 2.460%, 3/15/22	274,000	272
Santander Drive Auto Receivables Trust, Series 2017-1, Class B 2.100%, 6/15/21	44,851	45
Santander Drive Auto Receivables Trust, Series 2017-1, Class C 2.580%, 5/16/22	65,000	65
Santander Drive Auto Receivables Trust, Series 2017-3, Class B 2.190%, 3/15/22	365,000	362
Santander Drive Auto Receivables Trust, Series 2018-1, Class C 2.960%, 3/15/24	120,000	119
Santander Drive Auto Receivables Trust, Series 2018-4, Class B 3.270%, 1/17/23	310,000	311
Santander Drive Auto Receivables Trust, Series 2018-5, Class B 3.520%, 12/15/22	375,000	375
Santander Retail Auto Lease Trust, Series 2017-A, Class C 2.960%, 11/21/22 144A	155,000	154
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A 2.400%, 3/22/32 144A	157,188	156
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class A 2.580%, 9/20/32 144A	150,510	149
Sierra Receivables Funding Co. LLC, Series 2016-3A, Class A 2.430%, 10/20/33 144A	192,673	191
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A 2.910%, 3/20/34 144A	56,294	56
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A 2.430%, 6/20/32 144A	79,429	78
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A 3.080%, 3/21/33 144A	212,904	212
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A 2.330%, 7/20/33 144A	60,081	58

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SLM Private Education Loan Trust, Series 2013-A, Class B 2.500%, 3/15/47 144A	580,000	577
SLM Student Loan Trust, Series 2007-7, Class A4 2.820%, (ICE LIBOR USD 3 Month plus 0.330%), 1/25/22	232,101	228
SLM Student Loan Trust, Series 2008-4, Class A4 4.140%, (ICE LIBOR USD 3 Month plus 1.650%), 7/25/22	66,323	67
SLM Student Loan Trust, Series 2008-5, Class A4 4.190%, (ICE LIBOR USD 3 Month plus 1.700%), 7/25/23	181,243	184
SLM Student Loan Trust, Series 2008-9, Class A 3.990%, (ICE LIBOR USD 3 Month plus 1.500%), 4/25/23	130,604	131
SMB Private Education Loan Trust, Series 2014-A, Class A3 3.955%, (ICE LIBOR USD 1 Month plus 1.500%), 4/15/32 144A	665,000	677
SMB Private Education Loan Trust, Series 2015-A, Class A2B 3.455%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	195,482	196
SMB Private Education Loan Trust, Series 2016-C, Class A2B 3.555%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	712,625	718
Synchrony Credit Card Master Note Trust, Series 2015-1, Class B 2.640%, 3/15/23	250,000	248
Synchrony Credit Card Master Note Trust, Series 2015-4, Class B 2.620%, 9/15/23	305,000	302
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C 2.950%, 5/15/24	522,306	516
Synchrony Credit Card Master Note Trust, Series 2018-1, Class C 3.360%, 3/15/24	445,000	445
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/28/58 144A	228,750	225
Towd Point Mortgage Trust, Series 2015-4, Class A1B 2.750%, (AFC), 4/25/55 144A	191,466	189
Towd Point Mortgage Trust, Series 2015-5, Class A1B 2.750%, (AFC), 5/25/55 144A	189,153	186
Towd Point Mortgage Trust, Series 2016-1, Class A1B 2.750%, (AFC), 2/25/55 144A	98,314	97
Towd Point Mortgage Trust, Series 2016-1, Class A3B 3.000%, (AFC), 2/25/55 144A	134,257	133
Towd Point Mortgage Trust, Series 2016-2, Class A1A 2.750%, (AFC), 8/25/55 144A	92,968	91

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Towd Point Mortgage Trust, Series 2016-3, Class A1 2.250%, (AFC), 4/25/56 144A	70,134	69
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	363,244	355
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	235,202	230
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	520,853	507
Towd Point Mortgage Trust, Series 2017-4, Class A1 2.750%, (AFC), 6/25/57 144A	262,913	256
Towd Point Mortgage Trust, Series 2017-6, Class A1 2.750%, (AFC), 10/25/57 144A	952,066	930
Towd Point Mortgage Trust, Series 2018-2, Class A1 3.250%, (AFC), 3/25/58 144A ß	1,209,430	1,191
Towd Point Mortgage Trust, Series 2018-5, Class A1A 3.250%, (AFC), 8/25/58 144A	889,021	878
Verizon Owner Trust, Series 2016-2A, Class A 1.680%, 5/20/21 144A	445,121	443
Verizon Owner Trust, Series 2016-2A, Class C 2.360%, 5/20/21 144A	270,000	267
Verizon Owner Trust, Series 2017-1A,Class C 2.650%, 9/20/21 144A	150,000	149
Verizon Owner Trust, Series 2017-3A, Class C 2.530%, 4/20/22 144A	550,000	544
Verizon Owner Trust, Series 2018-1A, Class C 3.200%, 9/20/22 144A	450,000	450
Volvo Financial Equipment LLC, Series 2016-1A, Class A3 1.670%, 2/18/20 144A	36,573	36
Volvo Financial Equipment LLC, Series 2018-1A, Class B 2.910%, 1/17/23 144A	210,000	210
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A 2.955%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/22 144A	115,000	115
Wheels SPV 2 LLC, Series 2016-1A, Class A2 1.590%, 5/20/25 144A	28,421	28
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A3 1.450%, 8/15/19	91,366	91
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class B 3.060%, 5/15/23	130,000	130

Total		59,201

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities (16.5%)
Atrium Hotel Portfolio Trust, Series 2017- ATRM, Class A 3.385%, (1 Month LIBOR plus 0.930%), 12/15/36 144A	520,000	515
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 3.305%, (1 Month LIBOR plus 0.850%), 9/15/34 144A	460,000	458
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class A1 1.957%, 2/15/50	106,222	104
BANK, Series 2017-BNK4, Class A1 2.002%, 5/15/50	430,898	424
BX Trust, Series 2017-IMC, Class B 3.855%, (1 Month LIBOR plus 1.400%), 10/15/32 144A	695,000	694
BX Trust, Series 2017-IMC, Class D 4.705%, (1 Month LIBOR plus 2.250%), 10/15/32 144A	225,000	222
BX Trust, Series 2018-IND, Class A 3.205%, (1 Month LIBOR plus 0.750%), 11/15/35 144A	484,277	481
CD Mortgage Trust, Series 2016-CD2, Class A1 1.848%, 11/10/49	506,891	498
CD Mortgage Trust, Series 2017-CD3, Class A1 1.965%, 2/10/50	107,507	106
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A1 1.485%, 10/10/47	17,683	18
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A1 1.353%, 2/10/48	19,625	20
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A1 1.637%, 6/10/48	108,878	108
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A1 1.643%, 9/10/58	194,404	192
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A1 1.648%, 9/15/48	67,563	67
CLNS Trust, Series 2017-IKPR, Class A 3.200%, (1 Month LIBOR plus 0.800%), 6/11/32 144A	240,000	238
CLNS Trust, Series 2017-IKPR, Class B 3.400%, (1 Month LIBOR plus 1.000%), 6/11/32 144A	365,000	360
COLT Funding LLC, Series 2017-1, Class A1 2.614%, (AFC), 5/27/47 144A	198,101	197
COLT Funding LLC, Series 2017-1, Class A3 3.074%, (AFC), 5/27/47 144A	34,755	34
COLT Funding LLC, Series 2017-2, Class A1A 2.415%, (AFC), 10/25/47 144A	303,476	301
COLT Funding LLC, Series 2017-2, Class A2A 2.568%, (AFC), 10/25/47 144A	128,479	128
COLT Funding LLC, Series 2017-2, Class A3A 2.773%, (AFC), 10/25/47 144A	55,379	55
COLT Funding LLC, Series 2018-3, Class A2 3.763%, (AFC), 10/26/48 144A	262,859	264

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
COLT Mortgage Loan Trust, Series 2018-1, Class A1 2.930%, (AFC), 2/25/48 144A	124,085	123
COLT Mortgage Loan Trust, Series 2018-1, Class A3 3.084%, (AFC), 2/25/48 144A	55,149	55
COLT Mortgage Loan Trust, Series 2018-2, Class A1 3.470%, (AFC), 7/27/48 144A	910,910	907
COLT Mortgage Loan Trust, Series 2018-2, Class A2 3.542%, (AFC), 7/27/48 144A	331,586	330
COLT Mortgage Loan Trust, Series 2018-4, Class A1 4.006%, (AFC), 12/28/48 144A	528,139	531
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class A1 1.569%, 3/10/48	4,776	5
Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A1 1.737%, 8/10/48	154,714	153
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class A2 3.221%, 10/10/48	605,000	607
Commercial Mortgage Pass Through Certificates, Series 2015-PC1, Class A1 1.667%, 7/10/50	142,807	142
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1 1.770%, 2/10/49	19,729	19
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A1 2.111%, 9/10/50	136,208	134
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A1 1.684%, 4/15/50	19,963	20
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1 1.454%, 6/15/57	79,211	79
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A1 1.716%, 8/15/48	137,660	136
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class A1 1.746%, 11/15/48	34,121	34
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A1 2.024%, 9/15/50	80,992	79
Deephaven Residential Mortgage Trust, Series 2017-1A, Class A3 3.485%, (CSTR, AFC), 12/26/46 144A	60,025	60
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1 2.577%, (CSTR, AFC), 10/25/47 144A	286,957	283
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A2 2.711%, (CSTR, AFC), 10/25/47 144A	47,826	47
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A3 2.813%, (CSTR, AFC), 10/25/47 144A	47,826	47

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1 2.976%, (AFC), 1/25/58 144A	254,975	252
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A3 3.963%, (AFC), 8/25/58 144A	92,501	93
FDIC Guaranteed Notes Trust, Series 2010-S2, Class 2A 2.570%, 7/29/47 144A	101,542	101
Federal Home Loan Bank 2.625%, 5/28/20 ß	2,240,000	2,243
Federal Home Loan Mortgage Corp. 3.500%, 3/1/46	91,022	91
5.500%, 5/1/22	74,732	76
6.000%, 9/1/34	2,614	3
6.000%, 2/1/35	48,675	53
6.000%, 9/1/35	16,328	18
6.000%, 1/1/38	2,488	3
Federal Home Loan Mortgage Corp., Series 2017- DNA1, Class M1 3.706%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/29	185,946	187
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1 3.706%, (ICE LIBOR USD 1 Month plus 1.200%), 10/25/29	610,241	614
Federal Home Loan Mortgage Corp., Series 2017-HQA1, Class M1 3.515%, (ICE LIBOR USD 1 Month plus 1.200%), 8/25/29	367,835	369
Federal Home Loan Mortgage Corp., Series 2017-HQA2, Class M1 3.306%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/29	180,388	180
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.863%, (CSTR), 5/25/47 144A	109,861	110
Federal Home Loan Mortgage Corp., Series 2017-SPI1, Class M1 3.982%, 9/25/47 144A	46,941	47
Federal Home Loan Mortgage Corp., Series 2018-DNA2, Class M1 3.306%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/30 144A	980,000	979
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Class M1 3.065%, (ICE LIBOR USD 1 Month plus 0.750%), 10/25/48 144A	430,000	429
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class M1 3.819%, 5/25/48 144A	194,380	194
Federal Home Loan Mortgage Corp., Series 2018-SPI3, Class M1 4.167%, 8/25/48 144A	196,214	197
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	333,321	327
Federal Home Loan Mortgage Corp., Series 3718, Class BC 2.000%, 2/15/25	262,531	259

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27	1,031,330	980
Federal Home Loan Mortgage Corp., Series DNA3, Class M1 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 3/25/30	380,812	380
Federal National Mortgage Association 1.500%, 7/30/20 ß	1,310,000	1,288
2.500%, 10/1/22	417,852	418
2.500%, 12/1/22	107,571	107
3.000%, 6/1/22	111,255	112
3.000%, 4/1/24	305,766	308
3.500%, 5/1/27	684,069	694
3.500%, 5/1/33	644,923	653
3.500%, 4/1/46	933,295	936
3.500%, 2/1/48	245,747	246
4.000%, 6/1/33	322,285	330
4.000%, 8/1/47 ß	1,240,521	1,265
4.000%, 7/1/48	936,737	955
4.500%, 5/1/40	142,149	149
4.500%, 9/1/40	132,083	138
4.500%, 2/1/44	480,625	501
4.500%, 9/1/48	147,068	152
5.000%, 10/1/33	173,519	184
5.000%, 5/1/48	361,179	379
5.000%, 9/1/48	322,386	338
5.500%, 8/1/37	97,363	105
5.500%, 2/1/38	361,097	389
6.000%, 8/1/22	34,296	35
6.000%, 3/1/34	82,625	90
6.000%, 8/1/34	229,828	251
6.000%, 11/1/34	8,793	10
6.000%, 12/1/34	2,859	3
6.000%, 4/1/35	5,349	6
6.000%, 5/1/38	3,677	4
6.000%, 10/1/40	185,737	203
6.500%, 7/1/32	26,603	30
6.500%, 12/1/32	30,633	35
Federal National Mortgage Association, Series 2010-95, Class BK 1.500%, 2/25/20	64,258	64
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	200,837	197
Federal National Mortgage Association, Series 2013-74, Class AD 2.000%, 7/25/23	245,291	242
Federal National Mortgage Association, Series 2016-83, Class FA 3.006%, (1 Month LIBOR plus 0.500%), 11/25/46	311,104	314
Federal National Mortgage Association, Series 2016-85, Class FA 3.006%, (1 Month LIBOR plus 0.500%), 11/25/46	443,181	448
Federal National Mortgage Association, Series 2016-85, Class FG 3.006%, (1 Month LIBOR plus 0.500%), 11/25/46	483,088	486

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2016-C07, Class 2M1 3.806%, (ICE LIBOR USD 1 Month plus 1.300%), 5/25/29	64,176	64
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	462,675	464
Federal National Mortgage Association, Series 2017-C01, Class 1M1 3.806%, (ICE LIBOR USD 1 Month plus 1.300%), 7/25/29	194,299	195
Federal National Mortgage Association, Series 2017-C02, Class 2M1 3.656%, (ICE LIBOR USD 1 Month plus 1.150%), 9/25/29	348,569	349
Federal National Mortgage Association, Series 2017-C03, Class 1M1 3.456%, (ICE LIBOR USD 1 Month plus 0.950%), 10/25/29	415,617	416
Federal National Mortgage Association, Series 2017-C04, Class 2M1 3.356%, (ICE LIBOR USD 1 Month plus 0.850%), 11/25/29	302,833	303
Federal National Mortgage Association, Series 2017-C05, Class 1M1 3.056%, (ICE LIBOR USD 1 Month plus 0.550%), 1/25/30	412,585	412
Federal National Mortgage Association, Series 2017-C06, Class 1M1 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/30	326,176	326
Federal National Mortgage Association, Series 2017-C06, Class 2M1 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/30	149,823	150
Federal National Mortgage Association, Series 2018-44, Class PC 4.000%, 6/25/44 ß	1,141,117	1,172
Federal National Mortgage Association, Series 2018-C02, Class 2M1 3.156%, (ICE LIBOR USD 1 Month plus 0.650%), 8/25/30	220,318	220
Federal National Mortgage Association, Series 2018-C03, Class 1M1 3.186%, (ICE LIBOR USD 1 Month plus 0.680%), 10/25/30	519,366	518
Federal National Mortgage Association, Series 2018-C05, Class 1M1 3.226%, (ICE LIBOR USD 1 Month plus 0.720%), 1/25/31	470,751	470
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	341,333	335
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM 5.666%, (CSTR), 7/10/38	137,282	138
Government National Mortgage Association 3.500%, 12/20/42	9,039	9
3.500%, 9/20/43	131,237	133
5.000%, 3/20/34	481,545	511
5.000%, 1/20/48	171,470	179

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
5.000%, 2/20/48	994,748	1,036
5.000%, 8/20/48 ß	1,859,907	1,938
5.500%, 6/20/37	112,619	120
5.500%, 3/20/48	113,297	119
Great Wolf Trust, Series 2017-WOLF, Class A
3.455%, (1 Month LIBOR plus 0.850%), 9/15/34 144A	310,000	305
Great Wolf Trust, Series 2017-WOLF, Class C 3.925%, (1 Month LIBOR plus 1.320%), 9/15/34 144A	455,000	448
GS Mortgage Securities Corp. Trust, Series 2018-FBLU, Class A 3.405%, (1 Month LIBOR plus 0.950%), 11/15/35 144A	290,000	289
GS Mortgage Securities Corp. Trust, Series 2018-FBLU, Class D 4.455%, (1 Month LIBOR plus 2.000%), 11/15/35 144A	150,000	148
GS Mortgage Securities Trust, Series 2014-EB1A, Class 2A1 2.456%, (CSTR), 7/25/44 144A	48,555	48
GS Mortgage Securities Trust, Series 2015-GC28, Class A1 1.528%, 2/10/48	52,219	52
GS Mortgage Securities Trust, Series 2015-GC32, Class A1 1.593%, 7/10/48	88,590	88
GS Mortgage Securities Trust, Series 2016-GS3, Class A1 1.429%, 10/10/49	55,595	55
GS Mortgage Securities Trust, Series 2017-GS7, Class A1 1.950%, 8/10/50	278,315	273
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1 3.766%, (AFC), 6/25/48 144A	415,030	414
Homeward Opportunities Fund I Trust, Series 2018-1, Class A2 3.897%, (AFC), 6/25/48 144A	335,556	336
Hospitality Mortgage Trust, Series 2017-HIT, Class A 3.237%, (1 Month LIBOR plus 0.850%), 5/8/30 144A	410,000	404
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A 3.155%, (1 Month LIBOR plus 0.700%), 1/15/33 144A	115,000	114
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C 3.705%, (1 Month LIBOR plus 1.250%), 1/15/33 144A	100,000	99
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A1 1.413%, 2/15/48	49,514	49
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	251,488	247
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A1 1.573%, 12/15/47	56,613	56

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A1 1.706%, 5/15/48	131,056	129
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A1 1.389%, 9/15/49	94,721	93
Morgan Stanley Capital I Trust, Series 2015- MS1, Class A1 1.638%, 5/15/48	132,154	131
Morgan Stanley Capital I Trust, Series 2017- CLS, Class B 3.305%, (1 Month LIBOR plus 0.850%), 11/15/34 144A	365,000	359
Morgan Stanley Capital I Trust, Series 2017- CLS, Class C 3.455%, (1 Month LIBOR plus 1.000%), 11/15/34 144A	290,000	286
New Residential Funding LLC, Series 2018- NQM1, Class A1 3.986%, (AFC), 11/25/48 144A	707,654	718
RETL, Series 2018-RVP, Class A 3.555%, (1 Month LIBOR plus 1.100%), 3/15/33 144A	204,278	204
Sequoia Mortgage Trust, Series 2018-CH1, Class A11 3.500%, (AFC), 2/25/48 144A	580,349	578
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	764,436	771
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	211,144	214
Sequoia Mortgage Trust, Series 2018-CH4, Class A2 4.000%, (AFC), 10/25/48 144A	380,292	385
Slide, Series 2018-FUN, Class D 4.305%, (1 Month LIBOR plus 1.850%), 6/15/31 144A	382,416	379
STACR Trust, Series 2018-DNA3, Class M1 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/48 144A	370,000	369
STACR Trust, Series 2018-HRP2, Class M1 3.160%, (ICE LIBOR USD 1 Month plus 0.850%), 2/25/47 144A	175,000	175
STACR Trust, Series 2018-HRP2, Class M2 3.560%, (ICE LIBOR USD 1 Month plus 1.250%), 2/25/47 144A	340,000	340
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ 5.481%, (CSTR), 8/15/39	25,586	26
Verus Securitization Trust, Series 2018-1, Class A1 2.929%, (AFC), 2/25/48 144A	125,560	124
Verus Securitization Trust, Series 2018-2, Class A1 3.677%, (AFC), 6/1/58 144A	555,346	554
Verus Securitization Trust, Series 2018-2, Class A2 3.779%, (AFC), 6/1/58 144A	151,852	152

Structured Products (35.8%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2018-2, Class A3 3.830%, (AFC), 6/1/58 144A	95,450	96
Verus Securitization Trust, Series 2018-3, Class A1 4.108%, (AFC), 10/25/58 144A	724,304	720
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A1 1.454%, 2/15/48	11,453	11
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A1 1.531%, 5/15/48	35,239	35
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A1 1.471%, 4/15/50	49,761	49
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	530,000	529
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A1 1.577%, 1/15/59	176,270	174
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A1 1.441%, 10/15/49	42,782	42
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A1 1.968%, 7/15/50	216,059	212
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A1 1.975%, 9/15/50	142,188	139

Total		50,521

Total Structured Products
(Cost: $110,502)		109,722

Short-Term Investments (0.6%)

Commercial Paper (0.3%)
AT&T, Inc. 0.000%, 5/28/19	765,000	755

Total		755

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	971,360	971

Total		971

Total Short-Term Investments
(Cost: $1,727)		1,726

Total Investments (99.4%)
(Cost: $306,915)@		304,674

Other Assets, Less
Liabilities (0.6%)		1,867

Net Assets (100.0%)		306,541

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	2,400	24	3/19	$2,752	$47	$6
Ten-Year US Treasury Note Future	Short	USD	100	1	3/19	122	(3)	-	p
Two-Year US Treasury Note Future	Long	USD	58,600	293	3/19	62,208	396	41

							$440	$47

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$47	$47	$-	$-	$-	$-

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $99,405 representing 32.2% of the net assets.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2018, the aggregate value of these securities was $3,508 (in thousands), representing 1.0% of net assets.

ß

Cash or securities with an aggregate value of $61,898 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

p	Amount is less than one thousand.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $307,359 and the net unrealized depreciation of investments based on that cost was $2,245 which is comprised of $341 aggregate gross unrealized appreciation and $2,586 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$474	$-
Corporate Bonds	-	156,816	-
Governments	-	35,936	-
Structured Products	-	109,722	-
Short-Term Investments
Money Market Funds	971	-	-
All Others	-	755	-
Other Financial Instruments^
Futures	443	-	-
Total Assets:	$1,414	$303,703	$-
Liabilities:
Other Financial Instruments^
Futures	(3)	-	-
Total Liabilities:	$(3)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

For the year ended December 31, 2018, there were transfers from Level 3 to Level 2 in the amount of $1,010 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for securities that were previously not priced by a third party vendor.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$3.0 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Wells Capital Management, Inc. (“Wells Capital”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg Barclays® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

The year 2018 was characterized by increasing momentum in the U.S. economy, with Europe and Asia showing signs of softening following a period of synchronized global growth in 2017. Well-telegraphed U.S. monetary policy led to four rate hikes, which produced continued weakness among short maturity bonds as the yield curve (a graphical representation of bond yields at different maturities) continued to flatten. Later in the year, investors were concerned by trade tensions and political uncertainty, including Brexit, the Italian budget and a partial closure of the federal government.

PORTFOLIO RESULTS

The Portfolio returned (0.21%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Aggregate Index (the “Index”), returned 0.01%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2018 of the Core Bond Funds peer group was (0.62%).

In Credit, sector and security selection detracted from performance. Contributors were concentrated across names in the Consumer, Cable/Media, Health Care and Sovereign subsectors. Notable contributors included Anheuser-Busch InBev S.A./N.V., CVS Health Corp., Comcast Corp., Nestlé S.A., Walmart Inc., TransCanada Corp. and United Mexican States. Meanwhile, detractors were concentrated across names in the non-U.S. Banks, Automotive, Technology and Foreign Agency subsectors. Notable detractors included Intesa Sanpaolo S.p.A., Ford Motor Co., British American Tobacco plc and PG&E Corp.

In agency mortgage-backed securities (“MBS”), bottom-up security selection in collateralized mortgage obligations (“CMOs”) and Ginnie Maes contributed to performance. Ginnie/Fannie swaps were volatile throughout the year and provided a good opportunity for trading the sector. The CMO market also proved to be a good source of relative performance again this year, as the Portfolio was able to exploit several security-level opportunities. Positioning in 20-year, 15-year and 30-year mortgages detracted from performance.

In consumer asset-backed securities (“ABS”), an overweight to the sector and security selection were contributors to relative performance, with Federal Family Education Loan Program student loans leading the way. Positioning in private credit student loans and rental car ABS also contributed. An underweight to lower-rated commercial mortgage-backed securities detracted from performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wells Capital, the Portfolio’s sub-adviser.

Select Bond Portfolio (unaudited)

Despite market concerns, the U.S. economy slowed only modestly in December, suggesting good momentum heading into the first quarter of 2019. Although manufacturing activity expanded at a slower rate in December, measures of consumer activity remained strong, including auto sales, holiday shopping and employment. Recent declines in commodity prices and interest rates could help consumer spending while stabilizing corporate margins. In contrast, international indicators continue to soften and will need to be closely watched, particularly in European markets affected by political risks, and China, which appeared to have a sharp pullback in consumption and manufacturing amid trade and debt concerns.

U.S. inflation remains relatively muted. The U.S. Personal Consumption Expenditure Core Price Index increased by 0.1% in November, keeping the year-over-year figure to below 2%. Labor costs have picked up somewhat, but ongoing job availability and wage increases appear to be contributing to the growth of the available workforce, mitigating concerns about wage inflation. After a quiet period for monetary policy developments, recent communications from the U.S. Federal Reserve suggest a degree of uncertainty heading into the first quarter, and conflicting statements have added to market volatility.

Consistent with our bottom-up process, we maintain a neutral duration (a measure of the Portfolio’s relative sensitivity to interest rates). We continue to maintain an overweight position in ABS due to stable fundamentals within the core sectors of the ABS market. We held a small overweight to credit. We maintained our overweight allocation to agency MBS, with additional security selection in recent months. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Select Bond Portfolio	-0.21%	2.48%	3.79%
Bloomberg Barclays® U.S. Aggregate Index	0.01%	2.52%	3.48%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	-0.62%	2.31%	4.10%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. A portion of the Portfolio’s assets may be invested in lower quality debt securities which may present a significant risk for loss of principal and interest. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Select Bond Portfolio (unaudited)

Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
US Treasury, Various	26.9%
Federal National Mortgage Association, Various	14.4%
Government National Mortgage Association, Various	8.9%
Federal Home Loan Mortgage Corp., Various	6.0%
Comcast Corp., Various	0.9%
Bank of America Corp., Various	0.8%
Federal National Mortgage Association, Series 2018-45, Class GA, 3%, 6/25/48	0.7%
Federal National Mortgage Association, Series 2018-50, Class BA, 3%, 7/25/48	0.7%
JPMorgan Chase & Co., Various	0.7%
CVS Health Corp., Various	0.6%

Sector Allocation 12/31/18

Sector	% of Net Assets
Structured Products	52.7%
Governments	27.8%
Corporate Bonds	23.5%
Municipal Bonds	0.5%
Short-Term Investments & Other Net Assets	-4.5%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

Schedule of Investments

December 31, 2018

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.8%)
Barrick North America Finance LLC 5.700%, 5/30/41	1,321,000	1,394
CF Industries, Inc.
3.400%, 12/1/21 144A	3,357,000	3,291
4.500%, 12/1/26 144A	2,259,000	2,209
The Dow Chemical Co.
4.800%, 11/30/28 144A	1,458,000	1,484
5.550%, 11/30/48 144A	127,000	128
DowDuPont, Inc. 5.419%, 11/15/48	1,246,000	1,296
Goldcorp Inc. 5.450%, 6/9/44	853,000	848
International Paper Co.
4.350%, 8/15/48	972,000	833
5.150%, 5/15/46	2,883,000	2,710
Nucor Corp.
3.950%, 5/1/28	725,000	715
4.400%, 5/1/48	554,000	532
Sherwin-Williams Co. 2.750%, 6/1/22	1,585,000	1,534
Southern Copper Corp.
3.875%, 4/23/25	1,262,000	1,214
5.875%, 4/23/45	1,344,000	1,375
7.500%, 7/27/35	525,000	613
Suzano Austria GmbH 7.000%, 3/16/47 144A	821,000	842
Syngenta Finance NV 5.676%, 4/24/48 144A	1,360,000	1,126
Westlake Chemical Corp. 3.600%, 8/15/26	1,118,000	1,026

Total		23,170

Chemicals (0.0%)
Eastman Chemical Co. 4.650%, 10/15/44	693,000	620

Total		620

Communications (2.2%)
21st Century Fox America, Inc. 4.950%, 10/15/45	1,057,000	1,160
Amazon.com, Inc. 2.800%, 8/22/24	2,076,000	2,018
AT&T, Inc.
3.400%, 5/15/25	2,227,000	2,093
4.100%, 2/15/28	2,775,000	2,669
4.750%, 5/15/46	536,000	477
5.150%, 2/15/50	3,476,000	3,224
5.250%, 3/1/37	2,082,000	2,047
5.450%, 3/1/47	1,345,000	1,315
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 7/23/22	1,070,000	1,080
5.375%, 4/1/38	954,000	889
5.375%, 5/1/47	742,000	673
5.750%, 4/1/48	2,856,000	2,678

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Communications continued
Comcast Corp. 3.300%, 10/1/20	6,213,000	6,236
3.450%, 10/1/21	4,992,000	5,042
3.700%, 4/15/24	4,327,000	4,353
3.950%, 10/15/25	3,052,000	3,090
4.000%, 3/1/48	1,663,000	1,518
4.150%, 10/15/28	2,496,000	2,536
4.600%, 10/15/38	2,328,000	2,353
4.950%, 10/15/58	2,446,000	2,491
Telefonica Emisiones SAU 5.213%, 3/8/47	795,000	729
Time Warner Cable LLC 6.550%, 5/1/37	775,000	796
Verizon Communications, Inc. 4.125%, 8/15/46	3,225,000	2,849
4.150%, 3/15/24	1,093,000	1,116
4.272%, 1/15/36	1,048,000	982
4.329%, 9/21/28	1,845,000	1,854
4.400%, 11/1/34	2,373,000	2,289
4.672%, 3/15/55	556,000	511
5.500%, 3/16/47	1,617,000	1,722
Vodafone Group PLC 3.750%, 1/16/24	2,114,000	2,084
The Walt Disney Co. 4.125%, 6/1/44	557,000	552
Warner Media LLC 5.350%, 12/15/43	548,000	529
5.375%, 10/15/41	876,000	845
Warner Media, LLC 3.800%, 2/15/27	889,000	835

Total		65,635

Consumer, Cyclical (1.4%)
Alimentation Couche-Tard, Inc. 4.500%, 7/26/47 144A	196,000	180
Costco Wholesale Corp. 2.750%, 5/18/24	2,405,000	2,339
3.000%, 5/18/27	3,749,000	3,618
Delta Air Lines, Inc. 3.800%, 4/19/23	1,995,000	1,963
4.375%, 4/19/28	759,000	728
Ford Motor Co. 5.291%, 12/8/46	1,097,000	902
Ford Motor Credit Co. LLC 3.815%, 11/2/27	550,000	464
4.140%, 2/15/23	640,000	608
General Motors Co. 5.000%, 10/1/28	556,000	527
5.150%, 4/1/38	1,051,000	899
5.950%, 4/1/49	3,470,000	3,133
GLP Capital LP / GLP Financing II, Inc. 5.300%, 1/15/29	2,186,000	2,138
Starbucks Corp.
3.800%, 8/15/25	6,031,000	5,967
4.000%, 11/15/28	2,546,000	2,516

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Volkswagen Group of America Finance LLC
4.750%, 11/13/28 144A	3,637,000	3,525
Walmart, Inc.
3.400%, 6/26/23	2,952,000	2,982
3.700%, 6/26/28	7,998,000	8,119
4.050%, 6/29/48	558,000	557

Total		41,165

Consumer, Non-cyclical (4.9%)
Abbott Laboratories
3.750%, 11/30/26	2,009,000	1,985
4.900%, 11/30/46	1,662,000	1,747
AbbVie, Inc.
2.500%, 5/14/20	4,213,000	4,172
3.750%, 11/14/23	2,414,000	2,402
4.250%, 11/14/28	3,042,000	2,955
4.875%, 11/14/48	2,555,000	2,387
Anheuser-Busch InBev Worldwide, Inc.
3.500%, 1/12/24	6,636,000	6,483
4.900%, 2/1/46 144A	2,949,000	2,738
Anthem, Inc. 2.950%, 12/1/22	1,221,000	1,191
Avery Dennison Corp. 4.875%, 12/6/28	2,240,000	2,261
BAT Capital Corp.
2.297%, 8/14/20	1,681,000	1,641
2.764%, 8/15/22	1,011,000	955
4.540%, 8/15/47	232,000	185
Becton Dickinson and Co.
2.404%, 6/5/20	3,690,000	3,634
3.700%, 6/6/27	1,849,000	1,748
3.734%, 12/15/24	2,938,000	2,838
4.669%, 6/6/47	766,000	721
4.685%, 12/15/44	2,674,000	2,506
Boston Scientific Corp. 4.000%, 3/1/28	556,000	540
Celgene Corp.
2.750%, 2/15/23	3,945,000	3,775
2.875%, 2/19/21	1,093,000	1,082
4.350%, 11/15/47	688,000	580
4.550%, 2/20/48	2,320,000	2,013
Church & Dwight Co., Inc.
2.450%, 8/1/22	843,000	815
3.150%, 8/1/27	1,389,000	1,307
3.950%, 8/1/47	414,000	377
Constellation Brands, Inc.
3.200%, 2/15/23	539,000	523
3.600%, 2/15/28	2,810,000	2,589
4.400%, 11/15/25	169,000	169
4.500%, 5/9/47	200,000	183
4.650%, 11/15/28	1,884,000	1,877
5.250%, 11/15/48	1,821,000	1,830
CVS Health Corp.
3.700%, 3/9/23	5,544,000	5,484
4.000%, 12/5/23	1,649,000	1,654
4.300%, 3/25/28	5,544,000	5,429
4.780%, 3/25/38	3,375,000	3,238
5.050%, 3/25/48	2,278,000	2,219
Danone SA 2.947%, 11/2/26 144A	6,678,000	6,096

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Edwards Lifesciences Corp. 4.300%, 6/15/28	3,680,000	3,723
ERAC USA Finance LLC 4.500%, 2/15/45 144A	199,000	187
GlaxoSmithKline Capital, Inc. 3.375%, 5/15/23	5,452,000	5,472
Halfmoon Parent, Inc.
3.400%, 9/17/21 144A	2,492,000	2,486
3.750%, 7/15/23 144A	4,237,000	4,223
4.375%, 10/15/28 144A	925,000	931
4.800%, 8/15/38 144A	242,000	240
4.900%, 12/15/48 144A	1,514,000	1,483
Kraft Heinz Foods Co.
2.800%, 7/2/20	3,316,000	3,287
4.375%, 6/1/46	2,334,000	1,925
5.200%, 7/15/45	387,000	354
Nestle Holdings, Inc.
3.100%, 9/24/21 144A	3,673,000	3,694
3.350%, 9/24/23 144A	4,443,000	4,487
3.500%, 9/24/25 144A	2,406,000	2,418
3.625%, 9/24/28 144A	2,981,000	3,003
3.900%, 9/24/38 144A	1,265,000	1,228
4.000%, 9/24/48 144A	1,652,000	1,623
Pfizer, Inc.
4.100%, 9/15/38	388,000	389
4.200%, 9/15/48	4,051,000	4,116
Reynolds American, Inc. 5.850%, 8/15/45	2,136,000	1,987
Sanofi 3.375%, 6/19/23	4,029,000	4,048
3.625%, 6/19/28	5,308,000	5,388
UnitedHealth Group, Inc.
3.500%, 2/15/24	1,828,000	1,840
3.700%, 12/15/25	1,219,000	1,232

Total		144,093

Energy (2.7%)
Anadarko Petroleum Corp. 4.850%, 3/15/21	991,000	1,015
Andeavor Logistics LP / Tesoro Logistics Finance Corp. 3.500%, 12/1/22	1,266,000	1,225
BP Capital Markets America, Inc.
3.796%, 9/21/25	3,325,000	3,343
3.937%, 9/21/28	8,295,000	8,329
Cenovus Energy, Inc. 4.250%, 4/15/27	118,000	108
Cimarex Energy Co. 4.375%, 6/1/24	3,817,000	3,795
Ecopetrol SA 5.875%, 5/28/45	752,000	709
Enbridge Energy Partners LP 7.375%, 10/15/45	615,000	763
Enbridge, Inc. 2.900%, 7/15/22	2,317,000	2,242
Encana Corp.
6.500%, 2/1/38	1,708,000	1,854
6.625%, 8/15/37	1,025,000	1,094
Energy Transfer Equity LP 5.500%, 6/1/27	2,596,000	2,531

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Energy continued
Energy Transfer Partners LP
6.125%, 12/15/45	1,890,000	1,850
6.500%, 2/1/42	597,000	596
Enterprise Products Operating LLC 3.500%, 2/1/22	3,662,000	3,672
Hess Corp. 5.800%, 4/1/47	934,000	840
HollyFrontier Corp. 5.875%, 4/1/26	1,439,000	1,455
Kinder Morgan Energy Partners LP 4.250%, 9/1/24	843,000	840
Kinder Morgan, Inc.
5.000%, 2/15/21 144A	3,380,000	3,462
5.550%, 6/1/45	1,335,000	1,324
Marathon Petroleum Corp. 4.750%, 9/15/44	1,197,000	1,057
MPLX LP
4.125%, 3/1/27	1,662,000	1,583
4.700%, 4/15/48	510,000	442
5.200%, 3/1/47	1,093,000	1,007
5.500%, 2/15/49	1,474,000	1,436
Newfield Exploration Co.
5.625%, 7/1/24	4,161,000	4,213
5.750%, 1/30/22	759,000	767
Northwest Pipeline LLC 4.000%, 4/1/27	2,903,000	2,823
Petroleos Mexicanos
2.460%, 12/15/25	4,493,300	4,446
6.350%, 2/12/48	1,093,000	871
6.500%, 3/13/27	1,776,000	1,669
6.500%, 1/23/29	1,671,000	1,558
6.750%, 9/21/47	1,275,000	1,054
Schlumberger Finance Canada, Ltd. 2.650%, 11/20/22 144A	4,400,000	4,270
Schlumberger Holdings Corp. 4.000%, 12/21/25 144A	3,048,000	3,010
Shell International Finance BV 3.500%, 11/13/23	3,477,000	3,516
TransCanada PipeLines, Ltd. 5.100%, 3/15/49	2,683,000	2,667
The Williams Cos., Inc.
4.550%, 6/24/24	1,358,000	1,371
5.750%, 6/24/44	662,000	666
Williams Partners LP 5.400%, 3/4/44	1,102,000	1,052

Total		80,525

Financial (6.6%)
AIB Group PLC 4.750%, 10/12/23 144A	4,697,000	4,650
Air Lease Corp. 3.625%, 4/1/27	2,392,000	2,141
3.625%, 12/1/27	2,892,000	2,556
4.625%, 10/1/28	163,000	154
American International Group, Inc.
4.200%, 4/1/28	1,699,000	1,640
4.375%, 1/15/55	852,000	708
4.500%, 7/16/44	928,000	829
6.250%, 5/1/36	1,004,000	1,094
Aon PLC 3.875%, 12/15/25	1,868,000	1,844

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Financial continued
Banco Santander SA
3.800%, 2/23/28	2,200,000	1,958
4.379%, 4/12/28	2,600,000	2,429
Bank of America Corp.
3.248%, 10/21/27	2,661,000	2,461
3.300%, 1/11/23	3,047,000	3,001
3.593%, (3 Month LIBOR plus 1.370%), 7/21/28	1,066,000	1,011
3.705%, (ICE LIBOR USD 3 Month plus 1.512%), 4/24/28	4,119,000	3,953
3.864%, (ICE LIBOR USD 3 Month plus 0.940%), 7/23/24	9,844,000	9,820
4.000%, 4/1/24	2,760,000	2,775
4.450%, 3/3/26	1,717,000	1,699
Bank of Ireland Group PLC 4.500%, 11/25/23 144A	2,955,000	2,890
Banque Federative du Credit Mutuel SA 3.750%, 7/20/23 144A	3,669,000	3,662
Barclays PLC 4.610%, (ICE LIBOR USD 3 Month plus 1.400%), 2/15/23	4,285,000	4,249
BNP Paribas SA 3.500%, 3/1/23 144A	5,547,000	5,378
Boston Properties LP 4.500%, 12/1/28	1,998,000	2,044
Brighthouse Financial, Inc. 3.700%, 6/22/27	1,139,000	963
Capital One Financial Corp.
2.400%, 10/30/20	2,060,000	2,016
3.200%, 1/30/23	1,228,000	1,195
3.800%, 1/31/28	2,767,000	2,559
4.250%, 4/30/25	2,569,000	2,551
Capital One NA 2.650%, 8/8/22	1,950,000	1,873
Citigroup, Inc.
3.200%, 10/21/26	3,567,000	3,294
3.668%, (ICE LIBOR USD 3 Month plus 1.390%), 7/24/28	1,219,000	1,152
4.044%, (3 Month LIBOR plus 1.023%), 6/1/24	3,344,000	3,357
4.075%, (3 Month LIBOR plus 1.192%), 4/23/29	1,075,000	1,049
4.450%, 9/29/27	4,537,000	4,375
Comerica, Inc. 3.700%, 7/31/23	5,138,000	5,135
Danske Bank A/S 3.875%, 9/12/23 144A	2,497,000	2,404
The Goldman Sachs Group, Inc. 2.876%, (ICE LIBOR USD 3 Month plus
0.821%), 10/31/22	2,213,000	2,149
3.500%, 11/16/26	1,572,000	1,453
4.017%, (3 Month LIBOR plus 1.373%), 10/31/38	1,112,000	978
4.223%, (3 Month LIBOR plus 1.301%), 5/1/29	3,257,000	3,136
4.411%, (3 Month LIBOR plus 1.430%), 4/23/39	2,984,000	2,738
Intesa Sanpaolo SpA
3.875%, 7/14/27 144A	4,251,000	3,659
3.875%, 1/12/28 144A	2,783,000	2,378
4.375%, 1/12/48 144A	1,207,000	910

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Financial continued
JPMorgan Chase & Co.
3.514%, (3 Month LIBOR plus 0.610%), 6/18/22	1,111,000	1,113
3.797%, (ICE LIBOR USD 3 Month plus 0.890%), 7/23/24	3,325,000	3,331
4.023%, (ICE LIBOR USD 3 Month plus 1.000%), 12/5/24	13,244,000	13,356
4.452%, (ICE LIBOR USD 3 Month plus 1.330%), 12/5/29	2,215,000	2,254
KeyCorp 4.150%, 10/29/25	913,000	928
Lazard Group LLC 4.500%, 9/19/28	2,642,000	2,644
Liberty Mutual Group, Inc. 4.250%, 6/15/23 144A	1,102,000	1,111
Lloyds Banking Group PLC
4.050%, 8/16/23	3,150,000	3,112
4.344%, 1/9/48	1,048,000	827
4.375%, 3/22/28	2,345,000	2,226
MetLife, Inc. 4.600%, 5/13/46	1,367,000	1,365
Mid-America Apartments LP
3.600%, 6/1/27	1,090,000	1,049
3.750%, 6/15/24	2,710,000	2,684
4.000%, 11/15/25	1,389,000	1,384
4.300%, 10/15/23	1,162,000	1,191
Morgan Stanley
2.625%, 11/17/21	3,020,000	2,947
2.750%, 5/19/22	13,000	13
Prudential Financial, Inc. 4.600%, 5/15/44	547,000	545
Public Storage
2.370%, 9/15/22	3,015,000	2,912
3.094%, 9/15/27	2,392,000	2,242
Regency Centers LP
3.600%, 2/1/27	1,102,000	1,054
4.125%, 3/15/28	750,000	741
Royal Bank of Scotland Group PLC
4.892%, (3 Month LIBOR plus 1.754%), 5/18/29	958,000	915
5.076%, (ICE LIBOR USD 3 Month plus 1.905%), 1/27/30	1,440,000	1,389
Santander Holdings USA, Inc. 4.450%, 12/3/21	6,857,000	6,976
Santander UK Group Holdings PLC
4.796%, (ICE LIBOR USD 3 Month plus 1.570%), 11/15/24	3,127,000	3,105
SITE Centers Corp.
4.250%, 2/1/26	495,000	486
4.625%, 7/15/22	965,000	991
Store Capital Corp. 4.500%, 3/15/28	4,268,000	4,126
Tanger Properties LP
3.750%, 12/1/24	1,344,000	1,303
3.875%, 12/1/23	1,480,000	1,458
Torchmark Corp. 4.550%, 9/15/28	3,325,000	3,380
UBS Group Funding Jersey, Ltd. 2.650%, 2/1/22 144A	2,848,000	2,756

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Financial continued
Voya Financial, Inc.
3.125%, 7/15/24	3,189,000	3,007
4.800%, 6/15/46	525,000	501
Washington Prime Group LP 5.950%, 8/15/24	1,048,000	919
Willis North America, Inc. 4.500%, 9/15/28	3,444,000	3,419

Total		196,030

Industrial (1.4%)
The Boeing Co. 3.550%, 3/1/38	468,000	441
Burlington Northern Santa Fe LLC 4.050%, 6/15/48	1,663,000	1,605
Crowley Conro LLC 4.181%, 8/15/43	1,562,000	1,625
CSX Corp.
4.250%, 3/15/29	1,118,000	1,136
4.750%, 11/15/48	1,341,000	1,360
FedEx Corp.
4.550%, 4/1/46	1,215,000	1,106
4.950%, 10/17/48	2,073,000	2,006
General Electric Co. 5.875%, 1/14/38	1,367,000	1,308
Northrop Grumman Corp.
2.080%, 10/15/20	2,551,000	2,501
2.550%, 10/15/22	3,580,000	3,468
2.930%, 1/15/25	159,000	151
3.250%, 8/1/23	3,302,000	3,249
3.250%, 1/15/28	1,517,000	1,418
4.030%, 10/15/47	1,039,000	946
United Technologies Corp.
3.650%, 8/16/23	4,241,000	4,224
4.125%, 11/16/28	4,300,000	4,270
4.450%, 11/16/38	2,064,000	2,005
4.625%, 11/16/48	1,218,000	1,178
Valmont Industries, Inc.
5.000%, 10/1/44	1,070,000	948
5.250%, 10/1/54	1,055,000	944
Vulcan Materials Co. 4.500%, 6/15/47	407,000	346
Wabtec Corp.
4.150%, 3/15/24	1,822,000	1,761
4.700%, 9/15/28	2,414,000	2,265
Westrock Co. 4.900%, 3/15/29 144A	776,000	798
WRKCo, Inc. 4.000%, 3/15/28 144A	437,000	415

Total		41,474

Technology (1.5%)
Apple, Inc.
2.850%, 5/11/24	2,077,000	2,025
3.200%, 5/13/25	670,000	660
3.200%, 5/11/27	4,130,000	3,988
4.250%, 2/9/47	3,170,000	3,163
4.375%, 5/13/45	1,025,000	1,042
4.500%, 2/23/36	1,107,000	1,174
Fiserv, Inc.
3.800%, 10/1/23	1,281,000	1,289
4.200%, 10/1/28	2,552,000	2,548

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Technology continued
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	1,634,000	1,527
Microsoft Corp.
2.000%, 8/8/23	2,756,000	2,650
3.300%, 2/6/27	2,222,000	2,202
4.000%, 2/12/55	886,000	872
4.100%, 2/6/37	1,817,000	1,868
4.250%, 2/6/47	2,464,000	2,590
4.500%, 2/6/57	1,333,000	1,423
NXP BV / NXP Funding LLC
3.875%, 9/1/22 144A	2,151,000	2,065
4.625%, 6/1/23 144A	6,553,000	6,422
4.875%, 3/1/24 144A	1,884,000	1,892
5.350%, 3/1/26 144A	1,663,000	1,691
5.550%, 12/1/28 144A	1,548,000	1,586
Oracle Corp.
2.625%, 2/15/23	1,499,000	1,463
2.950%, 11/15/24	802,000	781
3.800%, 11/15/37	820,000	768

Total		45,689

Utilities (2.0%)
Alliant Energy Finance LLC 4.250%, 6/15/28 144A	1,823,000	1,811
Ameren Illinois Co. 4.500%, 3/15/49	1,677,000	1,776
American Transmission Systems, Inc. 5.000%, 9/1/44 144A	601,000	643
Appalachian Power Co. 3.300%, 6/1/27	730,000	698
Dominion Energy Gas Holdings LLC 4.800%, 11/1/43	155,000	156
Dominion Energy, Inc. 4.250%, 6/1/28	2,063,000	2,071
Dominion Resources, Inc.
1.600%, 8/15/19	2,070,000	2,047
2.000%, 8/15/21	1,595,000	1,533
Duke Energy Corp. 1.800%, 9/1/21	2,391,000	2,288
Duquesne Light Holdings, Inc. 3.616%, 8/1/27 144A	3,444,000	3,245
Electricite de France SA
4.875%, 9/21/38 144A	1,830,000	1,674
5.000%, 9/21/48 144A	905,000	803
6.000%, 1/22/14 144A	697,000	680
Emera US Finance LP
3.550%, 6/15/26	1,110,000	1,053
4.750%, 6/15/46	1,365,000	1,314
Enel Finance International NV
4.250%, 9/14/23 144A	2,972,000	2,906
4.875%, 6/14/29 144A	1,573,000	1,501
FirstEnergy Corp. 4.850%, 7/15/47	558,000	559
FirstEnergy Transmission LLC 5.450%, 7/15/44 144A	459,000	499
Indiana Michigan Power Co. 4.550%, 3/15/46	1,115,000	1,125
IPALCO Enterprises, Inc. 3.700%, 9/1/24	2,690,000	2,619
Mid-Atlantic Interstate Transmission LLC 4.100%, 5/15/28 144A	2,173,000	2,159

Corporate Bonds (23.5%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Mississippi Power Co. 3.950%, 3/30/28	2,779,000	2,744
Pacific Gas & Electric Co.
2.950%, 3/1/26	1,668,000	1,372
3.300%, 3/15/27	1,940,000	1,598
3.300%, 12/1/27	1,715,000	1,400
4.250%, 3/15/46	559,000	435
4.750%, 2/15/44	391,000	321
5.800%, 3/1/37	174,000	161
6.050%, 3/1/34	1,012,000	939
PPL Capital Funding, Inc. 3.100%, 5/15/26	1,640,000	1,538
Sempra Energy
2.900%, 2/1/23	1,113,000	1,081
4.000%, 2/1/48	3,378,000	2,904
South Carolina Electric & Gas Co.
4.250%, 8/15/28	1,630,000	1,689
4.500%, 6/1/64	315,000	292
Southern California Edison Co.
3.500%, 10/1/23	915,000	912
3.700%, 8/1/25	1,312,000	1,309
4.125%, 3/1/48	4,095,000	3,883
Southwestern Electric Power Co.
2.750%, 10/1/26	520,000	479
3.850%, 2/1/48	842,000	749
3.900%, 4/1/45	729,000	657
Virginia Electric & Power Co. 4.600%, 12/1/48	972,000	1,015

Total		58,638

Total Corporate Bonds
(Cost: $710,633)		697,039

Governments (27.8%)

Governments (27.8%)
Colombia Government International Bond
4.500%, 3/15/29	2,051,000	2,027
5.000%, 6/15/45	1,096,000	1,043
Export-Import Bank of Korea 3.000%, 11/1/22	642,000	633
Korea International Bond
3.500%, 9/20/28	1,870,000	1,883
3.875%, 9/20/48	1,090,000	1,090
Panama Government International Bond 4.500%, 4/16/50	581,000	556
Republic of Indonesia
2.950%, 1/11/23	3,694,000	3,526
4.450%, 2/11/24	1,505,000	1,513
4.750%, 2/11/29	2,004,000	2,034
Republic of Paraguay 6.100%, 8/11/44 144A	2,505,000	2,583
United Mexican States
3.750%, 1/11/28	1,266,000	1,185
4.600%, 2/10/48	7,484,000	6,642
US Treasury
1.375%, 9/30/23	22,203,000	21,079
1.625%, 7/31/20	19,455,000	19,177
1.625%, 8/31/22	32,067,000	31,105
1.750%, 5/15/22	28,273,000	27,609
1.875%, 1/31/22	31,407,000	30,847
2.000%, 10/31/22	49,306,000	48,433

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Governments (27.8%)	Shares/ Par+	Value $ (000’s)

Governments continued
2.000%, 11/15/26	34,997,000	33,431
2.375%, 1/31/23	5,197,000	5,173
2.500%, 2/15/46 b	19,549,000	17,682
2.500%, 5/15/46	10,635,000	9,609
2.625%, 8/31/20	1,543,000	1,545
2.625%, 5/15/21	3,655,000	3,666
2.625%, 7/15/21	26,602,000	26,693
2.625%, 12/15/21	19,936,000	20,025
2.625%, 12/31/23	32,094,000	32,260
2.750%, 8/15/47	10,120,000	9,602
2.750%, 11/15/47	43,733,000	41,455
2.750%, 11/30/20	3,858,000	3,875
2.750%, 8/15/21	27,810,000	27,995
2.750%, 4/30/23	948,000	958
2.750%, 2/15/28	68,000,000	68,401
2.875%, 11/15/46	4,658,000	4,537
2.875%, 10/31/20	35,903,000	36,122
2.875%, 10/15/21	38,253,000	38,653
2.875%, 11/15/21	23,505,000	23,765
2.875%, 9/30/23	7,000,000	7,113
2.875%, 11/30/23	15,465,000	15,734
2.875%, 11/30/25	12,802,000	13,038
2.875%, 5/15/28	15,189,000	15,433
3.000%, 2/15/47	2,545,000	2,542
3.000%, 2/15/48	6,683,000	6,659
3.000%, 8/15/48	9,114,000	9,087
3.125%, 5/15/48	43,219,000	44,115
3.125%, 11/15/28	83,544,000	86,715
3.375%, 11/15/48	8,035,000	8,607
3.750%, 11/15/43	5,666,000	6,410

Total		823,865

Total Governments
(Cost: $819,126)		823,865

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,535
Los Angeles Community College District, Series 2010-E 6.750%, 8/1/49 GO	2,600,000	3,759
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	2,425,000	3,337
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	1,172
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,540,000	3,602
State of California, Series 2010 7.600%, 11/1/40 GO	850,000	1,238
State of Illinois 5.100%, 6/1/33 GO	545,000	519

Total Municipal Bonds
(Cost: $16,380)		16,162

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities (11.2%)
Ally Auto Receivables Trust, Series 2015-1, Class A4 1.750%, 5/15/20	621,661	621
Ally Auto Receivables Trust, Series 2015-2, Class A4 1.840%, 6/15/20	729,616	728
American Express Credit Account Master Trust, Series 2018-9, Class A 2.835%, (ICE LIBOR USD 1 Month plus 0.380%), 4/15/26	1,532,000	1,522
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A3 3.070%, 12/19/22	1,368,000	1,367
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A 3.070%, 9/20/23 144A	1,667,000	1,653
Capital Auto Receivables Asset Trust, Series 2015-3, Class A4 2.130%, 5/20/20	72,052	72
Capital Auto Receivables Asset Trust, Series 2016-1, Class A4 1.980%, 10/20/20	1,486,787	1,482
Capital Auto Receivables Asset Trust, Series 2016-2, Class A4 1.630%, 1/20/21	710,000	706
College Ave Student Loans, Series 2017-A, Class A1 4.156%, (ICE LIBOR USD 1 Month plus 1.650%), 11/26/46 144A	2,173,856	2,204
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	1,597,770	1,621
Discover Card Execution Note Trust, Series 2014-A4, Class A4 2.120%, 12/15/21	2,329,000	2,320
Ford Credit Auto Owner Trust, Series 2015-A, Class A4 1.640%, 6/15/20	349,661	349
Ford Credit Auto Owner Trust, Series 2017-1, Class A 2.620%, 8/15/28 144A	1,371,000	1,351
Ford Credit Auto Owner Trust, Series 2017-A, Class A4 1.920%, 4/15/22	2,037,000	2,006
Ford Credit Auto Owner Trust, Series 2018-1, Class A 3.190%, 7/15/31 144A	4,465,000	4,430
Ford Credit Auto Owner Trust, Series 2018-2, Class A 3.470%, 1/15/30 144A	3,210,000	3,239
Hertz Vehicle Financing II LP, Series 2015-3A, Class A 2.670%, 9/25/21 144A	5,403,000	5,326
Hertz Vehicle Financing LLC, Series 2015-1A, Class A 2.730%, 3/25/21 144A	8,423,000	8,352
Hertz Vehicle Financing LLC, Series 2016-2A, Class A 2.950%, 3/25/22 144A	2,191,000	2,164

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Hertz Vehicle Financing LLC, Series 2016-3A, Class B 3.110%, 7/25/20 144A	1,173,000	1,170
Hertz Vehicle Financing LLC, Series 2016-4, Class A 2.650%, 7/25/22 144A	5,574,000	5,456
Hertz Vehicle Financing LLC, Series 2017-1A, Class A 2.960%, 10/25/21 144A	3,034,000	3,004
Hertz Vehicle Financing LLC, Series 2017-2A, Class A 3.290%, 10/25/23 144A	4,111,000	4,057
Hertz Vehicle Financing LLC, Series 2018-2A, Class A 3.650%, 6/27/22 144A	2,855,000	2,877
Hertz Vehicle Financing LLC, Series 2018-3A, Class A 4.030%, 7/25/24 144A	4,459,000	4,531
Navient Private Education Loan Trust, Series 2014-AA, Class A3 4.055%, (ICE LIBOR USD 1 Month plus 1.600%), 10/15/31 144A	3,434,000	3,543
Navient Private Education Loan Trust, Series 2014-CTA, Class A 3.155%, (ICE LIBOR USD 1 Month plus 0.700%), 9/16/24 144A	894,708	896
Navient Private Education Loan Trust, Series 2015-CA, Class B 3.250%, 5/15/40 144A	2,181,000	2,179
Navient Private Education Loan Trust, Series 2018-BA, Class A2B 3.175%, (1 Month LIBOR plus 0.720%), 12/15/59 144A	2,055,000	2,044
Navient Private Education Refi Loan Trust, Series 2018-A, Class A2 3.190%, 2/18/42 144A	1,163,000	1,146
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	1,296,000	1,306
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	6,858,000	7,012
Navient Student Loan Trust, Series 2014-1, Class A3 3.016%, (ICE LIBOR USD 1 Month plus 0.510%), 6/25/31	2,514,484	2,502
Navient Student Loan Trust, Series 2015-1, Class A2 3.106%, (1 Month LIBOR plus 0.600%), 4/25/40	2,608,724	2,593
Navient Student Loan Trust, Series 2016-3A, Class A2 3.356%, (1 Month LIBOR plus 0.850%), 6/25/65 144A	1,405,552	1,412
Navient Student Loan Trust, Series 2016-AA, Class A2B 4.605%, (ICE LIBOR USD 1 Month plus 2.150%), 12/15/45 144A	1,668,550	1,733

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2017-4A, Class A2 3.006%, (1 Month LIBOR plus 0.500%), 9/27/66 144A	2,163,000	2,165
Navient Student Loan Trust, Series 2017-A, Class A2B 3.355%, (1 Month LIBOR plus 0.900%), 12/16/58 144A	4,642,000	4,642
Navient Student Loan Trust, Series 2018-EA, Class A2 4.000%, 12/15/59 144A	3,615,000	3,695
Nelnet Student Loan Trust, Series 2004-3, Class A5 2.540%, (3 Month LIBOR plus 0.180%), 10/27/36	562,081	556
Nelnet Student Loan Trust, Series 2004-4, Class A5 2.520%, (3 Month LIBOR plus 0.160%), 1/25/37	4,665,998	4,591
Nelnet Student Loan Trust, Series 2005-1, Class, A5 2.470%, (3 Month LIBOR plus 0.110%), 10/25/33	8,698,242	8,581
Nelnet Student Loan Trust, Series 2005-2, Class A5 2.924%, (3 Month LIBOR plus 0.100%), 3/23/37	10,876,633	10,767
Nelnet Student Loan Trust, Series 2005-3, Class A5 2.944%, (3 Month LIBOR plus 0.120%), 12/24/35	10,063,330	9,988
Nelnet Student Loan Trust, Series 2005-4, Class A4 3.004%, (3 Month LIBOR plus 0.180%), 3/22/32	1,606,432	1,572
Nelnet Student Loan Trust, Series 2010-2A, Class A 3.672%, (3 Month LIBOR plus 0.850%), 9/25/48 144A	9,402,707	9,524
Nelnet Student Loan Trust, Series 2010-4A, Series A 3.306%, (1 Month LIBOR plus 0.800%), 4/25/46 144A	845,717	852
Nelnet Student Loan Trust, Series 2012-4A, Class A 3.206%, (1 Month LIBOR plus 0.700%), 9/27/38 144A	8,583,733	8,641
Nelnet Student Loan Trust, Series 2014-1A, Class A 3.076%, (1 Month LIBOR plus 0.570%), 9/25/41 144A	1,290,306	1,292
Nelnet Student Loan Trust, Series 2016-1A, Class A 3.306%, (ICE LIBOR USD 1 Month plus 0.800%), 9/25/65 144A	4,539,785	4,579
Nelnet Student Loan Trust, Series 2017-2A, Class A 3.276%, (ICE LIBOR USD 1 Month plus 0.770%), 9/25/65 144A	4,714,776	4,738

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Nelnet Student Loan Trust, Series 2017-3A, Class A 3.356%, (1 Month LIBOR plus 0.850%), 2/25/66 144A	2,948,873	2,975
Nelnet Student Loan Trust, Series 2018-3A, Class A2 2.946%, (ICE LIBOR USD 1 Month plus 0.440%), 9/27/66 144A	1,506,000	1,495
SLC Student Loan Trust, Series 2008-1, Class A4A 4.388%, (ICE LIBOR USD 3 Month plus 1.600%), 12/15/32	4,761,140	4,876
SLM Private Education Loan Trust, Series 2013-B, Class A2B 3.555%, (ICE LIBOR USD 1 Month plus 1.100%), 6/17/30 144A	232,973	233
SLM Student Loan Trust, Series 2003-1, Class A5C 3.538%, (3 Month LIBOR plus 0.750%), 12/15/32 144A	1,681,951	1,647
SLM Student Loan Trust, Series 2004-10, Class A7A 2.960%, (3 Month LIBOR plus 0.750%), 10/25/29 144A	6,428,000	6,451
SLM Student Loan Trust, Series 2005-10, Class A5 2.490%, (3 Month LIBOR plus 0.130%), 7/26/21	1,517,063	1,504
SLM Student Loan Trust, Series 2006-1, Class A5 2.470%, (3 Month LIBOR plus 0.110%), 7/26/21	7,007,973	6,914
SLM Student Loan Trust, Series 2006-10, Class A6 2.485%, (ICE LIBOR USD 3 Month plus 0.150%), 3/25/44	10,952,000	10,651
SLM Student Loan Trust, Series 2006-3, Class A5 2.460%, (3 Month LIBOR plus 0.100%), 1/25/21	3,967,616	3,932
SLM Student Loan Trust, Series 2007-1, Class A5 2.425%, (ICE LIBOR USD 3 Month plus 0.090%), 1/26/26	753,204	751
SLM Student Loan Trust, Series 2007-2, Class A4 2.420%, (3 Month LIBOR plus 0.060%), 7/25/22	6,060,000	5,894
SLM Student Loan Trust, Series 2012-1, Class A3 3.456%, (ICE LIBOR USD 1 Month plus 0.950%), 9/25/28	7,243,956	7,255
SLM Student Loan Trust, Series 2012-2, Class A 3.206%, (ICE LIBOR USD 1 Month plus 0.700%), 1/25/29	6,206,589	6,168
SLM Student Loan Trust, Series 2012-6, Class A3 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 5/26/26	2,866,918	2,867

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SLM Student Loan Trust, Series 2013-4, Class A 3.056%, (1 Month LIBOR plus 0.550%), 6/25/43	980,540	976
SMB Private Education Loan Trust, Series 2015-A, Class A2B 3.455%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	2,667,092	2,679
SMB Private Education Loan Trust, Series 2015-C, Class A2B 3.855%, (ICE LIBOR USD 1 Month plus 1.400%), 7/15/27 144A	1,224,551	1,240
SMB Private Education Loan Trust, Series 2016-A, Class A2A 2.700%, 5/15/31 144A	5,137,569	5,136
SMB Private Education Loan Trust, Series 2016-A, Class A2B 3.955%, (ICE LIBOR USD 1 Month plus 1.500%), 5/15/31 144A	6,921,480	7,077
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	2,659,089	2,604
SMB Private Education Loan Trust, Series 2016-B, Class A2B 3.905%, (ICE LIBOR USD 1 Month plus 1.450%), 2/17/32 144A	6,875,394	7,020
SMB Private Education Loan Trust, Series 2016-C, Class A2A 2.340%, 9/15/34 144A	5,937,901	5,737
SMB Private Education Loan Trust, Series 2016-C, Class A2B 3.555%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	2,894,799	2,916
SMB Private Education Loan Trust, Series 2017-A, Class A2B 3.355%, (ICE LIBOR USD 1 Month plus 0.900%), 9/15/34 144A	1,997,000	1,998
SMB Private Education Loan Trust, Series 2017-B, Class A2B 3.205%, (1 Month LIBOR plus 0.750%), 10/15/35 144A	4,236,000	4,210
SMB Private Education Loan Trust, Series 2018-A, Class A2B 3.255%, (1 Month LIBOR plus 0.800%), 2/15/36 144A	2,318,000	2,300
SMB Private Education Loan Trust, Series 2018-B, Class A2B 3.175%, (1 Month LIBOR plus 0.720%), 1/15/37 144A	3,662,000	3,637
SMB Private Education Loan Trust, Series 2018-C, Class A2A 3.630%, 11/15/35 144A	3,423,000	3,446
SMB Private Education Loan Trust, Series 2018-C, Class A2B 3.205%, (ICE LIBOR USD 1 Month plus 0.750%), 11/15/35 144A	4,084,000	4,048
Social Professional Loan Program LLC, Series 2017-E, Class A1 3.006%, (1 Month LIBOR plus 0.500%), 11/26/40 144A	778,917	781

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Social Professional Loan Program LLC, Series 2017-E, Class A2B 2.720%, 11/26/40 144A	5,282,000	5,236
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 2.760%, 12/26/36 144A	1,891,625	1,864
SoFi Professional Loan Program LLC, Series 2016-D, Class A1 3.456%, (ICE LIBOR USD 1 Month plus 0.950%), 1/25/39 144A	398,932	401
SoFi Professional Loan Program LLC, Series 2018-B, Class A2FX 3.340%, 8/26/47 144A	4,753,000	4,761
Sofi Professional Loan Program LLC, Series 2018-C, Class A2FX 3.590%, 1/25/48 144A	5,897,000	5,930
SoFi Professional Loan Program Trust, Series 2018-D, Class A2FX 3.600%, 2/25/48 144A	6,115,000	6,167
SoFi Professional Loan Program, Series 2016-E, Class A1 3.356%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/39 144A	930,021	934
SoFi Professional Loan Program, Series 2017-A, Class A1 3.206%, (ICE LIBOR USD 1 Month plus 0.700%), 3/26/40 144A	867,599	870
SoFi Professional Loan Program, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	356,000	350
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A 3.470%, 5/15/26	1,227,000	1,241
World Financial Network Credit Card Master Trust, Series 2015-B, Class A 2.550%, 6/17/24	246,000	244
World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.030%, 4/15/25	5,825,000	5,672
World Financial Network Credit Card Master Trust, Series 2016-C, Class A 1.720%, 8/15/23	2,018,000	1,996
World Financial Network Credit Card Master Trust, Series 2017-A, Class A 2.120%, 3/15/24	3,908,000	3,855
World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.310%, 8/15/24	5,108,000	5,037
World Omni Auto Receivables Trust, Series 2016-A, Class A4 1.950%, 5/16/22	3,212,000	3,175

Total		332,308

Mortgage Securities (41.5%)
Asset Securitization Corp., Series 1997-D5, Class PS1 1.837%, (CSTR), 2/14/43 IO	254,906	2
Benchmark Mortgage Trust, Series 2018-B1, Class ASB 3.602%, (AFC), 1/15/51	854,000	859

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
CD Commercial Mortgage Trust, Series 2017- CD6, Class ASB 3.332%, 11/13/50	2,821,000	2,794
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A1 1.793%, (CSTR, AFC), 1/10/48	944,839	932
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.283%, (EXE), 5/10/58	1,496,000	1,461
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB 3.091%, 5/10/58	1,508,000	1,497
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2 3.585%, (CSTR), 12/10/54	1,536,000	1,525
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3 3.838%, (AFC, EXE), 12/10/54	2,087,000	2,105
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A1 1.964%, 6/15/50	743,630	731
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	1,226,000	1,230
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class A1 1.443%, 8/10/49	630,421	616
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class ASB 2.622%, 8/10/49	2,660,000	2,590
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class ASB 3.121%, 6/10/50	694,000	681
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class ASB 3.317%, 5/10/50	1,173,000	1,178
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AS 3.457%, 4/10/48	730,000	726
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1 6.500%, 4/25/35	196,592	199
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3 2.822%, 10/15/45	1,206,640	1,187
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A2 1.801%, 10/15/45	417,947	404
Commercial Mortgage Pass Through Certificates, Series 2013-CR11, Class A1 1.468%, 8/10/50	25,293	25
Commercial Mortgage Pass Through Certificates, Series 2013-CR12, Class A4 4.046%, 10/10/46	1,225,000	1,265
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961%, 3/10/47	415,000	425

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class AM 3.968%, 8/10/47	1,676,000	1,694
Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class A5 3.644%, 12/10/47	2,228,000	2,254
Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5 3.350%, 2/10/48	1,756,000	1,742
Commercial Mortgage Pass Through Certificates, Series 2016-C0R1, Class ASB 2.972%, 10/10/49	1,155,000	1,142
Commercial Mortgage Pass Through Certificates, Series 2018-COR3, Class A3 4.228%, 5/10/51	1,206,000	1,245
Commercial Mortgage Trust, Series 2018- CD7, Class A4 4.279%, 8/15/51	493,000	515
Commerical Mortgage Pass Through Certificates, Series 2013-CR10, Class A2 2.972%, 8/10/46	49,769	50
Credit Suisse Mortgage Capital Certificates, Series 2016-NXSR, Class A4 3.795%, (AFC), 12/15/49	3,748,000	3,773
Credit Suisse Mortgage Trust, Series 2013- IVR4, Class A6 2.500%, (AFC), 7/25/43 144A	2,766,356	2,717
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	1,597,000	1,613
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4 3.807%, 11/15/48	3,194,000	3,237
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class ASB 3.532%, 11/15/48	582,000	587
Federal Home Loan Bank 4.000%, 8/1/48	11,863,848	12,097
Federal Home Loan Mortgage Corp. 2.805%, (ICE LIBOR USD 12 Month plus 1.640%), 1/1/47	2,587,749	2,585
3.000%, 3/15/44	8,003,017	7,908
3.500%, 12/1/47	1,122,444	1,123
3.500%, 2/1/48	1,800,217	1,800
3.500%, 3/1/48	10,558,811	10,570
3.859%, (ICE LIBOR USD 12 Month plus 1.640%), 7/1/48	1,592,037	1,631
4.000%, 4/1/34	1,419,329	1,458
4.000%, 1/1/35	121,979	127
4.000%, 1/1/36	193,434	200
4.000%, 10/1/36	1,263,438	1,303
4.000%, 3/1/37	654,218	676
4.000%, 8/1/44	665,049	681
4.000%, 12/1/45	824,384	843
4.000%, 2/1/46	899,753	920
4.000%, 6/1/46	1,387,503	1,419
4.000%, 4/1/48	1,831,456	1,874
4.000%, 6/1/48	24,938,909	25,544
4.000%, 10/1/48	26,649,678	27,174
4.000%, 11/1/48	46,234,937	47,144
4.500%, 6/1/39	128,747	137

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
4.500%, 7/1/39	140,581	150
4.500%, 11/1/48	22,350,597	23,152
5.000%, 6/1/44	2,254,045	2,429
5.000%, 5/1/48	6,394,111	6,834
5.000%, 6/1/48	373,455	397
5.000%, 11/1/48	9,967,501	10,462
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	9,748,543	9,625
Federal Home Loan Mortgage Corp., Series 2017-7472, Class PA 3.000%, 10/15/47	18,121,880	17,877
Federal Home Loan Mortgage Corp., Series 2018-4767, Class KA 3.000%, 3/15/48	5,216,237	5,217
Federal Home Loan Mortgage Corp., Series 2018-4786, Class DP 4.500%, 7/15/42	3,076,683	3,198
Federal Home Loan Mortgage Corp., Series 2018-4787, Class AK 3.000%, 5/15/48	8,271,388	8,074
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	426,151	473
Federal Home Loan Mortgage Corp., Series 356, Class 300 3.000%, 9/15/47	2,544,072	2,498
Federal Home Loan Mortgage Corp., Series 360, Class 300 3.000%, 11/15/47	5,984,030	5,895
Federal Home Loan Mortgage Corp., Series 4640, Class LD 4.000%, 9/15/43	7,939,474	8,227
Federal Home Loan Mortgage Corp., Series 4700, Class QJ 4.000%, 7/15/44	5,833,883	6,060
Federal Home Loan Mortgage Corp., Series 4705, Class A 4.500%, 9/15/42	4,020,282	4,235
Federal Home Loan Mortgage Corp., Series 4763, Class CA 3.000%, 9/15/38	1,090,038	1,093
Federal Home Loan Mortgage Corp., Series 4796, Class AK 3.000%, 5/15/48	10,600,337	10,348
Federal Home Loan Mortgage Corp., Series 4802, Class A 3.000%, 6/15/48	10,021,181	9,806
Federal National Mortgage Association 2.949%, (ICE LIBOR USD 12 Month plus 1.599%), 8/1/47	2,228,074	2,236
3.000%, 11/1/46	4,361,132	4,311
3.135%, (ICE LIBOR USD 12 Month plus 1.620%), 3/1/47	3,387,628	3,419
3.500%, 9/1/33	447,422	456
3.500%, 8/1/34	1,306,144	1,331
3.500%, 5/1/36	4,120,117	4,198
3.500%, 9/1/36	668,018	681
3.500%, 12/1/36	4,589,715	4,664
3.500%, 2/1/41	14,236,866	14,415
3.500%, 2/1/42	13,662,635	13,833

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
3.500%, 5/1/42	20,995,486	21,294
3.500%, 6/1/42	18,934,685	19,171
3.500%, 11/1/46	4,072,097	4,129
3.500%, 11/1/47	1,472,549	1,474
3.500%, 12/1/47	1,434,538	1,438
3.500%, 1/1/48	12,250,610	12,268
3.500%, 2/1/48	5,177,936	5,186
3.500%, 9/1/52	16,010,729	16,042
3.730%, (ICE LIBOR USD 12 Month plus 1.620%), 8/1/48	3,054,146	3,130
3.750%, (ICE LIBOR USD 12 Month plus 1.620%), 8/1/48	1,513,988	1,552
3.751%, (ICE LIBOR USD 12 Month plus 1.620%), 7/1/48	2,823,083	2,894
3.855%, (ICE LIBOR USD 12 Month plus 1.620%), 10/1/48	2,401,537	2,469
4.000%, 7/1/33	2,024,462	2,077
4.000%, 9/1/33	3,568,916	3,662
4.000%, 12/1/33	273,167	284
4.000%, 4/1/34	3,152,110	3,271
4.000%, 7/1/35	5,263,098	5,462
4.000%, 11/1/35	2,468,106	2,561
4.000%, 1/1/36	3,471,465	3,602
4.000%, 7/1/36	3,269,862	3,393
4.000%, 9/1/36	1,299,952	1,341
4.000%, 11/1/36	995,346	1,033
4.000%, 12/1/36	3,802,955	3,945
4.000%, 1/1/37	144,925	149
4.000%, 2/1/37	500,523	517
4.000%, 3/1/37	4,037,787	4,168
4.000%, 4/1/37	1,437,437	1,484
4.000%, 5/1/37	1,991,360	2,056
4.000%, 6/1/37	954,880	986
4.000%, 7/1/37	4,935,668	5,090
4.000%, 9/1/37	2,872,252	2,964
4.000%, 10/1/37	2,320,035	2,404
4.000%, 11/1/37	948,466	978
4.000%, 12/1/37	1,611,032	1,663
4.000%, 1/1/38	2,573,881	2,659
4.000%, 9/1/38	1,056,656	1,091
4.000%, 5/1/41	8,182,738	8,491
4.000%, 5/1/45	4,780,954	4,890
4.000%, 9/1/45	1,219,501	1,260
4.000%, 10/1/45	798,948	817
4.000%, 12/1/45	796,389	815
4.000%, 5/1/46	1,441,917	1,477
4.000%, 7/1/46	201,525	207
4.000%, 4/1/47	1,576,464	1,618
4.000%, 5/1/47	2,146,953	2,197
4.000%, 10/1/47	843,408	868
4.000%, 11/1/47	15,457,539	15,830
4.000%, 2/1/48	3,751,662	3,833
4.000%, 3/1/48	13,070,953	13,348
4.000%, 4/1/48	6,584,271	6,725
4.000%, 5/1/48	5,308,236	5,435
4.000%, 6/1/48	2,012,116	2,059
4.000%, 7/1/48	2,343,074	2,398
4.000%, 8/1/48	27,615,385	28,166
4.000%, 9/1/48	3,232,844	3,325
4.000%, 10/1/48	3,017,876	3,089

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
4.500%, 5/1/34	86,570	91
4.500%, 6/1/41	167,235	175
4.500%, 3/1/43	1,913,411	2,005
4.500%, 3/1/44	1,487,901	1,555
4.500%, 10/1/45	3,140,474	3,279
4.500%, 2/1/46	107,934	112
4.500%, 8/1/48	16,512,661	17,114
4.500%, 11/1/48	31,575,276	32,735
5.000%, 7/1/44	316,690	334
5.000%, 5/1/48	3,371,042	3,576
5.000%, 6/1/48	8,945,133	9,583
5.000%, 11/1/48	8,654,197	9,286
5.000%, 8/1/56	12,204,374	12,922
Federal National Mortgage Association Stripped, Series 414, Class A35 3.500%, 10/25/42	8,248,182	8,346
Federal National Mortgage Association TBA 4.000%, 1/1/47	19,000,000	19,374
4.500%, 1/14/49	10,600,000	10,982
Federal National Mortgage Association, Series 1998-61, Class PL 6.000%, 11/25/28	958	1
Federal National Mortgage Association, Series 2013-30, Class CA 1.500%, 4/25/43	1,036,729	973
Federal National Mortgage Association, Series 2014-40, Class EP 3.500%, 10/25/42	1,707,785	1,745
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	3,151,083	3,145
Federal National Mortgage Association, Series 2017-M7, Class A2 2.961%, (AFC), 2/25/27	1,102,000	1,073
Federal National Mortgage Association, Series 2018-12, Class P 3.000%, 3/25/46	3,690,313	3,652
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	6,054,282	6,120
Federal National Mortgage Association, Series 2018-15, Class AB 3.000%, 3/25/48	1,316,943	1,319
Federal National Mortgage Association, Series 2018-15, Class CA 3.000%, 3/25/48	1,273,911	1,271
Federal National Mortgage Association, Series 2018-38, Class LA 3.000%, 6/25/48	10,512,384	10,247
Federal National Mortgage Association, Series 2018-4, Class HC 2.500%, 12/25/47	3,068,690	2,964
Federal National Mortgage Association, Series 2018-43, Class CT 3.000%, 6/25/48	10,019,846	9,755
Federal National Mortgage Association, Series 2018-45, Class GA 3.000%, 6/25/48	21,743,715	21,170
Federal National Mortgage Association, Series 2018-50, Class BA 3.000%, 7/25/48	21,231,328	20,546

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2018-56, Class CH 3.000%, 8/25/48	4,899,915	4,777
Federal National Mortgage Association, Series 2018-57, Class PT 3.000%, 8/25/48	3,757,556	3,646
Federal National Mortgage Association, Series 2018-59, Class DA 3.000%, 8/25/48	10,616,163	10,299
Federal National Mortgage Association, Series 2018-63, Class DA 3.500%, 9/25/48	2,966,804	3,010
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	3,852,000	3,724
Government National Mortgage Association
3.500%, 9/20/45	17,728,989	17,888
3.500%, 5/20/46	2,170,793	2,192
3.500%, 7/20/46	8,643,323	8,748
3.500%, 1/20/47	1,763,996	1,779
3.500%, 1/20/48	14,146,808	14,260
4.000%, 3/20/48	1,388,230	1,424
4.000%, 4/20/48	4,555,548	4,678
4.500%, 10/20/48	23,031,640	23,848
4.500%, 11/20/48	2,975,146	3,081
4.500%, 12/20/48	6,288,000	6,520
4.500%, 1/23/49	300,000	310
5.000%, 12/20/39	139,583	151
5.000%, 11/20/45	288,725	313
5.000%, 3/20/48	18,580,900	19,358
5.000%, 4/20/48	776,801	823
5.000%, 9/20/48	12,411,253	12,946
5.000%, 10/20/48	16,145,862	16,841
5.000%, 11/20/48	26,211,608	27,313
5.000%, 12/20/48	26,563,153	27,724
5.000%, 1/20/49	4,676,000	4,873
5.000%, 1/23/49	5,500,000	5,722
5.000%, 2/21/49	62,600,000	65,066
Government National Mortgage Association TBA 5.000%, 12/18/49 Æ	13,175,000	13,735
Government National Mortgage Association, Series 2012-141, Class WA 4.527%, 11/16/41	968,844	1,036
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	4,715,293	4,632
GS Mortgage Securities Trust, Series 2012- GCJ7, Class AAB 2.935%, 5/10/45	262,621	262
GS Mortgage Securities Trust, Series 2014- GC18, Class A3 3.801%, 1/10/47	1,044,000	1,061
GS Mortgage Securities Trust, Series 2015- GC34, Class A4 3.506%, 10/10/48	1,483,000	1,479
GS Mortgage Securities Trust, Series 2016- GS3, Class A4 2.850%, 10/10/49	1,160,000	1,102

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
GS Mortgage Securities Trust, Series 2016- GS3, Class AAB 2.777%, 10/10/49	1,740,000	1,699
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1 5.314%, 1/25/51 144A	4,771,712	5,113
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A4 3.483%, 6/15/45	1,917,000	1,921
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A2 2.665%, 1/15/46	833,320	831
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2014-C20, Class A2 2.871%, 7/15/47	1,042,392	1,039
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A1 1.324%, 8/15/49	1,247,817	1,223
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class ASB 2.713%, 8/15/49	1,805,000	1,748
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class ASB 3.548%, 3/15/50	3,358,000	3,368
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class ASB 3.732%, 1/15/49	1,413,000	1,433
JP Morgan Mortgage Trust, Series 2016-5, Class A1 2.649%, (AFC), 12/25/46 144A	1,621,240	1,601
JP Morgan Mortgage Trust, Series 2017-5, Class A1 3.176%, (CSTR), 10/26/48 144A	14,908,188	14,831
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	1,323,000	1,337
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2 2.773%, 10/15/48	944,309	937
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	6,101,000	5,932
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class ASB 3.282%, 7/15/50	1,306,000	1,291
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class ASB 3.491%, 3/15/50	463,000	463
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class ASB 4.145%, 6/15/51	1,453,000	1,505
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1 5.250%, 12/25/24	136,357	136

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
MASTR Asset Securitization Trust, Series 2004-9, Class 6A1 5.000%, 9/25/19	2,972	3
Morgan Stanley Bank of America Merrill Lynch Trust 2015, Series C20, Class A4 3.249%, 2/15/48	434,000	428
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.635%, 10/15/48	1,477,000	1,485
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4 3.753%, 12/15/47	393,000	398
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28, Class A4 3.544%, 1/15/49	774,000	773
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A4 2.600%, 9/15/49	2,865,000	2,680
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB 2.729%, 9/15/49	5,519,000	5,394
Morgan Stanley Capital I Trust, Series 2016- UB11, Class A1 1.445%, 8/15/49	1,581,208	1,552
Morgan Stanley Capital I Trust, Series 2016- UB11, Class ASB 2.606%, 8/15/49	1,289,000	1,251
Morgan Stanley Capital I Trust, Series 2016- UBS9, Class A1 1.711%, 3/15/49	977,409	961
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/19	3,733	4

Structured Products (52.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Sequoia Mortgage Trust, Series 2013-5, Class A2 3.000%, (CSTR, AFC), 5/25/43 144A	2,249,082	2,163
UBS Commercial Mortgage Trust, Series 2017-C7, Class A4 3.679%, 12/15/50	346,000	345
UBS Commercial Mortgage Trust, Series 2018-C10, Class A4 4.313%, 5/15/51	1,059,000	1,106
UBS Commercial Mortgage Trust, Series 2018-C13, Class A4 4.334%, 10/15/51	1,811,000	1,895
UBS Commercial Mortgage Trust, Series 2018-C9, Class A4 4.117%, (AFC), 3/15/51	2,328,000	2,398
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4 3.525%, 5/10/63	1,832,000	1,851

Total		1,231,710

Total Structured Products
(Cost: $1,562,138)		1,564,018

Short-Term Investments (1.2%)

Money Market Funds (1.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	36,080,092	36,080

Total		36,080

Total Short-Term Investments
(Cost: $36,080)		36,080

Total Investments (105.7%)
(Cost: $3,144,357)@		3,137,164

Other Assets, Less
Liabilities (-5.7%)		(169,171)

Net Assets (100.0%)		2,967,993

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $354,937 representing 12.2% of the net assets.

ß

Cash or securities with an aggregate value of $17,682 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,150,466 and the net unrealized depreciation of investments based on that cost was $13,302 which is comprised of $22,992 aggregate gross unrealized appreciation and $36,294 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$16,162	$-
Corporate Bonds	-	697,039	-
Governments	-	823,865	-
Structured Products
Mortgage Securities	-	1,217,975	13,735
All Others	-	332,308	-
Short-Term Investments	36,080	-	-
Total Assets:	$36,080	$3,087,349	$13,735

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$111 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of non-government related investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have a minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

2018 was characterized by a challenging market environment that featured higher yields and lower equities as volatility rose. Sustained U.S.-China trade tensions and geopolitical turmoil weighed on risk sentiment, contributing to wider credit spreads and weakness in emerging market assets, while declining oil prices suppressed global inflation expectations. Fears of monetary policy overtightening further hurt investor confidence, as the U.S. Federal Reserve (the “Fed”) continued to raise interest rates on its path toward policy normalization. Meanwhile, the U.S. dollar strengthened as economic growth and central bank activity diverged between the U.S. and other developed regions.

PORTFOLIO RESULTS

The Portfolio returned (2.04%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Long-Term U.S. Treasury Index (the “Index”), returned (1.84%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2018 of the Long Government peer group was (3.31%).

Out-of-benchmark exposure to U.S. breakeven inflation – the difference between nominal and real interest rates – detracted from relative performance as inflation expectations fell. U.S. interest rate positioning, particularly duration and positioning on the yield curve (a graphical representation of bond yields at different maturities), was the main contributor over the period, as interest rates rose. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options.

Looking at sectors, selection within agency mortgage-backed securities and an allocation to government agency debentures contributed to performance.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect world GDP growth to slow somewhat but remain above trend at 2.75%–3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 – the U.S. accelerating and other regions slowing – will give way to a more synchronized deceleration.

In the U.S., after an expansion of close to 3% in 2018, we look for growth to slow to a below-consensus 2.0%–2.5% range in 2019. The drop reflects the recent tightening of financial conditions, fading fiscal stimulus, and slower growth in China and elsewhere. Growth momentum is likely to moderate during the year, converging to trend growth of just below 2% in the second half. Headline inflation looks set to drop sharply over the next several months, reflecting base effects and the recent plunge in oil prices, while core CPI of about 2% is expected to remain stable. We expect one or two more interest rate increases by year-end 2019, with a high chance of the Fed pausing or even ending the hiking cycle in the first half.

Long-Term U.S. Government Bond Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	-2.04%	5.50%	4.55%
Bloomberg Barclays® Long-Term U.S. Treasury Index	-1.84%	5.93%	4.09%
Morningstar® US Insurance Fund Long Government Average	-3.31%	5.62%	3.78%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
US Treasury, Various	76.0%
Federal National Mortgage Association, Various	5.0%
Residual Funding Corp. Stripped, Various	4.7%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	2.2%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	1.9%
Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.8%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.7%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.7%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.7%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB, 3.514%, 12/15/49	0.6%

Sector Allocation 12/31/18

Sector	% of Net Assets
Governments	81.4%
Structured Products	20.9%
Corporate Bonds	0.7%
Purchased Options	0.0%
Short-Term Investments & Other Net Assets	-3.0%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Corporate Bonds (0.7%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical (0.3%)
United Airlines Pass Through Trust, Series 2016-2, Class A 3.100%, 4/7/30	189,428	175
United Airlines Pass Through Trust, Series 2016-2, Class AA 2.875%, 4/7/30	189,428	174

Total		349

Industrial (0.4%)
Vessel Management Services, Inc. 3.432%, 8/15/36 ß	501,000	489

Total		489

Total Corporate Bonds
(Cost: $880)		838

Purchased Options (0.0%)

Purchased Options (0.0%)
Put – Ten-Year US Treasury Note Future, Strike Price $106.5, Exp. 2/22/19, Counterparty – Goldman Sachs International, Notional – 17,000	17	–	p

Total		–	p

Total Purchased Options
(Cost: $0)		–	p

Governments (81.4%)

Governments (81.4%)
Federal National Mortgage Association 5.625%, 4/17/28	100,000	120
Residual Funding Corp. Stripped 0.000%, 4/15/30 ß	4,800,000	3,358
0.000%, 10/15/20 ß	2,000,000	1,908
Resolution Funding Corp. Stripped 0.000%, 4/15/28	400,000	300
Tennessee Valley Authority Stripped 0.000%, 5/1/30	500,000	338
US Treasury 1.875%, 7/31/22 ß	8,000,000	7,834
2.000%, 10/31/21 ß	2,700,000	2,665
2.125%, 8/15/21	400,000	396
2.500%, 2/15/45 ß	2,660,000	2,415
2.500%, 5/15/46 ß	1,710,000	1,545
2.500%, 2/15/46 ß	940,000	850
2.750%, 8/15/42 ß	2,000,000	1,918
2.750%, 11/15/42	400,000	383
2.875%, 5/15/43 ß	3,710,000	3,628
2.875%, 8/15/45 ß	5,180,000	5,054
3.000%, 5/15/42 ß	530,000	531
3.000%, 11/15/45	370,000	370
3.000%, 2/15/48	330,000	329
3.000%, 8/15/48 ß	1,070,000	1,067
3.000%, 11/15/44	390,000	390
3.125%, 2/15/43 ß	10,710,000	10,944
3.125%, 5/15/48 ß	2,430,000	2,480
3.375%, 5/15/44 ß	11,440,000	12,206
3.500%, 2/15/39	50,000	55
3.625%, 8/15/43 ß	8,750,000	9,702

Governments (81.4%)	Shares/ Par+	Value $ (000’s)

Governments continued
3.750%, 11/15/43 ß	5,600,000	6,336
3.875%, 8/15/40 ß	440,000	506
4.250%, 11/15/40 ß	2,400,000	2,905
4.375%, 2/15/38 ß	2,240,000	2,747
4.500%, 5/15/38 ß	1,440,000	1,795
US Treasury Inflation Index Bond 0.125%, 4/15/22	311,886	302
0.375%, 1/15/27	73,266	70
0.375%, 7/15/27	320,407	304
0.500%, 1/15/28 ß	1,065,990	1,017
0.750%, 7/15/28 ß	1,309,399	1,282
1.000%, 2/15/48 ß	512,640	486
1.375%, 2/15/44	141,028	146
1.750%, 1/15/28	434,466	461
2.500%, 1/15/29 ß	423,958	483
3.625%, 4/15/28	156,319	192
US Treasury Stripped 0.000%, 8/15/34 ß	850,000	540
0.000%, 11/15/43	700,000	328

Total		90,686

Total Governments
(Cost: $93,750)		90,686

Structured Products (20.9%)

Asset Backed Securities (0.9%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 2/27/68 144A	89,450	89
Massachusetts Educational Financing Authority, Series 2008-1, Class A1 3.285%, (ICE LIBOR USD 3 Month plus 0.950%), 4/25/38	55,025	55
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, 12/16/24 144A	600,000	601
SLM Student Loan Trust, Series 2003-7A, Class A5A 3.988%, (ICE LIBOR USD 3 Month plus 1.200%), 12/15/33 144A	123,053	124
SLM Student Loan Trust, Series 2008-9, Class A 3.835%, (ICE LIBOR USD 3 Month plus 1.500%), 4/25/23	155,173	156

Total		1,025

Mortgage Securities (20.0%)
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	299
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A 2.778%, (CSTR), 11/10/31 144A	600,000	588
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (AFC), 4/10/33 144A	200,000	199

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (20.9%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2016-667M, Class A 3.140%, 10/10/36 144A	700,000	675
Core Industrial Trust, Series 2015-WEST, Class C 3.494%, 2/10/37 144A	300,000	291
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 3.916%, (CSTR), 7/25/33	880	1
DBWF Mortgage Trust, Series 2016-85T, Class A 3.791%, 12/10/36 144A	800,000	810
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	283,228	311
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32 ß	2,200,000	2,125
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44 ß	2,369,940	2,441
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54 ß	708,620	733
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53 ß	683,186	620
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1 3.557%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.400%), 7/25/44	10,518	11
Federal National Mortgage Association 3.040%, 12/1/30	355,968	345
3.090%, 12/1/36 ß	600,000	553
3.600%, 2/1/40 ß	638,300	626
5.000%, 6/1/35	59,156	63
5.000%, 2/1/36	89,252	95
Federal National Mortgage Association TBA 3.000%, 1/14/49 ß	2,900,000	2,830
4.000%, 1/14/49 ß	3,200,000	3,263
4.000%, 2/13/49 ß	600,000	611
5.500%, 1/14/49	200,000	212
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	328,086	337
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46 ß	900,000	849

Structured Products (20.9%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
GS Mortgage Securities Trust, Series 2015-590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	292
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	300,000	298
Hilton USA Trust, Series 2016-HHV, Class C 4.194%, (CSTR), 11/5/38 144A	400,000	400
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 3.879%, (CSTR, AFC), 5/25/33	1,848	2
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class ASB 3.514%, 12/15/49 ß	700,000	708
Morgan Stanley Capital I Trust, Series 2018- MP, Class A 4.418%, 7/11/40 144A	100,000	105
MSSG Trust, Series 2017-237P, Class A 3.397%, 9/13/39 144A	700,000	684
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 3.130%, (ICE LIBOR USD 1 Month plus 0.660%), (AFC), 10/19/34	4,598	4
VNDO Trust, Series 2016-350P, Class A 3.805%, 1/10/35 144A	800,000	808
WaMu Mortgage Pass-Through Certificates, Series 2004-AR1, Class A 3.770%, (CSTR, AFC), 3/25/34	11,487	12
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	99

Total		22,300

Total Structured Products
(Cost: $23,693)		23,325

Short-Term Investments (2.4%)

Money Market Funds (1.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270% #, ß	1,537,362	1,537

Total		1,537

US Government & Agencies (1.0%)
Federal Home Loan Bank 0.000%, 1/4/19 ß	700,000	700
US Treasury Bill 0.000%, 1/22/19	389,000	389

Total		1,089

Total Short-Term Investments
(Cost: $2,626)		2,626

Total Investments (105.4%)
(Cost: $120,949)@		117,475

Other Assets, Less
Liabilities (-5.4%)		(6,007)

Net Assets (100.0%)		111,468

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Securities Sold Short

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Federal National Mortgage Association TBA	3.500%	1/14/49	$(2,200)	$(2,177)	$(2,200)
Federal National Mortgage Association TBA	4.500%	1/14/49	(900)	(927)	(932)

			$(3,100)	$(3,104)	$(3,132)

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
CME Three-Month Eurodollar Future	Long	USD	18,750	75	6/19	$18,246	$55	$1
CME Three-Month Eurodollar Future	Short	USD	18,750	75	6/20	18,282	(116)	(5)
Five-Year US Treasury Note Future	Long	USD	2,300	23	3/19	2,638	42	6
Ten-Year US Treasury Note Future	Long	USD	700	7	3/19	854	20	3
Two-Year US Treasury Note Future	Short	USD	10,400	52	3/19	11,040	(77)	(7)
Ultra Long Term US Treasury Bond Future	Short	USD	8,500	85	3/19	11,057	(357)	(40)
Ultra Long Term US Treasury Bond Future	Long	USD	10,000	100	3/19	16,066	833	59
US Treasury Long Bond Future	Long	USD	17,700	177	3/19	25,842	1,189	83

							$1,589	$100

Centrally Cleared Interest Rate Swaps – Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
3-Month USD-LIBOR	2.643%	3/22	8,700	USD	$1	$(15)	$(14)	$(2)
3-Month USD-LIBOR	1.750%	12/26	3,610	USD	147	88	235	(6)
3-Month USD-LIBOR	2.250%	6/28	1,800	USD	24	44	68	(3)
3-Month USD-LIBOR	2.500%	6/46	1,300	USD	34	59	93	(2)
3-Month USD-LIBOR	1.750%	6/47	600	USD	105	30	135	(1)
3-Month USD-LIBOR	2.384%	9/47	2,000	USD	102	93	195	(3)
3-Month USD-LIBOR	2.750%	12/47	800	USD	(26)	40	14	(2)

					$387	$339	$726	$(19)

Centrally Cleared Interest Rate Swaps – Pay Floating Rate
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
3-Month USD-LIBOR	2.600%	3/21	8,700	USD	$(1)	$7	$6	$-	p

					$(1)	$7	$6	$-	p

Written Options

Description	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call - Ten-Year US Treasury Note Future	USD	7,000	$121.500	1/19	7,000	$(6)
Call - Ten-Year US Treasury Note Future	USD	5,000	122.000	1/19	5,000	(3)
Call - Ten-Year US Treasury Note Future	USD	2,000	122.500	1/19	2,000	(1)
Put - Ten-Year US Treasury Note Future	USD	7,000	119.500	1/19	7,000	-	p
Put - Ten-Year US Treasury Note Future	USD	5,000	120.000	1/19	5,000	-	p
Put - Ten-Year US Treasury Note Future	USD	2,000	120.500	1/19	2,000	-	p

(Premiums Received $7)						$(10)

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

	Financial Derivative Assets				Financial Derivative Liabilities
	Variation Margin (000’s)				Variation Margin (000’s)			Market Value (000’s)
	Swaps		Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	p	$152	$152	$(19)	$(52)	$(71)	$(10)

+	All par is stated in U.S Dollar unless otherwise noted.

ß

Cash or securities with an aggregate value of $104,287 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

p	Amount is less than one thousand.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $6,362 representing 5.8% of the net assets.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $123,534 and the net unrealized depreciation of investments based on that cost was $6,879 which is comprised of $1,389 aggregate gross unrealized appreciation and $8,268 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$838	$-
Governments	-	90,686	-
Structured Products	-	23,325	-
Short-Term Investments
Money Market Funds	1,537	-	-
All Others	-	1,089	-
Other Financial Instruments^
Futures	2,139	-	-
Interest Rate Swaps	-	746	-
Total Assets:	$3,676	$116,684	$-
Liabilities:
Other Financial Instruments^
Futures	(550)	-	-
Written Options	(10)	-	-
Interest Rate Swaps	-	(14)	-
Securities Sold Short	-	(3,132)	-
Total Liabilities:	$(560)	$(3,146)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$350 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury and inflation-indexed securities issued by domestic and foreign corporations and governments. The Portfolio also may invest in fixed income securities that are not inflation-indexed, including collateralized mortgage obligations, mortgage- and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

Bond markets experienced volatility in 2018 amid a changing outlook for inflation and interest rates over the course of the year. A risk-on trend drove U.S. assets for much of the year, despite headwinds facing non-U.S. markets. These headwinds included slowing global growth, trade war concerns, Brexit uncertainty, Italy’s budget woes and weakness among some emerging markets debt issuers. In the last three months of the year, prospects for global growth weakened further, weighing heavily on risk-asset performance. Global interest rates and oil prices fell towards the end of the period.

Fundamentals in the U.S. were broadly positive, despite concerns over U.S.-China trade tensions. With tax cuts as a tailwind, economic growth was robust and earnings rose more than 20% compared with 2017. Labor markets were also strong, and inflation measures and interest rates generally rose. The Consumer Price Index, a measure of consumer prices, climbed from about 2.1% at the end of 2017 to a peak of 2.9% in July, before easing back to 2.2% in December.

The U.S. Federal Reserve (the “Fed”) raised interest rates four times during the period, leading to concerns that higher rates could dampen growth. The ten-year inflation breakeven rate, which had been steadily holding above 2% for most of the year, slid 42 basis points (0.42%) in the fourth quarter, ending 2018 at 1.71%, compared with 1.98% at the end of 2017. For the calendar year, TIPS generally declined and underperformed nominal Treasurys, which increased fractionally.

PORTFOLIO RESULTS

The Portfolio returned (2.61%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. TIPS Index (the “Index”), returned (1.26%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2018 of the Inflation Protected Bonds Funds peer group was (1.77%).

The Portfolio was nearly fully invested in TIPS under the terms allowed by IRS portfolio diversification regulations for insurance products (53% versus the IRS maximum of 55%). The remainder was primarily invested in investment grade corporate and securitized securities. Weaker performance from these allocations, particularly in the fourth quarter, generally accounted for the Portfolio’s underperformance relative to the Index, as credit spreads widened significantly amid weakening growth forecasts. Higher Treasury rates over the year also weighed on bond prices. Together, these effects drove losses for the calendar year among credit segments and the longest-duration U.S. Treasurys.

To achieve Portfolio inflation exposure while adhering to the 55% TIPS limit, the portfolio manager uses inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. This strategy detracted from relative return due to the performance of the credit and securitized sectors as spreads widened at year end.

Inflation Protection Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

The fourth quarter’s dramatic decrease in oil prices diminished market-based inflation expectations, including the ten-year breakeven rate. Breakeven rates dropped below their longer-term averages, suggesting TIPS are inexpensive. We believe that inflation-protected securities are reasonably priced, and we would consider adding exposure on further weakness. The Portfolio’s positioning reflects our expectation for modest yet sustainable global growth, continued market volatility, stabilizing commodity prices, modest wage growth and a slowing or ending of Fed rate increases. We believe these influences will eventually create higher inflation than is currently priced into the bond market. As we enter 2019, we expect headline inflation to weaken due to year-over-year base effects, specifically the drop in oil prices, and we anticipate opportunities to add inflation protection at cheaper prices.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	-2.61%	1.27%	3.14%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index	-1.26%	1.69%	3.64%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	-1.77%	1.50%	3.58%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

This Portfolio invests over 50% of its assets in inflation-linked bonds. Inflation-linked bonds issued by the U.S. Government, known as TIPs, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Neither the current market value of the inflation-linked bonds nor the share value of the fund that invests in them is guaranteed, and either or both may fluctuate. Those portions of the Portfolio which are not invested in inflation linked securities will not be automatically protected from inflation. The Portfolio may use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
US Treasury, Various	55.3%
Federal Home Loan Mortgage Corp., Various	1.8%
Federal National Mortgage Association, 4%, 2/1/46	1.4%
JPMorgan Chase & Co., Various	0.9%
Citigroup, Inc., Various	0.8%
The Goldman Sachs Group, Inc., Various	0.7%
Bank of America Corp., Various	0.7%
Sequoia Mortgage Trust, Series 2017-7, Class A7, 3.5%, 10/25/47	0.6%
Canadian Government Real Return Bond, Various	0.6%
Wells Fargo & Co., Various	0.5%

Sector Allocation 12/31/18

Sector	% of Net Assets
Governments	55.4%
Structured Products	18.9%
Corporate Bonds	16.6%
Short-Term Investments & Other Net Assets	8.6%
Municipal Bonds	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.2%)
The Dow Chemical Co. 3.500%, 10/1/24	200,000	193
4.375%, 11/15/42	200,000	176
International Paper Co. 4.400%, 8/15/47	200,000	168
LyondellBasell Industries NV 4.625%, 2/26/55	100,000	84
5.000%, 4/15/19	37,000	37
Westlake Chemical Corp. 4.375%, 11/15/47	200,000	168

Total		826

Communications (2.2%)
21st Century Fox America, Inc. 4.750%, 9/15/44	150,000	160
6.900%, 8/15/39	385,000	506
AT&T, Inc. 3.400%, 5/15/25	450,000	423
4.450%, 4/1/24	100,000	102
4.750%, 5/15/46	300,000	267
4.800%, 6/15/44	280,000	251
5.150%, 11/15/46	77,000	72
CBS Corp. 3.700%, 6/1/28	170,000	158
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.200%, 3/15/28	400,000	375
6.484%, 10/23/45	530,000	547
Comcast Corp.
4.250%, 10/15/30	1,080,000	1,093
6.500%, 11/15/35	350,000	419
Deutsche Telekom International Finance 3.600%, 1/19/27 144A	450,000	425
Discovery Communications LLC 3.950%, 3/20/28	350,000	325
Time Warner Cable LLC 4.500%, 9/15/42	295,000	237
Verizon Communications, Inc.
2.625%, 8/15/26	125,000	113
4.400%, 11/1/34	150,000	145
5.012%, 8/21/54	300,000	290
5.500%, 3/16/47	330,000	351
Viacom, Inc.
4.250%, 9/1/23	470,000	468
4.375%, 3/15/43	90,000	71
Warner Media, LLC
2.950%, 7/15/26	200,000	179
3.800%, 2/15/27	300,000	282
4.050%, 12/15/23	150,000	150
4.700%, 1/15/21	300,000	308

Total		7,717

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical (0.6%)
Ford Motor Co. 4.346%, 12/8/26	120,000	107
Ford Motor Credit Co. LLC 4.389%, 1/8/26	300,000	271
General Motors Co. 5.150%, 4/1/38	650,000	556
The Home Depot, Inc. 4.200%, 4/1/43	275,000	271
Macy’s Retail Holdings, Inc. 2.875%, 2/15/23	60,000	55
McDonald’s Corp. 3.250%, 6/10/24	150,000	149
4.450%, 3/1/47	330,000	316
Walmart, Inc. 4.050%, 6/29/48	350,000	349

Total		2,074

Consumer, Non-cyclical (2.5%)
Abbott Laboratories 4.900%, 11/30/46	400,000	420
AbbVie, Inc. 2.900%, 11/6/22	325,000	316
4.450%, 5/14/46	350,000	307
Aetna, Inc. 2.750%, 11/15/22	230,000	221
3.875%, 8/15/47	170,000	144
Allergan Funding SCS 3.850%, 6/15/24	150,000	148
4.550%, 3/15/35	270,000	256
Amgen, Inc. 3.625%, 5/22/24	240,000	239
Anheuser-Busch InBev SA/NV 3.650%, 2/1/26 144A	1,320,000	1,248
Anheuser-Busch InBev Worldwide, Inc. 4.900%, 2/1/46 144A	500,000	464
Anthem, Inc. 4.650%, 1/15/43	200,000	195
Becton Dickinson and Co. 3.700%, 6/6/27	400,000	378
Catholic Health Initiatives 2.950%, 11/1/22	100,000	98
Celgene Corp. 3.625%, 5/15/24	50,000	49
5.000%, 8/15/45	170,000	157
Constellation Brands, Inc. 3.500%, 5/9/27	170,000	158
CVS Health Corp. 2.750%, 12/1/22	650,000	626
4.780%, 3/25/38	180,000	173
5.050%, 3/25/48	170,000	166
Duke University Health System, Inc. 3.920%, 6/1/47	268,000	262
Express Scripts Holding Co. 4.500%, 2/25/26	80,000	81
Gilead Sciences, Inc. 3.650%, 3/1/26	200,000	196
4.150%, 3/1/47	265,000	244

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Halfmoon Parent, Inc. 4.900%, 12/15/48 144A	200,000	196
Kaiser Foundation Hospitals 4.150%, 5/1/47	200,000	198
The Kroger Co. 3.875%, 10/15/46	400,000	326
Medtronic, Inc. 3.500%, 3/15/25	80,000	80
4.625%, 3/15/45	350,000	367
Northwell Health, Inc. 4.260%, 11/1/47	180,000	171
Shire Acquisitions Investments Ireland Designated Activity Co. 3.200%, 9/23/26	260,000	235
Thermo Fisher Scientific, Inc. 2.950%, 9/19/26	250,000	231
UnitedHealth Group, Inc. 3.750%, 10/15/47	350,000	321
4.250%, 3/15/43	150,000	149

Total		8,820

Energy (2.4%)
Cimarex Energy Co. 4.375%, 6/1/24	100,000	99
Enbridge, Inc. 3.500%, 6/10/24	150,000	146
3.700%, 7/15/27	200,000	190
Energy Transfer Partners LP 3.600%, 2/1/23	100,000	96
4.050%, 3/15/25	200,000	190
5.300%, 4/15/47	455,000	401
Enterprise Products Operating LLC 3.750%, 2/15/25	200,000	198
4.850%, 3/15/44	100,000	97
Halliburton Co. 4.850%, 11/15/35	410,000	403
Hess Corp. 6.000%, 1/15/40	450,000	413
Kinder Morgan Energy Partners LP 5.300%, 9/15/20	270,000	277
Kinder Morgan, Inc. 5.550%, 6/1/45	500,000	496
Magellan Midstream Partners LP 5.150%, 10/15/43	150,000	151
Marathon Oil Corp. 3.850%, 6/1/25	170,000	160
5.200%, 6/1/45	100,000	92
MPLX LP 4.500%, 4/15/38	200,000	175
4.875%, 6/1/25	400,000	403
5.200%, 3/1/47	200,000	184
Noble Energy, Inc. 4.150%, 12/15/21	480,000	482
Petroleos Mexicanos 3.500%, 1/30/23	130,000	118
4.625%, 9/21/23	200,000	188
4.875%, 1/18/24	400,000	373
Phillips 66 4.650%, 11/15/34	200,000	195

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Energy continued
Plains All American Pipeline LP / PAA Finance Corp. 3.650%, 6/1/22	200,000	196
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	500,000	519
Shell International Finance BV 2.375%, 8/21/22	1,170,000	1,141
Statoil ASA 2.450%, 1/17/23	250,000	243
Sunoco Logistics Partners Operations LP 3.450%, 1/15/23	300,000	290
Williams Partners LP 4.125%, 11/15/20	80,000	81
4.300%, 3/4/24	300,000	299

Total		8,296

Financial (5.4%)
American International Group, Inc. 4.500%, 7/16/44	250,000	223
American Tower Corp. 3.375%, 10/15/26	400,000	372
Bank of America Corp. 3.248%, 10/21/27	1,625,000	1,503
3.300%, 1/11/23	425,000	419
4.443%, (ICE LIBOR USD 3 Month plus 1.990%), 1/20/48	450,000	433
Berkshire Hathaway, Inc. 4.500%, 2/11/43	395,000	411
Boston Properties LP 3.650%, 2/1/26	150,000	145
BPCE SA 3.500%, 10/23/27 144A	250,000	227
Capital One Financial Corp. 3.750%, 3/9/27	330,000	307
Citigroup, Inc. 2.350%, 8/2/21	300,000	291
3.200%, 10/21/26	665,000	614
4.050%, 7/30/22	450,000	452
4.075%, (3 Month LIBOR plus 1.192%), 4/23/29	300,000	293
4.281%, (ICE LIBOR USD 3 Month plus 1.839%), 4/24/48	200,000	185
4.450%, 9/29/27	975,000	940
Cooperatieve Rabobank UA 3.950%, 11/9/22	250,000	249
Credit Suisse AG 3.625%, 9/9/24	250,000	245
Discover Bank 3.450%, 7/27/26	300,000	275
Discover Financial Services 3.750%, 3/4/25	200,000	191
Essex Portfolio LP 3.625%, 8/15/22	100,000	100
The Goldman Sachs Group, Inc. 2.300%, 12/13/19	300,000	297
3.500%, 11/16/26	400,000	370
3.750%, 5/22/25	850,000	814
4.800%, 7/8/44	675,000	644
5.750%, 1/24/22	330,000	346
The Hartford Financial Services Group, Inc. 5.125%, 4/15/22	150,000	157

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Financial continued
HSBC Holdings PLC 2.950%, 5/25/21	400,000	394
4.041%, (ICE LIBOR USD 3 Month plus 1.546%), 3/13/28	230,000	220
4.300%, 3/8/26	200,000	197
4.375%, 11/23/26	200,000	194
Huntington Bancshares, Inc. 2.300%, 1/14/22	200,000	193
International Lease Finance Corp. 5.875%, 8/15/22	200,000	210
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.150%, 1/23/30	280,000	240
JPMorgan Chase & Co. 3.875%, 9/10/24	1,050,000	1,035
3.897%, (ICE LIBOR USD 3 Month plus 1.220%), 1/23/49	400,000	351
3.964%, (ICE LIBOR USD 3 Month plus 1.380%), 11/15/48	835,000	740
4.500%, 1/24/22	750,000	773
4.625%, 5/10/21	250,000	257
Kilroy Realty LP 3.800%, 1/15/23	120,000	120
Markel Corp. 3.500%, 11/1/27	200,000	189
Morgan Stanley 3.772%, (ICE LIBOR USD 3 Month plus 1.140%), 1/24/29	200,000	192
3.875%, 1/27/26	250,000	244
Prudential Financial, Inc. 3.935%, 12/7/49	251,000	225
U.S. Bancorp 3.600%, 9/11/24	400,000	398
Ventas Realty LP / Ventas Capital Corp. 3.250%, 8/15/22	250,000	247
Wells Fargo & Co. 3.000%, 4/22/26	200,000	187
3.550%, 9/29/25	175,000	170
4.100%, 6/3/26	330,000	322
4.125%, 8/15/23	220,000	221
4.400%, 6/14/46	500,000	462
4.750%, 12/7/46	450,000	434

Total		18,718

Industrial (0.9%)
Burlington Northern Santa Fe LLC 3.000%, 4/1/25	200,000	195
3.750%, 4/1/24	200,000	205
4.125%, 6/15/47	380,000	368
4.950%, 9/15/41	100,000	109
CSX Corp. 3.800%, 11/1/46	180,000	159
FedEx Corp. 4.050%, 2/15/48	200,000	168
4.400%, 1/15/47	200,000	180
Lockheed Martin Corp. 3.800%, 3/1/45	200,000	183
Republic Services, Inc. 3.375%, 11/15/27	140,000	134
Rockwell Collins, Inc. 4.350%, 4/15/47	300,000	276

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Union Pacific Corp. 2.750%, 4/15/23	100,000	98
3.350%, 8/15/46	165,000	135
4.000%, 4/15/47	340,000	317
United Technologies Corp. 3.750%, 11/1/46	525,000	443

Total		2,970

Technology (1.0%)
Apple, Inc. 2.900%, 9/12/27	650,000	613
3.200%, 5/11/27	550,000	531
4.250%, 2/9/47	370,000	369
Dell International LLC / EMC Corp. 6.020%, 6/15/26 144A	470,000	472
Fidelity National Information Services, Inc. 3.000%, 8/15/26	200,000	184
Microsoft Corp. 3.450%, 8/8/36	400,000	379
4.250%, 2/6/47	550,000	578
Oracle Corp. 2.500%, 10/15/22	300,000	292
2.650%, 7/15/26	150,000	139

Total		3,557

Utilities (1.4%)
AEP Transmission Co., LLC 3.750%, 12/1/47	200,000	184
Alabama Power Co. 3.700%, 12/1/47	240,000	220
American Electric Power Co., Inc. 3.200%, 11/13/27	200,000	190
Consolidated Edison Co. of New York, Inc. 3.875%, 6/15/47	400,000	369
Dominion Resources, Inc. 4.900%, 8/1/41	320,000	318
Duke Energy Corp. 3.150%, 8/15/27	150,000	140
Duke Energy Progress LLC 3.700%, 10/15/46	720,000	651
Exelon Corp. 4.450%, 4/15/46	160,000	152
Exelon Generation Co. LLC 5.600%, 6/15/42	480,000	470
FirstEnergy Corp. 4.850%, 7/15/47	300,000	301
Florida Power & Light Co. 3.950%, 3/1/48	200,000	196
MidAmerican Energy Co. 4.400%, 10/15/44	600,000	619
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	200,000	191
Potomac Electric Power Co. 3.600%, 3/15/24	80,000	81
Sempra Energy 3.250%, 6/15/27	250,000	230
3.800%, 2/1/38	150,000	129
Southern Co. Gas Capital Corp. 3.950%, 10/1/46	200,000	175
Southwestern Public Service Co. 3.700%, 8/15/47	250,000	229

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (16.6%)	Shares/ Par+	Value $ (000’s)

Utilities continued
Virginia Electric & Power Co. 3.450%, 2/15/24	50,000	50

Total		4,895

Total Corporate Bonds
(Cost: $61,105)		57,873

Governments (55.4%)

Governments (55.4%)
Australian Government Inflation Linked Bond 6.843%, 8/20/20 AUD §,¥	715,000	912
Canadian Government Real Return Bond 4.250%, 12/1/21 CAD ¥	774,725	625
4.250%, 12/1/26 CAD ¥	1,526,740	1,431
US Treasury Inflation Index Bond
0.125%, 4/15/21	5,601,383	5,447
0.125%, 1/15/22 ß	530,689	515
0.125%, 4/15/22 ß	7,278,460	7,041
0.125%, 7/15/22 ß	10,446,295	10,147
0.125%, 1/15/23	3,834,320	3,704
0.125%, 7/15/24	1,863,680	1,787
0.125%, 7/15/26 ß	14,980,148	14,065
0.250%, 1/15/25 ß	10,569,438	10,122
0.375%, 7/15/23 ß	6,954,240	6,800
0.375%, 7/15/25 ß	6,824,448	6,580
0.375%, 1/15/27	6,699,712	6,364
0.500%, 1/15/28	4,100,640	3,914
0.625%, 7/15/21 ß	10,097,640	9,988
0.625%, 1/15/24 ß	17,610,775	17,337
0.625%, 1/15/26 ß	9,205,503	8,961
0.625%, 2/15/43 ß	7,314,069	6,411
0.750%, 7/15/28	5,691,754	5,572
0.750%, 2/15/42 ß	8,756,879	7,947
0.750%, 2/15/45 ß	7,355,804	6,578
0.875%, 2/15/47	3,456,915	3,174
1.000%, 2/15/46	2,507,944	2,378
1.000%, 2/15/48	1,281,800	1,215
1.375%, 2/15/44 ß	11,533,656	11,910
1.750%, 1/15/28	4,822,125	5,121
2.000%, 1/15/26	3,121,423	3,332
2.125%, 2/15/40	2,222,886	2,613
2.125%, 2/15/41 ß	5,871,700	6,935
2.375%, 1/15/25	2,213,492	2,393
2.375%, 1/15/27	4,294,676	4,741
2.500%, 1/15/29	3,197,700	3,640
3.375%, 4/15/32	804,910	1,032
3.625%, 4/15/28	2,345,160	2,878

Total		193,610

Total Governments
(Cost: $202,147)		193,610

Municipal Bonds (0.5%)

Municipal Bonds (0.5%)
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	35,000	47
City of New York 5.968%, 3/1/36 GO	125,000	153
City of San Antonio TX Electric & Gas System
Revenue 5.985%, 2/1/39 RB	150,000	196

Municipal Bonds (0.5%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds continued
City of San Francisco CA Public Utilities Commission Water Revenue 6.950%, 11/1/50 RB	25,000	36
Los Angeles Community College District, Series 2010-E 6.750%, 8/1/49 GO	95,000	137
Metropolitan Transportation Authority 6.814%, 11/15/40 RB	50,000	66
Missouri Highway & Transportation Commission 5.445%, 5/1/33 RB	100,000	116
New Jersey Turnpike Authority, Series 2010 7.102%, 1/1/41 RB	100,000	137
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	50,000	57
Rutgers - The State University of New Jersey 5.665%, 5/1/40 RB	55,000	65
Santa Clara Valley Transportation Authority 5.876%, 4/1/32 RB	50,000	59
State of California 4.600%, 4/1/38 GO	65,000	67
7.300%, 10/1/39 GO	55,000	75
7.550%, 4/1/39 GO	250,000	358
State of Illinois 5.100%, 6/1/33 GO	150,000	143
State of Texas, Series 2009A 5.517%, 4/1/39 RB	30,000	37

Total Municipal Bonds
(Cost: $1,799)		1,749

Structured Products (18.9%)

Asset Backed Securities (4.5%)
Bean Creek CLO, Ltd., Series 2018-1A, Class AR 3.368%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/31 144A	1,250,000	1,219
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	404,719	400
CIFC Funding, Ltd., Series 2013-3RA, Class A1 3.330%, (ICE LIBOR USD 3 Month plus 0.980%), 4/24/31 144A	1,000,000	976
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR 3.311%, (ICE LIBOR USD 3 Month plus 1.120%), 7/20/31 144A	1,250,000	1,239
Goldentree Loan Opportunities XI, Ltd., Series 2017-11A, Class AR2 3.403%, (ICE LIBOR USD 3 Month plus 1.070%), 1/18/31 144A	1,350,000	1,325
Hilton Grand Vacations Trust, Series 2014- AA, Class A 1.770%, 11/25/26 144A	167,857	165
KKR CLO, Ltd., Series 2018-22A, Class A 3.523%, (ICE LIBOR USD 3 Month plus 1.150%), 7/20/31 144A	1,500,000	1,480

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (18.9%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Madison Park Funding, Ltd., Series 2014-13A, Class AR2 3.292%, (ICE LIBOR USD 3 Month plus 0.950%), 4/19/30 144A	1,600,000	1,574
Magnetite VIII, Ltd., Series 2018-8A, Class AR2 3.319%, (ICE LIBOR USD 3 Month plus 0.980%), 4/15/31 144A	1,750,000	1,724
MVW Owner Trust, Series 2015-1A, Class A 2.520%, 12/20/32 144A	330,940	326
MVW Owner Trust, Series 2016-1A, Class A 2.250%, 12/20/33 144A	281,994	275
Sierra Receivables Funding Co. LLC, Series 2015-1A, Class A 2.400%, 3/22/32 144A	88,908	88
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A 3.080%, 3/21/33 144A	248,204	247
Sounds Point CLO IV-R, Ltd., Series 2013-3RA, Class A 3.651%, (ICE LIBOR USD 3 Month plus 1.150%), 4/18/31 144A	1,600,000	1,579
Towd Point Mortgage Trust, Series 2016-1, Class A1 3.500%, (AFC), 2/25/55 144A	393,255	392
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	756,006	739
Treman Park CLO Ltd., Series 2015-1A, Class ARR 3.535%, (ICE LIBOR USD 3 Month plus 1.070%), 10/20/28 144A	1,000,000	1,000
VSE VOI Mortgage LLC, Series 2017-A, Class A 2.330%, 3/20/35 144A	852,683	833

Total		15,581

Mortgage Securities (14.4%)
Agate Bay Mortgage Trust, Series 2014-3, Class A2 3.500%, (AFC), 11/25/44 144A	723,191	709
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	1,477,252	1,448
Agate Bay Mortgage Trust, Series 2016-1, Class A3 3.500%, (AFC), 12/25/45 144A	1,059,746	1,043
Agate Bay Mortgage Trust, Series 2016-3, Class A3 3.500%, (AFC), 8/25/46 144A	714,138	704
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B 3.490%, 4/14/33 144A	1,110,000	1,096
BB-UBS Trust, Series 2012-SHOW, Class A 3.430%, 11/5/36 144A	1,000,000	1,000
CD Mortgage Trust, Series 2016-CD2, Class A4 3.526%, (AFC), 11/10/49	700,000	697
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	35,594	37

Structured Products (18.9%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Citigroup / Deutsche Bank Commercial Mortgage Trust, Series 2016-CD1, Class AM 2.926%, 8/10/49	1,000,000	942
Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class AM 4.426%, (AFC), 2/10/47	1,000,000	1,042
Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class AM 4.193%, (AFC), 9/10/47	850,000	863
Commercial Mortgage Pass Through Certificates, Series 2015-3BP, Class A 3.178%, 2/10/35 144A	875,000	862
Commercial Mortgage Pass Through
Certificates, Series 2015-CR22, Class AM 3.603%, (AFC), 3/10/48	900,000	894
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class B 4.646%, (CSTR), 2/10/49	880,000	909
Commercial Mortgage Pass Through Certificates, Series 2017-PANW, Class A 3.244%, 11/10/34 144A	850,000	835
Core Industrial Trust, Series 2015-TEXW, Class B 3.329%, 2/10/34 144A	725,000	718
Core Industrial Trust, Series 2015-WEST, Class A 3.292%, 2/10/37 144A	932,354	922
Credit Suisse Mortgage Trust, Series 2015- WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	300,000	295
Credit Suisse Mortgage Trust, Series 2017- HL1, Class A3 3.500%, (AFC), 6/25/47 144A	615,219	608
Federal Home Loan Mortgage Corp. 4.000%, 5/1/42	3,479,487	3,580
4.500%, 4/1/41	2,629,950	2,755
Federal National Mortgage Association 4.000%, 2/1/46	4,681,580	4,778
GS Mortgage Securities Trust, Series 2016- GS2, Class B 3.759%, (AFC), 5/10/49	750,000	740
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B 2.977%, (CSTR), 8/10/38 144A	1,175,000	1,112
Irvine Core Office Trust, Series 2013-IRV, Class A2 3.173%, (CSTR), 5/15/48 144A	800,000	798
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP2, Class A4 2.821%, 8/15/49	600,000	570
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP3, Class AS 3.144%, 8/15/49	675,000	637
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 4.166%, 12/15/46	600,000	620
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2 2.500%, (AFC), 3/25/43 144A	659,586	636

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (18.9%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.987%, (AFC), 10/25/29 144A	761,277	753
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	1,750,000	1,712
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.500%, (AFC), 1/25/47 144A	1,714,279	1,681
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B 4.341%, (AFC), 8/15/47	700,000	701
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 3.414%, 3/15/50	930,000	919
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 3.276%, 11/15/52	1,350,000	1,308
Morgan Stanley Capital I Trust, Series 2014- CPT, Class C 3.446%, (CSTR), 7/13/29 144A	600,000	594
Morgan Stanley Capital I Trust, Series 2016- UB11, Class A4 2.782%, 8/15/49	1,575,000	1,491
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3 4.000%, (CSTR), 3/25/57 144A	1,105,972	1,116
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1 4.006%, (ICE LIBOR USD 1 Month plus 1.500%), (AFC), 6/25/57 144A	1,135,534	1,156
Sequoia Mortgage Trust, Series 2014-3, Class A14 3.000%, (AFC), 10/25/44 144A	203,257	198
Sequoia Mortgage Trust, Series 2014-4, Class A2 3.500%, (AFC), 11/25/44 144A	179,629	179
Sequoia Mortgage Trust, Series 2017-5, Class A4 3.500%, (AFC), 8/25/47 144A	1,248,604	1,233
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	2,250,000	2,162
Sequoia Mortgage Trust, Series 2017-CH1, Class A1 4.000%, (AFC), 10/25/47 144A	770,785	776
Sequoia Mortgage Trust, Series 2018-7, Class A4 4.000%, (AFC), 9/25/48 144A	721,217	729
Thornburg Mortgage Securities Trust, Series 2004-3, Class A 3.246%, (ICE LIBOR USD 1 Month plus 0.740%), (AFC), 9/25/44	270,815	265
USB Commercial Mortgage Trust, Series 2017-C1, Class A3 3.196%, 6/15/50	700,000	677
Wells Fargo Mortgage Backed Securities Trust, Series 2005-17, Class 1A1 5.500%, 1/25/36	29,210	28

Structured Products (18.9%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 1A1 4.520%, (CSTR), 6/25/35	197,440	207
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A15 4.513%, (CSTR), 6/25/35	554,995	571
Wells Fargo Mortgage Backed Securities Trust, Series 2006-10, Class A4 6.000%, 8/25/36	37,382	37
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR10, Class 1A1 4.907%, (CSTR), 1/25/38	40,104	38
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 3.500%, (AFC), 6/20/44 144A	119,640	119

Total		50,500

Total Structured Products
(Cost: $67,751)		66,081

Short-Term Investments (9.5%)

Money Market Funds (8.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	30,836,302	30,836

Total		30,836

US Government & Agencies (0.7%)
US Treasury 0.000%, 1/24/19	2,500,000	2,497

Total		2,497

Total Short-Term Investments
(Cost: $33,333)		33,333

Total Investments (100.9%)
(Cost: $366,135)@		352,646

Other Assets, Less Liabilities (-0.9%)		(3,075)

Net Assets (100.0%)		349,571

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	38,300	383	3/19	$43,925	$565	$96
Ten-Year US Treasury Note Future	Long	USD	28,500	285	3/19	34,775	716	111
Ultra Long Term US Treasury Bond Future	Short	USD	1,900	19	3/19	3,053	(160)	(11)
Ultra Long Term US Treasury Bond Future	Short	USD	6,400	64	3/19	8,325	(182)	(30)
US Treasury Long Bond Future	Short	USD	25,000	250	3/19	36,500	(1,688)	(117)

							$(749)	$49

Total Return Swaps — Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
U.S. Consumer Price	2.073%	8/27	3,500	USD	$-	$(26)	$(26)	$(6)
Index - 3 Month
USD LIBOR
U.S. Consumer Price	2.145%	11/27	5,000	USD	-	(83)	(83)	(8)
Index - 3 Month
USD LIBOR

					$-	$(109)	$(109)	$(14)

	Financial Derivative Assets				Financial Derivative Liabilities
	Variation Margin (000’s)			Market Value (000’s)	Variation Margin (000’s)
	Swaps	Futures	Total	Options	Swaps	Futures	Total
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$207	$207	$-	$(14)	$(158)	$(172)

Over the Counter Derivatives

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Month	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	AUD	1,273	898	3/19	$23	$-	$23
Sell	Morgan Stanley Capital Services, Inc.	CAD	2,753	2,020	3/19	50	-	50

						$73	$-	$73

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America, N.A.	2.210%	3/19	6,500	$(263)	$(263)
CPURNSA	Bank of America, N.A.	2.640%	3/19	4,500	(352)	(352)
CPURNSA	Bank of America, N.A.	2.510%	3/19	2,000	(183)	(183)
CPURNSA	Bank of America, N.A.	2.640%	2/20	2,800	(328)	(328)
CPURNSA	Bank of America, N.A.	2.670%	4/22	3,000	(413)	(413)
CPURNSA	Bank of America, N.A.	2.763%	3/23	700	(88)	(88)
CPURNSA	Bank of America, N.A.	2.528%	8/24	2,750	(259)	(259)
CPURNSA	Bank of America, N.A.	2.140%	7/25	2,900	(79)	(79)
CPURNSA	Bank of America, N.A.	1.790%	8/25	1,500	6	6
CPURNSA	Bank of America, N.A.	2.240%	4/27	3,500	(111)	(111)
CPURNSA	Bank of America, N.A.	2.218%	4/27	2,000	(59)	(59)
CPURNSA	Bank of America, N.A.	2.235%	4/27	2,000	(61)	(61)
CPURNSA	Bank of America, N.A.	2.235%	5/27	5,000	(152)	(152)
CPURNSA	Barclays Bank PLC	1.710%	2/20	1,000	(9)	(9)
CPURNSA	Barclays Bank PLC	2.526%	5/23	5,500	(557)	(557)
CPURNSA	Barclays Bank PLC	2.535%	5/23	1,000	(102)	(102)
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	(141)	(141)
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	(311)	(311)
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	(262)	(262)
CPURNSA	Barclays Bank PLC	2.310%	9/24	1,400	(97)	(97)
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(458)	(458)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(346)	(346)
CPURNSA	Goldman Sachs International	1.870%	5/26	17,000	194	194
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	46	46
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	123	123
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	(84)	(84)
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	(95)	(95)
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	(127)	(127)

					$(4,568)	$(4,568)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$73	$369	$442	-	-	$(4,937)	$(4,937)

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $43,807 representing

12.4% of the net assets.

¥	Foreign Bond — par value is foreign denominated

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2018, the aggregate value of these securities was $912 (in thousands), representing 0.3% of net assets.

ß

Cash or securities with an aggregate value of $131,337 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $367,511 and the net unrealized depreciation of investments based on that cost was $20,219 which is comprised of $981 aggregate gross unrealized appreciation and $21,200 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$1,749	$-
Corporate Bonds	-	57,873	-
Governments	-	193,610	-
Structured Products	-	66,081	-
Short-Term Investments
Money Market Funds	30,836	-	-
All Others	-	2,497	-
Other Financial Instruments^
Futures	1,281	-	-
Forward Currency Contracts	-	73	-
Total Return Swaps	-	369	-
Total Assets:	$32,117	$322,252	$-
Liabilities:
Other Financial Instruments^
Futures	(2,030)	-	-
Total Return Swaps	-	(4,937)	-
Interest Rate Swaps	-	(109)	-
Total Liabilities:	$(2,030)	$(5,046)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$763 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

For much of the year, the high yield market performed well compared with most fixed income assets, benefiting from a growing economy and strong corporate earnings. However, the fourth quarter proved difficult for the high yield market, as a number of factors worked against the market. These included the ongoing trade dispute between the U.S. and China, concerns about U.S. monetary policy, slowing economies in China and Europe and a steep drop in oil prices. These factors, along with rich valuations, led to a sharp drop in equity markets, negatively impacting the high yield market. In the fourth-quarter decline, the high yield market seemed to ignore continued strong corporate earnings, very low levels of U.S. unemployment, good high yield credit profiles and low default rates. The impact of these factors can be seen in the spread between high yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse® High Yield Bond Index, began the reporting period at 394 basis points, then hit a low of 353 in October before rising substantially to close the year at 575 basis points.

Within the high yield market, major industry sectors that substantially outperformed the overall Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (the “Index”) during the reporting period included: Pharmaceuticals, Electric Utilities, Media & Entertainment, Cable & Satellite and Health Care. Major industry sectors that substantially underperformed the Index during the reporting period included: Oil Field Services, Independent Energy, Automotive, Home Construction and Banking. From a credit quality perspective, the “CCC”-rated sector was the worst performer with a (3.84%) total return followed by the “BB”-rated sector with a (2.42%) return. The B-rated sector was the strongest performing quality sector, although it was also in negative territory with a (1.31%) total return during the reporting period.

PORTFOLIO RESULTS

The Portfolio returned (2.71%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index, returned (2.08%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2018 of the High Yield Funds peer group was (2.63%).

The Portfolio’s relative performance was negatively impacted by its security selection during the period. This was especially true in the Health Care, Food & Beverage, Media & Entertainment, Packaging, Cable & Satellite, Technology and Wireless Telecommunications sectors. The Portfolio was overweight the strong-performing Health Care and Cable & Satellite sectors but much of the benefit from this positioning was offset by its specific holdings, which underperformed overall. Specific high yield issuers held by the Portfolio that negatively impacted relative performance included: Anna Merger, Sesi LLC, Raxspace Hosting, Ultra Resources and Altice Luxembourg SA.

Sector allocation helped the Portfolio’s relative performance during the reporting period. In particular, the Portfolio benefited from its underweight to the weak performing Oil Field Services, Independent Energy, Banking and Home Construction industry sectors. The Portfolio was positively impacted by security selection in the Retail industry sector during the reporting period. Specific high yield issuers held by the Portfolio that positively impacted performance relative to the Index included: Platform Specialty Products, Radio One, Bausch Health Cos., Seminole Hard Rock Entertainment and Petsmart.

High Yield Bond Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

The weak performance for high yield securities in the fourth quarter leaves the market at a crossroads. While investors have many concerns – trade negotiations, the U.S. Federal Reserve, equity markets, political discord – yields just shy of 8% on the Index and credit spreads well above their historical median certainly look more attractive than in recent quarters. Corporate credit quality remains good, default rates are modest, projected earnings growth is steady and the consumer-led economy appears to be poised to continue the current expansion in an environment of very low unemployment. We believe this should set the stage for the high yield market to experience a rebound from the poor performance in the fourth quarter. The biggest risk we foresee is the possibility of a slowdown in U.S. economic activity in response to a negative outcome in current trade discussions with China.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	-2.71%	3.53%	9.58%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index	-2.08%	3.84%	11.14%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	-2.63%	2.87%	9.25%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses,

and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower quality securities, which may represent a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

High Yield Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
HCA, Inc., Various	1.9%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	1.9%
Valeant Pharmaceuticals International, Inc., Various	1.9%
CSC Holdings LLC, Various	1.9%
Sprint Corp., Various	1.4%
Post Holdings, Inc., Various	1.0%
Tenet Healthcare Corp., Various	1.0%
T-Mobile USA, Inc., Various	0.9%
BWAY Holding Co., Various	0.9%
Crimson Merger Sub, Inc., 6.625%, 5/15/22	0.9%

Sector Allocation 12/31/18

Sector	% of Net Assets
Consumer, Non-Cyclical	21.2%
Communications	17.9%
Consumer, Cyclical	13.2%
Energy	12.9%
Industrial	12.1%
Technology	6.7%
Financial	5.8%
Basic Materials	4.5%
Short-Term Investments & Other Net Assets	3.7%
Utilities	1.7%
Diversified	0.3%
Pharmaceuticals	0.0%
Other Holdings	–%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Basic Materials (4.5%)
Alpha 2 BV 8.750%, 6/1/23 144A	950,000	910
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 2/1/25 144A	2,675,000	2,514
Clearwater Paper Corp. 5.375%, 2/1/25 144A	3,350,000	3,023
Compass Minerals International, Inc. 4.875%, 7/15/24 144A	2,400,000	2,172
Crown Holdings, Inc. 4.250%, 9/30/26	250,000	224
Freeport-McMoRan, Inc. 3.550%, 3/1/22	175,000	166
3.875%, 3/15/23	3,050,000	2,821
5.400%, 11/14/34	3,000,000	2,362
Hexion, Inc. 6.625%, 4/15/20	3,050,000	2,432
HudBay Minerals, Inc. 7.250%, 1/15/23 144A	600,000	593
7.625%, 1/15/25 144A	1,750,000	1,711
Huntsman International LLC 4.875%, 11/15/20	730,000	732
Platform Specialty Products Corp. 5.875%, 12/1/25 144A	1,450,000	1,356
6.500%, 2/1/22 144A	5,325,000	5,325
PQ Corp. 5.750%, 12/15/25 144A	650,000	601
Starfruit Finco BV / Starfruit US Holdco LLC 8.000%, 10/1/26 144A	2,075,000	1,919
Steel Dynamics, Inc. 5.125%, 10/1/21	620,000	619
5.500%, 10/1/24	930,000	921
Teck Resources, Ltd. 5.200%, 3/1/42	1,325,000	1,113
6.000%, 8/15/40	850,000	791
6.125%, 10/1/35	1,075,000	1,027
8.500%, 6/1/24 144A	825,000	884

Total		34,216

Communications (17.9%)
Acosta, Inc. 7.750%, 10/1/22 144A	2,850,000	527
Altice France SA 8.125%, 2/1/27 144A	800,000	754
Altice Luxembourg SA 7.625%, 2/15/25 144A	3,875,000	2,897
7.750%, 5/15/22 144A	200,000	182
AMC Networks, Inc. 4.750%, 8/1/25	1,550,000	1,407
5.000%, 4/1/24	2,000,000	1,895
Anixter, Inc. 6.000%, 12/1/25 144A	975,000	968
Cablevision Systems Corp. 5.875%, 9/15/22	2,225,000	2,186
CBS Radio, Inc. 7.250%, 11/1/24 144A	2,050,000	1,906

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Communications continued
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 2/1/28 144A	2,450,000	2,254
5.125%, 5/1/27 144A	1,975,000	1,840
5.250%, 9/30/22	1,350,000	1,338
5.375%, 5/1/25 144A	650,000	623
5.500%, 5/1/26 144A	550,000	529
5.750%, 9/1/23	1,000,000	995
5.750%, 1/15/24	3,200,000	3,184
5.750%, 2/15/26 144A	2,350,000	2,303
5.875%, 4/1/24 144A	575,000	572
5.875%, 5/1/27 144A	875,000	849
Clear Channel International BV 8.750%, 12/15/20 144A	375,000	378
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	2,925,000	2,925
CommScope Technologies LLC 6.000%, 6/15/25 144A	650,000	591
CommScope, Inc. 5.500%, 6/15/24 144A	1,925,000	1,761
CSC Holdings LLC 5.125%, 12/15/21 144A	3,335,000	3,268
5.250%, 6/1/24	1,650,000	1,512
5.375%, 7/15/23 144A	1,100,000	1,074
5.500%, 5/15/26 144A	650,000	613
5.500%, 4/15/27 144A	2,425,000	2,255
6.625%, 10/15/25 144A	1,250,000	1,266
7.500%, 4/1/28 144A	1,750,000	1,746
7.750%, 7/15/25 144A	1,450,000	1,475
10.125%, 1/15/23 144A	1,000,000	1,076
Digicel Group, Ltd. 8.250%, 9/30/20 144A	200,000	135
DISH DBS Corp. 5.000%, 3/15/23	1,810,000	1,507
5.875%, 7/15/22	480,000	442
5.875%, 11/15/24	3,250,000	2,616
7.750%, 7/1/26	1,475,000	1,221
The EW Scripps Co. 5.125%, 5/15/25 144A	400,000	367
Gray Escrow, Inc. 7.000%, 5/15/27 144A	750,000	731
Gray Television, Inc. 5.125%, 10/15/24 144A	675,000	622
5.875%, 7/15/26 144A	2,300,000	2,144
iHeartCommunications, Inc. 9.000%, 3/1/21*,ℓ	600,000	402
9.000%, 9/15/22*,ℓ	1,515,000	1,007
Intelsat Jackson Holdings SA 5.500%, 8/1/23	1,800,000	1,566
8.000%, 2/15/24 144A	775,000	798
8.500%, 10/15/24 144A	2,525,000	2,449
9.750%, 7/15/25 144A	950,000	953
LIN Television Corp. 5.875%, 11/15/22	2,000,000	1,995
Match Group, Inc. 5.000%, 12/15/27 144A	1,150,000	1,055

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Communications continued
6.375%, 6/1/24	725,000	738
Nexstar Broadcasting, Inc. 6.125%, 2/15/22 144A	1,850,000	1,841
Nexstar Escrow Corp. 5.625%, 8/1/24 144A	1,300,000	1,215
Outdoor Americas Capital LLC / Outfront Media Capital Corp. 5.875%, 3/15/25	1,675,000	1,646
Radio One, Inc. 7.375%, 4/15/22 144A	1,625,000	1,536
SFR Group SA 6.250%, 5/15/24 144A	850,000	793
7.375%, 5/1/26 144A	5,525,000	5,069
Sinclair Television Group, Inc. 5.125%, 2/15/27 144A	1,375,000	1,213
5.375%, 4/1/21	1,370,000	1,367
5.625%, 8/1/24 144A	825,000	773
5.875%, 3/15/26 144A	575,000	536
6.125%, 10/1/22	990,000	997
Sirius XM Radio, Inc. 4.625%, 5/15/23 144A	550,000	527
5.000%, 8/1/27 144A	775,000	708
5.375%, 4/15/25 144A	1,100,000	1,042
5.375%, 7/15/26 144A	1,675,000	1,566
6.000%, 7/15/24 144A	2,185,000	2,190
Sprint Capital Corp. 6.875%, 11/15/28	2,300,000	2,173
Sprint Communications, Inc. 6.000%, 11/15/22	700,000	687
Sprint Corp. 7.125%, 6/15/24	1,150,000	1,140
7.625%, 2/15/25	2,075,000	2,075
7.625%, 3/1/26	1,200,000	1,185
7.875%, 9/15/23	5,740,000	5,891
Symantec Corp. 5.000%, 4/15/25 144A	625,000	583
TEGNA, Inc. 5.125%, 7/15/20	980,000	979
5.500%, 9/15/24 144A	495,000	480
6.375%, 10/15/23	700,000	702
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	3,982
T-Mobile USA, Inc. 4.500%, 2/1/26	525,000	482
4.750%, 2/1/28	275,000	249
5.125%, 4/15/25	2,700,000	2,622
5.375%, 4/15/27	350,000	338
6.000%, 3/1/23	775,000	779
6.375%, 3/1/25	1,460,000	1,478
6.500%, 1/15/24	425,000	437
6.500%, 1/15/26	875,000	892
Tribune Media Co. 5.875%, 7/15/22	3,050,000	3,065
Unitymedia Hessen GmbH & Co., KG / Unitymedia NRW GmbH 5.000%, 1/15/25 144A	1,250,000	1,221
Unitymedia KabelBW GmbH 6.125%, 1/15/25 144A	2,525,000	2,537
VeriSign, Inc. 4.750%, 7/15/27	550,000	516

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Communications continued
5.250%, 4/1/25	350,000	347
Virgin Media Finance PLC 5.750%, 1/15/25 144A	3,475,000	3,267
Virgin Media Secured Finance PLC 5.250%, 1/15/26 144A	3,175,000	2,909
5.500%, 8/15/26 144A	425,000	393
Ziggo Bond Co. BV 5.875%, 1/15/25 144A	625,000	564
6.000%, 1/15/27 144A	1,550,000	1,356
Ziggo BV 5.500%, 1/15/27 144A	2,425,000	2,170

Total		136,415

Consumer, Cyclical (13.2%)
1011778 BC Unlimited Liability Co. / New Red Finance, Inc. 4.250%, 5/15/24 144A	1,000,000	921
5.000%, 10/15/25 144A	4,525,000	4,163
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	3,450,000	2,639
American Axle & Manufacturing, Inc. 6.250%, 3/15/26	350,000	314
6.500%, 4/1/27	2,875,000	2,573
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 144A	125,000	124
5.875%, 5/15/26 144A	2,800,000	2,666
Aramark Services, Inc. 5.000%, 4/1/25 144A	1,450,000	1,417
5.000%, 2/1/28 144A	1,525,000	1,422
5.125%, 1/15/24	1,525,000	1,510
Argos Merger Sub, Inc. 7.125%, 3/15/23 144A	1,550,000	903
BCD Acquisition, Inc. 9.625%, 9/15/23 144A	1,550,000	1,593
Beacon Escrow Corp. 4.875%, 11/1/25 144A	550,000	483
Beacon Roofing Supply, Inc. 6.375%, 10/1/23	425,000	421
Boyd Gaming Corp. 6.000%, 8/15/26	425,000	397
6.375%, 4/1/26	775,000	750
6.875%, 5/15/23	2,050,000	2,070
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. 5.375%, 6/1/24	1,280,000	1,251
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 144A	4,525,000	3,891
Dana Financing Luxembourg Sarl 5.750%, 4/15/25 144A	550,000	513
6.500%, 6/1/26 144A	2,800,000	2,684
Delta Merger Sub, Inc. 6.000%, 9/15/26 144A	325,000	307
Eldorado Resorts, Inc. 6.000%, 4/1/25	1,800,000	1,736
EMI Music Publishing Group North America Holdings, Inc. 7.625%, 6/15/24 144A	1,800,000	1,917
Ferrellgas LP / Ferrellgas Finance Corp. 6.500%, 5/1/21	850,000	697
6.750%, 1/15/22	2,300,000	1,874

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
6.750%, 6/15/23	1,375,000	1,107
GLP Capital LP / GLP Financing II, Inc. 5.375%, 4/15/26	500,000	495
The Goodyear Tire & Rubber Co. 4.875%, 3/15/27	375,000	329
5.000%, 5/31/26	1,450,000	1,305
5.125%, 11/15/23	250,000	245
Hanesbrands, Inc. 4.625%, 5/15/24 144A	425,000	398
4.875%, 5/15/26 144A	875,000	789
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26 144A	1,825,000	1,752
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 4/1/25	725,000	687
IHO Verwaltungs GmbH 4.500%, 9/15/23 144A	375,000	343
4.750%, 9/15/26 144A	3,325,000	2,895
JB Poindexter & Co., Inc. 7.125%, 4/15/26 144A	1,250,000	1,169
KAR Auction Services, Inc. 5.125%, 6/1/25 144A	1,425,000	1,286
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	511
5.000%, 6/1/24 144A	800,000	772
5.250%, 6/1/26 144A	1,600,000	1,548
Live Nation Entertainment, Inc. 4.875%, 11/1/24 144A	600,000	570
5.625%, 3/15/26 144A	400,000	391
MGM Resorts International 4.625%, 9/1/26	150,000	135
5.750%, 6/15/25	1,175,000	1,134
6.000%, 3/15/23	2,525,000	2,538
6.625%, 12/15/21	1,040,000	1,066
6.750%, 10/1/20	510,000	524
Michaels Stores, Inc. 5.875%, 12/15/20 144A	1,875,000	1,870
Mohegan Tribal Gaming Authority 7.875%, 10/15/24 144A	2,050,000	1,914
Party City Holdings, Inc. 6.125%, 8/15/23 144A	2,600,000	2,554
6.625%, 8/1/26 144A	1,450,000	1,320
Penn National Gaming, Inc. 5.625%, 1/15/27 144A	1,150,000	1,029
Performance Food Group, Inc. 5.500%, 6/1/24 144A	325,000	314
Red Rock Resorts, Inc. 5.000%, 10/1/25 144A	2,150,000	1,946
Rite Aid Corp. 6.125%, 4/1/23 144A	2,025,000	1,600
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 8/15/21 144A	2,800,000	2,716
Sabre GLBL, Inc. 5.375%, 4/15/23 144A	750,000	746
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/1/25	2,525,000	2,323

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 5.875%, 5/15/21 144A	4,040,000	4,030
Six Flags Entertainment Corp. 4.875%, 7/31/24 144A	850,000	801
5.500%, 4/15/27 144A	3,725,000	3,511
Stars Group Holdings BV 7.000%, 7/15/26 144A	2,575,000	2,504
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.500%, 6/1/24	3,425,000	3,185
5.750%, 3/1/25	275,000	252
5.875%, 3/1/27	900,000	797
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25 144A	1,700,000	1,590
VOC Escrow, Ltd. 5.000%, 2/15/28 144A	1,400,000	1,292
WMG Acquisition Corp. 4.875%, 11/1/24 144A	400,000	379
5.500%, 4/15/26 144A	500,000	478
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26 144A	1,750,000	1,680
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 5/15/27 144A	1,200,000	1,056

Total		101,112

Consumer, Non-cyclical (21.2%)
Acadia Healthcare Co., Inc. 5.625%, 2/15/23	575,000	545
6.500%, 3/1/24	3,300,000	3,184
Air Medical Merger Sub Corp. 6.375%, 5/15/23 144A	3,575,000	3,021
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertsons’s LLC 5.750%, 3/15/25	4,125,000	3,609
6.625%, 6/15/24	1,600,000	1,484
Avantor, Inc. 6.000%, 10/1/24 144A	825,000	811
9.000%, 10/1/25 144A	2,875,000	2,875
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.250%, 3/15/25 144A	575,000	497
B&G Foods, Inc. 5.250%, 4/1/25	3,400,000	3,162
Centene Escrow I Corp. 5.375%, 6/1/26 144A	1,200,000	1,167
Charles River Laboratories International, Inc. 5.500%, 4/1/26 144A	600,000	591
CHS / Community Health Systems, Inc. 5.125%, 8/1/21	200,000	185
6.250%, 3/31/23	1,550,000	1,409
6.875%, 2/1/22	2,510,000	1,142
8.625%, 1/15/24 144A	750,000	741
Crimson Merger Sub, Inc. 6.625%, 5/15/22 144A	7,975,000	7,177
Eagle Holding Co. II LLC 7.625%, 5/15/22 144A	1,500,000	1,432
Endo Finance LLC / Endo Finco, Inc. 6.000%, 7/15/23 144A	2,175,000	1,658
6.000%, 2/1/25 144A	2,875,000	2,063

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Enterprise Merger Sub, Inc. 8.750%, 10/15/26 144A	2,300,000	1,989
Financial & Risk US Holdings, Inc. 6.250%, 5/15/26 144A	600,000	579
8.250%, 11/15/26 144A	1,650,000	1,508
First Quality Finance Co., Inc. 4.625%, 5/15/21 144A	2,435,000	2,356
5.000%, 7/1/25 144A	425,000	380
Gartner, Inc. 5.125%, 4/1/25 144A	850,000	827
GW Honos Security Corp. 8.750%, 5/15/25 144A	2,550,000	2,320
HCA Healthcare, Inc. 6.250%, 2/15/21	1,385,000	1,416
HCA, Inc. 4.500%, 2/15/27	225,000	213
5.000%, 3/15/24	2,575,000	2,549
5.250%, 6/15/26	450,000	447
5.375%, 2/1/25	2,250,000	2,194
5.375%, 9/1/26	975,000	948
5.875%, 3/15/22	1,475,000	1,512
5.875%, 5/1/23	2,520,000	2,551
5.875%, 2/15/26	2,825,000	2,811
6.500%, 2/15/20	1,485,000	1,522
Hologic, Inc. 4.375%, 10/15/25 144A	825,000	767
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 8/1/23 144A	6,500,000	6,211
Lamb Weston Holdings, Inc. 4.875%, 11/1/26 144A	1,075,000	1,032
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.500%, 4/15/25 144A	4,275,000	2,950
5.625%, 10/15/23 144A	2,775,000	2,109
MEDNAX, Inc. 5.250%, 12/1/23 144A	425,000	417
6.250%, 1/15/27 144A	1,825,000	1,761
MPH Acquisition Holdings LLC 7.125%, 6/1/24 144A	5,975,000	5,572
The Nielsen Co. Luxembourg SARL 5.000%, 2/1/25 144A	875,000	818
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 4/15/22 144A	3,975,000	3,796
Polaris Intermediate Corp. 8.500%, 12/1/22 144A	1,975,000	1,801
Post Holdings, Inc. 5.000%, 8/15/26 144A	2,375,000	2,161
5.500%, 3/1/25 144A	1,275,000	1,224
5.625%, 1/15/28 144A	975,000	897
5.750%, 3/1/27 144A	3,775,000	3,539
Prestige Brands, Inc. 5.375%, 12/15/21 144A	3,475,000	3,397
6.375%, 3/1/24 144A	3,525,000	3,402
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	1,900,000	1,800
Sotera Health Holdings LLC 6.500%, 5/15/23 144A	4,450,000	4,261

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Sotera Health Topco, Inc. 8.125%, 11/1/21 144A	2,900,000	2,726
Spectrum Brands, Inc. 6.125%, 12/15/24	2,075,000	1,997
Surgery Center Holdings, Inc. 6.750%, 7/1/25 144A	2,825,000	2,401
8.875%, 4/15/21 144A	250,000	249
Team Health Holdings, Inc. 6.375%, 2/1/25 144A	5,900,000	4,816
Teleflex, Inc. 4.625%, 11/15/27	450,000	417
5.250%, 6/15/24	1,750,000	1,741
Tenet Healthcare Corp. 4.500%, 4/1/21	380,000	370
4.625%, 7/15/24	850,000	791
5.125%, 5/1/25	2,400,000	2,238
6.750%, 6/15/23	3,125,000	2,934
7.000%, 8/1/25	575,000	532
7.500%, 1/1/22 144A	700,000	711
United Rentals North America, Inc. 4.875%, 1/15/28	2,075,000	1,821
5.500%, 7/15/25	225,000	212
5.500%, 5/15/27	1,750,000	1,623
5.875%, 9/15/26	850,000	801
6.500%, 12/15/26	600,000	591
US Foods, Inc. 5.875%, 6/15/24 144A	3,225,000	3,136
Valeant Pharmaceuticals International, Inc. 5.500%, 3/1/23 144A	2,700,000	2,462
5.500%, 11/1/25 144A	725,000	676
5.625%, 12/1/21 144A	704,000	693
5.875%, 5/15/23 144A	3,225,000	2,983
6.125%, 4/15/25 144A	5,250,000	4,581
6.500%, 3/15/22 144A	300,000	302
7.000%, 3/15/24 144A	700,000	707
8.500%, 1/31/27 144A	650,000	631
9.000%, 12/15/25 144A	800,000	796
9.250%, 4/1/26 144A	525,000	525
Vizient, Inc. 10.375%, 3/1/24 144A	2,775,000	2,942
WellCare Health Plans, Inc. 5.375%, 8/15/26 144A	625,000	603
West Street Merger Sub, Inc. 6.375%, 9/1/25 144A	3,300,000	2,921

Total		161,719

Diversified (0.3%)
Trident Merger Sub, Inc. 6.625%, 11/1/25 144A	2,225,000	1,980

Total		1,980

Energy (12.9%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 9/15/24	2,000,000	1,865
Antero Resources Corp. 5.125%, 12/1/22	140,000	132
5.375%, 11/1/21	730,000	704
5.625%, 6/1/23	1,000,000	950
Apergy Corp. 6.375%, 5/1/26	300,000	291

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Energy continued
Ascent Resources Utica LLC / AEU Finance Corp. 10.000%, 4/1/22 144A	900,000	921
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	1,200,000	1,080
Callon Petroleum Co. 6.125%, 10/1/24	1,502,000	1,397
6.375%, 7/1/26	900,000	837
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	1,975,000	1,827
8.250%, 7/15/25	425,000	416
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	500,000	472
5.875%, 3/31/25	1,725,000	1,716
7.000%, 6/30/24	1,025,000	1,081
Cheniere Energy Partners LP 5.250%, 10/1/25	2,850,000	2,658
5.625%, 10/1/26 144A	1,200,000	1,122
Chesapeake Energy Corp. 5.750%, 3/15/23	225,000	194
7.000%, 10/1/24	1,225,000	1,060
8.000%, 1/15/25	425,000	375
8.000%, 6/15/27	2,675,000	2,247
CNX Midstream Finance Corp. 6.500%, 3/15/26 144A	2,425,000	2,304
Coeur Mining, Inc. 5.875%, 6/1/24	1,850,000	1,628
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 144A	2,975,000	2,677
CVR Refining LLC / Coffeyville Finance, Inc. 6.500%, 11/1/22	3,150,000	3,103
Diamondback Energy, Inc. 5.375%, 5/31/25	425,000	414
Endeavor Energy Resources LP / EER Finance, Inc.
5.500%, 1/30/26 144A	375,000	384
5.750%, 1/30/28 144A	750,000	765
Energy Transfer Equity LP 5.875%, 1/15/24	1,725,000	1,761
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/1/21	3,000,000	3,075
EP Energy LLC / Everest Acquisition Finance, Inc. 6.375%, 6/15/23	350,000	110
8.000%, 11/29/24 144A	1,850,000	1,378
Gulfport Energy Corp. 6.000%, 10/15/24	550,000	487
6.375%, 5/15/25	1,025,000	907
6.375%, 1/15/26	425,000	368
6.625%, 5/1/23	875,000	827
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 8/1/24 144A	3,175,000	3,111
Jagged Peak Energy LLC 5.875%, 5/1/26 144A	1,150,000	1,069
Laredo Petroleum, Inc. 5.625%, 1/15/22	1,250,000	1,122
6.250%, 3/15/23	400,000	359

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Energy continued
Nine Energy Service, Inc. 8.750%, 11/1/23 144A	1,450,000	1,377
NuStar Logistics LP 5.625%, 4/28/27	2,725,000	2,541
Oasis Petroleum, Inc. 6.250%, 5/1/26 144A	1,850,000	1,554
6.875%, 3/15/22	611,000	576
Parsley Energy LLC / Parsley Finance Corp.
5.250%, 8/15/25 144A	425,000	385
5.375%, 1/15/25 144A	450,000	414
5.625%, 10/15/27 144A	1,225,000	1,113
6.250%, 6/1/24 144A	300,000	291
PDC Energy, Inc. 5.750%, 5/15/26	1,575,000	1,402
6.125%, 9/15/24	575,000	532
Precision Drilling Corp. 5.250%, 11/15/24	225,000	187
6.500%, 12/15/21	171,801	160
7.125%, 1/15/26 144A	1,025,000	881
7.750%, 12/15/23	1,000,000	921
QEP Resources, Inc. 5.250%, 5/1/23	575,000	509
5.625%, 3/1/26	975,000	809
Range Resources Corp. 4.875%, 5/15/25	1,325,000	1,086
5.750%, 6/1/21	955,000	924
SESI LLC 7.125%, 12/15/21	1,850,000	1,572
7.750%, 9/15/24	2,600,000	2,067
Shelf Drilling Holdings, Ltd. 8.250%, 2/15/25 144A	1,900,000	1,624
SM Energy Co. 5.625%, 6/1/25	1,000,000	870
6.625%, 1/15/27	250,000	222
6.750%, 9/15/26	1,300,000	1,163
Southwestern Energy Co. 7.500%, 4/1/26	150,000	142
7.750%, 10/1/27	1,550,000	1,472
SRC Energy, Inc. 6.250%, 12/1/25	1,925,000	1,598
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.500%, 8/15/22	2,680,000	2,546
5.750%, 4/15/25	2,275,000	2,093
Sunoco LP / Sunoco Finance Corp. 4.875%, 1/15/23	150,000	146
5.500%, 2/15/26	550,000	521
5.875%, 3/15/28	900,000	842
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 1/15/28	1,400,000	1,267
5.125%, 2/1/25	1,425,000	1,336
5.375%, 2/1/27	2,150,000	2,016
5.875%, 4/15/26 144A	725,000	705
TerraForm Power Operating LLC 4.250%, 1/31/23 144A	175,000	163
5.000%, 1/31/28 144A	2,550,000	2,244
6.625%, 6/15/25 144A	950,000	960

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Energy continued
Tesoro Logistics LP / Tesoro Logistics Finance Corp. 6.250%, 10/15/22	503,000	513
6.375%, 5/1/24	575,000	594
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	900,000	806
Ultra Resources, Inc. 6.875%, 4/15/22 144A	350,000	123
7.125%, 4/15/25 144A	1,325,000	411
USA Compression Finance Corp. 6.875%, 4/1/26 144A	2,875,000	2,760
Weatherford International LLC 6.800%, 6/15/37	400,000	210
Weatherford International, Ltd. 7.000%, 3/15/38	1,300,000	673
8.250%, 6/15/23	1,400,000	844
Whiting Petroleum Corp. 6.250%, 4/1/23	1,150,000	1,047
6.625%, 1/15/26	1,600,000	1,372
WPX Energy, Inc. 5.250%, 9/15/24	500,000	453
5.750%, 6/1/26	425,000	385

Total		98,616

Financial (5.8%)
Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/25 144A	2,700,000	2,302
Ally Financial, Inc. 3.750%, 11/18/19	1,950,000	1,943
5.750%, 11/20/25	3,725,000	3,706
AmWINS Group, Inc. 7.750%, 7/1/26 144A	2,275,000	2,150
Ardonagh Midco 3 PLC 8.625%, 7/15/23 Æ	675,000	609
AssuredPartners, Inc. 7.000%, 8/15/25 144A	2,925,000	2,636
HUB International, Ltd. 7.000%, 5/1/26 144A	6,350,000	5,763
KIRS Midco 3 PLC 8.625%, 7/15/23 144A	2,150,000	1,827
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625%, 5/1/24	475,000	470
National Financial Partners Corp. 6.875%, 7/15/25 144A	3,425,000	3,065
Navient Corp. 5.500%, 1/25/23	500,000	438
5.875%, 10/25/24	2,525,000	2,108
6.125%, 3/25/24	2,325,000	1,994
6.500%, 6/15/22	200,000	186
6.750%, 6/25/25	325,000	277
6.750%, 6/15/26	350,000	291
7.250%, 9/25/23	1,150,000	1,055
Quicken Loans, Inc.
5.250%, 1/15/28 144A	950,000	841
5.750%, 5/1/25 144A	4,350,000	4,067

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Financial continued
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 6/1/25 144A	5,250,000	4,856
USIS Merger Sub, Inc. 6.875%, 5/1/25 144A	3,300,000	3,033
Vantiv LLC 4.375%, 11/15/25 144A	775,000	709

Total		44,326

Industrial (12.1%)
ARD Finance SA 7.125%, 9/15/23	3,650,000	3,276
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.625%, 5/15/23 144A	525,000	497
6.000%, 2/15/25 144A	2,600,000	2,400
7.250%, 5/15/24 144A	2,000,000	1,995
Avolon Holdings Funding, Ltd. 5.125%, 10/1/23 144A	600,000	573
5.500%, 1/15/23 144A	200,000	194
Berry Plastics Corp. 5.125%, 7/15/23	1,150,000	1,137
5.500%, 5/15/22	4,205,000	4,184
6.000%, 10/15/22	275,000	278
BWAY Holding Co. 5.500%, 4/15/24 144A	2,175,000	2,044
7.250%, 4/15/25 144A	5,725,000	5,138
CD&R Waterworks Merger Sub LLC 6.125%, 8/15/25 144A	2,125,000	1,886
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26 144A	1,175,000	1,115
Energizer Gamma Acquisition, Inc. 6.375%, 7/15/26 144A	1,400,000	1,284
Energizer Holdings, Inc. 5.500%, 6/15/25 144A	225,000	203
Engility Corp. 8.875%, 9/1/24	1,425,000	1,521
Flex Acquisition Co., Inc. 6.875%, 1/15/25 144A	5,000,000	4,450
7.875%, 7/15/26 144A	2,775,000	2,497
Gates Global LLC / Gates Global Co. 6.000%, 7/15/22 144A	2,751,000	2,696
The Hillman Group, Inc. 6.375%, 7/15/22 144A	2,900,000	2,349
JELD-WEN, Inc. 4.875%, 12/15/27 144A	175,000	148
JPW Industries Holding Corp. 9.000%, 10/1/24 144A	325,000	314
Koppers, Inc. 6.000%, 2/15/25 144A	2,125,000	1,870
Masonite International Corp. 5.625%, 3/15/23 144A	640,000	621
5.750%, 9/15/26 144A	700,000	660
Multi-Color Corp. 4.875%, 11/1/25 144A	950,000	812
6.125%, 12/1/22 144A	3,125,000	3,102
Owens-Brockway Glass Container, Inc. 5.375%, 1/15/25 144A	1,975,000	1,876
5.875%, 8/15/23 144A	900,000	902
6.375%, 8/15/25 144A	325,000	322

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	550,000	514
5.250%, 8/15/22 144A	425,000	411
5.500%, 2/15/24 144A	6,100,000	5,886
Pisces Midco, Inc. 8.000%, 4/15/26 144A	2,075,000	1,899
Resideo Funding, Inc. 6.125%, 11/1/26 144A	625,000	616
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer LU 5.750%, 10/15/20	3,057,535	3,050
6.875%, 2/15/21	268,566	269
7.000%, 7/15/24 144A	2,575,000	2,453
Sealed Air Corp. 4.875%, 12/1/22 144A	1,375,000	1,361
5.125%, 12/1/24 144A	1,950,000	1,913
Sensata Technologies BV 5.625%, 11/1/24 144A	950,000	936
Standard Industries, Inc. 5.000%, 2/15/27 144A	3,100,000	2,713
6.000%, 10/15/25 144A	1,625,000	1,559
Stevens Holding Co., Inc. 6.125%, 10/1/26 144A	450,000	443
Tervita Escrow Corp. 7.625%, 12/1/21 144A	2,350,000	2,238
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 4/15/26 144A	1,850,000	1,582
TransDigm UK Holdings PLC 6.875%, 5/15/26 144A	325,000	310
TransDigm, Inc. 6.000%, 7/15/22	520,000	508
6.375%, 6/15/26	1,575,000	1,465
6.500%, 7/15/24	4,875,000	4,741
6.500%, 5/15/25	300,000	287
TTM Technologies, Inc. 5.625%, 10/1/25 144A	1,675,000	1,558
USG Corp. 4.875%, 6/1/27 144A	700,000	705
WESCO Distribution, Inc. 5.375%, 12/15/21	2,780,000	2,745
5.375%, 6/15/24	1,750,000	1,649

Total		92,155

Other Holdings (–%)
General Motors Co. Escrow 7.200%, 1/15/49 *,Æ,ℓ	610,000	-
8.375%, 7/15/49 *,Æ,ℓ	4,865,000	-

Total		-

Pharmaceuticals (0.0%)
Endo Finance LLC / Endo Finco, Inc. 5.375%, 1/15/23 144A	175,000	133

Total		133

Technology (6.7%)
Banff Merger Sub, Inc. 9.750%, 9/1/26 144A	2,875,000	2,631
CDW LLC / CDW Finance Corp. 5.000%, 9/1/25	450,000	431
5.500%, 12/1/24	2,075,000	2,049

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Technology continued
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.875%, 6/15/21 144A	450,000	449
7.125%, 6/15/24 144A	3,025,000	3,078
Entegris, Inc. 4.625%, 2/10/26 144A	1,375,000	1,265
First Data Corp. 5.375%, 8/15/23 144A	2,000,000	1,965
5.750%, 1/15/24 144A	4,975,000	4,859
IMS Health, Inc. 5.000%, 10/15/26 144A	2,250,000	2,149
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 8.625%, 11/15/24 144A	3,825,000	2,983
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 5/1/21 144A	4,760,000	4,629
Infor US, Inc. 6.500%, 5/15/22	3,625,000	3,506
Informatica LLC 7.125%, 7/15/23 144A	3,450,000	3,360
JDA Escrow LLC / JDA Bond Finance, Inc. 7.375%, 10/15/24 144A	3,250,000	3,274
MSCI, Inc. 5.750%, 8/15/25 144A	1,050,000	1,058
NCR Corp. 4.625%, 2/15/21	675,000	658
5.875%, 12/15/21	1,450,000	1,414
6.375%, 12/15/23	520,000	504
Nuance Communications, Inc. 5.375%, 8/15/20 144A	815,000	814
5.625%, 12/15/26	1,675,000	1,591
6.000%, 7/1/24	1,375,000	1,368
Riverbed Technology, Inc. 8.875%, 3/1/23 144A	2,550,000	1,881
Sensata Technologies UK Financing Co. PLC 6.250%, 2/15/26 144A	425,000	427
Solera LLC / Solera Finance, Inc. 10.500%, 3/1/24 144A	1,675,000	1,784
Sophia LP / Sophia Finance, Inc. 9.000%, 9/30/23 144A	1,950,000	1,950
Western Digital Corp. 4.750%, 2/15/26	1,350,000	1,171

Total		51,248

Utilities (1.7%)
AmeriGas Partners LP / AmeriGas Finance Corp. 5.500%, 5/20/25	350,000	320
5.625%, 5/20/24	825,000	780
5.750%, 5/20/27	550,000	487
5.875%, 8/20/26	2,550,000	2,327
Calpine Corp. 5.250%, 6/1/26 144A	550,000	502
5.375%, 1/15/23	2,050,000	1,922
5.750%, 1/15/25	1,375,000	1,258
6.000%, 1/15/22 144A	455,000	452
NRG Energy, Inc. 5.750%, 1/15/28	225,000	216
6.250%, 5/1/24	1,750,000	1,776
6.625%, 1/15/27	925,000	932

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.3%)	Shares/ Par+	Value $ (000’s)

Utilities continued
7.250%, 5/15/26	1,150,000	1,197
Vistra Energy Corp. 5.875%, 6/1/23	225,000	225
Vistra Operations Co. LLC 5.500%, 9/1/26 144A	900,000	866

Total		13,260

Total Corporate Bonds
(Cost: $791,159)		735,180

Short-Term Investments (2.0%)	Shares/ Par+	Value $ (000’s)

Money Market Funds (2.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	15,586,932	15,587

Total		15,587

Total Short-Term Investments
(Cost: $15,587)		15,587

Total Investments (98.3%)
(Cost: $806,746)@		750,767

Other Assets, Less
Liabilities (1.7%)		12,599

Net Assets (100.0%)		763,366

+	All par is stated in U.S Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $457,204 representing 60.1% of the net assets.

ℓ	Defaulted Security

*	Non income producing

Æ	Security valued using significant unobservable inputs.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $806,844 and the net unrealized depreciation of investments based on that cost was $56,077 which is comprised of $2,386 aggregate gross unrealized appreciation and $58,463 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$43,717	$609
Financial
All Others	-	690,854	-
Short-Term Investments	15,587	-	-
Total Assets:	$15,587	$734,571	$609

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$875 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

2018 was characterized by a challenging market environment that featured higher yields and lower equities as volatility rose. Sustained U.S.-China trade tensions and geopolitical turmoil weighed on risk sentiment, contributing to wider credit spreads and weakness in emerging market assets, while declining oil prices suppressed global inflation expectations. Fears of monetary policy overtightening further hurt investor confidence as the U.S. Federal Reserve (the “Fed”) continued to raise interest rates on its path toward policy normalization. Meanwhile, the U.S. dollar strengthened as economic growth and central bank activity diverged between the U.S. and other developed regions.

PORTFOLIO RESULTS

The Portfolio returned (1.30%) for the twelve months ended December 31, 2018. By comparison, the Portfolio’s benchmark, the Bloomberg Barclays® Global Credit Hedged USD Index returned (0.81%). The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg Barclays® Global Aggregate – Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned (2.23%). (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2018 of the Multisector Bond peer group was (2.45%).

When compared to the Equal Weighted Composite Index, underweight positioning and selection within U.S. dollar-denominated emerging market debt and selection within taxable municipals contributed to performance. Additionally, selection within non-agency mortgage backed securities was additive. Within corporate credit, underweight positions in Industrials and Utilities supported returns as credit spreads broadly widened, while selection within investment grade Financials detracted. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps.

The primary detractor from relative returns over the period was long exposure to a basket of emerging market currencies, including the Russian ruble, Turkish lira, Argentine peso and Brazilian real, as these currencies depreciated relative to the U.S. dollar. Currency exposure was partially facilitated through currency forward contracts.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

We expect world GDP growth to slow somewhat but remain above trend at 2.75%–3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 – the U.S. accelerating and other regions slowing – will give way to a more synchronized deceleration.

Multi-Sector Bond Portfolio (unaudited)

In the U.S., after an expansion of close to 3% in 2018, we look for growth to slow to a below-consensus 2.0%–2.5% range in 2019. The drop reflects the recent tightening of financial conditions, fading fiscal stimulus, and slower growth in China and elsewhere. Growth momentum is likely to moderate during the year, converging to trend growth of just below 2% in the second half. Headline inflation looks set to drop sharply over the next several months, reflecting base effects and the recent plunge in oil prices, while core CPI of about 2% is expected to remain stable. We expect one or two more interest rate increases by year-end 2019, with a high chance of the Fed pausing or even ending the hiking cycle in the first half.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	-1.30%	3.71%	7.01%
Bloomberg Barclays® Global Credit Hedged USD Index	-0.81%	3.71%	6.10%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	-2.23%	4.01%	7.94%
Morningstar® US Insurance Fund Multisector Bond Average	-2.45%	2.48%	6.99%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests in lower-quality securities, which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed- and floating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender.

The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Multi-Sector Bond Portfolio (unaudited)

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Fixed Income Holdings 12/31/18

Security Description	% of Net Assets
US Treasury, Various	6.7%
Federal National Mortgage Association, Various	6.2%
Turkey Government International Bond, Various	2.7%
Blackstone CQP Holdco LP, 6.5%, 3/20/21	1.6%
Barclays PLC, Various	1.6%
Argentine Republic Government International Bond, Various	1.5%
Petroleos Mexicanos, Various	1.4%
Mastr Asset Backed Securities Trust, Series 2006- FRE2, Class A1, 2.656%, 3/25/36	1.4%
Royal Bank of Scotland Group PLC, Various	1.3%
Ukraine Government International Bond, Various	1.2%

Sector Allocation 12/31/18

Sector	% of Net Assets
Corporate Bonds	53.2%
Governments	18.8%
Structured Products	12.7%
Short-Term Investments & Other Net Assets	11.5%
Bank Loan Obligations	2.6%
Municipal Bonds	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.9%)
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	293
Indonesia Asahan Aluminum 5.230%, 11/15/21 144A	300,000	304
INEOS Finance PLC 4.000%, 5/1/23 144A EUR ¥	1,500,000	1,719
Metinvest BV 7.750%, 4/23/23 144A	300,000	273
Syngenta Finance NV 4.892%, 4/24/25 144A	5,900,000	5,581

Total		8,170

Communications (8.5%)
Altice Financing SA
6.625%, 2/15/23 144A	2,427,000	2,330
7.500%, 5/15/26 144A	4,200,000	3,832
Altice France SA 8.125%, 2/1/27 144A	3,200,000	3,016
Altice Luxembourg SA
6.250%, 2/15/25 EUR §,¥	700,000	636
7.250%, 5/15/22 EUR §,¥,ß	4,900,000	5,214
7.625%, 2/15/25 144A	900,000	673
AT&T, Inc.
3.400%, 5/15/25	1,000,000	940
4.900%, 8/15/37	200,000	187
5.300%, 8/15/58 ß	6,200,000	5,753
Baidu, Inc. 3.875%, 9/29/23	200,000	199
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 3/15/28	1,700,000	1,593
4.464%, 7/23/22 ß	2,400,000	2,423
5.375%, 4/1/38	100,000	93
CommScope Technologies LLC 5.000%, 3/15/27 144A	100,000	81
Deutsche Telekom International Finance 8.250%, 6/15/30	700,000	914
DISH DBS Corp.
5.125%, 5/1/20	1,982,000	1,957
6.750%, 6/1/21 ß	3,200,000	3,167
7.875%, 9/1/19	100,000	102
Koninklijke KPN NV 5.750%, 9/17/29 GBP §,¥	750,000	1,157
Qwest Corp. 7.250%, 9/15/25	500,000	515
SFR Group SA 5.625%, 5/15/24 EUR §,¥	200,000	231
7.375%, 5/1/26 144A	7,600,000	6,973
SoftBank Group Corp. 5.000%, 4/15/28 EUR §,¥,ß	4,900,000	5,428
Sprint Communications, Inc. 7.000%, 8/15/20	1,710,000	1,751
Sprint Corp. 7.250%, 9/15/21	400,000	409

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Communications continued
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,300,000	1,277
Stichting Eldfell 4.250%, 1/15/27 144A EUR ¥	500,000	563
TDC A/S 5.625%, 2/23/23 GBP §,¥	400,000	561
Telenet Finance Luxembourg Notes SARL 3.500%, 3/1/28 144A EUR ¥	1,100,000	1,226
Time Warner Cable LLC 5.875%, 11/15/40	300,000	283
6.750%, 6/15/39	200,000	203
UPCB Finance IV, Ltd. 4.000%, 1/15/27 EUR §,¥	315,000	366
UPCB Finance VII, Ltd. 3.625%, 6/15/29 EUR §,¥,ß	2,800,000	3,044
Verizon Communications, Inc.
4.522%, 9/15/48	100,000	94
4.672%, 3/15/55	2,150,000	1,977
5.012%, 4/15/49 ß	2,449,000	2,443
5.250%, 3/16/37	200,000	209
Virgin Media Investment Holdings, Ltd. 5.125%, 1/15/25 144A GBP ¥	700,000	883
Virgin Media Receivables Financing Notes I Designated Activity Co. 5.500%, 9/15/24 GBP §,¥	1,300,000	1,588
Virgin Media Secured Finance PLC
4.875%, 1/15/27 GBP §,¥,ß	3,100,000	3,704
5.000%, 4/15/27 144A GBP ¥	500,000	602
5.500%, 1/15/25 GBP §,¥	189,000	239
Wind Tre SpA
2.625%, 1/20/23 144A EUR ¥	3,000,000	3,099
2.750%, (Euribor 3 Month plus 2.750%), 1/20/24 144A EUR ¥	600,000	614
3.125%, 1/20/25 EUR §,¥	1,500,000	1,528
Ziggo Secured Finance BV 4.250%, 1/15/27 EUR §,¥	200,000	225

Total		74,302

Consumer, Cyclical (4.6%)
American Airlines Pass Through Trust, Series 2011-1, Class A 5.250%, 7/31/22	86,508	88
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700%, 4/1/28	466,648	452
Continental Airlines Pass Through Trust,
Series 2009-2, Class A 7.250%, 5/10/21	176,565	181
Continental Airlines Pass Through Trust,
Series 2010, Class A 4.750%, 7/12/22	53,923	55
Enterprise Inns PLC 6.875%, 5/9/25 GBP ¥,ß	1,600,000	2,180

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
FCE Bank PLC 0.184%, (Euribor 3 Month ACT/360 plus 0.500%), 8/26/20 EUR §,¥	100,000	112
0.869%, 9/13/21 EUR §,¥	400,000	444
1.660%, 2/11/21 EUR §,¥	200,000	229
1.875%, 6/24/21 EUR §,¥	100,000	114
Ford Motor Credit Co. LLC 0.054%, (Euribor 3 Month ACT/360 plus 0.370%), 12/1/21 EUR ¥	100,000	107
0.114%, (Euribor 3 Month ACT/360 plus 0.430%), 5/14/21 EUR ¥	200,000	219
General Motors Financial Co., Inc. 3.450%, 4/10/22	300,000	290
GLP Capital LP / GLP Financing II, Inc. 5.750%, 6/1/28	400,000	404
Hilton Worldwide Finance Corp. 4.875%, 4/1/27	700,000	656
IHO Verwaltungs GmbH 3.750%, 9/15/26 EUR §,¥,ß	4,300,000	4,717
Marks & Spencer PLC 3.000%, 12/8/23 GBP §,¥	300,000	376
4.750%, 6/12/25 GBP §,¥	400,000	533
Marriott Ownership Resorts, Inc. 6.500%, 9/15/26 144A	150,000	145
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	700,000	643
MGM Resorts International 7.750%, 3/15/22	300,000	319
Mitchells & Butlers Finance PLC 1.356%, (ICE LIBOR GBP 3 Month plus 0.450%), 12/15/30 GBP §,¥	1,421,376	1,676
3.238%, (ICE LIBOR USD 3 Month plus 0.450%), 12/15/30 §	258,432	236
6.469%, 9/15/32 GBP §,¥	200,000	277
QVC, Inc. 4.375%, 3/15/23	2,000,000	1,919
5.450%, 8/15/34	800,000	699
Sands China, Ltd. 4.600%, 8/8/23 144A	300,000	298
5.400%, 8/8/28 144A	3,200,000	3,090
Spirit Issuer PLC 6.582%, 12/28/27 GBP §,¥	495,000	635
Toll Brothers Finance Corp. 4.350%, 2/15/28	100,000	86
4.875%, 3/15/27	1,200,000	1,086
Travis Perkins PLC 4.375%, 9/15/21 GBP §,¥	200,000	256
4.500%, 9/7/23 GBP §,¥,ß	1,900,000	2,357
The Unique Pub Finance Co. PLC 5.659%, 6/30/27 GBP §,¥	145,572	202
6.542%, 3/30/21 GBP §,¥	457,080	605
7.395%, 3/28/24 GBP §,¥	400,000	556
United Airlines Pass Through Trust, Series 2013-1, Class A 4.300%, 8/15/25	80,249	82
US Airways Pass-Through Trust, Series 2012-1, Class A 5.900%, 4/1/26	982,537	1,048
Virgin Australia 2013-1A Pass Through Trust 5.000%, 4/23/25 144A	24,049	24

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Volkswagen Group of America Finance LLC
2.125%, 5/23/19 144A	200,000	199
3.875%, 11/13/20 144A	1,500,000	1,507
4.000%, 11/12/21 144A	2,500,000	2,505
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 5/15/27 144A	800,000	704
5.500%, 3/1/25 144A	6,250,000	5,828
ZF North America Capital, Inc.
4.500%, 4/29/22 144A	436,000	426
4.750%, 4/29/25 144A	2,232,000	2,078

Total		40,643

Consumer, Non-cyclical (3.4%)
AA Bond Co., Ltd. 2.875%, 7/31/43 GBP §,¥,ß	1,900,000	2,250
4.875%, 7/31/43 GBP §,¥	200,000	242
5.500%, 7/31/43 GBP §,¥	400,000	407
Allergan Funding SCS 1.500%, 11/15/23 EUR ¥	400,000	462
Amgen, Inc. 4.663%, 6/15/51	1,041,000	982
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	2,789
Casino Guichard Perrachon SA 1.865%, 6/13/22 EUR §,¥	200,000	203
4.407%, 8/6/19 EUR §,¥	100,000	116
5.244%, 3/9/20 EUR ¥	600,000	704
5.976%, 5/26/21 EUR §,¥	400,000	469
CHS / Community Health Systems, Inc. 5.125%, 8/1/21	200,000	186
CVS Pass-Through Trust 4.704%, 1/10/36 144A	428,239	419
5.926%, 1/10/34 144A	729,654	786
7.507%, 1/10/32 144A	77,002	89
Endo Finance LLC / Endo Finco, Inc. 5.375%, 1/15/23 144A	3,200,000	2,432
5.750%, 1/15/22 144A	1,700,000	1,415
7.250%, 1/15/22 144A	1,200,000	1,038
Greene King Finance PLC 2.986%, (ICE LIBOR GBP 3 Month plus 2.080%), 3/15/36 GBP §,¥	450,000	468
Hamilton College 4.750%, 7/1/13	100,000	101
HCA, Inc. 4.500%, 2/15/27	100,000	95
4.750%, 5/1/23 ß	2,655,000	2,615
5.375%, 9/1/26	400,000	389
5.625%, 9/1/28	1,800,000	1,737
6.500%, 2/15/20	2,000,000	2,050
Pfizer, Inc. 5.800%, 8/12/23	200,000	222
RAC Bond Co. PLC 4.565%, 5/6/46 GBP §,¥	200,000	250
4.870%, 5/6/46 GBP §,¥	700,000	852
Tenet Healthcare Corp. 4.500%, 4/1/21	300,000	292
Teva Pharmaceutical Finance Co. BV 2.950%, 12/18/22	120,000	106
3.650%, 11/10/21 ß	2,600,000	2,463

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	400,000	379
Teva Pharmaceutical Finance Netherlands II BV 1.250%, 3/31/23 EUR §,¥	600,000	621
Teva Pharmaceutical Finance Netherlands III BV 2.200%, 7/21/21	400,000	368
2.800%, 7/21/23	2,300,000	1,981

Total		29,978

Diversified (0.3%)
Co-operative Group Holdings 2011, Ltd. 6.875%, 7/8/20 GBP §,¥	600,000	795
7.500%, 7/8/26 GBP §,¥	1,400,000	1,968

Total		2,763

Energy (8.2%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp. 4.250%, 12/1/27	100,000	94
CNOOC Finance 2013, Ltd. 3.000%, 5/9/23	500,000	483
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,318
Dolphin Energy, Ltd. 5.500%, 12/15/21 144A	1,000,000	1,040
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	242
Energy Transfer Partners LP 3.600%, 2/1/23	100,000	96
4.150%, 10/1/20	400,000	402
4.650%, 6/1/21	200,000	204
7.500%, 7/1/38	100,000	112
Ensco PLC 5.750%, 10/1/44	200,000	112
8.000%, 1/31/24	80,000	66
Gazprom Neft OAO Via GPN Capital SA 6.000%, 11/27/23 §,ß	3,000,000	3,098
Harvest Operations Corp. 2.330%, 4/14/21 144A	2,970,000	2,884
Kinder Morgan Energy Partners LP 6.550%, 9/15/40 ß	2,382,000	2,573
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,459
Midcontinent Express Pipeline LLC 6.700%, 9/15/19 144A	1,700,000	1,716
Newfield Exploration Co. 5.625%, 7/1/24 ß	2,100,000	2,126
NGPL PipeCo LLC 7.768%, 12/15/37 144A	100,000	114
Novatek OAO via Novatek Finance, Ltd. 6.604%, 2/3/21 §	200,000	208
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 12/1/21 §	702,666	675
7.350%, 12/1/26 §,Þ	1,493,023	838
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 2/9/18 §	782,000	8
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	3,990

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Energy continued
Petrobras Global Finance BV 7.375%, 1/17/27 ß	4,100,000	4,213
Petroleos de Venezuela SA 5.375%, 4/12/27 §,ℓ	6,500,000	942
5.500%, 4/12/37 §,ℓ	4,300,000	645
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,¥	1,100,000	1,043
3.750%, 2/21/24 EUR §,¥	400,000	440
4.750%, 2/26/29 EUR §,¥,ß	6,700,000	7,016
4.875%, 2/21/28 EUR §,¥	600,000	651
6.500%, 3/13/27	1,700,000	1,598
6.625%, 6/15/38	1,800,000	1,539
QEP Resources, Inc. 5.625%, 3/1/26	700,000	581
QGOG Constellation SA 9.500%, 11/9/24 §,Þ	201,001	81
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	2,300,000	2,490
Regency Energy Partners LP / Regency
Energy Finance Corp. 4.500%, 11/1/23	300,000	300
5.000%, 10/1/22	1,100,000	1,123
5.750%, 9/1/20	300,000	308
5.875%, 3/1/22	800,000	832
Reliance Holdings USA, Inc. 4.500%, 10/19/20 §	300,000	303
Rio Oil Finance Trust, Series 2014-1
9.250%, 7/6/24 144A	1,560,828	1,664
9.250%, 7/6/24 §	1,365,725	1,456
Rio Oil Finance Trust, Series 2014-3 9.750%, 1/6/27 §	485,554	531
Rockies Express Pipeline LLC 5.625%, 4/15/20 144A	1,000,000	1,000
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	900,000	927
5.625%, 3/1/25 ß	4,900,000	5,090
5.750%, 5/15/24	800,000	839
5.875%, 6/30/26	400,000	424
Sunoco LP / Sunoco Finance Corp. 4.875%, 1/15/23	100,000	98
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	8,400,000	8,064
Transocean Guardian, Ltd. 5.875%, 1/15/24 144A	1,000,000	958
Williams Partners LP 3.600%, 3/15/22 ß	2,500,000	2,455

Total		71,469

Financial (23.1%)
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.250%, 7/1/20	150,000	150
5.000%, 10/1/21 ß	3,450,000	3,504
Alliance Data Systems Corp. 5.875%, 11/1/21 144A	2,900,000	2,896
Ally Financial, Inc. 3.500%, 1/27/19	371,000	371
3.750%, 11/18/19 ß	5,290,000	5,270
4.125%, 3/30/20	537,000	531
4.250%, 4/15/21	246,000	241
8.000%, 11/1/31	1,371,000	1,522

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Banco Bilbao Vizcaya Argentina SA 6.750%, (Euro Swap Annual 5 Year plus 6.604%), 12/29/49 EUR §,¥,ß	5,200,000	5,904
7.000%, (Euro Swap Annual 5 Year plus 6.155%), 12/29/49 EUR §,¥	1,200,000	1,371
Banistmo SA 3.650%, 9/19/22 144A	200,000	190
Bank of America Corp. 3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	973,000	909
4.000%, 4/1/24	1,081,000	1,087
5.875%, (ICE LIBOR USD 3 Month plus 2.931%), 3/15/28 ß	4,500,000	4,097
Bank of Ireland 7.375%, (Euro Swap Annual 5 Year plus 13.912%), 12/29/49 EUR §,¥	600,000	717
Barclays Bank PLC 7.625%, 11/21/22 ß	2,000,000	2,072
14.000%, (ICE LIBOR GBP 3 Month plus 13.400%), 11/29/49 GBP §,¥	800,000	1,066
Barclays PLC 2.375%, (GBP Swap Semi-Annual 1 Year plus 1.320%), 10/6/23 GBP §,¥	200,000	247
3.250%, 2/12/27 GBP §,¥	1,500,000	1,831
3.650%, 3/16/25 ß	3,100,000	2,857
4.610%, (ICE LIBOR USD 3 Month plus 1.400%), 2/15/23 ß	3,100,000	3,074
6.500%, (Euro Swap Annual 5 Year plus 5.875%), 12/29/49 EUR ¥,ß	3,100,000	3,458
7.000%, (GBP Swap Semi-Annual 5 Year plus 5.084%), 6/15/49 GBP §,¥	800,000	997
8.000%, (Euro Swap Annual 5 Year plus 6.750%), 12/15/49 EUR ¥	1,300,000	1,577
Blackstone CQP Holdco LP 6.500%, 3/20/21 144A	14,200,000	14,236
Cantor Fitzgerald LP
6.500%, 6/17/22 144A	200,000	212
7.875%, 10/15/19 144A	1,500,000	1,544
CIT Group, Inc. 5.000%, 8/15/22	272,000	268
5.000%, 8/1/23	100,000	98
5.250%, 3/7/25	100,000	98
Citigroup, Inc. 3.400%, 5/1/26	600,000	565
Cooperatieve Rabobank UA 5.500%, (Euro Swap Annual 5 Year plus 5.250%), 1/22/49 EUR §,¥	900,000	1,056
6.625%, (Euro Swap Annual 5 Year plus 6.697%), 12/29/49 EUR §,¥,ß	2,600,000	3,234
CPI Property Group SA 2.125%, 10/4/24 EUR §,¥	400,000	442
Credit Agricole Assurances SA 4.250%, (Euro Swap Annual 5 Year plus 4.500%), 12/31/49 EUR §,¥,ß	2,000,000	2,269
Credit Suisse AG
6.500%, 8/8/23 144A	7,400,000	7,714
6.500%, 8/8/23 §	1,700,000	1,772
Deutsche Annington Finance BV 5.000%, 10/2/23 144A	300,000	310

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Deutsche Bank AG 0.184%, (Euribor 3 Month ACT/360 plus 0.500%), 12/7/20 EUR §,¥	700,000	780
3.150%, 1/22/21	400,000	387
3.541%, (ICE LIBOR USD 3 Month plus 1.230%), 2/27/23	1,600,000	1,477
4.250%, 2/4/21	900,000	887
4.250%, 10/14/21 ß	4,500,000	4,400
The Doctors Co. 6.500%, 10/15/23 144A	300,000	324
Emerald Bay SA 0.000%, 10/15/20 144A EUR ¥	3,796,000	4,077
Equinix, Inc. 2.875%, 3/15/24 EUR ¥	1,200,000	1,369
2.875%, 2/1/26 EUR ¥,ß	1,900,000	2,060
Fairfax Financial Holdings, Ltd. 2.750%, 3/29/28 144A EUR ¥	500,000	569
Freedom Mortgage Corp. 8.125%, 11/15/24 144A	190,000	163
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	500,000	421
The Goldman Sachs Group, Inc. 3.750%, 5/22/25 ß	2,700,000	2,584
3.850%, 7/8/24	1,000,000	977
3.988%, (ICE LIBOR USD 3 Month plus 1.200%), 9/15/20	200,000	201
4.000%, 3/3/24	400,000	395
4.100%, (ICE LIBOR USD 3 Month plus 1.770%), 2/25/21	200,000	203
5.750%, 1/24/22	400,000	419
Growthpoint Properties International Pty, Ltd. 5.872%, 5/2/23 144A	300,000	300
HBOS PLC 5.374%, 6/30/21 EUR ¥	600,000	760
The Howard Hughes Corp. 5.375%, 3/15/25 144A	300,000	282
HSBC Holdings PLC 3.600%, 5/25/23 ß	2,100,000	2,088
ING Bank NV 5.800%, 9/25/23 144A	1,700,000	1,776
International Lease Finance Corp. 5.875%, 8/15/22	400,000	419
8.250%, 12/15/20 ß	2,100,000	2,259
8.625%, 1/15/22	400,000	445
Intesa Sanpaolo SpA 5.017%, 6/26/24 144A	2,700,000	2,443
6.500%, 2/24/21 144A	4,100,000	4,203
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.875%, 4/15/22 144A	800,000	778
7.375%, 4/1/20 144A	2,000,000	1,995
7.500%, 4/15/21 144A	500,000	499
Kennedy Wilson Europe Real Estate PLC 3.950%, 6/30/22 GBP §,¥,ß	2,700,000	3,415
Lincoln Finance, Ltd. 6.875%, 4/15/21 EUR §,¥,ß	3,800,000	4,441
Lloyds Bank PLC, Series EMTN 7.625%, 4/22/25 GBP §,¥	1,200,000	1,895
Lloyds Banking Group PLC 2.250%, 10/16/24 GBP §,¥,ß	2,000,000	2,436
7.000%, (GBP Swap Semi-Annual 5 Year plus 5.060%), 12/29/49 GBP §,¥	800,000	1,019

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)
Financial continued
Macquarie Group, Ltd. 6.250%, 1/14/21 144A	300,000	315
Morgan Stanley 3.292%, (ICE LIBOR USD 3 Month plus 0.930%), 7/22/22	1,000,000	986
4.000%, 7/23/25 ß	3,600,000	3,553
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	4,500,000	4,408
6.875%, (GBP Swap Semi-Annual 5 Year plus 4.880%), 12/29/49 GBP §,¥	400,000	513
Natwest Markets PLC 0.084%, (Euribor 3 Month ACT/360 plus 0.400%), 3/2/20 EUR §,¥	200,000	228
0.625%, 3/2/22 EUR §,¥	1,600,000	1,779
Navient Corp. 4.875%, 6/17/19 ß	2,517,000	2,508
5.000%, 10/26/20	100,000	96
5.875%, 3/25/21	500,000	479
6.500%, 6/15/22	1,200,000	1,118
6.625%, 7/26/21	1,300,000	1,254
7.250%, 1/25/22	400,000	386
8.000%, 3/25/20	1,198,000	1,217
NN Group NV 4.500%, (Euribor 3 Month plus 4.000%), 7/15/49 EUR §,¥,ß	2,600,000	2,968
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	98
4.950%, 4/1/24	100,000	102
Oxford Finance LLC / Oxford Finance Co- Issuer II, Inc. 6.375%, 12/15/22 144A	200,000	197
Quicken Loans, Inc. 5.250%, 1/15/28 144A	2,000,000	1,770
Royal Bank of Scotland Group PLC 2.500%, 3/22/23 EUR §,¥	100,000	117
4.800%, 4/5/26 ß	2,800,000	2,729
4.892%, (3 Month LIBOR plus 1.754%), 5/18/29 ß	3,700,000	3,534
7.500%, (USD Swap Semi-Annual 5 Year plus 5.800%), 12/29/49 ß	2,600,000	2,574
8.625%, (USD 5 Year Swap Rate plus 7.598%), 12/29/49 ß	2,100,000	2,173
Santander UK Group Holdings PLC 3.125%, 1/8/21 ß	2,100,000	2,062
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28 ß	2,300,000	2,080
6.750%, (GBP Swap Semi-Annual 5 Year plus 5.792%), 6/24/24 GBP §,¥	1,390,000	1,738
Sberbank of Russia Via SB Capital SA 3.080%, 3/7/19 EUR ¥	1,700,000	1,952
4.150%, 3/6/19 d	500,000	497
5.180%, 6/28/19 §	200,000	200
Springleaf Finance Corp. 5.250%, 12/15/19	311,000	312
6.000%, 6/1/20	418,000	419
6.125%, 5/15/22 ß	2,900,000	2,812
6.875%, 3/15/25	1,900,000	1,700
7.125%, 3/15/26	1,700,000	1,517

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)
Financial continued
8.250%, 12/15/20	226,000	234
Tesco Property Finance 2 PLC 6.051%, 10/13/39 GBP §,¥	1,113,156	1,631
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §,¥	97,088	139
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §,¥,ß	2,705,069	3,718
TP ICAP PLC 5.250%, 1/26/24 GBP §,¥	300,000	356
UBS AG 7.625%, 8/17/22 ß	4,400,000	4,686
UBS Group Funding AG 4.125%, 9/24/25 144A	700,000	695
UniCredit SpA 3.750%, 4/12/22 144A	200,000	193
7.830%, 12/4/23 144A	4,200,000	4,390
VEREIT Operating Partnership LP 4.125%, 6/1/21	100,000	101
VIVAT NV 2.375%, 5/17/24 EUR §,¥	200,000	232
Weyerhaeuser Co. 7.375%, 10/1/19	400,000	411
7.375%, 3/15/32	1,500,000	1,836

Total		201,916

Industrial (2.1%)
Aeropuerto Internacional de Tocumen SA 6.000%, 11/18/48 144A	300,000	298
Avolon Holdings Funding, Ltd. 5.125%, 10/1/23 144A	500,000	477
5.500%, 1/15/23 144A	800,000	776
Cemex SAB de CV 4.375%, 3/5/23 144A EUR ¥	1,400,000	1,620
Crown European Holdings SA 3.375%, 5/15/25 144A EUR ¥	500,000	576
DAE Funding LLC 4.000%, 8/1/20 144A	2,920,000	2,847
5.000%, 8/1/24 144A	400,000	387
Flex, Ltd. 4.625%, 2/15/20	200,000	201
Fortress Transportation & Infrastructure 6.750%, 3/15/22 144A	700,000	702
General Electric Co. 0.375%, 5/17/22 EUR ¥	100,000	108
5.550%, 5/4/20	100,000	102
5.550%, 1/5/26	200,000	196
5.875%, 1/14/38	100,000	96
6.875%, 1/10/39	100,000	105
James Hardie International Finance Designated Activity Co. 3.625%, 10/1/26 144A EUR ¥	490,000	546
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	600,000	597
Pacific National Finance Pty, Ltd. 4.625%, 9/23/20 144A	500,000	506
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	3,900,000	3,647
5.250%, 8/15/22 144A	650,000	629
5.500%, 2/15/24 144A	500,000	482
Russian Railways Via RZD Capital PLC 7.487%, 3/25/31 GBP §,¥,ß	1,500,000	2,275

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (53.2%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Standard Industries, Inc. 4.750%, 1/15/28 144A	950,000	798

Total		17,971

Technology (0.9%)
Dell International LLC / EMC Corp. 6.020%, 6/15/26 144A	300,000	302
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.450%, 6/15/23 144A	1,100,000	1,119
8.100%, 7/15/36 144A	300,000	324
EMC Corp. 2.650%, 6/1/20	1,600,000	1,536
Fidelity National Information Services, Inc. 4.500%, 10/15/22	395,000	407
NXP BV / NXP Funding LLC 4.875%, 3/1/24 144A	1,700,000	1,707
5.350%, 3/1/26 144A	1,600,000	1,627
Pitney Bowes, Inc. 3.625%, 9/15/20	100,000	98
Quintiles IMS, Inc. 3.250%, 3/15/25 144A EUR ¥	500,000	561

Total		7,681

Utilities (1.2%)
Calpine Corp. 5.250%, 6/1/26 144A	650,000	593
Centrais Electricas Brasileiras SA 6.875%, 7/30/19 §	700,000	709
Dynegy, Inc. 7.375%, 11/1/22 ß	2,500,000	2,581
Exelon Generation Co. LLC 4.250%, 6/15/22	500,000	507
FirstEnergy Corp. 7.375%, 11/15/31	600,000	759
Nakilat, Inc. 6.067%, 12/31/33 §	1,000,000	1,086
6.267%, 12/31/33 144A	551,859	601
National Fuel Gas Co. 5.200%, 7/15/25	300,000	305
Perusahaan Listrik Negara PT 5.450%, 5/21/28 144A	3,200,000	3,237
Puget Energy, Inc. 5.625%, 7/15/22	200,000	212

Total		10,590

Total Corporate Bonds (Cost: $486,251)		465,483

Governments (18.8%)

Governments (18.8%)
Arab Republic of Egypt 4.750%, 4/16/26 144A EUR ¥	1,400,000	1,451
5.625%, 4/16/30 144A EUR ¥	1,550,000	1,534
Argentine Republic Government International Bond
2.260%, 12/31/38 EUR¥,ß	8,830,000	5,532
3.375%, 1/15/23 EUR ¥	950,000	854
3.875%, 1/15/22 EUR §,¥	2,300,000	2,212
5.000%, 1/15/27 EUR §,¥,ß	4,900,000	4,037
5.250%, 1/15/28 EUR ¥	250,000	204
6.250%, 4/22/19	150,000	151

Governments (18.8%)	Shares/ Par+	Value $ (000’s)

Governments continued
59.380%, (Argentina Blended Historical Policy Rate plus 1.000%), 6/21/20 ARS ¥	440,000	13
Australian Government 4.250%, 4/21/26 AUD §,¥	2,400,000	1,922
Autonomous Community of Catalonia 4.900%, 9/15/21 EUR ¥	800,000	984
4.950%, 2/11/20 EUR ¥	400,000	477
Colombia Government International Bond 5.000%, 6/15/45 ß	6,000,000	5,712
Dominican Republic International Bond 6.500%, 2/15/48 144A	2,800,000	2,646
6.875%, 1/29/26 §	500,000	524
Ecuador Government International Bond 8.875%, 10/23/27 144A	900,000	774
9.650%, 12/13/26 144A	600,000	546
10.750%, 3/28/22 §	1,300,000	1,311
Export-Import Bank of India 3.375%, 8/5/26 144A	600,000	548
Oman Government International Bond 6.500%, 3/8/47 §	1,800,000	1,449
6.750%, 1/17/48 144A	2,600,000	2,145
Panama Government International Bond 6.700%, 1/26/36	1,900,000	2,318
8.125%, 4/28/34	100,000	134
Perusahaan Penerbit SBSN Indonesia III 3.400%, 3/29/22 144A	600,000	587
Republic of Costa Rica 7.158%, 3/12/45 §	500,000	431
Republic of Croatia 6.625%, 7/14/20 §,ß	5,000,000	5,194
Republic of Indonesia 3.375%, 7/30/25 144A EUR ¥	800,000	975
3.750%, 6/14/28 144A EUR ¥	1,900,000	2,361
3.750%, 6/14/28 EUR §,¥,ß	2,200,000	2,734
Republic of Kazakhstan 5.125%, 7/21/25 §,ß	5,200,000	5,497
Republic of South Africa Government International Bond 5.875%, 9/16/25	500,000	506
The Republic of Trinidad & Tobago 4.500%, 8/4/26 §	400,000	368
Romanian Government International Bond 2.375%, 4/19/27 EUR §,¥	1,600,000	1,825
Russian Federation 5.625%, 4/4/42 §	2,000,000	2,045
Saudi International Bond 2.875%, 3/4/23 144A	600,000	577
4.000%, 4/17/25 144A	3,900,000	3,866
Senegal Government International Bond 4.750%, 3/13/28 144A EUR ¥	100,000	105
6.250%, 5/23/33 144A	400,000	344
State of Qatar 4.500%, 4/23/28 144A	1,100,000	1,148
5.103%, 4/23/48 144A	1,200,000	1,260
Turkey Government International Bond 4.875%, 10/9/26 ß	4,000,000	3,542
5.125%, 3/25/22 ß	12,600,000	12,260
5.125%, 2/17/28 ß	4,300,000	3,764
5.750%, 3/22/24	2,400,000	2,319
6.125%, 10/24/28	400,000	372
7.250%, 12/23/23	1,100,000	1,129

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (18.8%)	Shares/ Par+	Value $ (000’s)

Governments continued
Ukraine Government International Bond 7.375%, 9/25/32 §	500,000	397
7.750%, 9/1/19 §,ß	3,100,000	3,065
7.750%, 9/1/20 §,ß	5,300,000	5,105
8.994%, 2/1/24 144A	1,000,000	932
9.750%, 11/1/28 144A	700,000	656
United Mexican States 4.600%, 1/23/46 ß	4,700,000	4,162
4.750%, 3/8/44	600,000	545
US Treasury 2.000%, 5/31/24 ß	50,500,000	49,135
2.250%, 2/15/27	150,000	146
2.750%, 2/15/24 ß	8,700,000	8,793
Venezuela Government International Bond 6.000%, 12/9/20 §,ℓ	32,000	7
7.000%, 3/31/38 §,ℓ	204,000	46
7.650%, 4/21/25 §,ℓ	1,955,000	445
8.250%, 10/13/24 §,ℓ	356,000	82
9.000%, 5/7/23 §,ℓ	32,000	7
9.250%, 5/7/28 §,ℓ	1,241,000	282
9.375%, 1/13/34 ℓ	1,400,000	386

Total		164,878

Total Governments (Cost: $174,967)		164,878

Municipal Bonds (1.2%)

Municipal Bonds (1.2%)
American Municipal Power, Inc., Series 2010B 7.834%, 2/15/41 RB	100,000	146
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	267
City of Riverside CA Electric Revenue 7.605%, 10/1/40 RB	200,000	293
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	132
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	292
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	131
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	100,000	110
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	352
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	115
Port Authority of New York & New Jersey 5.647%, 11/1/40 RB, GO OF AUTH	1,100,000	1,340
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	229
San Diego County Regional Airport Authority, Series C 6.628%, 7/1/40 RB	100,000	105
San Diego Redevelopment Agency, Series A 7.625%, 9/1/30 RB	100,000	108
State of California 7.950%, 3/1/36 GO	900,000	950

Municipal Bonds (1.2%)	Shares/ Par+	Value $ (000’s)

Municipal Bonds continued
State of Illinois 6.630%, 2/1/35 GO	245,000	260
6.725%, 4/1/35 GO	95,000	102
7.350%, 7/1/35 GO	200,000	222
Texas Public Finance Authority 8.250%, 7/1/24 RB	175,000	178
Tobacco Settlement Finance Authority of West Virginia, Series A 7.467%, 6/1/47 RB	1,085,000	1,063
Tobacco Settlement Financing Corp., Series 2007-A 6.706%, 6/1/46 RB	3,285,000	3,100
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB, GO OF AUTH	800,000	965

Total Municipal Bonds (Cost: $8,541)		10,460

Structured Products (12.7%)

Asset Backed Securities (5.0%)
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 2.903%, (ICE LIBOR USD 1 Month plus 0.480%), 9/25/35	50,000	48
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 3.406%, (ICE LIBOR USD 1 Month plus 0.900%), 12/25/34	81,694	79
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 3.301%, (ICE LIBOR USD 1 Month plus 0.795%), 1/25/35	54,077	53
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4 3.481%, (ICE LIBOR USD 1 Month plus 0.975%), 7/25/35	100,000	101
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 7/25/36 ß	7,951,743	2,911
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2 3.506%, (ICE LIBOR USD 1 Month plus 1.000%), (AFC), 3/25/35	170,140	157
Aircraft Certificate Owner Trust, Series 2003-1A, Class E 7.001%, 9/20/22 144A	62,626	64
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1 3.376%, (ICE LIBOR USD 1 Month plus 0.870%), 7/25/34	38,219	38
Apex Credit CLO, Ltd., Series 2018-1A, Class ASR 3.611%, (ICE LIBOR USD 3 Month plus 1.050%), 10/27/28 144A	600,000	598
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE4, Class M1 3.700%, (ICE LIBOR USD 1 Month plus 1.245%), 8/15/33	31,221	31

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Asset Backed Securities Corp. Home Equity Loan Trust, Series WMC 2005-HE5, Class M4 3.406%, (ICE LIBOR USD 1 Month plus 0.900%), 6/25/35	200,000	198
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE11, Class M1 2.736%, (ICE LIBOR USD 1 Month plus 0.645%), 11/25/35	6,649	7
Bear Stearns Asset Backed Securities I Trust, Series 2005-SD3, Class 1A 2.996%, (ICE LIBOR USD 1 Month plus 0.490%), 7/25/35	12,692	13
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2 2.706%, (ICE LIBOR USD 1 Month plus 0.200%), 12/25/36	42,556	42
Bear Stearns Asset Backed Securities I Trust, Series 2007-AQ1, Class A1 2.616%, (ICE LIBOR USD 1 Month plus 0.110%), 4/25/31	7,900	11
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE3, Class 1A2 2.706%, (ICE LIBOR USD 1 Month plus 0.200%), 4/25/37	124,650	165
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1 3.756%, (ICE LIBOR USD 1 Month plus 1.250%), 8/25/37	196,756	195
Carlyle Global Market Strategies, Series 2015-1A, Class A2MZ 3.086%, (ICE LIBOR USD 1 Month plus 0.580%), 1/25/35	784,058	771
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2 3.226%, (ICE LIBOR USD 1 Month plus 0.720%), 9/25/35	76,778	77
Citigroup Mortgage Loan Trust, Series 2007- AHL1, Class A2C 2.716%, (ICE LIBOR USD 1 Month plus 0.210%), 12/25/36	100,000	95
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4 4.081%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/34	100,000	96
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6 4.541%, (AFC), 10/25/35	6,114	6
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4 2.856%, (ICE LIBOR USD 1 Month plus 0.350%), 3/25/36	95,788	86
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.789%, (AFC), 7/25/36	100,000	99
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A3 2.676%, (ICE LIBOR USD 1 Month plus 0.170%), 5/25/37	97,215	97

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 6/25/37	620,465	579
Countrywide Asset-Backed Certificates, Series 2006-4, Class 2A3 2.796%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/36	60,164	59
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3 2.796%, (ICE LIBOR USD 1 Month plus 0.290%), 8/25/36	100,789	100
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2 2.411%, (ICE LIBOR USD 1 Month plus 0.320%), 2/25/37	900,000	761
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 7/25/37	44,310	38
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A 3.346%, (ICE LIBOR USD 1 Month plus 0.840%), 10/25/47 ß	2,759,731	2,710
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A 2.706%, (ICE LIBOR USD 1 Month plus 0.200%), 6/25/47	1,141,609	1,001
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1 3.056%, (ICE LIBOR USD 1 Month plus 0.550%), (AFC), 5/25/47 144A	2,269,067	1,781
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1 3.126%, (ICE LIBOR USD 1 Month plus 0.620%), 1/25/32	5,633	6
Ellington Loan Acquisition Trust, Series 2007-2, Class A1 3.556%, (ICE LIBOR USD 1 Month plus 1.050%), 5/25/37 144A	382,862	382
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 7/25/36	8,198	8
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 9/25/36	71,274	70
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A5 04/25/36	200,000	172
Fremont Home Loan Trust, Series 2005-2, Class M4 3.436%, (ICE LIBOR USD 1 Month plus 0.930%), 6/25/35	300,000	280
GSAA Home Equity Trust, Series 2006-17, Class A1 2.566%, (ICE LIBOR USD 1 Month plus 0.060%), 11/25/36	62,958	28

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
GSAMP Trust, Series 2004-WF, Class M2 4.156%, (ICE LIBOR USD 1 Month plus 1.650%), 10/25/34	52,680	51
GSAMP Trust, Series 2007-FM2, Class A2B 2.596%, (ICE LIBOR USD 1 Month plus 0.090%), 1/25/37	216,668	142
GSAMP Trust, Series 2007-NC1, Class A2A 2.556%, (ICE LIBOR USD 1 Month plus 0.050%), 12/25/46	16,939	10
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4 2.846%, (ICE LIBOR USD 1 Month plus 0.340%), 4/25/37	500,000	408
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A2 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), 7/25/37	417,371	259
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 2.896%, (ICE LIBOR USD 1 Month plus 0.390%), 11/25/35	300,000	288
Lehman XS Trust, Series 2005-4, Class 1A3 3.306%, (ICE LIBOR USD 1 Month plus 0.800%), 10/25/35	15,892	16
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 2.806%, (ICE LIBOR USD 1 Month plus 0.300%), 2/25/36	72,204	59
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 2.776%, (ICE LIBOR USD 1 Month plus 0.270%), 5/25/46	331,420	135
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 5/25/36	1,491,971	985
Mastr Asset Backed Securities Trust, Series 2004-WMC2, Class M1 3.406%, (ICE LIBOR USD 1 Month plus 0.900%), 4/25/34	165,902	163
Mastr Asset Backed Securities Trust, Series 2006-FRE2, Class A1 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 3/25/36 ß	13,947,798	11,999
Mastr Asset Backed Securities Trust, Series 2006-HE3, Class A2 2.606%, (ICE LIBOR USD 1 Month plus 0.100%), 8/25/36	2,349,573	997
Mastr Asset Backed Securities Trust, Series 2006-WMC4, Class A5 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 10/25/36	1,020,859	447
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 2.956%, (ICE LIBOR USD 1 Month plus 0.450%), 2/25/47	1,011,491	733
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 3.211%, (ICE LIBOR USD 1 Month plus 0.705%), 1/25/35	162,120	158

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 3.496%, (ICE LIBOR USD 1 Month plus 0.990%), 6/25/35	300,000	298
Morgan Stanley ABS Capital I, Inc., Series 2006-HE7, Class A2C 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), 9/25/36	76,849	45
Morgan Stanley ABS Capital I, Inc., Series 2006-HE8, Class A2C 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 10/25/36	72,433	44
Morgan Stanley ABS Capital I, Inc., Series 2007-HE5, Class A2C 2.756%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/37	70,881	37
Morgan Stanley Dean Witter Capital I, Inc., Series 2002-HE1, Class M1 3.406%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/32	4,684	5
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 4.081%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/32	88,267	88
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 3.856%, (ICE LIBOR USD 1 Month plus 1.350%), 2/25/33	35,386	35
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 9/25/37	647,795	632
OneMain Financial Issuance Trust, Series 2016-2A, Class A 4.100%, 3/20/28 144A	257,660	258
Park Place Securities, Inc. Asset-Backed Pass Through Certificates, Series 2005- WCW2, Class M1 3.256%, (ICE LIBOR USD 1 Month plus 0.750%), 7/25/35	25,817	26
People’s Choice Home Loan Securities Trust, Series 2005-3, Class M2 2.886%, (ICE LIBOR USD 1 Month plus 0.795%), (AFC), 8/25/35	150,634	149
RAAC Series, Series 2007-RP4, Class A 2.856%, (ICE LIBOR USD 1 Month plus 0.350%), (AFC), 11/25/46 144A	305,612	286
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M3 2.986%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 9/25/35	300,000	301
Residential Asset Securities Corp., Series 2006-EMX1, Class M1 2.916%, (ICE LIBOR USD 1 Month plus 0.410%), (AFC), 1/25/36	132,787	132
Residential Asset Securities Corp., Series 2007-KS1, Class A3 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), (AFC), 1/25/37	194,843	192

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 2.846%, (ICE LIBOR USD 1 Month plus 0.340%), (AFC), 4/25/37	1,600,000	1,527
Rise, Ltd., Series 2014-1, Class A 4.750%, 2/15/39 Æ,d	409,941	400
Saxon Asset Securities Trust, Series 2006-1, Class M1 2.971%, (ICE LIBOR USD 1 Month plus 0.465%), (AFC), 3/25/36	400,000	358
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 3.466%, (ICE LIBOR USD 1 Month plus 0.960%), 1/25/36	91,842	68
SLM Private Education Loan Trust, Series 2010-A, Class 1A 4.700%, (Prime Rate by Country United States less 0.050%), 5/16/44 144A	9,260	9
SLM Private Education Loan Trust, Series 2011-B, Class A3 4.705%, (ICE LIBOR USD 1 Month plus 2.250%), 6/16/42 144A	100,000	102
Soundview Home Loan Trust, Series 2005-3, Class M3 3.331%, (ICE LIBOR USD 1 Month plus 0.825%), 6/25/35	97,538	96
Soundview Home Loan Trust, Series 2006-2, Class M2 2.856%, (ICE LIBOR USD 1 Month plus 0.350%), 3/25/36	400,000	385
Soundview Home Loan Trust, Series 2006-3, Class A3 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), 11/25/36	237,866	231
Soundview Home Loan Trust, Series 2006- OPT2, Class A4 2.786%, (ICE LIBOR USD 1 Month plus 0.280%), 5/25/36	200,000	192
Soundview Home Loan Trust, Series 2006- OPT3, Class M1 2.816%, (ICE LIBOR USD 1 Month plus 0.310%), 6/25/36 b	6,901,474	3,600
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 3.481%, (ICE LIBOR USD 1 Month plus 0.975%), 12/25/35	320,375	318
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1 3.481%, (ICE LIBOR USD 1 Month plus 0.975%), 10/25/33	195,716	195
Structured Asset Investment Loan Trust, Series 2005-5, Class M2 3.196%, (ICE LIBOR USD 1 Month plus 0.690%), 6/25/35	22,431	22
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 3.271%, (ICE LIBOR USD 1 Month plus 0.765%), 8/25/35	500,000	484

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 9/25/36	34,594	33
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2001-WF1, Class A 6 2.716%, (ICE LIBOR USD 1 Month plus 0.210%), 2/25/37	125,839	124
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 2.676%, (ICE LIBOR USD 1 Month plus 0.170%), 12/25/36	441,962	424
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 2.766%, (ICE LIBOR USD 1 Month plus 0.260%), 3/25/36 144A	1,602,904	1,569
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A 2.656%, (ICE LIBOR USD 1 Month plus 0.150%), 1/25/37	184,506	148

Total		43,676

Mortgage Securities (7.7%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1 4.386%, (ICE LIBOR USD 6 Month plus 1.500%), (AFC), 9/25/45	2,583	3
Banc of America Funding Trust, Series 2005-H, Class 5A1 3.745%, (CSTR), 11/20/35	171,703	160
Banc of America Funding Trust, Series 2006-J, Class 4A1 4.447%, (CSTR), 1/20/47	78,568	74
Banc of America Funding Trust, Series 2007-6, Class A1 2.796%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/37	84,458	79
Barclays Capital LLC, Series 2009-RR14, Class 2A2 3.849%, (CSTR), 7/26/36 144A	39,837	36
Barclays Capital LLC, Series 2009-RR5, Class 3A3 6.067%, (CSTR), 8/26/36 144A	3,025,283	2,195
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 4.383%, (CSTR), 7/25/34	8,102	8
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 3.952%, (CSTR), 11/25/36	196,957	174
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	5,932	6
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA 4.238%, (CSTR), 9/25/37	16,831	16
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A 4.324%, (CSTR), 9/25/37	86,561	83
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	25,060	25

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 2.800%, (ICE LIBOR USD 1 Month plus 0.330%), 11/20/35	8,059	8
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 3.637%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	21,290	21
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	238,911	206
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	9,922	10
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	149,464	96
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 3.006%, (ICE LIBOR USD 1 Month plus 0.500%), 4/25/36	531,050	283
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 3.643%, (CSTR), 5/25/36	17,820	16
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 2.660%, (ICE LIBOR USD 1 Month plus 0.190%), 9/20/46	25,307	21
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 2.665%, (ICE LIBOR USD 1 Month plus 0.195%), 12/20/46	41,595	36
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 2.680%, (ICE LIBOR USD 1 Month plus 0.210%), 5/20/46	528,357	434
Countrywide Alternative Loan Trust, Series 2006-OA6, Class 2A 2.610%, (CSTR), 7/25/46	3	–	P
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 2.680%, (ICE LIBOR USD 1 Month plus 0.210%), 7/20/46	12,675	10
Countrywide Alternative Loan Trust, Series 2006-OC9, Class A2A 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), 12/25/46	3,631	4
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	287,499	203
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 4/25/47	48,030	45
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-22, Class 3A1 3.990%, (CSTR), 10/25/35	20,395	17

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB8, Class 1A1 4.288%, (CSTR), 12/20/35	9,433	8
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	25,823	18
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	197,117	160
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A1 3.117%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	43,200	22
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-OA4, Class A2 2.776%, (ICE LIBOR USD 1 Month plus 0.270%), 4/25/46	1,144,811	520
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB1, Class 3A1 3.686%, (CSTR), 3/25/37	13,973	13
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	1,310	1
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	569,543	502
EMF-NL BV, Series 2008-APRX, Class A2 0.479%, (Euribor 3 Month plus 0.800%), 4/17/41 EUR §,¥	184,462	202
Eurosail-NL BV, Series 2007-NL2X, Class A 1.179%, (Euribor 3 Month plus 1.500%), 10/17/40 EUR §,¥	120,279	137
Federal National Mortgage Association TBA 3.000%, 1/14/49	12,000,000	11,710
3.500%, 1/14/49	9,300,000	9,301
3.500%, 2/13/49	33,100,000	33,083
Federal National Mortgage Association, Series 2003-W6, Class F 2.665%, (ICE LIBOR USD 1 Month plus 0.350%), 9/25/42	24,560	24
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	337,708	251
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 4.494%, (CSTR), 9/25/35	8,370	9
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6 6.000%, 2/25/36	128,860	105
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1 4.354%, (CSTR), 1/25/36	2,731	3
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 4.152%, (CSTR), 3/25/47	14,009	13

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 2.923%, (ICE LIBOR USD 1 Month plus 0.310%), (AFC), 11/19/35	13,934	13
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 2.950%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 6/19/35	28,032	28
HomeBanc Mortgage Trust, Series 2005-1, Class A1 2.756%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/35	8,873	8
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 2.726%, (ICE LIBOR USD 1 Month plus 0.220%), 11/25/35	1,311,220	1,171
Impac Secured Assets Trust, Series 2007-1, Class A2 2.666%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 3/25/37	116,277	106
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 4.315%, (CSTR), 10/25/34	24,895	25
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 2.986%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 7/25/35	2,619	3
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 2.806%, (ICE LIBOR USD 1 Month plus 0.300%), 7/25/35	14,864	14
JP Morgan Mortgage Trust, Series 2005- ALT1, Class 2A1 4.273%, (CSTR), 10/25/35	13,495	12
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1 4.200%, (CSTR), 7/25/35	14,228	14
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1 3.670%, (CSTR), 6/25/37	85,586	82
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR1, Class A1 2.485%, (ICE LIBOR USD 1 Month plus 0.170%), 2/25/37	6,401	6
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A3 2.886%, (ICE LIBOR USD 1 Month plus 0.380%), 8/25/35	29,199	29
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1 3.969%, (CSTR), 12/25/35	279,676	256
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 4.324%, (CSTR), 2/25/36	5,159	5
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 3.630%, (CSTR), 5/25/36	21,456	20
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 4A 4.274%, (CSTR), 7/25/35	38,080	35

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 4.638%, (CSTR), 8/25/35	11,136	11
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1 2.815%, (ICE LIBOR USD 1 Month plus 0.130%), 2/26/37 144A	864,044	865
Residential Accredit Loans, Inc., Series 2005- QA3, Class NB2 4.240%, (CSTR), 3/25/35	118,226	111
Residential Accredit Loans, Inc., Series 2006- QA7, Class 1A1 2.696%, (ICE LIBOR USD 1 Month plus 0.190%), 8/25/36	13,588	12
Residential Accredit Loans, Inc., Series 2006- QA8, Class A1 2.696%, (ICE LIBOR USD 1 Month plus 0.190%), 9/25/36	28,763	27
Residential Accredit Loans, Inc., Series 2007- QA1, Class A1 2.646%, (ICE LIBOR USD 1 Month plus 0.140%), 1/25/37	26,149	25
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,667,739	1,816
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 2.826%, (ICE LIBOR USD 1 Month plus 0.320%), 10/25/35	76,673	72
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 2.612%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	631,796	618
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 2.686%, (ICE LIBOR USD 1 Month plus 0.180%), (AFC), 7/25/46	281,345	258
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-1, Class 1A1 2.856%, (ICE LIBOR USD 1 Month plus 0.350%), 2/25/35	25,618	25
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1 3.156%, (ICE LIBOR USD 1 Month plus 0.650%), 12/25/35	20,957	17
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 3.793%, (CSTR, AFC), 2/25/33	1,455	1
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.829%, (CSTR), 10/25/36	31,702	29
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 3.513%, (CSTR), 3/25/36	309,375	299
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 3.909%, (CSTR), 8/25/36	13,917	13
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 3.389%, (CSTR), 2/25/37	5,183	5

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (12.7%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 2.857%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	461,893	381
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 4.260%, (CSTR), 7/25/37	64,738	60
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 1A1 4.127%, (CSTR), 3/25/35	23,475	24
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1 4.138%, (CSTR), 7/25/36	172,965	172
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 4.139%, (CSTR), 4/25/36	91,230	90
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 1A3 4.561%, (CSTR), 4/25/36	1,779	2
Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A81 6.000%, 8/25/37	115,680	112
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 4.789%, (CSTR), 11/25/37	68,437	65

Total		67,288

Total Structured Products
(Cost: $107,996)		110,964

Bank Loan Obligations (2.6%)

Bank Loan Obligations (2.6%)
Avolon TLB Borrower 1 LLC, 1.000%, (ICE LIBOR USD 3 Month plus 2.000%), 1/15/25	1,919,524	1,844
CenturyLink, Inc., 4.076%, (ICE LIBOR USD 3 Month plus 2.750%), 1/31/25	1,881,000	1,753
Charter Communications Operating LLC, 1.000%, (ICE LIBOR USD 3 Month plus 2.000%), 4/30/25	3,485,404	3,332
CHS / Community Health Systems, Inc., 4.315%, (ICE LIBOR USD 3 Month plus 3.250%), 1/27/21	872,920	834
CommScope, Inc., 3.810%, (ICE LIBOR USD 3 Month plus 2.000%), 12/29/22	77,800	73
Dell International LLC, 1.000%, (ICE LIBOR USD 3 Month plus 2.000%), 9/7/23	1,539,146	1,474
Enterprise Merger Sub, Inc., 1.000%, (US LIBOR plus 2.000%), 10/10/25	500,000	466
Grifols SA, 3.561%, (ICE LIBOR USD 3 Month plus 2.250%), 1/31/25	687,750	657
Hilton Worldwide Finance LLC, 3.324%, (ICE LIBOR USD 3 Month plus 1.750%), 10/25/23	1,120,295	1,075
INEOS Finance PLC, 1.000%, (Euribor 3 Month plus 2.000%), 3/31/24 EUR ¥	3,465,000	3,879
Las Vegas Sands LLC, 1.000%, (ICE LIBOR USD 3 Month plus 1.750%), 3/27/25	676,627	645
PCF GmbH, 1.000%, (Euribor 3 Month plus 5.000%), 8/1/24 EUR ¥	2,800,000	3,176
Sigma Bidco BV, 1.000%, (Euribor 3 Month plus 3.500%), 3/6/25 EUR ¥	1,600,000	1,777

Bank Loan Obligations (2.6%)	Shares/ Par+	Value $ (000’s)

Bank Loan Obligations continued
Valeant Pharmaceuticals International, Inc., 1.000%, (US LIBOR plus 3.000%), 6/2/25	390,425	373
Ziggo Secured Finance BV, 3.000%, (Euribor 3 Month plus 3.000%), 4/15/25 EUR ¥	1,000,000	1,115

Total Bank Loan Obligations		22,473
(Cost: $23,635)

Short-Term Investments (21.6%)

Governments (1.0%)
Argentine Republic Treasury Bill 0.000%, 1/31/19 ARS ¥,b	1,413,000	44
0.000%, 2/22/19 ARS ¥,b	4,518,000	126
0.000%, 2/28/19 ARS ¥,b	2,356,000	72
0.000%, 3/29/19 ARS ¥,b	6,024,000	180
0.000%, 4/26/19 b	500,000	494
0.000%, 4/30/19 ARS ¥,b	5,496,000	165
Hellenic Republic Treasury Bill 0.000%, 2/1/19 EUR ¥,b	600,000	687
0.000%, 3/15/19 EUR ¥,b	1,400,000	1,599
0.000%, 4/5/19 EUR ¥,b	4,700,000	5,372
US Treasury 0.000%, 1/31/19 b	4,000	4

Total		8,743

Money Market Funds (0.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	2,985,312	2,985

Total		2,985

Repurchase Agreements (20.3%)
Citigroup repurchase (Purchased 12/28/18, to be repurchased at $100,016,389, collateralized by US Treasury, 1.625%, due 11/30/20, par and fair value of $103,595,000 and $101,871,114, respectively) 2.950%, 1/2/19	100,000,000	100,000
Citigroup repurchase (Purchased 12/31/18, to be repurchased at $50,004,375, collateralized by US Treasury, 2.000%, due 11/30/22, par and fair value of $51,865,000 and $51,016,116,respectively) 3.150%, 1/3/19	50,000,000	50,000
JP Morgan repurchase (Purchased 12/31/18, to be repurchased at $27,204,760, collateralized by US Treasury, 2.500%, due 12/31/20, par and fair value of $27,760,000 and $27,776,266, respectively) 1.930%, 1/4/19	27,200,000	27,200

Total		177,200

Total Short-Term Investments
(Cost: $189,047)		188,928

Total Investments (110.1%)
(Cost: $990,437)@		963,186

Other Assets, Less
Liabilities (-10.1%)		(88,243)

Net Assets (100.0%)		874,943

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Reverse Repurchase Agreements

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Currency	Amount Borrowed (000’s)	Payable for Reverse Repurchase Agreements (000s)
Republic of Indonesia	JP Morgan Chase Bank NA	(0.750)%	12/14/2018	Open	EUR	(859)	$ (984)

							$ (984)

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
CAD Ten-Year Government Bond Future	Long	CAD	235	76	3/19	$7,614	$235	$(3)
Euro Schatz Future	Long	EUR	2	59	3/19	7,567	2	–	p
Euro-Bobl Future	Long	EUR	25	71	3/19	10,780	25	–	p
Euro-Bund Future	Long	EUR	132	65	3/19	12,179	132	–	p
Five-Year US Treasury Note Future	Long	USD	2,206	1,175	3/19	134,758	2,206	294
Ten-Year US Treasury Note Future	Long	USD	622	265	3/19	32,334	622	104
Two-Year US Treasury Note Future	Long	USD	319	219	3/19	46,496	319	31
Ultra Long Term US Treasury Bond Future	Long	USD	513	69	3/19	11,085	513	41

							$4,054	$467

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
6-Month GBP-LIBOR	1.500%	3/29	11,300	GBP	$262	$(336)	$(74)	$(6)
6-Month GBP-LIBOR	1.750%	3/49	2,200	GBP	(13)	(130)	(143)	(4)
6-Month JPY-LIBOR	0.450%	3/29	1,280,000	JPY	(62)	(244)	(306)	(3)

					$187	$(710)	$(523)	$(13)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
3-Month USD-LIBOR	2.995%	5/28	9,300	USD	$-	$226	$226	$18

					$-	$226	$226	$18

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value(000’s)	Variation Margin(000’s)
Markit CDX Emerging Markets Index	1.000%	6/23	1.918%	10,100	USD	$(325)	$(46)	$(371)	$11
Markit CDX Emerging Markets Index	1.000%	12/23	2.068%	63,400	USD	(2,881)	(91)	(2,972)	59
Markit CDX North America High Yield Index	5.000%	6/23	4.169%	22,800	USD	1,445	(746)	699	15
Markit CDX North America High Yield Index	5.000%	12/23	4.491%	52,800	USD	2,350	(1,284)	1,066	48
Markit CDX North America Investment Grade	1.000%	6/23	0.804%	11,100	USD	178	(88)	90	2
Markit CDX North America Investment Grade	1.000%	12/23	0.876%	75,600	USD	1,157	(736)	421	20

						$1,924	$(2,991)	$(1,067)	$155

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
Ally Financial, Inc.	5.000%	6/22	1.510%	1,300	USD	$176	$(28)	$148	$(2)
Berkshire Hathaway, Inc.	1.000%	12/22	0.648%	800	USD	13	(3)	10	-	p
Casino Guichard Perrachon SA	1.000%	12/19	4.091%	400	EUR	(12)	(2)	(14)	-	p
Casino Guichard Perrachon SA	1.000%	12/20	5.083%	2,000	EUR	(112)	(62)	(174)	-	p
Casino Guichard Perrachon SA	1.000%	6/23	6.102%	500	EUR	(70)	(38)	(108)	-	p
Casino Guichard Perrachon SA	1.000%	12/23	6.213%	600	EUR	(103)	(41)	(144)	-	p
Deutsche Bank AG	1.000%	12/19	1.450%	1,100	EUR	(8)	2	(6)	-	p
Ford Motor Co.	5.000%	6/23	2.369%	4,000	USD	612	(188)	424	3
Ford Motor Co.	5.000%	12/23	2.648%	200	USD	37	(16)	21	-	p
Ford Motor Co.	5.000%	12/23	2.648%	800	USD	116	(33)	83	1
Ford Motor Credit Co.	5.000%	12/23	2.398%	600	USD	78	(11)	67	1
Ford Motor Credit Co.	5.000%	12/22	1.906%	200	USD	30	(8)	22	-	p
Frontier Communications Corp.	5.000%	6/20	19.721%	600	USD	(36)	(67)	(103)	(1)
General Electric Co.	1.000%	12/20	1.653%	500	USD	(13)	7	(6)	-	p
General Electric Co.	1.000%	12/23	2.039%	3,900	USD	(163)	(14)	(177)	4
Marks & Spencer PLC	1.000%	12/23	2.417%	200	EUR	(6)	(9)	(15)	-	p
Marks & Spencer PLC	1.000%	12/22	2.012%	2,900	EUR	(31)	(98)	(129)	(2)
Navient Corp.	5.000%	12/21	4.131%	650	USD	55	(40)	15	(1)
Navient Corp.	5.000%	12/22	5.028%	100	USD	8	(8)	-	p	-	p
Telefonica Emisiones SAU	1.000%	12/23	1.051%	3,200	EUR	(5)	(4)	(9)	-	p
Telefonica Emisiones SAU	1.000%	6/23	0.952%	3,000	EUR	45	(38)	7	-	p
Volkswagen International Finance NV	1.000%	12/23	1.183%	3,700	EUR	-	(38)	(38)	-	p
Volkswagen International Finance NV	1.000%	6/23	1.076%	1,200	EUR	26	(31)	(5)	-	p

$637	$(768)	$(131)	$3

Written Options

Description	Currency	Notional Par (000’s)	Exercise Price	Expiration Date	Number of Contracts	Value (000’s)
Call — Ten-Year US Treasury Note Future	USD	70,000	$121.500	1/19	70,000	$(57)
Call — Ten-Year US Treasury Note Future	USD	62,000	122.000	1/19	62,000	(33)
Put — Ten-Year US Treasury Note Future	USD	132,000	119.500	1/19	132,000	(4)

(Premiums Received $61)						$(94)

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$182	$470	$652	$(19)	$(3)	$(22)	$(94)

Over the Counter Derivatives

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Forward Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000’s)	USD Principal Amount Covered by Contract (000s)	Settlement Month	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Bank of America NA	ARS	79,957	2,085	1/19	$121		$–	$121
Buy	Barclays Bank PLC	ARS	2,938	77	1/19	2		–	2
Buy	HSBC Bank USA NA	ARS	452	11	2/19	–	p	–	–p
Sell	Bank of America NA	AUD	2,670	1,881	1/19	91		–	91
Sell	Bank of America NA	CNH	30,690	4,467	4/19	–		(93)	(93)
Buy	Bank of America NA	EUR	777	891	1/19	8		–	8
Buy	Barclays Bank PLC	EUR	2,258	2,589	1/19	19		–	19
Buy	HSBC Bank USA NA	EUR	706	809	1/19	4		–	4
Buy	JP Morgan Bank NA	EUR	493	565	1/19	–		(1)	(1)
Sell	UBS AG	EUR	116,304	133,344	1/19	–		(689)	(689)
Sell	UBS AG	EUR	600	689	2/19	21		–	21
Sell	HSBC Bank USA NA	EUR	1,284	1,480	3/19	157		–	157
Sell	UBS AG	EUR	99	114	3/19	12		–	12
Sell	HSBC Bank USA NA	EUR	4,700	5,427	4/19	70		–	70
Buy	HSBC Bank USA NA	GBP	1,062	1,354	1/19	1		–	1
Sell	Goldman Sachs International	GBP	40,524	51,672	1/19	149		–	149
Sell	Bank of America NA	JPY	20,400	186	1/19	–		(5)	(5)
Sell	UBS AG	JPY	20,500	187	1/19	–		(6)	(6)
Sell	Goldman Sachs International	KRW	4,926,435	4,427	3/19	–		(43)	(43)
Buy	HSBC Bank USA NA	MXN	79,160	4,015	1/19	–		(93)	(93)
Sell	HSBC Bank USA NA	MXN	77,633	3,937	1/19	–		(76)	(76)
Buy	Goldman Sachs International	RUB	5,481	78	1/19	–		(4)	(4)
Buy	JP Morgan Bank NA	TRY	19,222	3,539	2/19	114		–	114
Sell	BNP Paribas SA	TWD	131,342	4,300	3/19	–		(6)	(6)

						$769		$(1,016)	$(247)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Federative Republic of Brazil	Barclays Bank PLC	1.000%	6/22	1.609%	USD	100	$(4)	$2	$(2)
Federative Republic of Brazil	Goldman Sachs International	1.000%	6/23	1.903%	USD	1,600	(78)	$19	(59)
Federative Republic of Brazil	HSBC Bank USA NA	1.000%	6/23	1.903%	USD	800	(45)	$15	(30)
Park Aerospace Holdings, Ltd.Æ	UBS AG	5.000%	7/20	4.865%	USD	200	6	$4	10
Republic of Indonesia	HSBC Bank USA NA	1.000%	12/24	1.611%	USD	9,500	(67)	$(241)	(308)
Republic of Peru	Barclays Bank PLC	1.000%	3/23	0.802%	USD	1,100	(13)	$22	9
Republic of South Africa	Barclays Bank PLC	1.000%	6/24	2.341%	USD	4,600	(267)	$(30)	(297)
Russian Federation	Goldman Sachs International	1.000%	9/20	1.046%	USD	400	(15)	$15	–	p
Russian Federation	Goldman Sachs International	1.000%	9/20	1.046%	USD	900	(30)	$29	(1)
Russian Federation	Goldman Sachs International	1.000%	6/22	1.295%	USD	2,100	(42)	$22	(20)
Russian Federation	HSBC Bank USA NA	1.000%	6/21	1.152%	USD	4,200	(149)	$134	(15)
Russian Federation	JP Morgan Chase Bank NA	1.000%	9/20	1.046%	USD	1,500	(56)	$55	(1)
Unicredit SpA	JP Morgan Chase Bank NA	1.000%	12/22	3.886%	EUR	900	(47)	$(64)	(111)
United Mexican States	BNP Paribas SA	1.000%	12/23	1.549%	USD	100	(1)	$(2)	(3)

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
United Mexican States	Goldman Sachs International	1.000%	6/23	1.434%	USD	4,500	(31)	$(50)	(81)
United Mexican States	JP Morgan Chase Bank NA	1.000%	12/22	1.289%	USD	500	(14)	$9	(5)
United Mexican States	JP Morgan Chase Bank NA	1.000%	12/23	1.549%	USD	200	(2)	$(3)	(5)

							$(855)	$(64)	(919)

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Payment Received by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
iBoxx USD Liquid High Yield Index	JP Morgan Bank NA	3-Month USD-LIBOR	iBoxx USD Liquid High Yield Index	6/19	33	$(42)	$(42)

						$(42)	$(42)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)

	Forward Contracts	Swaps	Total	Forward Contracts	Options	Swaps	Total
Total Over the Counter	$769	$19	$788	$(1,016)	–	$(980)	$ (1,996)
Derivatives

Restricted Securities

Description	Coupon	Maturity Date	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Sberbank of Russia Via SB Capital SA	4.150%	3/6/19	1/16/18	$501	$497	0.060%
Rise, Ltd., Series 2014-1, Class A	4.750%	2/15/39	2/21/14	411	400	0.050%

+	All par is stated in U.S Dollar unless otherwise noted.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $195,419 representing 22.6% of the net assets.

¥	Foreign Bond — par value is foreign denominated

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2018, the aggregate value of these securities was $155,727 (in thousands), representing 17.9% of net assets.

ß

Cash or securities with an aggregate value of $322,499 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

Þ	PIK—Payment In Kind. PIK rates of Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%, QGOG Constellation SA 9.500%

ℓ	Defaulted Security

d	Restricted security – see accompanying table for additional details

Æ	Security valued using significant unobservable inputs.

p	Amount is less than one thousand.

#	7-Day yield as of 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $996,143 and the net unrealized depreciation of investments based on that cost was $32,671 which is comprised of $13,143 aggregate gross unrealized appreciation and $45,814 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations	$-	$22,473	$-
Municipal Bonds	-	10,460	-
Corporate Bonds	-	465,483	-
Governments	-	164,878	-
Structured Products
Asset Backed Securities	-	43,276	400
All Others	-	67,288	-
Short-Term Investments
Money Market Funds	2,985	-	-
All Others	-	185,943	-
Other Financial Instruments^
Futures	4,054	-	-
Forward Currency Contracts	-	769	-
Interest Rate Swaps	-	226	-
Credit Default Swaps	-	3,082	10
Total Assets:	$7,039	$963,878	$410
Liabilities:
Other Financial Instruments^
Forward Currency Contracts	-	(1,016)	-
Written Options	(94)	-	-
Total Return Swaps	-	(42)	-
Interest Rate Swaps	-	(523)	-
Credit Default Swaps	-	(5,209)	-
Reverse Repurchase Agreements	-	(984)	-
Total Liabilities:	$(94)	$(7,774)	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

For the year ended December 31, 2018, there were transfers from Level 3 to Level 2 in the amount of $1,585 (in thousands). These transfers were the result of an increase in the quantity of observable inputs for securities that were previously not priced by a third party vendor or priced by a third party vendor utilizing a broker quote.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early year gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could hurt economic growth and corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (4.38%), outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned (8.48%) and (11.08%), respectively. Meanwhile, the broader bond market’s return, as represented by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged, while the Bloomberg Barclays® U.S. Corporate High Yield Index declined (2.08%).

PORTFOLIO RESULTS

The Portfolio returned (3.45%) for the twelve months ended December 31, 2018, outstripping the (4.38%) return of the broad stock market, as measured by the S&P 500® Index, but trailing the Bloomberg Barclays® U.S. Aggregate Index return of 0.01%. The Portfolio outperformed the Balanced Portfolio Blended Composite Benchmark return of (3.74%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2018, the Portfolio outperformed its Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return of (4.45%) and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of (5.09%). Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Although the Portfolio outperformed relative to the blended benchmark, many of the Underlying Portfolios underperformed their respective benchmarks. However, the positive contribution of tactical asset allocation decisions outweighed the negative effect of underperformance by the majority of the Underlying Portfolios. Nonetheless, the Growth Stock Portfolio and value-oriented Underlying Portfolios outpaced their underlying benchmarks by relatively wide margins in a difficult environment for active management.

The Portfolio began the year with an overweight allocation to U.S. equities and an underweight allocation to fixed income. As anticipated earnings growth began to be priced in by markets, the Portfolio moved to a neutral position in equities in January. An early-year slide in equity prices made valuations more attractive, and the Portfolio again moved to an overweight allocation to equities later in the first quarter.

Balanced Portfolio (unaudited)

In September, following gains in equity prices, the Portfolio reduced its equity holdings to an underweight position. As equities underperformed in the last quarter of 2018, this positioning also helped the Portfolio outperform its benchmark. At the end of the year, the Portfolio again moved to an overweight allocation to equities to take advantage of lower prices. The Portfolio also took a modest overweight position in emerging market equities as a sharp drop in value made these equities a better value relative to their risk profile.

PORTFOLIO MANAGER OUTLOOK

We are anticipating a generally positive environment for equities in 2019 following the stock market correction in late 2018, as valuations for many equities are more attractive. While economic growth is likely to slow, the fundamental environment for corporate earnings is still positive.

In particular, U.S. equities appear attractive heading into 2019. Growth in 2018 was relatively high for a developed economy, and we expect the U.S. to outperform the E.U. and Japan. While trade tensions remain a risk, there is also a potential opportunity. Trade fears have been a drag on stock prices, and if an accord between the U.S. and China is reached, markets will respond positively in our view. Our outlook for Europe, where growth stalled during 2018, is less positive. The possibility for complications related to Brexit is also a risk to European economic growth. By contrast, emerging market stocks, which were battered in 2018, have fallen to the point where they represent an attractive opportunity.

Market volatility was higher in 2018 than in prior years, and we expect this condition to continue, especially in light of continued quantitative tightening by the Fed. Higher volatility environments represent an opportunity for active management, and we will continue to shift asset allocations with an eye towards market trends and valuations.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Balanced Portfolio	-3.45%	3.97%	7.57%
S&P 500® Index	-4.38%	8.49%	13.11%
Bloomberg Barclays® U.S. Aggregate Index	0.01%	2.52%	3.48%
Balanced Portfolio Blended Composite Benchmark	-3.74%	4.43%	8.66%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Index	-4.45%	2.98%	6.92%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	-5.09%	3.60%	8.07%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates,

Balanced Portfolio (unaudited)

inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	39.7%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	6.3%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	6.1%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	5.0%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.1%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	3.3%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.2%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	3.2%
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio	3.1%

Sector Allocation 12/31/18

Sector	% of Net Assets
Fixed Income	46.0%
Domestic Equity	37.9%
Foreign Equity	10.0%
Short-Term Investments & Other Net Assets	6.1%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Investment Companies (93.9%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (37.9%)
iShares Core S&P Mid-Cap ETF	130,200	21,621
iShares Russell 2000 ETF	157,500	21,089
iShares Russell Mid-Cap ETF	12,400	576
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	43,402,857	67,231
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	42,214,344	64,672
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	25,335,596	65,037
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	45,564,144	125,484
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	60,675,031	66,379
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	48,197,770	63,284
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	72,651,988	64,660
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	33,013,119	88,838
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	59,631,496	85,154
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	8,486,113	19,908
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	14,656,660	29,958

Total		783,891

Fixed Income (46.0%)
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	189,630,611	130,276
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	668,414,393	819,476

Total		949,752

Foreign Equity (10.0%)
iShares MSCI EAFE ETF	23,679	1,392
iShares MSCI Emerging Markets ETF	345,300	13,487
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	10,333,849	9,714
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	24,207,492	38,248
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	29,532,064	41,168

Investment Companies (93.9%)	Shares/ Par+	Value $ (000’s)

Foreign Equity continued
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	116,023,973	102,333

Total		206,342

Total Investment Companies
(Cost: $2,001,932)		1,939,985

Short-Term Investments (6.6%)

Commercial Paper (3.2%)
Apple, Inc. 0.000%, 1/23/19 144A	5,000,000	4,992
The Coca-Cola Co. 0.000%, 2/12/19 144A	4,500,000	4,486
Exxon Mobil Corp. 0.000%, 1/8/19	10,000,000	9,995
Marriott International, Inc. 0.000%, 1/2/19 144A	4,000,000	3,999
Mondelez International, Inc. 0.000%, 1/9/19 144A	5,000,000	4,997
0.000%, 1/30/19 144A	5,000,000	4,988
Royal Bank of Canada 0.000%, 1/25/19 144A	5,000,000	4,991
Societe Generale SA 0.000%, 2/12/19 144A	2,500,000	2,492
United Parcel Service, Inc. 0.000%, 1/3/19 144A	5,000,000	4,999
Walgreens Boots Alliance, Inc. 0.000%, 2/13/19	10,000,000	9,964
Walmart, Inc. 0.000%, 1/2/19 144A	10,000,000	9,999

Total		65,902

Money Market Funds (3.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	63,396,070	63,396

Total		63,396

US Government & Agencies (0.3%)
Federal Home Loan Bank 0.000%, 1/11/19	3,000,000	2,999
0.000%, 4/15/19 b	3,000,000	2,979

Total		5,978

Total Short-Term Investments
(Cost: $135,284)		135,276

Total Investments (100.5%)
(Cost: $2,137,216)@		2,075,261

Other Assets, Less
Liabilities (-0.5%)		(9,908)

Net Assets (100.0%)		2,065,353

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P 500 Futures	Long	USD	17	338	3/19	$42,338	$39	$325
							$39	$325

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or	$–	$325	$325	$–	$–	$–	$–
Centrally Cleared Derivatives

+	All par is stated in U.S Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $45,943 representing 2.2% of the net assets.

#	7-Day yield as of 12/31/2018.

b

Cash or securities with an aggregate value of $2,979 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,139,170 and the net unrealized depreciation of investments based on that cost was $63,871 which is comprised of $32,147 aggregate gross unrealized appreciation and $96,018 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$1,939,985	$-	$-
Short-Term Investments
Money Market Funds	63,396	-	-
All Others	-	71,880	-
Other Financial Instruments^
Futures	39	-	-
Total Assets:	$2,003,420	$71,880	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$250 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets hit record highs until a sharp sell-off in the fourth quarter drove stocks lower for the year. Early year gains were driven by strong economic fundamentals, high consumer spending and stimulus from tax reform. Markets peaked in October, however, as investors became increasingly concerned that the pace of the U.S. Federal Reserve’s (the “Fed”) interest rate hikes could hurt economic growth and corporate earnings.

Markets were further rattled by several developments late in the year, including lower international growth forecasts, an escalation of the trade dispute between the U.S. and China and a partial U.S. government shutdown. Following the confluence of negative news, market sentiment turned negative, and investors began to consider the possibility of a recession in 2019.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of (4.38%), outperforming the S&P SmallCap 600® and the S&P MidCap 400® Indices, which returned (8.48%) and (11.08%), respectively. Meanwhile, the broader bond market’s return, as represented by the Bloomberg Barclays® U.S. Aggregate Index, was relatively unchanged, while the Bloomberg Barclays® U.S. Corporate High Yield Index declined (2.08%).

PORTFOLIO RESULTS

The Portfolio returned (4.88%) for the twelve months ended December 31, 2018, trailing the (4.38%) return of the broad stock market, as measured by the S&P 500® Index, and the Bloomberg Barclays® U.S. Aggregate Index return of 0.01%. The Portfolio outperformed the Asset Allocation Portfolio Blended Composite Benchmark return of (5.24%). (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) When compared to peers in 2018, the Portfolio outperformed its Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return of (5.40%) and its Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of (6.64%). Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Although the Portfolio outperformed relative to the blended benchmark, many of the Underlying Portfolios underperformed their respective benchmarks. However, the positive contribution of tactical asset allocation decisions outweighed the negative effect of underperformance by the majority of the Underlying Portfolios. Nonetheless, the Growth Stock Portfolio and value-oriented Underlying Portfolios outpaced their underlying benchmarks by relatively wide margins in a difficult environment for active management.

The Portfolio began the year with an overweight allocation to U.S. equities and an underweight allocation to fixed income. As anticipated earnings growth began to be priced in by markets, the Portfolio moved to a neutral position in equities in January. An early-year slide in equity prices made valuations more attractive, and the Portfolio again moved to an overweight allocation to equities later in the first quarter.

Asset Allocation Portfolio (unaudited)

In September, following gains in equity prices, the Portfolio reduced its equity holdings to an underweight position. As equities underperformed in the last quarter of 2018, this positioning also helped the Portfolio outperform its benchmark. At the end of the year, the Portfolio again moved to an overweight allocation to equities to take advantage of lower prices. The Portfolio also took a modest overweight position in emerging market equities as a sharp drop in value made these equities a better value relative to their risk profile.

PORTFOLIO MANAGER OUTLOOK

We are anticipating a generally positive environment for equities in 2019 following the stock market correction in late 2018, as valuations for many equities are more attractive. While economic growth is likely to slow, the fundamental environment for corporate earnings is still positive.

In particular, U.S. equities appear attractive heading into 2019. Growth in 2018 was relatively high for a developed economy, and we expect the U.S. to outperform the E.U. and Japan. While trade tensions remain a risk, there is also a potential opportunity. Trade fears have been a drag on stock prices, and if an accord between the U.S. and China is reached, markets will respond positively in our view. Our outlook for Europe, where growth stalled during 2018, is less positive. The possibility for complications related to Brexit is also a risk to European economic growth. By contrast, emerging market stocks, which were battered in 2018, have fallen to the point where they represent an attractive opportunity.

Market volatility was higher in 2018 than in prior years, and we expect this condition to continue, especially in light of continued quantitative tightening by the Fed. Higher volatility environments represent an opportunity for active management, and we will continue to shift asset allocations with an eye towards market trends and valuations.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	-4.88%	4.28%	8.65%
S&P 500® Index	-4.38%	8.49%	13.11%
Bloomberg Barclays® U.S. Aggregate Index	0.01%	2.52%	3.48%
Asset Allocation Portfolio Blended Composite Benchmark	-5.24%	4.91%	10.22%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Index	-5.40%	3.98%	8.70%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	-6.64%	3.88%	9.03%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/08. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both volatile and more speculative. Bonds and other debt obligations are affected by changes in interest rates,

Asset Allocation Portfolio (unaudited)

inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been subject to moderate and steady increases over the course of the last three years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Equity Holdings 12/31/18

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	22.6%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	8.5%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	7.6%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.8%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.2%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.9%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.3%
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio	4.0%
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio	3.9%

Sector Allocation 12/31/18

Sector	% of Net Assets
Domestic Equity	49.0%
Fixed Income	31.1%
Foreign Equity	15.1%
Short-Term Investments & Other Net Assets	4.8%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2018

Investment Companies (95.2%)	Shares/ Par+	Value $ (000’s)

Domestic Equity (49.0%)
iShares Core S&P Mid-Cap ETF	17,825	2,960
iShares Russell 2000 ETF	19,785	2,649
iShares Russell Mid-Cap ETF	14,000	651
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	6,454,320	9,998
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	6,279,726	9,620
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	3,805,538	9,769
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	6,849,802	18,864
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	10,360,808	11,335
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	8,175,364	10,734
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	11,015,580	9,804
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	4,772,961	12,844
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	8,562,805	12,228
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,018,643	4,736
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	3,009,450	6,151

Total		122,343

Fixed Income (31.1%)
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	30,871,906	21,209
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	45,892,340	56,264

Total		77,473

Foreign Equity (15.1%)
iShares MSCI EAFE ETF	24,397	1,434
iShares MSCI Emerging Markets ETF	56,100	2,191
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	2,042,621	1,920
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	4,614,171	7,291
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	5,597,639	7,803
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	19,325,741	17,045

Total		37,684

Total Investment Companies
(Cost: $245,768)		237,500

Short-Term Investments (5.5%)

Commercial Paper (2.8%)
Apple, Inc. 0.000%, 1/23/19 144A	500,000	499
The Coca-Cola Co. 0.000%, 2/12/19 144A	500,000	499
Exxon Mobil Corp. 0.000%, 1/8/19	1,000,000	999

Short-Term Investments (5.5%)	Shares/ Par+	Value $ (000’s)

Commercial Paper continued
Marriott International, Inc. 0.000%, 1/2/19 144A	500,000	500
Mondelez International, Inc. 0.000%, 1/30/19 144A	1,000,000	998
Royal Bank of Canada 0.000%, 1/25/19 144A	500,000	499
Societe Generale SA 0.000%, 1/17/19 144A	500,000	499
United Parcel Service, Inc. 0.000%, 1/3/19 144A	500,000	500
Walgreens Boots Alliance, Inc. 0.000%, 2/13/19	1,000,000	996
Walmart, Inc. 0.000%, 1/2/19 144A	1,000,000	1,000

Total		6,989

Money Market Funds (1.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 2.270%#	4,760,680	4,761

Total		4,761

US Government & Agencies (0.8%)
Federal Home Loan Bank 0.000%, 1/11/19	1,000,000	1,000
0.000%, 4/15/19ß	1,000,000	993

Total		1,993

Total Short-Term Investments
(Cost: $13,743)		13,743

Total Investments (100.7%)
(Cost: $259,511)@		251,243

Other Assets, Less
Liabilities (-0.7%)		(1,732)

Net Assets (100.0%)		249,511

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P 500 Futures	Long	USD	2	49	3/19	$6,138	$(35)	$47
							$(35)	$47

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$ –	$ 47	$ 47	$ –	$ –	$ –	$ –

+	All par is stated in U.S Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018 the value of these securities (in thousands) was $4,994 representing 2.0% of the net assets.

#	7-Day yield as of 12/31/2018.

ß

Cash or securities with an aggregate value of $993 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2018.

@

At December 31, 2018, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $259,803 and the net unrealized depreciation of investments based on that cost was $8,596 which is comprised of $4,978 aggregate gross unrealized appreciation and $13,574 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities at December 31, 2018. See Note 3 for additional information on portfolio valuation.

		Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Investment Companies	$237,500	$-	$-
Short-Term Investments
Money Market Funds	4,761	-	-
All Others	-	8,982	-
Total Assets:	$242,261	$8,982	$-
Liabilities:
Other Financial Instruments^
Futures	(35)	-	-
Total Liabilities:	$(35)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forwards, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg Barclays® Global Aggregate —Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg Barclays Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 3000® Index (50%), the MSCI® All Country World (ex-US) Index (15%), the Bloomberg Barclays® U.S. Aggregate Index (25%), and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (10%).

Balanced Portfolio Blended Composite — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 3000® Index (40%), the MSCI® All Country World (ex-US) Index (10%), the Bloomberg Barclays® U.S. Aggregate Index (45%) and the Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (5%).

Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg Barclays® U.S. Aggregate Index — The Bloomberg Barclays® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index — The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg Barclays® Global Credit Hedged USD Index — The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays® Long-Term U.S. Treasury Index — The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

Benchmark Definitions (unaudited)

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, market-capitalization weighted index that measures the performance of the 2000 smallest of the 3000 largest publicly traded U.S. companies, based on total market capitalization.

Russell 3000® Index — The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Benchmark Definitions (unaudited)

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values. The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$898,936	$848,703	$517,701	$154,151	$3,006,180
Cash	–	–	2	–	18
Receivable for Portfolio Shares Sold	58	283	31	75	1,271
Receivable for Investment Securities Sold	–	–	1,386	–	892
Variation Margin Receivable	–	–	–	–	297
Prepaid Expenses and Other Assets	7	7	5	2	30
Dividends and Interest Receivable	356	847	645	355	3,448

Total Assets	899,357	849,840	519,770	154,583	3,012,136

Liabilities
Payable for Portfolio Shares Redeemed	375	174	58	21	368
Payable for Investment Securities Purchased	–	–	510	–	2,003
Investment Advisory Fees	317	453	193	102	507
Accrued Expenses	39	44	38	25	117

Total Liabilities	731	671	799	148	2,995

Net Assets	$898,626	$849,169	$518,971	$154,435	$3,009,141

Represented By:
Aggregate Paid in Capital (10) (11)	$664,669	$608,616	$500,913	$117,677	$1,438,433
Total Distributable Earnings (Loss)	233,957	240,553	18,058	36,758	1,570,708

Net Assets for Shares Outstanding (10) (11)	$898,626	$849,169	$518,971	$154,435	$3,009,141

Net Asset Value, Offering and Redemption Price per Share .	$2.75	$2.57	$1.31	$1.09	$4.59

(1) Unaffiliated Investments, at Cost	$778,103	$667,924	$535,171	$134,324	$1,573,193
(10) Shares Outstanding	326,248	330,846	395,379	141,167	655,768
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$173,682	$773,659	$702,943	$939,842	$792,140
Foreign Currency, at Value (4)	–	–	92	–	–
Receivable for Portfolio Shares Sold	12	447	227	3,460	539
Receivable for Investment Securities Sold	104	–	–	–	205
Variation Margin Receivable	–	–	–	–	160
Receivable for Foreign Currency	4	–	–	–	–
Prepaid Expenses and Other Assets	2	6	5	8	8
Dividends and Interest Receivable	395	1,610	1,904	738	904

Total Assets	174,199	775,722	705,171	944,048	793,956

Liabilities
Payable for Portfolio Shares Redeemed	159	85	81	197	122
Payable for Investment Securities Purchased	51	2,786	–	–	825
Payable for Foreign Currency	161	–	–	–	–
Collateral from Counterparty	338	–	–	–	–
Investment Advisory Fees	103	346	370	431	161
Accrued Expenses	37	40	46	50	68

Total Liabilities	849	3,257	497	678	1,176

Net Assets	$173,350	$772,465	$704,674	$943,370	$792,780

Represented By:
Aggregate Paid in Capital (10) (11)	$169,361	$559,746	$611,660	$965,044	$632,475
Total Distributable Earnings (Loss)	3,989	212,719	93,014	(21,674)	160,305

Net Assets for Shares Outstanding (10) (11)	$173,350	$772,465	$704,674	$943,370	$792,780

Net Asset Value, Offering and Redemption Price per Share .	$0.89	$1.55	$1.53	$2.69	$1.74

(1) Unaffiliated Investments, at Cost	$185,529	$617,520	$674,424	$1,009,509	$703,007
(4) Foreign Currency, at Cost	–	–	91	–	–
(10) Shares Outstanding	194,839	498,627	459,841	350,548	456,806
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Assets
Unaffiliated Investments, at Value (1)	$469,113	$518,664	$221,950	$527,815	$625,500
Cash	12	–	–	–	–
Foreign Currency, at Value (4)	–	–	–	–	10
Cash Collateral for Derivative Positions	–	–	1,810	–	–
Receivable for Portfolio Shares Sold	3,571	1,959	173	1,959	345
Receivable for Investment Securities Sold	1,304	48	8	–	–
Receivable for Foreign Currency	37	–	–	–	3
Prepaid Expenses and Other Assets	4	5	7	6	5
Dividends and Interest Receivable	1,115	321	260	798	1,681

Total Assets	475,156	520,997	224,208	530,578	627,544

Liabilities
Payable for Portfolio Shares Redeemed	70	83	42	59	170
Payable for Investment Securities Purchased	1,824	–	644	–	863
Accrued Foreign Capital Gains Tax	–	–	–	–	20
Outstanding Swap Contracts, at Value (9)	–	–	1,606	–	–
Payable for Foreign Currency	295	–	–	–	1
Collateral from Counterparty	667	–	–	–	–
Investment Advisory Fees	297	246	47	394	323
Accrued Expenses	60	46	66	53	85

Total Liabilities	3,213	375	2,405	506	1,462

Net Assets	$471,943	$520,622	$221,803	$530,072	$626,082

Represented By:
Aggregate Paid in Capital (10) (11)	$470,803	$429,733	$199,299	$376,544	$587,435
Total Distributable Earnings (Loss)	1,140	90,889	22,504	153,528	38,647

Net Assets for Shares Outstanding (10) (11)	$471,943	$520,622	$221,803	$530,072	$626,082

Net Asset Value, Offering and Redemption Price per Share	$1.43	$2.35	$1.26	$2.04	$1.39

(1) Unaffiliated Investments, at Cost	$519,900	$516,494	$216,237	$464,975	$595,659
(4) Foreign Currency, at Cost	–	–	–	–	10
(9) Premiums Received from Swap Contracts	–	–	–	–	–
(10) Shares Outstanding	330,377	221,928	176,424	259,329	449,041
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$594,169	$1,600,701	$668,796	$264,540	$304,674
Investments in Repurchase Agreements, at Value (3)	–	–	–	177,000	–
Foreign Currency, at Value (4)	3	–	13	–	–
Receivable for Portfolio Shares Sold	357	469	9,951	2,062	432
Receivable for Investment Securities Sold	2,311	205	242	–	–
Variation Margin Receivable	–	–	–	–	47
Receivable for Foreign Currency	9	–	–	–	–
Prepaid Expenses and Other Assets	5	12	5	1	2
Dividends and Interest Receivable	1,941	3,799	1,229	140	1,699

Total Assets	598,795	1,605,186	680,236	443,743	306,854

Liabilities
Payable for Portfolio Shares Redeemed	68	250	133	115	44
Payable for Investment Securities Purchased	2,633	–	3,301	–	–
Accrued Foreign Capital Gains Tax	54	–	830	–	–
Payable to Custodian	–	–	–	–	134
Payable for Foreign Currency	3	3	–	–	–
Investment Advisory Fees	377	726	539	111	86
Accrued Expenses	75	139	83	43	49

Total Liabilities	3,210	1,118	4,886	269	313

Net Assets	$595,585	$1,604,068	$675,350	$443,474	$306,541

Represented By:
Aggregate Paid in Capital (10) (11)	$580,929	$1,588,353	$684,248	$443,474	$305,489
Total Distributable Earnings (Loss)	14,656	15,715	(8,898)	–	1,052

Net Assets for Shares Outstanding (10) (11)	$595,585	$1,604,068	$675,350	$443,474	$306,541

Net Asset Value, Offering and Redemption Price per Share	$0.88	$1.58	$0.94	$1.00	$1.03

(1) Unaffiliated Investments, at Cost	$605,753	$1,706,102	$656,935	$264,540	$306,915
(3) Investments in Repurchase Agreements, at Cost	–	–	–	177,000	–
(4) Foreign Currency, at Cost	3	–	13	–	–
(10) Shares Outstanding	675,564	1,015,360	718,379	443,472	297,260
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$3,137,164	$117,475	$352,646	$750,767	$785,986
Investments in Repurchase Agreements, at Value (3)	–	–	–	–	177,200
Cash	–	–	–	–	626
Foreign Currency, at Value (4)	–	–	–	–	1,212
Cash Collateral for Derivative Positions	–	406	–	–	10,695
Receivable for Portfolio Shares Sold	1,162	19	367	369	862
Receivable for Investment Securities Sold	280,512	3,693	–	–	33,227
Receivable for Financing Transactions	–	95,967	–	–	–
Variation Margin Receivable	–	152	207	–	652
Outstanding Swap Contracts, at Value (8)	–	–	369	–	19
Receivable for Foreign Currency	–	–	73	–	769
Prepaid Expenses and Other Assets	19	2	3	5	4
Dividends and Interest Receivable	16,315	737	1,584	13,056	10,091

Total Assets	3,435,172	218,451	355,249	764,197	1,021,343

Liabilities
Payable for Portfolio Shares Redeemed	589	294	138	200	971
Payable for Investment Securities Purchased	465,745	7,403	–	286	136,063
Payable for Financing Transactions	–	95,975	–	–	–
Accrued Foreign Capital Gains Tax	–	–	–	–	2
Variation Margin Payable	–	71	172	–	22
Outstanding Options Written, at Value (6)	–	10	–	–	94
Payable to Custodian	–	–	6	–	–
Securities Sold Short, at Value (7)	–	3,132	–	–	–
Payable for Reverse Repurchase Agreements	–	–	–	–	984
Outstanding Swap Contracts, at Value (9)	–	–	4,937	–	980
Payable for Foreign Currency	–	–	–	–	1,016
Collateral from Counterparty	–	–	223	–	5,654
Investment Advisory Fees	747	57	150	276	517
Accrued Expenses	98	41	52	69	97

Total Liabilities	467,179	106,983	5,678	831	146,400

Net Assets	$2,967,993	$111,468	$349,571	$763,366	$874,943

Represented By:
Aggregate Paid in Capital (10) (11)	$2,990,503	$119,359	$363,972	$777,372	$884,757
Total Distributable Earnings (Loss)	(22,510)	(7,891)	(14,401)	(14,006)	(9,814)

Net Assets for Shares Outstanding (10) (11)	$2,967,993	$111,468	$349,571	$763,366	$874,943

Net Asset Value, Offering and Redemption Price per Share	$1.23	$1.01	$1.06	$0.69	$1.05

(1) Unaffiliated Investments, at Cost	$3,144,357	$120,949	$366,135	$806,746	$813,237
(3) Investments in Repurchase Agreements, at Cost	–	–	–	–	177,200
(4) Foreign Currency, at Cost	–	–	–	–	1,028
(6) Premiums Received on Options Written	–	7	–	–	61
(7) Proceeds Received from Short Sales	–	3,104	–	–	–
(8) Premiums Paid on Swap Contracts	–	413	–	–	6,597
(9) Premiums Received from Swap Contracts	–	27	–	–	4,703
(10) Shares Outstanding	2,420,551	110,518	328,837	1,110,486	835,932
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2018 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Assets
Unaffiliated Investments, at Value (1)	$193,441	$23,628
Affiliated Investments, at Value (2)	1,881,820	227,615
Receivable for Portfolio Shares Sold	973	45
Receivable for Investment Securities Sold	6,919	1,169
Variation Margin Receivable	325	47
Prepaid Expenses and Other Assets	14	3
Dividends and Interest Receivable	10	2

Total Assets	2,083,502	252,509

Liabilities
Payable for Portfolio Shares Redeemed	1,018	57
Payable for Investment Securities Purchased	17,000	2,900
Investment Advisory Fees	89	11
Accrued Expenses	42	30

Total Liabilities	18,149	2,998

Net Assets	$2,065,353	$249,511

Represented By:
Aggregate Paid in Capital (10) (11)	$1,966,105	$234,942
Total Distributable Earnings (Loss)	99,248	14,569

Net Assets for Shares Outstanding (10) (11)	$2,065,353	$249,511

Net Asset Value, Offering and Redemption Price per Share .	$1.36	$1.10

(1) Unaffiliated Investments, at Cost	$197,026	$24,403
(2) Affiliated Investments, at Cost	1,940,190	235,108
(10) Shares Outstanding	1,518,569	227,741
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Investment Income
Income
Interest (1)	$378	$223	$45	$232	$735
Unaffiliated Dividends (1)	10,617	11,864	9,785	3,195	63,301

Total Income	10,995	12,087	9,830	3,427	64,036

Expenses
Investment Advisory Fees	4,157	6,904	2,500	1,296	6,599
Custodian Fees	10	18	28	9	26
Shareholder Reporting Fees	26	41	21	6	78
Audit Fees	28	26	26	25	45
Valuation Services	1	–	2	–	7
Compliance Fees	8	8	7	7	14
Directors Fees	42	40	38	33	76
Professional Fees	10	10	9	8	13
Trade Name Fees	–	–	–	–	96
Other Expenses	12	11	7	2	37

Total Expenses	4,294	7,058	2,638	1,386	6,991

Less Waived Fees:
Paid by Affiliate	(104)	(1,144)	(32)	–	(260)

Net Expenses	4,190	5,914	2,606	1,386	6,731

Net Investment Income (Loss)	6,805	6,173	7,224	2,041	57,305
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	106,549	54,399	28,558	15,518	84,015
Futures Contracts	–	–	–	–	(88)
Foreign Currency Transactions	–	–	1	–	–

Net Realized Gain (Loss) on Investments	106,549	54,399	28,559	15,518	83,927

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(95,027)	(76,232)	(67,699)	(23,563)	(280,813)
Futures Contracts	–	–	–	–	(1,110)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(95,027)	(76,232)	(67,699)	(23,563)	(281,923)

Net Gain (Loss) on Investments	11,522	(21,833)	(39,140)	(8,045)	(197,996)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,327	$(15,660)	$(31,916)	$(6,004)	$(140,691)

(1) Net of Foreign Tax	$–	$308	$64	$48	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest (1)	$66	$239	$485	$19	$436
Unaffiliated Dividends (1)	5,057	20,117	22,650	7,935	13,594

Total Income	5,123	20,356	23,135	7,954	14,030

Expenses
Investment Advisory Fees	1,351	4,370	5,105	5,736	2,269
Custodian Fees	46	9	18	28	20
Shareholder Reporting Fees	8	37	38	39	47
Audit Fees	25	26	27	31	26
Valuation Services	5	1	1	1	5
Compliance Fees	7	8	8	8	8
Directors Fees	33	39	40	45	40
Professional Fees	8	9	10	11	11
Trade Name Fees	–	–	–	–	94
Other Expenses	2	9	10	13	10

Total Expenses	1,485	4,508	5,257	5,912	2,530

Less Waived Fees:
Paid by Affiliate	(39)	(99)	(288)	(14)	(204)

Net Expenses	1,446	4,409	4,969	5,898	2,326

Net Investment Income (Loss)	3,677	15,947	18,166	2,056	11,704
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	13,647	40,633	48,106	47,139	63,920
Futures Contracts	–	–	–	–	(2,694)
Foreign Currency Transactions	692	–	4	–	–

Net Realized Gain (Loss) on Investments	14,339	40,633	48,110	47,139	61,226

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(32,836)	(77,719)	(137,662)	(119,657)	(171,991)
Futures Contracts	–	–	–	–	(1,097)
Foreign Currency Transactions	35	–	(3)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	(32,801)	(77,719)	(137,665)	(119,657)	(173,088)

Net Gain (Loss) on Investments	(18,462)	(37,086)	(89,555)	(72,518)	(111,862)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,785)	$(21,139)	$(71,389)	$(70,462)	$(100,158)

(1) Net of Foreign Tax	$73	$–	$266	$40	$7

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Investment Income
Income
Interest (1)	$257	$175	$267	$188	$455
Unaffiliated Dividends (1)	11,836	3,997	3,086	8,070	12,698

Total Income	12,093	4,172	3,353	8,258	13,153

Expenses
Investment Advisory Fees	4,568	3,381	590	5,413	4,113
Custodian Fees	62	18	28	21	144
Shareholder Reporting Fees	51	43	24	54	60
Audit Fees	25	26	23	26	27
Valuation Services	1	2	8	2	14
Compliance Fees	7	8	7	8	8
Directors Fees	36	38	33	38	35
Professional Fees	9	9	9	9	16
Trade Name Fees	–	–	25	–	–
Other Expenses	6	7	2	8	8

Total Expenses	4,765	3,532	749	5,579	4,425

Less Waived Fees:
Paid by Affiliate	(708)	–	–	(68)	–

Net Expenses	4,057	3,532	749	5,511	4,425

Net Investment Income (Loss)	8,036	640	2,604	2,747	8,728
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	46,398	88,443	15,714	88,748	21,977
Swap Contracts	–	–	317	–	–
Foreign Currency Transactions	1,228	–	–	–	(122)

Net Realized Gain (Loss) on Investments	47,626	88,443	16,031	88,748	21,855

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(123,438)	(155,661)	(39,348)	(167,486)	(108,608)
Swap Contracts	–	–	(1,616)	–	–
Foreign Currency Transactions	23	–	–	–	(17)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(123,415)	(155,661)	(40,964)	(167,486)	(108,625)

Net Gain (Loss) on Investments	(75,789)	(67,218)	(24,933)	(78,738)	(86,770)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(67,753)	$(66,578)	$(22,329)	$(75,991)	$(78,042)

(1) Net of Foreign Tax	$69	$–	$1	$13	$340

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short–Term Bond Portfolio
Investment Income
Income
Interest (1)	$152	$684	$235	$7,946	$7,580
Unaffiliated Dividends (1)	16,987	52,748	15,338	–	–

Total Income	17,139	53,432	15,573	7,946	7,580

Expenses
Investment Advisory Fees	5,042	12,080	7,357	1,275	994
Custodian Fees	120	239	135	52	35
Shareholder Reporting Fees	48	99	60	21	24
Audit Fees	27	35	26	26	28
Valuation Services	14	14	14	6	38
Compliance Fees	8	10	8	7	7
Directors Fees	34	50	34	37	34
Professional Fees	17	71	16	5	7
Other Expenses	7	22	8	8	3

Total Expenses	5,317	12,620	7,658	1,437	1,170

Less Waived Fees:
Paid by Affiliate	(323)	(2,659)	(794)	–	–

Net Expenses	4,994	9,961	6,864	1,437	1,170

Net Investment Income (Loss)	12,145	43,471	8,709	6,509	6,410
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	24,259	104,398	(10,557)	1	(477)
Futures Contracts	–	–	–	–	(478)
Foreign Currency Transactions	(409)	(405)	(143)	–	–

Net Realized Gain (Loss) on Investments	23,850	103,993	(10,700)	1	(955)

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(127,112)	(437,776)	(97,712)	–	(1,705)
Futures Contracts	–	–	–	–	529
Foreign Currency Transactions	(41)	(117)	(7)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	(127,153)	(437,893)	(97,719)	–	(1,176)

Net Gain (Loss) on Investments	(103,303)	(333,900)	(108,419)	1	(2,131)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(91,158)	$(290,429)	$(99,710)	$6,510	$4,279

(1) Net of Foreign Tax	$416	$1,201	$401	$–	$3

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Select Bond Portfolio	Long – Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi–Sector Bond Portfolio
Investment Income
Income
Interest (1)	$91,194	$3,679	$11,200	$48,938	$38,239

Total Income	91,194	3,679	11,200	48,938	38,239

Expenses
Investment Advisory Fees	8,977	603	1,949	3,360	6,700
Custodian Fees	76	21	24	12	149
Shareholder Reporting Fees	74	8	44	66	50
Audit Fees	38	40	28	40	45
Valuation Services	46	6	23	31	34
Compliance Fees	13	6	7	8	8
Directors Fees	59	32	34	39	38
Professional Fees	13	10	7	9	10
Interest Expense	–	260	–	–	89
Other Expenses	35	1	6	10	10

Total Expenses	9,331	987	2,122	3,575	7,133

Less Waived Fees:
Paid by Affiliate	(198)	(17)	(138)	–	(665)

Net Expenses	9,133	970	1,984	3,575	6,468

Net Investment Income (Loss)	82,061	2,709	9,216	45,363	31,771
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(83,942)	(2,804)	(2,773)	1,585	1,340
Futures Contracts	–	(1,351)	2,332	–	(8,020)
Options Written	–	42	–	–	534
Short Sales	–	14	–	–	–
Swap Contracts	–	(26)	(28)	–	3,453
Foreign Currency Transactions	–	–	139	–	8,167
Reverse Repurchase Agreements	–	–	–	–	98

Net Realized Gain (Loss) on Investments	(83,942)	(4,125)	(330)	1,585	5,572

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(3,374)	(2,846)	(17,093)	(68,201)	(49,704)
Futures Contracts	–	1,514	(731)	–	4,459
Options Written	–	(3)	–	–	(34)
Short Sales	–	(29)	–	–	–
Swap Contracts	–	376	(1,730)	–	(6,197)
Foreign Currency Transactions	–	–	148	–	2,857

Net Change in Unrealized Appreciation (Depreciation) of Investments	(3,374)	(988)	(19,406)	(68,201)	(48,619)

Net Gain (Loss) on Investments	(87,316)	(5,113)	(19,736)	(66,616)	(43,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,255)	$(2,404)	$(10,520)	$(21,253)	$(11,276)

(1) Net of Foreign Tax	$(6)	$–	$–	$–	$12

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Investment Income
Income
Interest (1)	$2,689	$307
Unaffiliated Dividends (1)	10,528	1,613
Affiliated Dividends	38,554	4,437

Total Income	51,771	6,357

Expenses
Investment Advisory Fees	6,721	1,444
Custodian Fees	14	13
Shareholder Reporting Fees	27	8
Audit Fees	27	29
Valuation Services	1	1
Compliance Fees	11	7
Directors Fees	62	34
Professional Fees	12	8
Other Expenses	27	3

Total Expenses	6,902	1,547

Less Waived Fees:
Paid by Affiliate	(5,601)	(1,307)

Net Expenses	1,301	240

Net Investment Income (Loss)	50,470	6,117
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	(10,107)	(1,657)
Affiliated Investment Securities	120,031	18,302
Futures Contracts	1,296	167

Net Realized Gain (Loss) on Investments	111,220	16,812

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(4,895)	(893)
Affiliated Investment Securities	(229,316)	(34,736)
Futures Contracts	101	(35)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(234,110)	(35,664)

Net Gain (Loss) on Investments	(122,890)	(18,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(72,420)	$(12,735)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,805	$7,118	$6,173	$5,780	$7,224	$8,766
Net Realized Gain (Loss) on Investments	106,549	105,442	54,399	25,025	28,559	167,854
Net Change in Unrealized Appreciation (Depreciation) of Investments	(95,027)	84,809	(76,232)	219,761	(67,699)	(52,818)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,327	197,369	(15,660)	250,566	(31,916)	123,802

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(112,201)	(49,538)	(29,687)	(22,448)	(175,999)	(9,903)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(112,201)	(49,538)	(29,687)	(22,448)	(175,999)	(9,903)

Capital Transactions:
Shares Sold	30,152	23,840	41,239	42,642	16,770	15,135
Reinvestment of Distributions Paid	112,201	49,538	29,687	22,448	175,999	9,903
Shares Redeemed	(109,707)	(99,335)	(121,795)	(119,623)	(58,460)	(60,855)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	32,646	(25,957)	(50,869)	(54,533)	134,309	(35,817)

Total Increase (Decrease) in Net Assets	(61,228)	121,874	(96,216)	173,585	(73,606)	78,082
Net Assets Beginning of Period	959,854	837,980	945,385	771,800	592,577	514,495

End of Period	$898,626	$959,854	$849,169	$945,385	$518,971	$592,577

Portfolio Share Transactions:
Shares Sold	9,350	8,407	14,850	17,606	9,305	8,587
Reinvestment of Distributions Paid	34,166	17,724	10,174	9,019	114,285	5,459
Shares Redeemed	(33,587)	(34,493)	(42,895)	(48,788)	(31,045)	(33,701)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	9,929	(8,362)	(17,871)	(22,163)	92,545	(19,655)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,041	$1,299	$57,305	$53,447	$3,677	$4,241
Net Realized Gain (Loss) on Investments	15,518	8,073	83,927	32,498	14,339	13,747
Net Change in Unrealized Appreciation (Depreciation) of Investments	(23,563)	20,698	(281,923)	488,462	(32,801)	2,963

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,004)	30,070	(140,691)	574,407	(14,785)	20,951

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(9,381)	(9,733)	(83,810)	(83,030)	(17,825)	(11,750)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(9,381)	(9,733)	(83,810)	(83,030)	(17,825)	(11,750)

Capital Transactions:
Shares Sold	5,179	7,134	222,060	217,672	9,342	10,861
Reinvestment of Distributions Paid	9,381	9,733	83,810	83,030	17,825	11,750
Shares Redeemed	(20,960)	(25,736)	(294,365)	(248,856)	(21,043)	(27,749)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(6,400)	(8,869)	11,505	51,846	6,124	(5,138)

Total Increase (Decrease) in Net Assets	(21,785)	11,468	(212,996)	543,223	(26,486)	4,063
Net Assets
Beginning of Period	176,220	164,752	3,222,137	2,678,914	199,836	195,773

End of Period	$154,435	$176,220	$3,009,141	$3,222,137	$173,350	$199,836

Portfolio Share Transactions:
Shares Sold	4,273	6,254	44,068	48,043	9,035	10,382
Reinvestment of Distributions Paid	7,740	8,800	15,789	18,370	17,684	11,797
Shares Redeemed	(17,081)	(22,159)	(58,062)	(54,718)	(20,059)	(26,318)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(5,068)	(7,105)	1,795	11,695	6,660	(4,139)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$15,947	$14,479	$18,166	$16,534	$2,056	$1,469
Net Realized Gain (Loss) on Investments	40,633	28,658	48,110	60,819	47,139	199,640
Net Change in Unrealized Appreciation (Depreciation) of Investments	(77,719)	57,061	(137,665)	45,354	(119,657)	(8,354)

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,139)	100,198	(71,389)	122,707	(70,462)	192,755

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(43,137)	(30,913)	(76,785)	(55,773)	(183,778)	(2,583)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(43,137)	(30,913)	(76,785)	(55,773)	(183,778)	(2,583)

Capital Transactions:
Shares Sold	64,890	73,348	28,491	29,597	30,197	24,615
Reinvestment of Distributions Paid	43,137	30,913	76,785	55,773	183,778	2,583
Shares Redeemed	(90,499)	(75,273)	(96,826)	(106,073)	(113,798)	(103,332)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	17,528	28,988	8,450	(20,703)	100,177	(76,134)

Total Increase (Decrease) in Net Assets	(46,748)	98,273	(139,724)	46,231	(154,063)	114,038
Net Assets
Beginning of Period	819,213	720,940	844,398	798,167	1,097,433	983,395

End of Period	$772,465	$819,213	$704,674	$844,398	$943,370	$1,097,433

Portfolio Share Transactions: Shares Sold	38,131	46,374	15,812	16,579	8,943	7,810
Reinvestment of Distributions Paid	24,777	20,205	43,852	32,540	56,426	809
Shares Redeemed	(52,647)	(47,254)	(52,692)	(59,237)	(32,249)	(32,507)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	10,261	19,325	6,972	(10,118)	33,120	(23,888)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$11,704	$10,024	$8,036	$9,617	$640	$(83)
Net Realized Gain (Loss) on Investments	61,226	58,294	47,626	49,049	88,443	51,269
Net Change in Unrealized Appreciation (Depreciation) of Investments	(173,088)	55,201	(123,415)	1,707	(155,661)	63,084

Net Increase (Decrease) in Net Assets Resulting from Operations	(100,158)	123,519	(67,753)	60,373	(66,578)	114,270

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(68,601)	(56,729)	(58,046)	(27,012)	(51,016)	(7,082)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(68,601)	(56,729)	(58,046)	(27,012)	(51,016)	(7,082)

Capital Transactions:
Shares Sold	73,566	72,075	44,293	42,853	36,654	25,314
Reinvestment of Distributions Paid	68,601	56,729	58,046	27,012	51,016	7,082
Shares Redeemed	(77,187)	(72,192)	(69,221)	(56,819)	(77,355)	(56,735)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	64,980	56,612	33,118	13,046	10,315	(24,339)

Total Increase (Decrease) in Net Assets	(103,779)	123,402	(92,681)	46,407	(107,279)	82,849
Net Assets
Beginning of Period	896,559	773,157	564,624	518,217	627,901	545,052

End of Period	$792,780	$896,559	$471,943	$564,624	$520,622	$627,901

Portfolio Share Transactions:
Shares Sold	35,452	35,541	25,854	24,158	12,664	9,657
Reinvestment of Distributions Paid	32,792	29,779	34,613	15,974	16,926	2,722
Shares Redeemed	(36,515)	(35,640)	(38,167)	(32,153)	(26,019)	(21,694)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	31,729	29,680	22,300	7,979	3,571	(9,315)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,604	$2,021	$2,747	$3,578	$8,728	$8,245
Net Realized Gain (Loss) on Investments	16,031	11,348	88,748	46,804	21,855	(478)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(40,964)	11,407	(167,486)	20,016	(108,625)	151,395

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,329)	24,776	(75,991)	70,398	(78,042)	159,162

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(13,363)	(10,727)	(49,860)	(38,504)	(9,563)	(8,203)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(13,363)	(10,727)	(49,860)	(38,504)	(9,563)	(8,203)

Capital Transactions:
Shares Sold	45,237	42,637	23,128	35,588	78,000	72,456
Reinvestment of Distributions Paid	13,363	10,727	49,860	38,504	9,563	8,203
Shares Redeemed	(23,453)	(18,948)	(90,299)	(80,582)	(71,457)	(57,159)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	35,147	34,416	(17,311)	(6,490)	16,106	23,500

Total Increase (Decrease) in Net Assets	(545)	48,465	(143,162)	25,404	(71,499)	174,459
Net Assets
Beginning of Period	222,348	173,883	673,234	647,830	697,581	523,122

End of Period	$221,803	$222,348	$530,072	$673,234	$626,082	$697,581

Portfolio Share Transactions:
Shares Sold	29,990	30,997	9,601	14,351	50,417	49,958
Reinvestment of Distributions Paid	8,523	8,329	19,817	16,858	5,984	5,520
Shares Redeemed	(15,458)	(13,768)	(35,622)	(33,318)	(45,088)	(39,225)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	23,055	25,558	(6,204)	(2,109)	11,313	16,253

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$12,145	$10,144	$43,471	$43,342	$8,709	$10,101
Net Realized Gain (Loss) on Investments	23,850	12,238	103,993	44,972	(10,700)	29,701
Net Change in Unrealized Appreciation (Depreciation) of Investments	(127,153)	120,014	(437,893)	269,911	(97,719)	109,969

Net Increase (Decrease) in Net Assets Resulting from Operations	(91,158)	142,396	(290,429)	358,225	(99,710)	149,771

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(10,485)	(9,827)	(45,975)	(42,550)	(9,240)	(5,748)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,485)	(9,827)	(45,975)	(42,550)	(9,240)	(5,748)

Capital Transactions:
Shares Sold	95,574	72,547	134,477	108,920	134,734	101,162
Reinvestment of Distributions Paid	10,485	9,827	45,975	42,550	9,240	5,748
Shares Redeemed	(66,836)	(56,587)	(167,653)	(167,739)	(77,955)	(54,452)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	39,223	25,787	12,799	(16,269)	66,019	52,458

Total Increase (Decrease) in Net Assets	(62,420)	158,356	(323,605)	299,406	(42,931)	196,481
Net Assets
Beginning of Period	658,005	499,649	1,927,673	1,628,267	718,281	521,800

End of Period	$595,585	$658,005	$1,604,068	$1,927,673	$675,350	$718,281

Portfolio Share Transactions:
Shares Sold	96,319	76,894	73,779	60,655	133,512	99,983
Reinvestment of Distributions Paid	10,210	10,173	24,892	23,547	9,468	5,490
Shares Redeemed	(64,843)	(59,961)	(89,966)	(93,626)	(74,780)	(53,874)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	41,686	27,106	8,705	(9,424)	68,200	51,599

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$6,509	$2,770	$6,410	$4,510	$82,061	$62,247
Net Realized Gain (Loss) on Investments	1	5	(955)	(256)	(83,942)	9,220
Net Change in Unrealized Appreciation (Depreciation) of Investments	–	–	(1,176)	(669)	(3,374)	31,121

Net Increase (Decrease) in Net Assets Resulting from Operations	6,510	2,775	4,279	3,585	(5,255)	102,588

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(6,510)	(2,775)	(4,636)	(3,730)	(67,891)	(98,769)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,510)	(2,775)	(4,636)	(3,730)	(67,891)	(98,769)

Capital Transactions:
Shares Sold	197,800	198,452	44,754	52,650	363,798	261,713
Reinvestment of Distributions Paid	6,510	2,774	4,636	3,730	67,891	98,769
Shares Redeemed	(200,274)	(263,423)	(36,006)	(32,554)	(334,484)	(259,412)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	4,036	(62,197)	13,384	23,826	97,205	101,070

Total Increase (Decrease) in Net Assets	4,036	(62,197)	13,027	23,681	24,059	104,889
Net Assets
Beginning of Period	439,438	501,635	293,514	269,833	2,943,934	2,839,045

End of Period	$443,474	$439,438	$306,541	$293,514	$2,967,993	$2,943,934

Portfolio Share Transactions:
Shares Sold	197,800	198,452	43,395	50,772	295,214	206,659
Reinvestment of Distributions Paid	6,510	2,774	4,531	3,610	56,202	78,952
Shares Redeemed	(200,274)	(263,423)	(34,921)	(31,382)	(272,611)	(204,707)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	4,036	(62,197)	13,005	23,000	78,805	80,904

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,709	$3,003	$9,216	$7,264	$45,363	$43,254
Net Realized Gain (Loss) on Investments	(4,125)	793	(330)	(2,060)	1,585	5,357
Net Change in Unrealized Appreciation (Depreciation) of Investments	(988)	5,288	(19,406)	7,580	(68,201)	3,538

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,404)	9,084	(10,520)	12,784	(21,253)	52,149

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(4,793)	(6,573)	(7,200)	(3,414)	(43,280)	(43,155)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,793)	(6,573)	(7,200)	(3,414)	(43,280)	(43,155)

Capital Transactions:
Shares Sold	13,282	16,641	47,277	90,861	50,266	61,646
Reinvestment of Distributions Paid	4,793	6,573	7,200	3,414	43,280	43,155
Shares Redeemed	(15,123)	(20,403)	(88,897)	(28,861)	(77,525)	(58,863)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	2,952	2,811	(34,420)	65,414	16,021	45,938

Total Increase (Decrease) in Net Assets	(4,245)	5,322	(52,140)	74,784	(48,512)	54,931
Net Assets
Beginning of Period	115,713	110,391	401,711	326,927	811,878	756,947

End of Period	$111,468	$115,713	$349,571	$401,711	$763,366	$811,878

Portfolio Share Transactions:
Shares Sold	13,114	15,440	43,247	82,521	68,137	81,679
Reinvestment of Distributions Paid	4,941	6,189	6,666	3,121	60,112	58,635
Shares Redeemed	(14,873)	(18,859)	(81,415)	(26,253)	(105,671)	(77,840)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	3,182	2,770	(31,502)	59,389	22,578	62,474

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change in Net Assets
Operations
Net Investment Income (Loss)	$31,771	$31,339	$50,470	$39,456	$6,117	$4,435
Net Realized Gain (Loss) on Investments	5,572	(2,606)	111,220	63,304	16,812	8,344
Net Change in Unrealized Appreciation (Depreciation) of Investments	(48,619)	31,875	(234,110)	152,879	(35,664)	23,925

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,276)	60,608	(72,420)	255,639	(12,735)	36,704

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(26,878)	(30,040)	(101,798)	(132,511)	(12,682)	(16,954)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(26,878)	(30,040)	(101,798)	(132,511)	(12,682)	(16,954)

Capital Transactions:
Shares Sold	134,871	153,044	93,813	110,602	18,451	17,526
Reinvestment of Distributions Paid	26,878	30,040	101,798	132,511	12,682	16,954
Shares Redeemed	(89,633)	(62,520)	(263,510)	(261,605)	(33,418)	(27,416)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	72,116	120,564	(67,899)	(18,492)	(2,285)	7,064

Total Increase (Decrease) in Net Assets	33,962	151,132	(242,117)	104,636	(27,702)	26,814
Net Assets
Beginning of Period	840,981	689,849	2,307,470	2,202,834	277,213	250,399

End of Period	$874,943	$840,981	$2,065,353	$2,307,470	$249,511	$277,213

Portfolio Share Transactions:
Shares Sold	125,393	140,652	63,864	76,125	15,238	14,931
Reinvestment of Distributions Paid	25,477	27,866	69,868	93,913	10,498	14,858
Shares Redeemed	(83,748)	(57,521)	(179,627)	(180,257)	(27,594)	(23,360)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	67,122	110,997	(45,895)	(10,219)	(1,858)	6,429

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the year ended December 31, 2018 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,404)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(160,185)
Proceeds from Disposition of Investment Securities	162,087
Proceeds from Disposition (Purchase) of Short-Term Investments, net	(938)
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	393
Proceeds from Securities Sold Short	32,405
Cash Paid for Terminated Options Written	(18)
Premiums Received for Options Written	67
Amortization (Accretion) of Premium/Discount, net	(173)
(Increase) Decrease in:
Receivable for Investment Securities Sold	2,103
Prepaid Expenses and Other Assets	(1)
Dividends and Interest Receivable	302
Increase (Decrease) in:
Collateral from Counterparty	(418)
Payable for Investment Advisory Fees	11
Accrued Expenses	(3)
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	2,846
Futures Contracts	(1,514)
Options Written	3
Short Sales	29
Swap Contracts	(376)
Net Realized (Gain) Loss from:
Investment Securities	2,804
Futures Contracts	1,351
Options Written	(42)
Paydowns	(2)
Short Sales	(14)
Swap Contracts	26

Total Adjustments	40,743

Net Cash (Used in) Provided by Operating Activities	38,339

Cash Flows from Financing Activities
Cash Received from Financing Transactions	833,146
Cash (Used for) Financing Transactions	(870,696)
Proceeds from Capital Shares Sold	13,280
Payment on Capital Shares Redeemed	(14,935)

Net Cash (Used in) Provided by Financing Activities	(39,205)

Net Increase (Decrease) in Cash and Cash Equivalents	(866)
Cash and Restricted Cash, Beginning of Period	1,272

Cash and Restricted Cash, End of Period	$406

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $4,793.

Interest paid was $256 for the period ended December 31, 2018.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Growth Stock Portfolio
2018	$3.03	$0.02		$0.08	$0.10	$(0.02)		$(0.36)
2017	2.58	0.02		0.59	0.61	(0.03)		(0.13)
2016	2.81	0.03		0.04	0.07	(0.02)		(0.28)
2015	2.87	0.02		0.15	0.17	(0.02)		(0.21)
2014	2.94	0.02		0.22	0.24	(0.02)		(0.29)
Focused Appreciation Portfolio
2018	$2.71	$0.02		$(0.07)	$(0.05)	$(0.01)		$(0.08)
2017	2.08	0.02		0.68	0.70	(0.02)		(0.05)
2016	2.68	0.02		0.17	0.19	(0.01)		(0.78)
2015	2.63	0.01		0.34	0.35	–		(0.30)
2014	2.69	0.00	(e)	0.22	0.22	(0.00	)(e)	(0.28)
Large Cap Core Stock Portfolio
2018	$1.96	$0.02		$(0.05)	$(0.03)	$(0.03)		$(0.59)
2017	1.60	0.03		0.36	0.39	(0.03)		–
2016	1.54	0.03		0.09	0.12	(0.03)		(0.03)
2015	1.65	0.03		(0.08)	(0.05)	(0.04)		(0.02)
2014	1.70	0.04		0.10	0.14	(0.03)		(0.16)
Large Cap Blend Portfolio
2018	$1.21	$0.01		$(0.06)	$(0.05)	$(0.01)		$(0.06)
2017	1.07	0.01		0.20	0.21	(0.01)		(0.06)
2016	1.03	0.01		0.12	0.13	(0.01)		(0.08)
2015	1.12	0.01		(0.03)	(0.02)	(0.01)		(0.06)
2014	1.04	0.01		0.11	0.12	(0.00	)(e)	(0.04)
Index 500 Stock Portfolio
2018	$4.93	$0.09		$(0.30)	$(0.21)	$(0.08)		$(0.05)
2017	4.17	0.08		0.81	0.89	(0.08)		(0.05)
2016	3.88	0.08		0.37	0.45	(0.07)		(0.09)
2015	3.98	0.07		(0.03)	0.04	(0.07)		(0.07)
2014	3.61	0.07		0.41	0.48	(0.06)		(0.05)
Large Company Value Portfolio
2018	$1.06	$0.02		$(0.09)	$(0.07)	$(0.02)		$(0.08)
2017	1.02	0.02		0.08	0.10	(0.02)		(0.04)
2016	0.99	0.02		0.12	0.14	(0.02)		(0.09)
2015	1.15	0.02		(0.06)	(0.04)	(0.02)		(0.10)
2014	1.07	0.02		0.12	0.14	—		(0.06)
Domestic Equity Portfolio
2018	$1.68	$0.03		$(0.07)	$(0.04)	$(0.03)		$(0.06)
2017	1.54	0.03		0.18	0.21	(0.03)		(0.04)
2016	1.41	0.03		0.19	0.22	(0.03)		(0.06)
2015	1.44	0.03		(0.03)	0.00 (e)	(0.03)		–
2014	1.29	0.03		0.14	0.17	(0.02)		–

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.38)	$2.75	1.26%	$898,626	0.43%	0.42%	0.68%	47.87%
(0.16)	3.03	24.27	959,854	0.43	0.42	0.78	57.70
(0.30)	2.58	2.47	837,980	0.43	0.43	0.97	65.66
(0.23)	2.81	6.01	860,348	0.43	0.42	0.82	50.12
(0.31)	2.87	9.02	885,880	0.43	0.41	0.76	42.36

$(0.09)	$2.57	(2.34)%	$849,169	0.75%	0.63%	0.65%	7.12%
(0.07)	2.71	33.62	945,385	0.75	0.63	0.66	3.50
(0.79)	2.08	5.87	771,800	0.76	0.63	0.83	9.38
(0.30)	2.68	13.64	778,837	0.76	0.63	0.27	131.33
(0.28)	2.63	9.43	722,379	0.77	0.64	(0.02)	54.58

$(0.62)	$1.31	(6.04)%	$518,971	0.45%	0.44%	1.23%	64.61%
(0.03)	1.96	24.87	592,577	0.45	0.44	1.56	100.72
(0.06)	1.60	7.57	514,495	0.45	0.45	1.96	6.83
(0.06)	1.54	(3.06)	509,411	0.45	0.44	2.04	13.36
(0.19)	1.65	8.56	555,639	0.45	0.44	2.08	5.92

$(0.07)	$1.09	(4.00)%	$154,435	0.82%	0.82%	1.20%	25.22%
(0.07)	1.21	19.02	176,221	0.81	0.81	0.75	16.09
(0.09)	1.07	13.99	164,752	0.82	0.81	0.97	21.12
(0.07)	1.03	(2.42)	153,841	0.81	0.81	0.99	16.11
(0.04)	1.12	12.58	166,948	0.82	0.82	0.91	27.31

$(0.13)	$4.59	(4.58)%	$3,009,141	0.21%	0.20%	1.74%	4.16%
(0.13)	4.93	21.52	3,222,137	0.21	0.21	1.82	2.92
(0.16)	4.17	11.73	2,678,914	0.21	0.21	1.97	3.28
(0.14)	3.88	1.17	2,386,253	0.21	0.21	1.87	4.17
(0.11)	3.98	13.46	2,370,298	0.22	0.22	1.84	2.65

$(0.10)	$0.89	(7.92)%	$173,350	0.76%	0.74%	1.89%	60.83%
(0.06)	1.06	11.10	199,836	0.75	0.73	2.15	53.45
(0.11)	1.02	15.36	195,773	0.75	0.72	2.07	79.86
(0.12)	0.99	(3.85)	174,429	0.74	0.71	1.49	52.53
(0.06)	1.15	13.03	190,954	0.75	0.72	1.55	55.92

$(0.09)	$1.55	(2.81)%	$772,465	0.54%	0.53%	1.92%	14.33%
(0.07)	1.68	–	819,213	0.55	0.54	1.91	12.37
(0.09)	1.54	14.98	720,940	0.55	0.55	2.00	12.24
(0.03)	1.41	(0.09)	610,458	0.56	0.55	2.06	14.15
(0.02)	1.44	13.87	620,021	0.56	0.56	1.92	7.97

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Equity Income Portfolio
2018	$1.86	$0.04		$(0.19)	$(0.15)	$(0.04)		$(0.14)
2017	1.72	0.04		0.23	0.27	(0.04)		(0.09)
2016	1.56	0.04		0.24	0.28	(0.03)		(0.09)
2015	1.77	0.03		(0.14)	(0.11)	(0.03)		(0.07)
2014	1.72	0.03		0.10	0.13	(0.02)		(0.06)
Mid Cap Growth Stock Portfolio
2018	$3.46	$0.01		$(0.17)	$(0.16)	$(0.00	)(e)	$(0.61)
2017	2.88	0.00	(e)	0.59	0.59	(0.01)		—
2016	3.11	0.01		0.02	0.03	(0.01)		(0.25)
2015	3.40	0.01		0.02	0.03	(0.00	)(e)	(0.32)
2014	3.92	0.01		0.27	0.28	(0.01)		(0.79)
Index 400 Stock Portfolio
2018	$2.11	$0.03		$(0.24)	$(0.21)	$(0.02)		$(0.14)
2017	1.96	0.02		0.27	0.29	(0.02)		(0.12)
2016	1.77	0.02		0.33	0.35	(0.02)		(0.14)
2015	1.96	0.02		(0.07)	(0.05)	(0.02)		(0.12)
2014	1.90	0.02		0.15	0.17	(0.02)		(0.09)
Mid Cap Value Portfolio
2018	$1.83	$0.03		$(0.23)	$(0.20)	$(0.03)		$(0.17)
2017	1.73	0.03		0.16	0.19	(0.03)		(0.06)
2016	1.54	0.03		0.32	0.35	(0.03)		(0.13)
2015	1.77	0.02		(0.04)	(0.02)	(0.03)		(0.18)
2014	1.67	0.03		0.24	0.27	(0.02)		(0.15)
Small Cap Growth Stock Portfolio
2018	$2.88	$0.00	(e)	$(0.28)	$(0.28)	$–		$(0.25)
2017	2.39	0.00	(e)	0.52	0.52	(0.00	)(e)	(0.03)
2016	2.37	0.00	(e)	0.28	0.28	(0.01)		(0.25)
2015	2.50	0.01		(0.01)	–	(0.00	)(e)	(0.13)
2014	2.60	0.00	(e)	0.20	0.20	–		(0.30)
Index 600 Stock Portfolio
2018	$1.45	$0.02		$(0.13)	$(0.11)	$(0.02)		$(0.06)
2017	1.36	0.01		0.16	0.17	(0.03)		(0.05)
2016	1.13	0.01		0.29	0.30	(0.01)		(0.06)
2015	1.16	0.01		(0.04)	(0.03)	–		(0.00	)(e)
2014	1.33	0.01		0.06	0.07	(0.02)		(0.22)
Small Cap Value Portfolio
2018	$2.54	$0.01		$(0.31)	$(0.30)	$(0.01)		$(0.19)
2017	2.42	0.02		0.25	0.27	(0.02)		(0.13)
2016	2.10	0.02		0.61	0.63	(0.02)		(0.29)
2015	2.38	0.02		(0.14)	(0.12)	(0.02)		(0.14)
2014	2.45	0.02		(0.02)	0.00 (e)	(0.01)		(0.06)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.18)		$1.53	(9.35)%	$704,674	0.65%	0.61%	2.25%	16.57%
(0.13)		1.86	16.24	844,398	0.65	0.62	2.04	21.27
(0.12)		1.72	19.17	798,167	0.66	0.64	2.42	23.09
(0.10)		1.56	(6.74)	732,781	0.65	0.65	2.08	37.97
(0.08)		1.77	7.43	781,735	0.66	0.66	1.94	13.56

$(0.61)		$2.69	(7.38)%	$943,370	0.54%	0.54%	0.19%	32.73%
(0.01)		3.46	20.29	1,097,433	0.54	0.54	0.14	148.03
(0.26)		2.88	0.83	983,395	0.54	0.54	0.29	57.23
(0.32)		3.11	0.71	1,025,151	0.53	0.52	0.17	68.54
(0.80)		3.40	8.49	1,098,155	0.54	0.51	0.25	82.51

$(0.16)		$1.74	(11.33)%	$792,780	0.28%	0.26%	1.29%	18.23%
(0.14)		2.11	15.96	896,559	0.28	0.26	1.22	18.08
(0.16)		1.96	20.38	773,157	0.28	0.27	1.31	19.44
(0.14)		1.77	(2.38)	634,401	0.28	0.27	1.23	18.70
(0.11)		1.96	9.42	652,404	0.28	0.27	1.25	12.20

$(0.20)		$1.43	(12.85)%	$471,943	0.89%	0.76%	1.50%	61.68%
(0.09)		1.83	11.81	564,624	0.88	0.76	1.79	46.45
(0.16)		1.73	23.23	518,217	0.89	0.77	1.71	53.81
(0.21)		1.54	(1.33)	410,233	0.89	0.77	1.38	71.46
(0.17)		1.77	16.69	427,853	0.90	0.78	1.56	66.16

$(0.25)		$2.35	(11.71)%	$520,622	0.56%	0.56%	0.10%	52.15%
(0.03)		2.88	21.61	627,901	0.56	0.56	(0.01)	43.11
(0.26)		2.39	12.25	545,052	0.58	0.58	0.19	44.26
(0.13)		2.37	0.32	494,932	0.57	0.56	0.22	48.21
(0.30)		2.50	8.66	529,548	0.57	0.57	0.12	27.07

$(0.08)		$1.26	(8.78)%	$221,803	0.31%	0.31%	1.06%	37.83%
(0.08)		1.45	12.93	222,348	0.33	0.33	1.04	36.46
(0.07)		1.36	26.12	173,883	0.36	0.35	1.00	52.14
(0.00	)(e)	1.13	(2.35)	113,993	0.36	0.34	0.95	46.59
(0.24)		1.16	5.34	101,286	0.39	0.35	0.93	49.73

$(0.20)		$2.04	(12.73)%	$530,072	0.88%	0.87%	0.43%	22.36%
(0.15)		2.54	11.65	673,234	0.88	0.86	0.56	14.51
(0.31)		2.42	32.39	647,830	0.89	0.88	0.93	24.02
(0.16)		2.10	(5.45)	514,970	0.88	0.88	1.00	35.53
(0.07)		2.38	0.22	583,367	0.88	0.88	0.81	16.29

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
International Growth Portfolio
2018	$1.59	$0.02		$(0.20)	$(0.18)	$(0.02)		$–
2017	1.24	0.02		0.35	0.37	(0.02)		–
2016	1.30	0.02		(0.07)	(0.05)	(0.01)		–
2015	1.34	0.02		(0.04)	(0.02)	(0.02)		–
2014	1.43	0.02		(0.09)	(0.07)	(0.02)		–
Research International Core Portfolio
2018	$1.04	$0.02		$(0.16)	$(0.14)	$(0.02)		$–
2017	0.82	0.02		0.22	0.24	(0.02)		–
2016	0.85	0.02		(0.03)	(0.01)	(0.01)		(0.01)
2015	0.90	0.02		(0.03)	(0.01)	(0.02)		(0.02)
2014	0.99	0.02		(0.09)	(0.07)	(0.01)		(0.01)
International Equity Portfolio
2018	$1.91	$0.04		$(0.32)	$(0.28)	$(0.05)		$–
2017	1.60	0.04		0.31	0.35	(0.04)		–
2016	1.61	0.04		0.00 (e)	0.04	(0.03)		(0.02)
2015	1.77	0.04		(0.08)	(0.04)	(0.05)		(0.07)
2014	2.13	0.06		(0.24)	(0.18)	(0.04)		(0.14)
Emerging Markets Equity Portfolio
2018	$1.10	$0.01		$(0.16)	$(0.15)	$(0.01)		$–
2017	0.87	0.02		0.22	0.24	(0.01)		–
2016	0.80	0.01		0.07	0.08	(0.01)		–
2015	0.93	0.01		(0.13)	(0.12)	(0.01)		–
2014	0.99	0.01		(0.06)	(0.05)	(0.01)		(0.00	)(e)
Government Money Market Portfolio
2018	$1.00	$0.02		$–	$0.02	$(0.02)		$(0.00	)(e)
2017	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)
2016	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
2015	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
2014	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	–
Short-Term Bond Portfolio
2018	$1.03	$0.02		$–	$0.02	$(0.02)		$–
2017	1.03	0.02		(0.01)	0.01	(0.01)		–
2016	1.03	0.01		–	0.01	(0.01)		–
2015	1.03	0.01		0.00 (e)	0.01	(0.01)		–
2014	1.03	0.01		–	0.01	(0.01)		–
Select Bond Portfolio
2018	$1.26	$0.03		$(0.03)	$0.00 (e)	$(0.03)		$–
2017	1.26	0.03		0.02	0.05	(0.03)		(0.02)
2016	1.25	0.02		0.03	0.05	(0.03)		(0.01)
2015	1.27	0.02		(0.01)	0.01	(0.02)		(0.01)
2014	1.23	0.02		0.05	0.07	(0.03)		–

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.
(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.02)		$1.39	(11.28)%	$626,082	0.65%	0.65%	1.28%	33.34%
(0.02)		1.59	30.03	697,581	0.67	0.67	1.32	19.52
(0.01)		1.24	(3.41)	523,122	0.71	0.71	1.67	25.57
(0.02)		1.30	(1.73)	485,313	0.74	0.74	1.12	134.92
(0.02)		1.34	(4.52)	436,931	0.74	0.74	1.75	64.20

$(0.02)		$0.88	(13.66)%	$595,585	0.82%	0.77%	1.88%	24.38%
(0.02)		1.04	28.21	658,005	0.86	0.81	1.74	27.88
(0.02)		0.82	(1.12)	499,649	0.92	0.88	1.99	40.80
(0.04)		0.85	(1.11)	498,395	0.91	0.91	1.78	32.43
(0.02)		0.90	(6.71)	457,008	0.94	0.94	2.45	25.24

$(0.05)		$1.58	(15.41)%	$1,604,068	0.68%	0.54%	2.36%	31.04%
(0.04)		1.91	22.30	1,927,673	0.70	0.57	2.40	20.68
(0.05)		1.60	2.89	1,628,267	0.71	0.62	2.65	16.25
(0.12)		1.61	(2.21)	1,605,948	0.73	0.64	2.05	18.80
(0.18)		1.77	(8.80)	1,635,378	0.72	0.66	2.91	17.84

$(0.01)		$0.94	(13.75)%	$675,350	1.11%	1.00%	1.27%	16.67%
(0.01)		1.10	27.84	718,281	1.18	1.06	1.61	98.21
(0.01)		0.87	9.06	521,800	1.25	1.16	1.24	47.33
(0.01)		0.80	(12.24)	444,297	1.32	1.32	0.91	45.83
(0.01)		0.93	(6.25)	416,997	1.35	1.35	1.02	45.75

$(0.02)		$1.00	1.54%	$443,474	0.34%	0.34%	1.53%	–%
(0.01)		1.00	0.60	439,438	0.33	0.33	0.59	–
(0.00	)(e)	1.00	0.13	501,635	0.32	0.32	0.11	–
(0.00	)(e)	1.00	0.01	445,287	0.33	0.26	0.01	–
(0.00	)(e)	1.00	0.07	438,752	0.33	0.07	0.07	–

$(0.02)		$1.03	1.36%	$306,541	0.39%	0.39%	2.14%	41.45	%(g)
(0.01)		1.03	1.33	293,514	0.42	0.41	1.60	45.77
(0.01)		1.03	1.67	269,833	0.43	0.43	1.33	36.61
(0.01)		1.03	0.72	244,204	0.43	0.42	1.17	35.76
(0.01)		1.03	0.38	234,487	0.41	0.41	0.76	196.15

$(0.03)		$1.23	(0.21)%	$2,967,993	0.31%	0.31%	2.74%	293.74	%(g)
(0.05)		1.26	3.58	2,943,934	0.32	0.31	2.15	390.26	(g)
(0.04)		1.26	3.06	2,839,045	0.32	0.31	1.91	524.79	(g)
(0.03)		1.25	0.53	2,856,958	0.31	0.31	1.76	476.41	(g)
(0.03)		1.27	5.56	2,841,156	0.32	0.32	1.97	308.80	(g)

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Long-Term U.S. Government Bond Portfolio(s)
2018	$1.08	$0.03	$(0.06)	$(0.03)	$(0.02)	$(0.02)
2017	1.06	0.03	0.05	0.08	(0.02)	(0.04)
2016	1.08	0.03	(0.01)	0.02	(0.02)	(0.02)
2015	1.12	0.03	(0.05)	(0.02)	(0.02)	–
2014	0.92	0.03	0.19	0.22	(0.02)	–
Inflation Protection Portfolio
2018	$1.11	$0.03	$(0.06)	$(0.03)	$(0.02)	$–
2017	1.09	0.02	0.01	0.03	(0.01)	(0.00	)(e)
2016	1.05	0.02	0.03	0.05	(0.01)	–
2015	1.10	0.01	(0.03)	(0.02)	(0.03)	–
2014	1.08	0.01	0.03	0.04	(0.01)	(0.01)
High Yield Bond Portfolio
2018	$0.75	$0.04	$(0.06)	$(0.02)	$(0.04)	$–
2017	0.74	0.04	0.01	0.05	(0.04)	–
2016	0.68	0.04	0.06	0.10	(0.04)	–
2015	0.72	0.04	(0.05)	(0.01)	(0.03)	–
2014	0.75	0.04	(0.03)	0.01	(0.04)	–
Multi-Sector Bond Portfolio(s)
2018	$1.09	$0.04	$(0.05)	$(0.01)	$(0.03)	$–
2017	1.05	0.04	0.04	0.08	(0.04)	–
2016	0.99	0.04	0.07	0.11	(0.05)	–
2015	1.08	0.04	(0.05)	(0.01)	(0.06)	(0.02)
2014	1.08	0.04	(0.01)	0.03	(0.03)	–
Balanced Portfolio
2018	$1.47	$0.03	$(0.07)	$(0.04)	$(0.04)	$(0.03)
2017	1.40	0.03	0.12	0.15	(0.03)	(0.05)
2016	1.38	0.02	0.07	0.09	(0.03)	(0.04)
2015	1.48	0.02	(0.02)	–	(0.03)	(0.07)
2014	1.56	0.02	0.07	0.09	(0.04)	(0.13)
Asset Allocation Portfolio
2018	$1.21	$0.03	$(0.09)	$(0.06)	$(0.02)	$(0.03)
2017	1.12	0.02	0.15	0.17	(0.03)	(0.05)
2016	1.11	0.02	0.06	0.08	(0.03)	(0.04)
2015	1.20	0.02	(0.03)	(0.01)	(0.02)	(0.06)
2014	1.28	0.01	0.05	0.06	(0.03)	(0.11)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(s)

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios for the Long-Term U.S. Government Portfolio would be 0.67% and 0.65% respectively for the period ended December 31, 2018, 0.67% and 0.65% respectively for the period ended December 31, 2017, 0.64% and 0.64% respectively in 2016, 0.67% and 0.64% respectively in 2015, and 0.67% and 0.65% respectively in 2014. The ratios for the Multi-Sector Bond Portfolio would be 0.81% and 0.74% respectively for the period ended December 31, 2018.

(g)	Portfolio Turnover Rate excludes the impact of mortgage dollar roll transactions.
(e)	Amount is less than $0.005.
(h)	Portfolio Turnover Rate excludes the impact of in-kind transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$1.01	(2.04)%	$111,468	0.90%	0.89%	2.48%	42.53	%(g)
(0.06)	1.08	8.28	115,713	0.94	0.92	2.64	50.94	(g)
(0.04)	1.06	1.09	110,391	0.77	0.77	2.19	126.34	(g)
(0.02)	1.08	(1.47)	104,513	0.69	0.67	2.32	32.93	(g)
(0.02)	1.12	23.73	109,250	0.68	0.67	2.67	116.62	(g)

$(0.02)	$1.06	(2.61)%	$349,571	0.59%	0.55%	2.55%	22.87%
(0.01)	1.11	3.58	401,711	0.61	0.57	2.05	20.82
(0.01)	1.09	4.68	326,927	0.64	0.59	1.55	33.80
(0.03)	1.05	(2.20)	287,089	0.63	0.59	0.52	17.29
(0.02)	1.10	3.14	285,685	0.63	0.59	1.26	20.25

$(0.04)	$0.69	(2.71)%	$763,366	0.45%	0.45%	5.65%	22.94%
(0.04)	0.75	6.88	811,878	0.45	0.45	5.48	31.59
(0.04)	0.74	14.59	756,947	0.47	0.46	5.83	35.58
(0.03)	0.68	(1.36)	688,124	0.46	0.46	5.55	27.49
(0.04)	0.72	1.18	701,988	0.47	0.47	5.43	96.48

$(0.03)	$1.05	(1.30)%	$874,943	0.82%	0.75%	3.67%	37.42	%(g)
(0.04)	1.09	8.38	840,981	0.82	0.75	4.06	48.84
(0.05)	1.05	11.09	689,849	0.84	0.78	3.86	42.81
(0.08)	0.99	(2.22)	580,634	0.85	0.79	4.13	58.14	(g)
(0.03)	1.08	3.25	546,059	0.86	0.81	3.89	58.51	(g)

$(0.07)	$1.36	(3.45)%	$2,065,353	0.31%	0.06%	2.25%	27.29%
(0.08)	1.47	11.98	2,307,470	0.31	0.06	1.75	16.58
(0.07)	1.40	6.58	2,202,834	0.31	0.07	1.73	23.64
(0.10)	1.38	(0.12)	2,219,466	0.31	0.08	1.43	13.53
(0.17)	1.48	5.56	2,367,127	0.32	0.16	1.29	56.83	(g),(h)

$(0.05)	$1.10	(4.88)%	$249,511	0.57%	0.09%	2.24%	32.14%
(0.08)	1.21	14.87	277,213	0.57	0.09	1.68	22.05
(0.07)	1.12	7.79	250,399	0.58	0.09	1.69	25.59
(0.08)	1.11	(0.43)	249,413	0.58	0.08	1.47	15.36
(0.14)	1.20	5.15	266,409	0.62	0.23	1.13	39.50	(g),(h)

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2015 to 2018) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable. During 2017, the Government Money Market Portfolio utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized using the effective interest method. Expenses directly

Notes to Financial Statements

attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In August 2016, the FASB issued an Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU has been adopted.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities, held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. The ASU has been adopted, and the impacts are not expected to be material.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. Management has early adopted certain aspects that allow removal of certain disclosure requirements. Management is currently assessing the potential impact of the remaining requirements to future financial statements.

In August 2018, the SEC amended certain disclosure requirements that it considered to have become redundant, duplicative, overlapping, outdated or superseded. Management has implemented these changes to the statement of assets and liabilities and statement of changes in net assets. These changes included 1) disclosure of total distributable earnings instead of the components of distributable earnings on the statement of assets and liabilities, 2) removal of the parenthetical disclosure of undistributed net investment income on the statement of changes in net assets and 3) disclosure of total distributions instead of the components of distributions paid to shareholders on the statement of changes in net assets. In the statement of changes in net assets, 2017 amounts were restated to conform to the new requirements. The December 31, 2017 components of distributions paid and undistributed net investment income were as follows (amounts in thousands):

	Distributions to Shareholders from:
Portfolio	Net Investment Income	Net Realized Gain on Investments	Undistributed Net Investment Income (Loss)
Growth Stock Portfolio	$(7,919)	$(41,619)	$6,853
Focused Appreciation Portfolio	(6,369)	(16,079)	5,780
Large Cap Core Stock Portfolio	(9,903)	-	8,722
Large Cap Blend Portfolio	(1,520)	(8,213)	1,299
Index 500 Stock Portfolio	(52,281)	(30,749)	53,108
Large Company Value Portfolio	(3,917)	(7,833)	3,613
Domestic Equity Portfolio	(12,408)	(18,505)	14,479
Equity Income Portfolio	(17,838)	(37,935)	16,447
Mid Cap Growth Stock Portfolio	(2,583)	-	2,294
Index 400 Stock Portfolio	(8,964)	(47,765)	9,983
Mid Cap Value Portfolio	(7,902)	(19,110)	9,027
Small Cap Growth Stock Portfolio	(625)	(6,457)	-
Index 600 Stock Portfolio	(3,771)	(6,956)	3,400
Small Cap Value Portfolio	(4,984)	(33,520)	3,487
International Growth Portfolio	(8,203)	-	9,025
Research International Core Portfolio	(9,827)	-	10,078

Notes to Financial Statements

	Distributions to Shareholders from:
Portfolio	Net Investment Income	Net Realized Gain on Investments	Undistributed Net Investment Income (Loss)
International Equity Portfolio	$(42,550)	$-	$45,322
Emerging Markets Equity Portfolio	(5,748)	-	9,186
Government Money Market Portfolio	(2,770)	(5)	-
Short-Term Bond Portfolio	(3,730)	-	4,647
Select Bond Portfolio	(59,951)	(38,818)	67,846
Long-Term U.S. Government Bond Portfolio	(2,157)	(4,416)	2,221
Inflation Protection Portfolio	(2,412)	(1,002)	7,085
High Yield Bond Portfolio	(43,155)	-	43,280
Multi-Sector Bond Portfolio	(30,040)	-	21,941
Balanced Portfolio	(49,621)	(82,890)	52,700
Asset Allocation Portfolio	(5,486)	(11,468)	5,391

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy where applicable.

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

Notes to Financial Statements

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2018 included, but were not limited to, broker quotes, analysis of the likely outcome of pending litigation, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2018, there were no Portfolios that owned a material amount of Level 3 securities.

Notes to Financial Statements

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, Northwestern Mutual in its capacity as fund administrator, and State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing policy and procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Notes to Financial Statements

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statement of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2018, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee

Notes to Financial Statements

due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. As of December 31, 2018, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. As of December 31, 2018, there were reverse repurchase agreements held in the Multi-Sector Bond Portfolio.

K. Zero Strike Warrants — Certain Portfolios may invest in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Notes to Financial Statements

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Notes to Financial Statements

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2018, are (amounts in thousands):

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	$297	Payables – Futures Variation Margin	$-
Large Company Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	4	Payables – Foreign Currency Purchased	161
Index 400 Stock Portfolio
Equity contracts	Receivables – Futures Variation Margin	160	Payables – Futures Variation Margin	-
Mid Cap Value Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	37	Payables – Outstanding Swaps Contracts, at Value	295
Index 600 Portfolio
Equity contracts	Receivables – Outstanding Swaps Contracts, at Value	-	Payables – Outstanding Swaps Contracts, at Value	1,606
International Growth Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	3	Payables – Foreign Currency Purchased	1

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Research International Core Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	$9	Payables – Foreign Currency Purchased	$3
International Equity Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	-	Payables – Foreign Currency Purchased	3
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	47	Payables – Futures Variation Margin	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Futures Variation Margin	152	Payables – Futures Variation Margin	52
Interest rate contracts	Receivables – Cleared Swap Variation Margin	-	Payables – Cleared Swap Variation Margin	19
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	10
Inflation Protection Portfolio
Foreign exchange contracts	Receivables – Foreign Currency Sold	73	Payables – Foreign Currency Purchased	-
Interest rate contracts	Receivables – Futures Variation Margin	207	Payables – Futures Variation Margin	158
Other contracts	Receivables – Cleared Swap Variation Margin	-	Payables – Cleared Swap Variation Margin	14
Other contracts	Receivables – Outstanding Swaps Contracts, at Value	369	Payables – Outstanding Swaps Contracts, at Value	4,937
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	19	Payables – Outstanding Swaps Contracts, at Value	980
Credit contracts	Receivables – Cleared Swap Variation Margin	183	Payables – Cleared Swap Variation Margin	19
Foreign exchange contracts	Receivables – Foreign Currency Sold	767	Payables – Foreign Currency Purchased	1,016
Interest rate contracts	Receivables – Outstanding Options Written, at Value	-	Payables – Outstanding Options Written, at Value	94
Interest rate contracts	Receivables – Futures Variation Margin	469	Payables – Futures Variation Margin	3
Interest rate contracts	Receivables – Cleared Swap Variation Margin	18	Payables – Cleared Swap Variation Margin	13
Balanced Portfolio
Equity contracts	Receivables – Futures Variation Margin	325	Payables – Futures Variation Margin	-
Asset Allocation Portfolio
Equity contracts	Receivables – Futures Variation Margin	47	Payables – Futures Variation Margin	-

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2018 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(88)	$-	$-	$(88)
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	692	-	692
Equity Income Portfolio
Equity contracts	-	-	4	-	4
Index 400 Stock Portfolio
Equity contracts	-	(2,694)	-	-	(2,694)

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Mid Cap Value Portfolio
Foreign currency exchange contracts	$-	$-	$1,228	$-	$1,228
Index 600 Stock Portfolio
Equity contracts	-	-	-	317	317
International Growth Portfolio
Foreign currency exchange contracts	-	-	(122)	-	(122)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(409)	-	(409)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(405)	-	(405)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(143)	-	(143)
Short-Term Bond Portfolio
Interest rate contracts	-	(478)	-	-	(478)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	42	(1.351)	-	(26)	(1,335)
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	139	-	139
Interest rate contracts	-	2,332	-	-	2,332
Other contracts	-	-	-	(28)	(28)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	3,493	3,493
Foreign currency exchange contracts	-	-	8,167	-	8,167
Interest rate contracts	534	(8,020)	-	(40)	(7,526)
Balanced Portfolio
Equity contracts	-	1,298	-	-	1,298
Asset Allocation Portfolio
Equity contracts	-	167	-	-	167

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2018 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(1,110)	$-	$-	$(1,110)
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	35	-	35
Equity Income Portfolio
Foreign currency exchange contracts	-	-	(3)	-	(3)
Index 400 Stock Portfolio
Equity contracts	-	(1,097)	-	-	(1,097)
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	23	-	23
Index 600 Stock Portfolio
Equity Contracts	-	-	-	(1,616)	(1,616)
International Growth Portfolio
Foreign currency exchange contracts	-	-	(18)	-	(18)
Research International Core Portfolio
Foreign currency exchange contracts	-	-	(41)	-	(41)
International Equity Portfolio
Foreign currency exchange contracts	-	-	(117)	-	(117)
Emerging Markets Equity Portfolio
Foreign currency exchange contracts	-	-	(7)	-	(7)

Notes to Financial Statements

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Short-Term Bond Portfolio
Interest rate contracts	$-	$529	$-	$-	$529
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	(3)	1,514	-	376	1,887
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	147	-	147
Interest rate contracts	-	(731)	-	-	(731)
Other contracts	-	-	-	(1,730)	(1,730)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(5,701)	(5,701)
Foreign currency exchange contracts	-	-	2,857	-	2,857
Interest rate contracts	(34)	4,460	-	(496)	3,930
Balanced Portfolio
Equity contracts	-	101	-	-	101
Asset Allocation Portfolio
Equity contracts	-	(35)	-	-	(35)

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2018 are:

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	268	-	-	-
Large Company Value Portfolio
Foreign currency exchange contracts	-	-	15,288	-	-
Equity Income Portfolio
Foreign currency exchange contracts	-	-	8	-	-
Index 400 Stock Portfolio
Equity contracts	-	107	-	-	-
Mid Cap Value Portfolio
Foreign currency exchange contracts	-	-	26,041	-	-
Index 600 Stock Portfolio
Equity contracts	-	-	-	10	-
International Growth Portfolio
Foreign currency exchange contracts	-	-	1,257	-	-
International Equity Portfolio
Foreign currency exchange contracts	-	-	47	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	278	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	291,689	372	-	27,510	-
Inflation Protection Portfolio
Foreign currency exchange contracts	-	-	3,321	-	-
Interest rate contracts	-	552	-	-	-
Other contracts	-	-	-	115,883	-

Notes to Financial Statements

	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
Portfolio	Exchange Traded Options	Futures	Forward Currency Contracts	Swaps	Over the Counter Options
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	248,844	-
Foreign currency exchange contracts	-	-	564,330	-	-
Interest rate contracts	11,041,801	2,079	-	1,304,375	-
Balanced Portfolio
Equity contracts	-	122	-	-	-
Asset Allocation Portfolio
Equity contracts	-	24	-	-	-

NOTE 6. PORTFOLIO RISK

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a

Notes to Financial Statements

gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity.    For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the year ended December 31, 2018, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$1	$-	$1	$(52)	$-	$(52)	$(51)	$-	$(51)
MCV	2	-	2	(109)	-	(109)	(107)	-	(107)

Total	$3	$-	$3	$(161)	$-	$(161)	$(158)	$-	$(158)

Mid Cap Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$4	$-	$4	$(137)	$-	$(137)	$(133)	$-	$(133)
Morgan Stanley Capital Services, Inc.	31	-	31	(158)	-	(158)	(127)	-	(127)

Total	$35	$-	$35	$(295)	$-	$(295)	$(260)	$-	$(260)

Index 600 Stock Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services, Inc.	$-	$-	$-	$-	$(1,606)	$(1,606)	$(1,606)	$(1,606)	$-

Total	$-	$-	$-	$-	$(1,606)	$(1,606)	$(1,606)	$(1,606)	$-

Inflation Protection Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-	$6	$6	$-	$(2,349)	$(2,349)	$(2,343)	$2,229	$(114)
Barclays Bank PLC	-	-	-	-	(2,283)	(2,283)	(2,283)	2,099	(184)
Goldman Sachs International	-	363	363	-	(306)	(306)	57	(57)	-
Morgan Stanley Capital Services, Inc.	73	-	73	-	-	-	73	-	73

Total	$73	$369	$442	$-	$(4,938)	$(4,938)	$(4,496)	$4,271	$(225)

Notes to Financial Statements

Multi-Sector Bond Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Contacts	Swaps	Total Assets	Forward Contacts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$220	$-	$220	$(98)	$-	$(98)	$122	$(30)	$92
Barclays Bank PLC	20	9	29		(299)	(299)	(270)	270	-
BNP Paribas SA	-	-	-	(6)	(3)	(9)	(9)	-	(9)
Goldman Sachs International	149	-	149	(47)	(161)	(208)	(59)	59	-
HSBC Bank USA NA	233	-	233	(169)	(353)	(522)	(289)	289	-
JP Morgan Chase Bank NA	114	-	114	(1)	(164)	(165)	(51)	51	-
UBS AG	33	10	43	(695)	-	(695)	(652)	556	(96)

Total	$769	$19	$788	$(1,016)	$(980)	$(1,996)	$(1,208)	$1,289	$81

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$25,000	$-	$-	$25,000	$(25,000)	$-
Bank of Nova Scotia	20,000	-	-	20,000	(20,000)	-
BNP Paribas SA	16,000	-	-	16,000	(16,000)	-
Citigroup Global Markets	20,000	-	-	20,000	(20,000)	-
Credit Agricole SA	10,000	-	-	10,000	(10,000)	-
Goldman Sachs International	10,000	-	-	10,000	(10,000)	-
HSBC Bank USA	10,000	-	-	10,000	(10,0000	-
Mitsubishi UFJ Securities USA	10,000	-	-	10,000	(10,000)	-
Mizuho Bank	10,000	-	-	10,000	(10,000)	-
Natixis SA	20,000	-	-	20,000	(20,000)	-
TD Securities USA	26,000	-	-	26,000	(26,000)	-

Total	$177,000	$-	$-	$177,000	$(177,000)	$-

Long-Term US Government Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$-	$-	$(95,975)	$(95,975)	$95,967	$(8)

Total	$-	$-	$(95,975)	$(95,975)	$95,967	$(8)

Multi-Sector Bond Portifolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Citigroup	$150,000	$-	$-	$150,000	$(150,000)	$-
JP Morgan Chase Bank NA	27,200	(984)	-	26,216	(26,216)	-

Total	$177,200	$(984)	$-	$176,216	$(176,216)	$-

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Notes to Financial Statements

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

MSA, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes,

Notes to Financial Statements

brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2019
Large Cap Blend Portfolio	0.85%	April 30, 2019
Large Company Value Portfolio	0.80%	April 30, 2019
Domestic Equity Portfolio	0.75%	April 30, 2019
Equity Income Portfolio	0.75%	April 30, 2019
Mid Cap Value Portfolio	1.00%	April 30, 2019
Index 600 Stock Portfolio	0.35%	April 30, 2019
Small Cap Value Portfolio	1.00%	April 30, 2019
International Growth Portfolio	1.10%	April 30, 2019
Research International Core Portfolio	1.15%	April 30, 2019
Emerging Markets Equity Portfolio	1.50%	April 30, 2019
Short-Term Bond Portfolio	0.45%	April 30, 2019
Long-Term U.S. Government Bond Portfolio	0.65%	April 30, 2019
Inflation Protection Portfolio	0.65%	April 30, 2019
Multi-Sector Bond Portfolio	0.90%	April 30, 2019
Asset Allocation Portfolio	0.75%	April 30, 2019

Growth Stock Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.38% on average net assets in excess of $500 million. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, 0.38% on the next $500 million, and 0.36% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Large Cap Core Stock Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.35% on average net assets in excess of $500 million. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Index 500 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Domestic Equity Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, and 0.47% on the average net assets in excess of $500 million. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.47% on the next $500 million, and 0.45% on the average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Notes to Financial Statements

Equity Income Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.63% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.62% on the Portfolio’s first $500 million of average net assets, 0.55% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Mid Cap Growth Stock Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.48% on average net assets in excess of $1 billion. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Mid Cap Value Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.79% on the Portfolio’s first $150 million of average net assets, 0.70% on the next $350 million, and 0.67% on the average net assets in excess of $500 million. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.69% on the next $350 million, and 0.66% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

International Growth Portfolio — Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Research International Core Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

International Equity Portfolio — For the period from January 1, 2018 through April 30, 2018, MSA agreed to waive a portion of its management fee such that the management fee was 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.42% on the average net assets in excess of $1.5 billion. Effective May 1, 2018, MSA has agreed to waive a portion of its management fee such that the management fee is 0.77% on the Portfolio’s first $50 million of average net assets, 0.57% on the next $450 million, 0.54% on the next $500 million, 0.47% on the next $500 million, and 0.41% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Emerging Markets Equity Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee is 1.01% on the Portfolio’s first $250 million of average net assets, 0.93% on the next $250 million, 0.91% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Government Money Market Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Notes to Financial Statements

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Select Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Multi-Sector Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.67% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2019.

Waivers are not recoupable in future periods.

With respect to certain Portfolios, MSA has engaged and oversees sub-advisers who manage the day-to-day investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

Notes to Financial Statements

A summary of the Portfolios’ capital loss carryovers as of December 31, 2018 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover		Losses Utilized
	(Amounts in thousands)
International Growth Portfolio	$-	$	-	$18,651
Research International Core Portfolio	-		-	5,733
International Equity Portfolio	-		-	21,869
Emerging Markets Equity Portfolio	-		27,787	-
Short-Term Bond Portfolio	1,292		1,794	-
Select Bond Portfolio	53,137		41,852	-
Long-Term U.S. Government Bond Portfolio	2,299		1,140	-
Inflation Protection Portfolio	-		2,853	-
High Yield Bond Portfolio	-		3,390	1,585
Multi-Sector Bond Portfolio	15,599		4,204	-

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2018 and 2017 was as follows:

	2018 Distributions		2017 Distributions
	Paid From:		Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
		(Amounts in thousands)
Growth Stock Portfolio	$19,301	$92,900	$7,919	$41,619
Focused Appreciation Portfolio	5,061	24,625	7,447	15,000
Large Cap Core Stock Portfolio	13,132	162,866	9,903	-
Large Cap Blend Portfolio	1,436	7,945	1,572	8,161
Index 500 Stock Portfolio	55,595	28,215	53,611	29,420
Large Company Value Portfolio	6,580	11,246	6,519	5,231
Domestic Equity Portfolio	16,392	26,745	16,927	13,986
Equity Income Portfolio	18,363	58,421	19,168	36,605
Mid Cap Growth Stock Portfolio	48,744	135,034	2,583	-
Index 400 Stock Portfolio	11,291	57,311	9,365	47,364
Mid Cap Value Portfolio	14,430	43,616	11,745	15,266
Small Cap Growth Stock Portfolio	6,699	44,317	625	6,457
Index 600 Stock Portfolio	5,807	7,556	5,210	5,517
Small Cap Value Portfolio	4,714	45,147	4,984	33,520
International Growth Portfolio	9,563	-	8,203	-
Research International Core Portfolio	10,485	-	9,827	-
International Equity Portfolio	45,976	-	42,550	-
Emerging Markets Equity Portfolio	9,240	-	5,748	-
Government Money Market Portfolio	6,510	-	2,770	5
Short-Term Bond Portfolio	4,636	-	3,730	-
Select Bond Portfolio	67,892	-	98,769	-
Long-Term U.S. Government Bond Portfolio	4,123	671	4,589	1,984
Inflation Protection Portfolio	7,199	-	3,414	-
High Yield Bond Portfolio	43,280	-	43,155	-
Multi-Sector Bond Portfolio	26,878	-	30,040	-
Balanced Portfolio	55,333	46,465	56,193	76,318
Asset Allocation Portfolio	6,104	6,578	6,212	10,741

As of December 31, 2018 the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Unrealized
	Ordinary	Long-Term	Accumulated	Appreciation
Portfolio	Income	Gains	Losses	(Depreciation)
		(Amounts in thousands)
Growth Stock Portfolio	$6,805	$106,399	$-	$120,793
Focused Appreciation Portfolio	6,173	54,376	-	180,004
Large Cap Core Stock Portfolio	13,608	22,462	-	(18,012)
Large Cap Blend Portfolio	2,685	14,864	-	19,209
Index 500 Stock Portfolio	56,955	82,722	-	1,431,031

Notes to Financial Statements

	Undistributed	Undistributed		Unrealized
Portfolio	Ordinary Income	Long-Term Gains	Accumulated Losses	Appreciation (Depreciation)
		(Amounts in thousands)
Large Company Value Portfolio	$6,196	$11,792	$-	$(13,998)
Domestic Equity Portfolio	16,004	40,576	-	156,140
Equity Income Portfolio	19,167	46,397	-	27,451
Mid Cap Growth Stock Portfolio	39,746	9,001	-	(70,421)
Index 400 Stock Portfolio	14,512	57,141	-	88,889
Mid Cap Value Portfolio	14,444	43,748	-	(57,038)
Small Cap Growth Stock Portfolio	16,390	72,405	-	2,094
Index 600 Stock Portfolio	3,844	15,085	-	3,599
Small Cap Value Portfolio	3,918	87,580	-	62,030
International Growth Portfolio	9,182	2,373	-	27,637
Research International Core Portfolio	11,737	18,842	-	(15,311)
International Equity Portfolio	41,463	80,375	-	(105,401)
Emerging Markets Equity Portfolio	8,489	-	(27,787)	11,240
Government Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	6,513	-	(3,086)	(2,245)
Select Bond Portfolio	85,803	-	(94,989)	(13,301)
Long-Term U.S. Government Bond Portfolio	2,528	-	(3,439)	(6,880)
Inflation Protection Portfolio	9,618	-	(2,853)	(20,219)
High Yield Bond Portfolio	45,460	-	(3,390)	(56,077)
Multi-Sector Bond Portfolio	44,755	-	(19,803)	(32,671)
Balanced Portfolio	51,404	11,849	-	(63,871)
Asset Allocation Portfolio	6,129	17,044	-	(8,596)
NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2018 are summarized below:

Portfolio	2018 Reimbursements
International Growth Portfolio	$976,104
International Equity Portfolio	3,993,302
Research International Core Portfolio	1,119,080
Emerging Markets Equity Portfolio	1,507,379

NOTE 10. GUARANTEES

In the normal course of business the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2018, transactions in securities other than short term investments were:

Portfolios	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
			(Amounts in thousands)
Growth Stock Portfolio	$467,478	$-	$562,931	$-
Focused Appreciation Portfolio	66,063	-	155,427	-
Large Cap Core Stock Portfolio	375,785	-	412,016	-

Notes to Financial Statements

Portfolios	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Large Cap Blend Portfolio	$39,282	$-	$42,145	$-
Index 500 Stock Portfolio	135,038	-	147,532	-
Large Company Value Portfolio	115,525	-	126,695	-
Domestic Equity Portfolio	116,333	-	148,794	-
Equity Income Portfolio	131,684	-	179,293	-
Mid Cap Growth Stock Portfolio	358,207	-	441,970	-
Index 400 Stock Portfolio	166,371	-	160,496	-
Mid Cap Value Portfolio	321,956	-	342,959	-
Small Cap Growth Stock Portfolio	321,512	-	365,061	-
Index 600 Stock Portfolio	113,669	-	86,752	-
Small Cap Value Portfolio	139,179	-	213,492	-
International Growth Portfolio	222,187	-	220,169	-
Research International Core Portfolio	196,265	-	154,991	-
International Equity Portfolio	588,282	-	556,833	-
Emerging Markets Equity Portfolio	166,071	-	113,196	-
Short-Term Bond Portfolio	132,530	35,076	89,142	33,936
Select Bond Portfolio	2,604,896	7,018,304	2,266,395	7,037,204
Long-Term U.S. Government Bond Portfolio	1,106	42,435	525	75,807
Inflation Protection Portfolio	31,870	47,094	54,348	51,583
High Yield Bond Portfolio	203,466	-	176,083	-
Multi-Sector Bond Portfolio	292,797	12	322,445	8
Balanced Portfolio	572,774	-	631,910	-
Asset Allocation Portfolio	86,417	-	82,459	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2018 are as follows:

Portfolio	Value at 12/31/2017	Purchases	Sales	Value at 12/31/2018	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2018
				(Amounts in thousands)
Balanced:
Growth Stock	$151,087	$15,497	$30,550	$125,484	$(17,698)	$7,147	$950	$14,547	14.0%
Focused Appreciation	75,676	2,250	9,900	65,037	(5,332)	2,342	345	1,905	7.7%
Large Cap Core Stock	75,636	21,225	8,800	63,284	(27,113)	2,335	1,052	20,173	12.2%
Large Cap Blend	75,787	3,989	6,900	66,379	(8,113)	1,617	552	3,436	43.0%
Large Company Value	75,686	6,579	5,600	64,660	(12,581)	576	1,243	5,336	37.3%
Domestic Equity	75,695	3,748	6,850	67,231	(7,754)	2,391	1,258	2,490	8.7%
Equity Income	75,677	6,936	4,500	64,672	(14,354)	914	1,458	5,479	9.2%
Mid Cap Growth Stock	111,510	19,577	19,750	88,838	(22,501)	2	132	16,445	9.4%
Mid Cap Value	113,530	13,233	19,750	85,154	(25,721)	3,862	1,511	8,722	18.0%
Small Cap Growth Stock	37,601	3,301	17,250	19,908	(7,927)	4,184	-	1,801	3.8%
Small Cap Value	50,129	4,165	17,250	29,958	(8,989)	1,903	174	2,489	5.7%
International Growth	53,067	5,570	12,300	41,168	(7,518)	2,349	570	-	6.6%
Research International Core	125,619	12,691	19,600	102,333	(22,651)	6,273	1,691	-	17.2%
International Equity	51,900	5,968	12,300	38,248	(9,932)	2,611	968	-	2.4%
Emerging Markets Equity	13,467	8,024	11,100	9,714	(1,780)	1,103	24	-	1.4%
Select Bond	790,177	148,876	99,500	819,476	(17,712)	(2,365)	19,326	-	27.6%
Inflation Protection	45,885	-	45,030	-	(723)	(133)	-	-	0.0%
High Yield Bond	139,300	7,300	5,500	130,276	(10,917)	97	7,300	-	17.1%

	$2,137,429	$288,929	$352,430	$1,881,820	$(229,316)	$37,208	$38,554	$82,823

Notes to Financial Statements

Portfolio	Value at 12/31/2017	Purchases	Sales	Value at 12/31/2018	Change in Unrealized Appreciation /Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2018
				(Amounts in thousands)
Asset Allocation:
Growth Stock	$22,019	$2,330	$3,857	$18,864	$(2,565)	$937	$143	$2,187	2.1%
Focused Appreciation	11,034	338	1,130	9,769	(745)	271	52	286	1.2%
Large Cap Core Stock	12,405	3,600	1,040	10,734	(4,506)	275	179	3,422	2.1%
Large Cap Blend	12,428	681	635	11,335	(1,281)	142	94	587	7.3%
Large Company Value	11,030	998	394	9,804	(1,872)	42	188	809	5.7%
Domestic Equity	11,027	557	775	9,998	(1,081)	269	187	370	1.3%
Equity Income	11,030	1,032	430	9,620	(2,096)	85	217	815	1.4%
Mid Cap Growth Stock	16,133	2,763	2,750	12,844	(3,280)	(22)	19	2,394	1.4%
Mid Cap Value	16,348	1,829	2,750	12,228	(3,707)	507	218	1,261	2.6%
Small Cap Growth Stock	7,444	779	2,550	4,736	(1,607)	670	-	429	0.9%
Small Cap Value	9,237	893	2,550	6,151	(1,772)	342	35	508	1.2%
International Growth	9,716	762	1,650	7,803	(1,338)	313	112	-	1.2%
Research International Core	20,881	1,591	2,615	17,045	(3,645)	832	291	-	2.9%
International Equity	9,544	843	1,650	7,291	(1,792)	346	193	-	0.5%
Emerging Markets Equity	5,314	1,506	4,750	1,920	(587)	437	6	-	0.3%
Select Bond	43,628	23,088	9,250	56,264	(1,000)	(201)	1,313	-	1.9%
Inflation Protection	5,607	-	5,501	-	(87)	(19)	-	-	0.0%
High Yield Bond	22,290	1,188	500	21,209	(1,775)	8	1,190	-	2.8%

	$257,115	$44,778	$44,777	$227,615	$(34,736)	$5,234	$4,437	$13,068

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2018, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Portfolio	Cross Trade Purchases
Large Cap Core Portfolio	$2,964
Large Company Value Portfolio	1,649
Mid Cap Growth Stock Portfolio	1,694
Mid Cap Value Portfolio	2,827
Small Cap Growth Portfolio	1,090
Small Cap Value Portfolio	382
International Growth Portfolio	6,941
Research International Core Portfolio	591
High Yield Bond Portfolio	7,518

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gains (Losses) on Sales
Large Cap Core Portfolio	$910	$(102)
Large Company Value Portfolio	1,658	77
Mid Cap Growth Stock Portfolio	940	269
Mid Cap Value Portfolio	5,520	635
Small Cap Growth Portfolio	4,891	1,854
Small Cap Value Portfolio	472	(218)
International Growth Portfolio	22,056	2,650
Research International Core Portfolio	1,330	369

NOTE 12. LITIGATION

The Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in two lawsuits relating to their receipt of proceeds from the 2007 Tribune Co. leveraged buy-out (“Tribune LBO”) transaction. One lawsuit, filed in a U.S. Bankruptcy Court by a group of unsecured creditors, asserts that the directors and officers of Tribune Co. intentionally defrauded Tribune creditors because Tribune was either insolvent or rendered insolvent by the transactions. Counsel for the Series Fund and other institutional defendants filed a motion to dismiss the intentional fraudulent transfer case in the Southern District of New York and the district court judge granted the motion to dismiss without leave to amend. The trustee’s counsel has filed a motion to certify the dismissal for appeal to the U.S. Court of Appeals for the Second Circuit. The other set of lawsuits, filed by a group of secured creditors in various U.S. federal courts, asserts that the transfer of proceeds to the above-noted Portfolios (and other shareholders) as part of the Tribune LBO were constructively fraudulent. Following

Notes to Financial Statements

the grant of a motion to dismiss the secured creditors’ constructive fraud claim by the District Court, the affirmation of that dismissal by the U.S. Court of Appeals for the Second Circuit, followed by a denial of a motion for reconsideration, the Plaintiffs requested review of the decision by the U.S. Supreme Court. Based on a decision issued by the U.S. Supreme Court in a different case, the constructive fraudulent transfer case was remanded to the Second Circuit Court of Appeals for a determination of the effect of the recent decision on the claims asserted in the Tribune case. Proceedings are pending in the Second Circuit Court of Appeals. The lawsuits allege no misconduct by the Portfolios or management, and management intends to vigorously defend all claims and allegations. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2018, were: Index 500 Stock Portfolio $977,000 (0.03%) of net assets; Small Cap Value Portfolio $618,000 (0.11% of net assets); and Equity Income Portfolio $2,873,000 (0.40% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

The Series Fund, on behalf of the Research International Core Portfolio, is a named plaintiff in an action brought in Belgium against Fortis N.V./S.A., a Belgian company now known as Ageas. The action involves an allegation that Fortis made misleading disclosures regarding the extent of its subprime exposure, its liquidity and solvency, and the consequences of its takeover of ABN Amro. The losses suffered by the Research International Core Portfolio were €228,641 (approximately $261,919, equal to 0.04% of the net assets of the Portfolio as of December 31, 2018, reflecting the December 31, 2018 currency exchange rate), an amount representing the maximum potential recovery in the action, not taking into account attorneys’ fees, and other costs. In March 2016, a collective settlement agreement was reached among the parties providing for compensation to eligible investors in Fortis shares. This collective settlement was initially rejected by the Court; however, on July 13, 2018, the Court issued an order approving an amended settlement agreement which established a settlement pool for all investor claimants of €1.3 billion. The final amount of compensation to be distributed to each eligible shareholder will be subject to adjustment, depending on the number of Fortis shares for which valid claim forms are submitted and approved. Eligible shareholders who submitted claim forms on or before December 31, 2018 will be entitled to an early distribution amounting to 70% of the compensation due under the formula established by the amended settlement agreement (to be paid “as soon as practically possible”), with the balance of compensation due to be paid in the months that follow. The Series Fund has submitted its claim forms in accordance with the terms of the amended settlement agreement. The amount of the final compensation to be paid to the Series Fund and the timing of the receipt of the compensation are contingent on a number of variables, including the number of claimants and the total amount of verified losses, among other factors.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the Northwestern Mutual Series Fund, Inc. and Shareholders of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, and for the Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended,, the changes in each of their net assets for each of the two years in the period ended December 31, 2018, for the Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 19, 2019

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt.
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
EXE	Security receives collateral principal and interest paid which exceeds the amount of principal and income obligated to all bonds in the deal.
IO	Interest Only Security
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers — Not Seasonally Adjusted
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi - Offshore
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Poland Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available (i) on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2018, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors1

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]
Miriam M. Allison 720 East Wisconsin Avenue Milwaukee, WI 53202 1947	Director	Since 2006	27	Director of Wasatch Funds, Trust (15 portfolios)

Principal Occupation During Past 5 Years: Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a mutual fund service provider.
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Partner Funds Inc. (15 portfolios)

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[2]
David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.
Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.

This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since 2012, Executive Vice President of The Northwestern Mutual Life Insurance Company (NM) and Chief Investment Officer of NM. Prior thereto, Chief Investment Officer of Genworth Financial from 2009 to 2012.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Kate M. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2013

Principal Occupation During Past 5 Years: Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors. Prior thereto, Vice President – Operations of Mason Street Advisors from 2004-December 2014 and Treasurer of Mason Street Advisors from 2008-December 2014.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served
Todd M Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual. From November 2012 to April 2015, Vice President and Chief Risk Officer of Northwestern Mutual. From April 2012 to October 2012, Vice President of Product Finance for Northwestern Mutual and Treasurer and Financial and Operations Principal (FINOP) of Northwestern Mutual Investment Services, LLC.
Barbara E. Courtney 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 1996

Principal Occupation During Past 5 Years: Senior Director of Mutual Fund Administration of Northwestern Mutual since 2002.
Randy M. Pavlick 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Chief Compliance Officer	Since 2014

Principal Occupation During Past 5 Years: Chief Compliance Officer of Mason Street Advisors since 2014; from 2004 to 2014, Assistant General Counsel of Northwestern Mutual, Secretary of the Fund and Assistant Secretary of Mason Street Advisors.
Lesli H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007, Secretary of the Fund and Assistant Secretary of Mason Street Advisors, each since 2014.
Daniel Meehan 720 East Wisconsin Avenue Milwaukee, WI 53202 1973	Vice President - Investments	Since 2012

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015, Director of Mason Street Advisors from 2007 to 2015.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2018

At its August 29, 2018 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“ACI”) relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and (4) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio. Each of the foregoing Investment Sub-Advisory Agreements with the above-named Sub-Advisers was, in connection with their continuance, modified to incorporate certain updated terms and conditions which resulted in the Investment Sub-Advisory Agreements being amended and restated.

At its November 28, 2018 meeting, the Board, including the Independent Directors, unanimously approved the continuance of (1) the Fourth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Short-Term Bond, Small Cap Value and Equity Income Portfolios, (2) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Wells Capital Management, Incorporated (“Wells”) relating to the Series Fund’s Select Bond Portfolio, (3) the Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and (4) the Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Government Money Market Portfolio. Each of the foregoing Investment Sub-Advisory Agreements with the above-named Sub-Advisers was, in connection with their continuance, modified to incorporate certain updated terms and conditions which resulted in the Investment Sub-Advisory Agreements being amended and restated.

ACI, Delaware, Federated, Loomis Sayles, T. Rowe Price, Wells, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers are collectively referred to herein as the “Sub-Advisory Agreements.”

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

In determining whether to approve the Sub-Advisory Agreements on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors and the Sub-Advisers in advance of each meeting at which such Sub-Advisory Agreements were considered, to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. While particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation is formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Portfolios, together with related information, is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the review and approval of the Sub-Advisory Agreements and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to sub-advisers under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors and Sub-Advisers present, and were represented throughout the process by legal counsel.

Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its August 29, 2018 and November 28, 2018 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Sub-Advisory Agreements with respect to the Sub-Advised Portfolios. In connection with those meetings, the directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the directors in fulfilling their responsibilities when considering the continuation of the Sub-Advisory Agreements. The directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers and other materials prepared by Mason Street Advisors. The materials contained detailed information concerning management and personnel, expenses, performance, brokerage commissions, portfolio turnover, portfolio construction and investment processes and other factors with respect to each of the Sub-Advised Portfolios, as well as a recap of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Sub-Advisory Agreements include those discussed below. The directors evaluated a variety of information they deemed relevant on a Portfolio-by-Portfolio basis. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different directors may have placed greater weight on certain factors than did other directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services, factors considered by the directors included each Sub-Adviser’s financial strength, assets under management, overall business, and organizational and management structure. Also included in the directors’ consideration was an evaluation of the services provided, and investment strategies employed, by each of the Sub-Advisers, as well as the personnel providing such services with respect to the Sub-Advised Portfolios. The directors considered firm updates given by the portfolio managers and how the Sub-Advised Portfolios were being positioned in the current market environment. With respect to ACI, the directors considered personnel changes at the organizational and portfolio management level, including planned changes to ACI’s co-Chief Investment Officer structure and leadership changes to ACI’s value style investment platform. The directors viewed

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

favorably the advantages to be gained by the expanded role of a senior portfolio manager with the Large Company Value Portfolio, which was considered to enhance the potential for improved performance returns. The directors noted favorably that ACI had been disciplined and consistent in following its investment strategy and process for the Mid Cap Value Portfolio and were pleased with the leadership provided by ACI’s lead portfolio manager. The directors observed that the portfolio manager for the Inflation Protection Portfolio continued to successfully manage portfolio assets in conformance with the position size limitations imposed by the Internal Revenue Code. The directors considered the tenure of the portfolio manager and ACI’s plans for succession planning. The directors also considered generally the growth in ACI’s assets under management. With respect to Federated, the directors were impressed with the clarity of the firm’s presentation in explaining how the portfolio was managed. The directors considered the portfolio manager’s intention to remain with the firm, and Federated’s succession plans over the longer-term. The directors also considered the potential ramifications of Federated’s acquisition of a London-based asset management firm, observing that such firm had no competing investment mandates with Federated and no U.S. mutual fund presence. With respect to Loomis Sayles, the directors considered favorably the extremely low turnover rate for the Focused Appreciation Portfolio. The directors also were impressed with the portfolio manager’s leadership abilities, his skill at mentoring and developing his colleagues, and his creation of a strong investment team. The directors viewed the firm’s presentation to the Investment Oversight Committee favorably, based upon the connections drawn between the investment strategy and its consistent implementation in managing the Portfolio. The directors also considered the succession planning in place at Loomis Sayles. The directors viewed favorably the portfolio manager’s significant personal investment in the strategy he managed. With respect to Delaware, the directors considered the stability of the current investment team, and viewed favorably the addition of an analyst to the portfolio management group. The directors considered the loss in assets managed for Delaware’s former corporate owner, along with the firm’s explanation for the loss of such assets, and concluded that the investment team was unlikely to be negatively impacted. With respect to T. Rowe Price, the directors considered the long-term investment orientation employed by the firm and the resulting low portfolio turnover rate for the Small Cap Value Portfolio. The directors also considered that the portfolio management teams for each of the Portfolios managed by T. Rowe Price had experienced personnel changes over the prior four years, and noted favorably that the personnel changes had resulted in improved performance returns. With respect to Wells, the directors considered the information provided by the firm with regard to certain cost cutting initiatives and workforce reductions occurring at its parent company and the firm’s assurances that such measures would not impact its investment advisory business, and concluded that the cost-saving actions were unlikely to impact Wells’ ability to provide services to the Select Bond Portfolio. The directors also took into consideration the departure of a portfolio manager for the Select Bond Portfolio, and comments provided by the co-portfolio managers regarding the consistency of the investment process being applied to the Portfolio. The directors concluded that the personnel changes would not negatively impact the level of service being provided by Wells for the Portfolio. With respect to PIMCO, the directors considered the status of the current leadership at the firm and the stability of the firm, as well as the firm’s stated commitment to, and investments in, its advisory business. The directors also considered changes that had impacted the teams managing the Long-Term U.S. Government Bond and Multi-Sector Portfolios. The directors observed that despite the retirement of one of the portfolio managers for the Long-Term U.S. Government Bond Portfolio, PIMCO had added resources to the investment team supporting the mandate. The directors were impressed with the presentation provided by the new portfolio manager for the firm’s Multi-Sector Bond Portfolio, and the knowledge and capabilities of the portfolio manager. The directors also considered and expressed satisfaction with each Existing Sub-Adviser’s investment philosophy and process and the scope of services provided by the Existing Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Also considered were recent organizational and other firm developments. Based on their review of these factors, their discussions with the Sub-Advisers and their experience with the services provided by the Sub-Advisers for the respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services.

Investment Performance. The directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper categories for the same periods, (ii) the Morningstar overall

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

star rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper rankings for the one-, three- and five-year periods. The directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios. In connection with the review of investment performance of the Sub-Advised Portfolios over the time periods identified herein, the directors also considered investment performance since the date on which each Sub-Adviser began managing their respective Sub-Advised Portfolio.

The directors expressed satisfaction with the performance of ACI with respect to the Mid Cap Value and the Inflation Protection Portfolios. The directors commented favorably on the overall strong performance of Federated with respect to the High Yield Bond Portfolio and Delaware with respect to the Domestic Equity Portfolio. The directors also commented positively on the overall performance of Loomis Sayles with respect to the Focused Appreciation Portfolio, but noted that the Portfolio’s performance had lagged over the 12-month period ending June 30, 2018. The directors noted favorably the strong performance records achieved by T. Rowe Price with respect to the Small Cap Value and Short-Term Bond Portfolios, PIMCO with respect to the Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and BlackRock with respect to the Government Money Market Portfolio. With respect to the Large Company Value Portfolio managed by ACI, the directors considered that the Portfolio had underperformed, but noted that the performance had improved during the three- and six-month periods ending June 30, 2018. The directors considered certain strategy changes implemented by ACI for the Large Company Value Portfolio that were designed to more closely align it with the investment process utilized by the Mid Cap Value Portfolio, which was grounded in fundamental analysis. The directors also considered that the increased role of the former co-Chief Investment Officer of the firm’s value strategy as a portfolio manager for the Large Company Value Portfolio had the potential to positively impact performance results, but concluded that performance should be closely monitored. With respect to the Multi-Sector Portfolio managed by PIMCO, the directors considered the firm’s explanation for the continued performance dispersion of the Portfolio compared with the firm’s comparable retail mutual fund with a similar mandate.

In addition to performance information presented at the meeting, the directors considered the detailed performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the directors accorded greater weight to longer term performance. For the reasons and based on the discussion summarized above, the Board concluded that, in the totality of circumstances and within the context of its overall determinations regarding the Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Sub-Advisory Agreements. The directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the existing expense limitation and/or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the directors received and reviewed an independent analysis prepared by Morningstar of comparative expense data for each Sub-Advised Portfolio. Morningstar provided data as of December 31, 2017 comparing each Sub-Advised Portfolio’s net and total expenses with those of a peer group of funds underlying variable insurance products, as well as a universe of funds underlying variable insurance products across each fund’s investment classification and objective, each as selected by Morningstar. The directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The directors considered that the Morningstar expense rankings of the Portfolios sub-advised by ACI (with respect to the Mid Cap Value Portfolio), Delaware (Domestic Equity Portfolio), Federated (High Yield Bond Portfolio), Loomis Sayles (Focused Apprecation Portfolio), T. Rowe Price (with respect to the Short-Term Bond, Small Cap Value and Equity Income Portfolios), Wells (Select Bond Portfolio) and BlackRock

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

(Government Money Market Portfolio) were in the top Morningstar quartile (meaning lowest net expenses) of their respective peer groups. The directors considered that the expense rankings of the Large Company Value Portfolio sub-advised by ACI, and the Long-Term U.S. Government Bond and the Multi-Sector Bond Portfolios sub-advised by PIMCO, were within the second quartile of their respective peer groups. The directors also considered the agreements of T. Rowe Price and PIMCO to provide sub-advisory fee reductions for services provided to the Equity Income and Multi-Sector Bond Portfolios.

Based on their review of the above information and other factors deemed relevant by the directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors due to its relationship with the Sub-Advised Portfolios. The directors considered Mason Street Advisors’ quarterly presentation to the directors regarding Mason Street Advisors’ revenues, expenses, income and profit margins allocable to its services to the Sub-Advised Portfolios on an aggregate and a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to the revenues and expenses. The profitability information presented for the directors’ consideration was supplemented by the aforementioned information regarding the ranking of each Sub-Advised Portfolio within the Portfolio’s respective Morningstar category. The directors then considered the profitability information related to certain of the Sub-Advised Portfolios where such information had been provided and the financial statements of certain Sub-Advisers or their affiliates who had not provided specific profitability information. In all instances, including those where profitability information had not been provided, the directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of differing assumptions and other factors. The directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios in the brokerage platform and/or mutual fund partner programs offered by an affiliate of Mason Street Advisors and the payment of fees by those entities to affiliates of Mason Street Advisors related to such participation. The directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The directors took into account the expense limitation arrangements in place for the Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the High Yield Bond, Large Company Value, Inflation Protection, Mid Cap Value, Domestic Equity, Focused Appreciation, Equity Income, Small Cap Value, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond and Government Money Market Portfolios. The directors also considered the total assets of each Sub-Advised Portfolio and the expense ratios of the Sub-Advised Portfolios. Based on this information, the Board concluded, within the context of its overall determinations regarding the Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Other Information. The directors were presented with other information intended to assist them in their consideration of the continuation of the Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The directors also considered information regarding each Sub-Adviser’s code of ethics, cybersecurity program and business continuity plan, portfolio manager compensation, portfolio turnover, succession planning and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Miriam M. Allison, Gail L. Hanson, and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2017	2018
	$852,730	$682,150

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2017	2018
	$0	$0

(c) Tax Fees

	2017	2018
	$102,720	$77,210

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2017	2018
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant, Registrant’s investment advisor and related service providers

	2017	2018
	$161,720	$203,110

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s investment advisor and related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Not applicable

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 13, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kate M. Fleming
Kate M. Fleming, President

Date: February 13, 2019

By:	/s/ Todd M. Jones
Todd M. Jones, Vice President,
Chief Financial Officer and Treasurer

Date: February 13, 2019